As filed with the Securities and Exchange Commission on April 28, 2026
File Nos. 333-92415
811-09721

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A
REGISTRATION STATEMENT
☒
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 59
☒
And
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
☒
Amendment No. 63
☒

PIMCO MANAGED ACCOUNTS TRUST
(Exact name of Registrant as Specified in Charter)

C/O Pacific Investment Management Company LLC
1633 Broadway
New York, NY 10019
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including area code:
(888) 877-4626
Ryan G. Leshaw
Pacific Investment Management Company LLC
650 Newport Center Drive
Newport Beach, California 92660
(Name and Address of Agent for Service)
Copies of Communications to:
David C. Sullivan, Esq. Adam M. Schlichtmann, Esq. Ropes & Gray LLP Prudential Tower, 800 Boylston Street Boston, Massachusetts 02199	Douglas P. Dick, Esq. Adam T. Teufel, Esq. Dechert LLP 1900 K Street, N.W. Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)	☒	on April 30, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)	☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)	☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE
This Post-Effective Amendment No. 59 to the Registration Statement of PIMCO Managed Accounts Trust (the “Registrant”) on Form N-1A (File No. 333-92415) is being filed pursuant to Rule 485(b) under the Securities Act of 1933, as amended, to provide updated financial information for, and make other non-material changes to, the Registrant’s Prospectus and Statement of Additional Information.

PIMCO Managed Accounts Trust
Prospectus
April 30, 2026
Fixed Income SHares (FISH)
Fixed Income SHares: Series C (“FISH: Series C”)	FXICX
Fixed Income SHares: Series M (“FISH: Series M”)	FXIMX
Fixed Income SHares: Series R (“FISH: Series R”)	FXIRX
Fixed Income SHares: Series TE (“FISH: Series TE”)	FXIEX
Fixed Income SHares: Series LD (“FISH: Series LD”)	FXIDX
Neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fixed Income SHares: Series C

Investment Objective
The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Portfolio
The table below describes the fees and expenses you pay if you buy, hold and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
FISH: Series C
Advisory Fees(1)	0.00%
Other Expenses(2)	0.10%
Total Annual Portfolio Operating Expenses	0.10%
1
The Portfolio does not pay an advisory fee to Pacific Investment Management Company LLC (“PIMCO”) under the Investment Advisory Contract between PIMCO Managed Accounts Trust (the “Trust”) and PIMCO (the “Investment Advisory Contract”). However, the Portfolio is an integral part of “wrap-fee” programs, including those sponsored by investment advisers and broker- dealers unaffiliated with the Portfolio or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to PIMCO and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.
2
“Other Expenses” include interest expense of 0.10%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.00%.
Example. This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.
	1 Year	3 Years	5 Years	10 Years
FISH: Series C	$10	$32	$56	$128
Portfolio Turnover
The Portfolio pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Example
table, can adversely affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 584% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio seeks to achieve its investment objective by normally investing substantially all (and at least 80%) of its net assets (plus borrowings made for investment purposes) in a portfolio of U.S. and foreign fixed income instruments including (but not limited to): corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; floating and variable rate debt instruments, inflation-indexed bonds issued by corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of non-U.S. governments and their subdivisions, agencies and government sponsored enterprises; obligations of international agencies or supranational entities; obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; mortgage-related and other asset-backed securities, such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities; and derivative instruments that have economic characteristics similar to the securities referenced above.
The Portfolio may invest up to 50% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody's Ratings (“Moody’s”), or equivalently rated by Standard & Poor’s (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or, if unrated, determined by PIMCO to be of comparable quality to securities so rated. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. Subject to the limitations set forth in this prospectus, the Portfolio may invest in foreign (non-U.S.) currencies, securities denominated in foreign (non-U.S.) currencies, U.S. dollar denominated securities of foreign issuers, and securities and instruments of issuers that are economically tied to emerging market countries.
The Portfolio may invest up to 55% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Certain of these securities issued by U.S. Government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. Mortgage-related and other asset-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to this limitation. The Portfolio may invest without limitation in mortgage-related and other asset-backed securities, including mortgage-related and other asset-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

PIMCO Managed Accounts Trust | Prospectus  1

Fixed Income SHares: Series C

The Portfolio may invest in instruments of any maturity. The average portfolio duration of the Portfolio is expected to vary and may range anywhere from relatively short (e.g., less than two years) to relatively long (e.g., more than ten years) based on PIMCO’s forecast for interest rates.
The Portfolio may invest without limit in derivative instruments, such as options, futures contracts or swap agreements, which may relate to fixed income securities, interest rates, currencies or currency exchange rates, commodities, real estate and other assets, and related indices. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. Although the Portfolio may invest in derivatives of any kind, it expects to invest in futures contracts, swaps and forward foreign currency contracts and to write (sell) put and call options on securities for hedging, risk management or other purposes, including for the purpose or having the effect of creating leverage. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest in contingent convertible securities. The “total return” sought by the Portfolio consists of income earned on its investments, plus capital appreciation, if any, generally arising from decreases in interest rates or improving credit fundamentals for a particular sector or security.
The Portfolio will not change its policy to, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income instruments unless the Portfolio provides shareholders with the notice required by Rule 35d-1 under the Investment Company Act of 1940, as it may be amended or interpreted by the Securities and Exchange Commission (the “SEC”) from time to time (the “1940 Act”).
Principal Risks
It is possible to experience losses on an investment in the Portfolio. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value due to changes in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. Factors such as government and central bank policy, inflation, the economy, and the market for bonds can impact interest rates and yields
Credit Risk:  the risk that the Portfolio could experience losses if the issuer or guarantor of a fixed income security, the counterparty to a derivative contract or a repurchase agreement, a borrower of portfolio securities, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk:  the risk that the value of securities owned by the Portfolio may fluctuate, sometimes rapidly or unpredictably, due to a variety of factors affecting securities markets generally or particular industries or sectors
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller or less developed markets, differing financial reporting, accounting, corporate governance and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable U.S. or foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments, trade restrictions (including tariffs) or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Portfolio may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the Portfolio's guidelines), which generally carry higher levels of the foregoing risks
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Focused Investment Risk:  the risk that, to the extent that the Portfolio focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector. Furthermore, the Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to market developments, which will subject the Portfolio to greater risk. The Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, options, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. Derivatives used for hedging or risk management may not operate as intended or may expose the Portfolio to additional risks. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Portfolio. The Portfolio’s use of derivatives or other similar investments may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the

2  Prospectus | PIMCO Managed Accounts Trust

Prospectus

risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Portfolio's clearing broker or the clearinghouse. Changes in regulations relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Portfolio’s performance
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in changing interest rate environments or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. The liquidity of the Portfolio’s shares may be constrained by the liquidity of the Portfolio’s portfolio holdings
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of market, credit, call and liquidity risks. High yield securities are considered primarily speculative by rating agencies with respect to the issuer’s continuing ability to make principal and interest payments, and their values may be more volatile than higher-rated securities of similar maturity
Currency Risk:  the risk that foreign (non-U.S.) currencies may fluctuate in value relative to the U.S. dollar, which can affect the value of the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, and derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss. The use of leverage may also increase the Portfolio’s sensitivity to interest rate changes and other market risks
Issuer Risk:  the risk that the value of a security may decline for reasons related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Turnover Risk:  the risk that high levels of portfolio turnover may increase transaction costs and taxes and may lower investment performance
Municipal Securities Risk:  the risk that investing in municipal securities subjects the Portfolio to certain risks, including variations in the quality of municipal securities, both within a particular classification and between classifications. The rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue
Inflation/Deflation Risk:  the risk that the value of assets or income from a Portfolio's investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Portfolio's investments could decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy or changes in fiscal or monetary policies (or the expectation of such changes). Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Portfolio's investments
Contingent Convertible Securities Risk:  the risks of investing in contingent convertible securities, including the risk that interest payments may be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Portfolio’s investment becoming further subordinated as a result of conversion from debt to equity, the risk of the Portfolio’s investment receiving less favorable treatment than equity of the issuer in certain situations, such as during periods of financial distress or regulatory intervention, the risk that principal amount due can be written down to a lesser amount (including potentially to zero), and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Portfolio
Collateralized Loan Obligations Risk:  the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Portfolio to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the

April 30, 2026 | Prospectus  3

Fixed Income SHares: Series C

collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Portfolio may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO's manager may perform poorly
Please see “Description of Principal Risks” for more information regarding the risks associated with investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual total returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The information in the bar chart and Average Annual Total Returns Table does not reflect payment of any applicable “wrap” fees by clients of “wrap-fee” programs that invest in the Portfolio to the program sponsors. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
In addition to the Portfolio’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) a supplemental index. It is not possible to invest directly in an unmanaged index. The Portfolio’s regulatory index is the Bloomberg U.S. Aggregate Index. The Portfolio’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Bloomberg U.S. Credit Index is a supplemental index of the Portfolio.

 Calendar Year Total Returns

Best Quarter	December 31, 2023	7.51%
Worst Quarter	June 30, 2022	-7.81%
Average Annual Total Returns (for periods ended 12/31/25)
	1 Year	5 Years	10 Years
Fixed Income SHares: Series C - Before Taxes	10.23%	0.99%	3.08%
Fixed Income SHares: Series C - After Taxes on Distributions(1)	7.92%	-0.87%	1.31%
Fixed Income SHares: Series C - After Taxes on Distributions and Sale of Portfolio Shares(1)	6.10%	-0.07%	1.57%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Bloomberg U.S. Credit Index (reflects no deductions for fees, expenses or taxes)	7.83%	-0.05%	3.15%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from tax returns shown. After-tax returns are not relevant to investors who hold their shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser and administrator for the Portfolio. The Portfolio is jointly and primarily managed by David Braun, Mike Cudzil and Vinayak Seshasayee. Mr. Braun is a Managing Director in PIMCO’s New York office and head of the U.S. financial institutions group and stable value portfolio management teams. Mr. Cudzil is a Managing Director in PIMCO’s Newport Beach office and Mr. Seshasayee is an Executive Vice President in PIMCO’s New York office. Mr. Braun has managed the Portfolio since May 2016 and Messrs. Cudzil and Seshasayee have managed the Portfolio since October 2022.

4  Prospectus | PIMCO Managed Accounts Trust

Prospectus

Other Important Information Regarding Portfolio Shares
For important information about purchase and sale of Portfolio shares and tax information, please turn to the “Summary of Other Important Information Regarding Portfolio Shares” section on page 24 of this prospectus.

April 30, 2026 | Prospectus  5

Fixed Income SHares: Series M

Investment Objective
The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Portfolio
The table below describes the fees and expenses you pay if you buy, hold and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
FISH: Series M
Advisory Fees(1)	0.00%
Other Expenses(2)	0.09%
Total Annual Portfolio Operating Expenses	0.09%
1
The Portfolio does not pay an advisory fee to Pacific Investment Management Company LLC (“PIMCO”) under the Investment Advisory Contract between PIMCO Managed Accounts Trust (the “Trust”) and PIMCO (the “Investment Advisory Contract”). However, the Portfolio is an integral part of “wrap-fee” programs, including those sponsored by investment advisers and broker- dealers unaffiliated with the Portfolio or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to PIMCO and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.
2
“Other Expenses” include interest expense of 0.09%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.00%.
Example. This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.
	1 Year	3 Years	5 Years	10 Years
FISH: Series M	$9	$29	$51	$115
Portfolio Turnover
The Portfolio pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Example
table, can adversely affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 606% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in a portfolio of U.S. and foreign fixed income instruments of varying maturities including (but not limited to): mortgage-and other asset-backed securities, such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property; obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; floating and variable rate debt instruments; structured notes, including hybrid or “indexed” securities and event-linked bonds, loan participations and assignments, delayed funding loans and revolving credit facilities, debt securities issued by states or local governments and their agencies, authorities and other instrumentalities; bank certificates of deposit and fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; and derivative instruments that have economic characteristics similar to the securities referenced above.
The Portfolio may invest in instruments of any maturity. The average portfolio duration of the Portfolio is expected to vary and may range anywhere from relatively short (e.g., less than two years) to relatively long (e.g., more than ten years) based on PIMCO’s forecast for interest rates.
Subject to the limitations set forth in this prospectus, the Portfolio may invest in foreign (non-U.S.) currencies, securities denominated in foreign (non- U.S.) currencies, U.S. dollar denominated securities of foreign issuers, and securities and instruments of issuers that are economically tied to emerging market countries.
The Portfolio may invest without limit in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Certain of these securities issued by U.S. Government-sponsored entities may not be backed by the full faith and credit of the U.S. Government.
The Portfolio may invest up to 50% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody's Ratings (“Moody’s”), or equivalently rated by Standard & Poor’s (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or, if unrated, determined by PIMCO to be of comparable quality to securities so rated (except that, within such 50% limitation, the Portfolio may invest in mortgage-related securities rated below B). In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Portfolio may invest without limit in derivative instruments,

6  PIMCO Managed Accounts Trust | Prospectus

Prospectus

such as options, futures contracts or swap agreements, which may relate to fixed income securities, interest rates, currencies or currency exchange rates, commodities, real estate and other assets, and related indices.
The Portfolio may invest without limit in mortgage- or asset-backed securities, including mortgage-related and other asset-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although the Portfolio may invest in derivatives of any kind, it expects to invest in futures contracts, swaps and forward foreign currency contracts and to write (sell) put and call options on securities for hedging, risk management or other purposes, including for the purpose or having the effect of creating leverage. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest in contingent convertible securities. The “total return” sought by the Portfolio consists of income earned on its investments, plus capital appreciation, if any, generally arising from decreases in interest rates or improving credit fundamentals for a particular sector or security.
The Portfolio will not change its policy to, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of U.S. and foreign fixed income instruments of varying maturities unless the Portfolio provides shareholders with the notice required by Rule 35d-1 under the Investment Company Act of 1940, as it may be amended or interpreted by the Securities and Exchange Commission (the “SEC”) from time to time (the “1940 Act”).
Principal Risks
It is possible to experience losses on an investment in the Portfolio. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below.
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Portfolio may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the Portfolio's guidelines), which generally carry higher levels of the foregoing risks
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value due to changes in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. Factors such as government and central bank policy, inflation, the economy, and the market for bonds can impact interest rates and yields
Credit Risk:  the risk that the Portfolio could experience losses if the issuer or guarantor of a fixed income security, the counterparty to a derivative contract or a repurchase agreement, a borrower of portfolio securities, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk:  the risk that the value of securities owned by the Portfolio may fluctuate, sometimes rapidly or unpredictably, due to a variety of factors affecting securities markets generally or particular industries or sectors
Focused Investment Risk:  the risk that, to the extent that the Portfolio focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector. Furthermore, the Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to market developments, which will subject the Portfolio to greater risk. The Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller or less developed markets, differing financial reporting, accounting, corporate governance and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable U.S. or foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments, trade restrictions (including tariffs) or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, options, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. Derivatives used for hedging or risk management may not operate as intended or may expose the Portfolio to additional risks. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Portfolio. The Portfolio’s use of derivatives or other similar investments may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for

April 30, 2026 | Prospectus  7

Fixed Income SHares: Series M

non-centrally cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Portfolio's clearing broker or the clearinghouse. Changes in regulations relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Portfolio’s performance
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in changing interest rate environments or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. The liquidity of the Portfolio’s shares may be constrained by the liquidity of the Portfolio’s portfolio holdings
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Leveraging Risk:  the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, and derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss. The use of leverage may also increase the Portfolio’s sensitivity to interest rate changes and other market risks
Issuer Risk:  the risk that the value of a security may decline for reasons related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of market, credit, call and liquidity risks. High yield securities are considered primarily speculative by rating agencies with respect to the issuer’s continuing ability to make principal and interest payments, and their values may be more volatile than higher-rated securities of similar maturity
Turnover Risk:  the risk that high levels of portfolio turnover may increase transaction costs and taxes and may lower investment performance
Currency Risk:  the risk that foreign (non-U.S.) currencies may fluctuate in value relative to the U.S. dollar, which can affect the value of the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Municipal Securities Risk:  the risk that investing in municipal securities subjects the Portfolio to certain risks, including variations in the quality of municipal securities, both within a particular classification and between classifications. The rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue
Inflation/Deflation Risk:  the risk that the value of assets or income from a Portfolio's investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Portfolio's investments could decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy or changes in fiscal or monetary policies (or the expectation of such changes). Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Portfolio's investments
Contingent Convertible Securities Risk:  the risks of investing in contingent convertible securities, including the risk that interest payments may be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Portfolio’s investment becoming further subordinated as a result of conversion from debt to equity, the risk of the Portfolio’s investment receiving less favorable treatment than equity of the issuer in certain situations, such as during periods of financial distress or regulatory intervention, the risk that principal amount due can be written down to a lesser amount (including potentially to zero), and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Portfolio
Collateralized Loan Obligations Risk:  the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Portfolio to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the

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Prospectus

Portfolio may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO's manager may perform poorly
Please see “Description of Principal Risks” for more information regarding the risks associated with investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual total returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The information in the bar chart and Average Annual Total Returns Table does not reflect payment of any applicable “wrap” fees by clients of “wrap-fee” programs that invest in the Portfolio to the program sponsors. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
In addition to the Portfolio’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) a supplemental index. It is not possible to invest directly in an unmanaged index. The Portfolio’s regulatory index is the Bloomberg U.S. Aggregate Index. The Portfolio’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Bloomberg U.S. Credit Index is a supplemental index of the Portfolio.

 Calendar Year Total Returns

Best Quarter	June 30, 2020	7.93%
Worst Quarter	June 30, 2022	-6.26%
Average Annual Total Returns (for periods ended 12/31/25)
	1 Year	5 Years	10 Years
Fixed Income SHares: Series M - Before Taxes	10.63%	1.98%	4.75%
Fixed Income SHares: Series M - After Taxes on Distributions(1)	8.05%	-0.25%	2.43%
Fixed Income SHares: Series M - After Taxes on Distributions and Sale of Portfolio Shares(1)	6.17%	0.50%	2.65%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Bloomberg U.S. Credit Index (reflects no deductions for fees, expenses or taxes)	7.83%	-0.05%	3.15%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from tax returns shown. After-tax returns are not relevant to investors who hold their shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser and administrator for the Portfolio. The Portfolio is jointly and primarily managed by David Braun, Mike Cudzil and Vinayak Seshasayee. Mr. Braun is a Managing Director in PIMCO’s New York office and head of the U.S. financial institutions group and stable value portfolio management teams. Mr. Cudzil is a Managing Director in PIMCO’s Newport Beach office and Mr. Seshasayee is an Executive Vice President in PIMCO’s New York office. Mr. Braun has managed the Portfolio since May 2016 and Messrs. Cudzil and Seshasayee have managed the Portfolio since October 2022.

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Fixed Income SHares: Series M

Other Important Information Regarding Portfolio Shares
For important information about purchase and sale of Portfolio shares and tax information, please turn to the “Summary of Other Important Information Regarding Portfolio Shares” section on page 24 of this prospectus.

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Fixed Income SHares: Series R

Investment Objective
The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.
Fees and Expenses of the Portfolio
The table below describes the fees and expenses you pay if you buy, hold and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
FISH: Series R
Advisory Fees(1)	0.00%
Other Expenses(2)	3.92%
Total Annual Portfolio Operating Expenses	3.92%
1
The Portfolio does not pay an advisory fee to Pacific Investment Management Company LLC (“PIMCO”) under the Investment Advisory Contract between PIMCO Managed Accounts Trust (the “Trust”) and PIMCO (the “Investment Advisory Contract”). However, the Portfolio is an integral part of “wrap-fee” programs, including those sponsored by investment advisers and broker- dealers unaffiliated with the Portfolio or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to PIMCO and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.
2
“Other Expenses” include interest expense of 3.92%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.00%.
Example. This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.
	1 Year	3 Years	5 Years	10 Years
FISH: Series R	$394	$1,195	$2,014	$4,138
Portfolio Turnover
The Portfolio pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Example
table, can adversely affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 157% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in a portfolio of U.S. and foreign fixed income instruments including (but not limited to): inflation-indexed bonds issued by both U.S. and non-U.S. governments and corporations, including Treasury Inflation Protected Securities (“TIPS”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises; obligations of international agencies or supranational entities; debt securities issued by states or local governments and their agencies, authorities and other instrumentalities; mortgage-related and other asset-backed securities including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities; floating and variable rate debt instruments; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; and derivative instruments that have economic characteristics similar to the securities referenced above.
In pursuing its investment objective of real return, the Portfolio ordinarily expects to invest a substantial portion of its assets in inflation-indexed bonds of various maturities issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Certain securities issued by U.S. Government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the non-seasonally adjusted Consumer Price Index for All Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.
The Portfolio invests primarily in investment grade securities, but may invest up to 20% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody's Ratings (“Moody’s”), or equivalently rated by Standard & Poor’s (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or, if unrated, determined by PIMCO to be of comparable quality to securities so rated (except that within such 20% limitation, the Portfolio may invest in mortgage-related securities rated below B). In the event that ratings services assign different ratings to the same security, PIMCO will

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Fixed Income SHares: Series R

use the highest rating as the credit rating for that security. The Portfolio may invest, subject to applicable law, without limit in foreign (non-U.S.) currencies, securities denominated in foreign (non-U.S.) currencies, and U.S. dollar denominated securities of foreign issuers. The Portfolio may invest without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity (“short-term investment grade sovereign debt”), including short-term investment grade sovereign debt issued by emerging market issuers. The Portfolio may invest up to 20% of its total assets in securities of issuers economically tied to “emerging market” countries other than investments in short-term investment grade sovereign debt issued by emerging market issuers, where as noted above there is no limit.
The Portfolio may invest in instruments of any maturity. The average portfolio duration of the Portfolio is expected to vary and may range anywhere from relatively short (e.g., less than two years) to relatively long (e.g., more than ten years) based on PIMCO’s forecast for interest rates.
The Portfolio may invest without limit in derivative instruments, such as options, futures contracts or swap agreements, which may relate to fixed income securities, interest rates, currencies or currency exchange rates, commodities, real estate and other assets, and related indices. Although the Portfolio may invest in derivatives of any kind, it expects to invest in futures contracts, swaps and forward foreign currency contracts and to write (sell) put and call options on securities for hedging, risk management or other purposes, including for the purpose or having the effect of creating leverage. The Portfolio may lend its securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
The Portfolio will not change its policy to, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. and foreign fixed income instruments unless the Portfolio provides shareholders with the notice required by Rule 35d-1 under the Investment Company Act of 1940, as it may be amended or interpreted by the Securities and Exchange Commission (the “SEC”) from time to time (the “1940 Act”).
Principal Risks
It is possible to experience losses on an investment in the Portfolio. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value due to changes in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. Factors such as government and central bank policy, inflation, the economy, and the market for bonds can impact interest rates and yields
Credit Risk:  the risk that the Portfolio could experience losses if the issuer or guarantor of a fixed income security, the counterparty to a derivative contract or a repurchase agreement, a borrower of portfolio securities, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk:  the risk that the value of securities owned by the Portfolio may fluctuate, sometimes rapidly or unpredictably, due to a variety of factors affecting securities markets generally or particular industries or sectors
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller or less developed markets, differing financial reporting, accounting, corporate governance and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable U.S. or foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments, trade restrictions (including tariffs) or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Portfolio may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the Portfolio's guidelines), which generally carry higher levels of the foregoing risks
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Focused Investment Risk:  the risk that, to the extent that the Portfolio focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector. Furthermore, the Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to market developments, which will subject the Portfolio to greater risk. The Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, options, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be

12  Prospectus | PIMCO Managed Accounts Trust

Prospectus

more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. Derivatives used for hedging or risk management may not operate as intended or may expose the Portfolio to additional risks. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Portfolio. The Portfolio’s use of derivatives or other similar investments may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Portfolio's clearing broker or the clearinghouse. Changes in regulations relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Portfolio’s performance
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in changing interest rate environments or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. The liquidity of the Portfolio’s shares may be constrained by the liquidity of the Portfolio’s portfolio holdings
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of market, credit, call and liquidity risks. High yield securities are considered primarily speculative by rating agencies with respect to the issuer’s continuing ability to make principal and interest payments, and their values may be more volatile than higher-rated securities of similar maturity
Currency Risk:  the risk that foreign (non-U.S.) currencies may fluctuate in value relative to the U.S. dollar, which can affect the value of the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, and derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss. The use of leverage may also increase the Portfolio’s sensitivity to interest rate changes and other market risks
Issuer Risk:  the risk that the value of a security may decline for reasons related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Turnover Risk:  the risk that high levels of portfolio turnover may increase transaction costs and taxes and may lower investment performance
Municipal Securities Risk:  the risk that investing in municipal securities subjects the Portfolio to certain risks, including variations in the quality of municipal securities, both within a particular classification and between classifications. The rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue
Inflation/Deflation Risk:  the risk that the value of assets or income from a Portfolio's investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Portfolio's investments could decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy or changes in fiscal or monetary policies (or the expectation of such changes). Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Portfolio's investments
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit events resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Collateralized Loan Obligations Risk:  the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Portfolio to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the

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Fixed Income SHares: Series R

collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Portfolio may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO's manager may perform poorly
Please see “Description of Principal Risks” for more information regarding the risks associated with investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual total returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The information in the bar chart and Average Annual Total Returns Table does not reflect payment of any applicable “wrap” fees by clients of “wrap-fee” programs that invest in the Portfolio to the program sponsors. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
In addition to the Portfolio’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) two supplemental indexes. It is not possible to invest directly in an unmanaged index. The Portfolio’s regulatory index is the Bloomberg U.S. Aggregate Index. The Portfolio’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Bloomberg U.S. TIPS Index is a supplemental index of the Portfolio. The ICE BofA U.S. Treasury Inflation-Linked 7-10 Year Index is also a supplemental index of the Portfolio.

 Calendar Year Total Returns

Best Quarter	June 30, 2020	7.16%
Worst Quarter	June 30, 2022	-9.44%
Average Annual Total Returns (for periods ended 12/31/25)
	1 Year	5 Years	10 Years
Fixed Income SHares: Series R - Before Taxes	11.20%	0.78%	3.85%
Fixed Income SHares: Series R - After Taxes on Distributions(1)	9.23%	-1.40%	2.05%
Fixed Income SHares: Series R - After Taxes on Distributions and Sale of Portfolio Shares(1)	6.53%	-0.35%	2.18%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Bloomberg U.S. TIPS Index (reflects no deductions for fees, expenses or taxes)	7.01%	1.12%	3.09%
ICE BofA U.S. Treasury Inflation-Linked 7-10 Year Index (reflects no deductions for fees, expenses or taxes)	8.90%	0.73%	3.11%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from tax returns shown. After-tax returns are not relevant to investors who hold their shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser and administrator for the Portfolio. The Portfolio is jointly and primarily managed by Mike Cudzil and Daniel He. Mr. Cudzil is a Managing Director and portfolio manager in PIMCO’s Newport Beach office. Mr. He is an Executive Vice President and portfolio manager in PIMCO’s Newport Beach office. Mr. Cudzil has managed the Portfolio since June 2025. Mr. He has managed the Portfolio since December 2019.

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Prospectus

Other Important Information Regarding Portfolio Shares
For important information about purchase and sale of Portfolio shares and tax information, please turn to the “Summary of Other Important Information Regarding Portfolio Shares” section on page 24 of this prospectus.

April 30, 2026 | Prospectus  15

Fixed Income SHares: Series TE

Investment Objectives
The Portfolio seeks high current income exempt from U.S. federal income tax consistent with prudent investment management. Total return/capital appreciation is a secondary objective.
Fees and Expenses of the Portfolio
The table below describes the fees and expenses you pay if you buy, hold and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
FISH: Series TE
Advisory Fees(1)	0.00%
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	0.00%
1
The Portfolio does not pay an advisory fee to Pacific Investment Management Company LLC (“PIMCO”) under the Investment Advisory Contract between PIMCO Managed Accounts Trust (the “Trust”) and PIMCO (the “Investment Advisory Contract”). However, the Portfolio is an integral part of “wrap-fee” programs, including those sponsored by investment advisers and broker- dealers unaffiliated with the Portfolio or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to PIMCO and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.
Example. This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.
	1 Year	3 Years	5 Years	10 Years
FISH: Series TE	$0	$0	$0	$0
Portfolio Turnover
The Portfolio pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Example table, can adversely affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 36% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio seeks to achieve its objective by investing in municipal securities to generate income exempt from U.S. federal income tax. The Portfolio normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in a portfolio of U.S. fixed income instruments comprised of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax (“AMT”)) (the “80% Tax Exempt Policy”), including (but not limited to):
■
municipal debt securities issued by states and their agencies, authorities and other instrumentalities which are exempt from federal income tax;
■
municipal debt securities issued by local governments and their agencies, authorities and other instrumentalities which are exempt from federal income tax; and
■
tax-exempt structured notes, which may contain embedded derivatives.
The Portfolio may invest without limit in bonds whose interest is a tax-preference item for purposes of the federal AMT.
The Portfolio may invest in instruments of any maturity. The average portfolio duration of the Portfolio is expected to vary and may range anywhere from relatively short (e.g., less than two years) to relatively long (e.g., more than ten years) based on PIMCO’s forecast for interest rates.
The Portfolio may invest without limit in U.S. dollar denominated securities. The Portfolio may invest without limit in U.S. Government securities, money market instruments and/or “private activity” bonds. Distributions derived from “private activity” bonds may be subject to the federal AMT. The Portfolio may invest more than 25% of its total assets in bonds of issuers in either California or New York, or both. To the extent that the Portfolio focuses its investments in California or New York, it will be particularly subject to California or New York state-specific risks, as applicable.
The Portfolio may invest up to 80% of its total assets in high yield securities (“junk bonds”) rated below Baa3 by Moody's Ratings (“Moody’s”), or equivalently rated by Standard & Poor’s (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or, if unrated, determined by PIMCO to be of comparable quality to securities so rated. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security.
Subject to the 80% Tax Exempt Policy noted above, the Portfolio may invest the remainder of its assets in fixed income securities that generate income that is not exempt from federal income tax (for example, Build America Bonds).
The Portfolio may invest in derivative instruments, such as options, futures contracts or swap agreements, which may relate to fixed income securities, interest rates, currencies or currency exchange rates, commodities, real estate and other assets, and related indices. Although

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the Portfolio did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may also invest in securities issued by entities, such as trusts, whose underlying assets are municipal bonds, including, without limitation, inverse floating rate debt securities (“inverse floaters”). The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
The Portfolio will not change the 80% Tax Exempt Policy unless the Portfolio provides shareholders with the notice required by Rule 35d-1 under the Investment Company Act of 1940, as it may be amended or interpreted by the Securities and Exchange Commission (the “SEC”) from time to time (the “1940 Act”).
Principal Risks
It is possible to experience losses on an investment in the Portfolio. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below.
Municipal Securities Risk:  the risk that investing in municipal securities subjects the Portfolio to certain risks, including variations in the quality of municipal securities, both within a particular classification and between classifications. The rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue
Municipal Project-Specific Risk:  the risk that the Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation and utilities), industrial development bonds, or in bonds from issuers in a single state
Municipal Bond Market Risk:  the risk that the Portfolio may be adversely affected due to factors such as limited amount of public information available regarding the municipal bonds held in the Portfolio as compared to that for corporate equities or bonds, legislative changes and local and business developments, general conditions of the municipal bond market, the size of the particular offering, the rating of the issue and the maturity of the obligation
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value due to changes in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. Factors such as government and central bank policy, inflation, the economy, and the market for bonds can impact interest rates and yields
Credit Risk:  the risk that the Portfolio could experience losses if the issuer or guarantor of a fixed income security, the counterparty to a derivative contract or a repurchase agreement, a borrower of portfolio securities, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk:  the risk that the value of securities owned by the Portfolio may fluctuate, sometimes rapidly or unpredictably, due to a variety of factors affecting securities markets generally or particular industries or sectors
Focused Investment Risk:  the risk that, to the extent that the Portfolio focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector. Furthermore, the Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to market developments, which will subject the Portfolio to greater risk. The Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, options, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. Derivatives used for hedging or risk management may not operate as intended or may expose the Portfolio to additional risks. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Portfolio. The Portfolio’s use of derivatives or other similar investments may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Portfolio's clearing broker or the clearinghouse. Changes in regulations relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Portfolio’s performance
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell investments at an advantageous time or price or achieve its desired level of exposure

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Fixed Income SHares: Series TE

to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in changing interest rate environments or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. The liquidity of the Portfolio’s shares may be constrained by the liquidity of the Portfolio’s portfolio holdings
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved
Leveraging Risk:  the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, and derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss. The use of leverage may also increase the Portfolio’s sensitivity to interest rate changes and other market risks
Issuer Risk:  the risk that the value of a security may decline for reasons related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of market, credit, call and liquidity risks. High yield securities are considered primarily speculative by rating agencies with respect to the issuer’s continuing ability to make principal and interest payments, and their values may be more volatile than higher-rated securities of similar maturity
California State-Specific Risk:  the risk that the Portfolio, to the extent it focuses its investments in California municipal bonds, may be affected significantly by economic, regulatory, social or political developments affecting the ability of California issuers to pay interest or repay principal
New York State-Specific Risk:  the risk that the Portfolio, to the extent it focuses its investments in New York municipal bonds, may be affected significantly by economic, regulatory, social or political developments affecting the ability of New York issuers to pay interest or repay principal
Puerto Rico-Specific Risk:  the risk that by investing in Municipal Bonds issued by Puerto Rico or its instrumentalities, the Portfolio may be affected by certain developments, such as political, economic, environmental, social, regulatory or debt restructuring developments, that impact the ability or obligation of Puerto Rico municipal issuers to pay interest or repay principal
AMT Bonds Risk:  the risk that “AMT Bonds,” which are municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers, may expose the Portfolio to certain risks in addition to those typically associated with municipal bonds. Interest or principal on AMT Bonds paid out of current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity, economic disruptions, public health emergencies, or extreme weather and disaster events could also affect the economic viability of facilities that are the sole source of revenue to support AMT Bonds. In this regard, AMT Bonds may entail greater risks than general obligation municipal bonds. AMT Bonds may also be less liquid than other municipal securities, which could make them more difficult to sell in stressed market conditions. In addition, changes in federal tax law could alter the treatment of AMT Bonds. For shareholders subject to the federal alternative minimum tax, a portion of the Portfolio’s distributions may not be exempt from gross federal income, which may give rise to alternative minimum tax liability
Inflation/Deflation Risk:  the risk that the value of assets or income from a Portfolio's investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Portfolio's investments could decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy or changes in fiscal or monetary policies (or the expectation of such changes). Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Portfolio's investments
Please see “Description of Principal Risks” for more information regarding the risks associated with investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual total returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The information in the bar chart and Average Annual Total Returns Table does not reflect payment of any applicable “wrap” fees by clients of “wrap-fee” programs that invest in the Portfolio to the program sponsors. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

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In addition to the Portfolio’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) two supplemental indexes. It is not possible to invest directly in an unmanaged index. The Portfolio’s regulatory index is the Bloomberg Municipal Bond Index. The Portfolio’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds. The 50% Bloomberg 10 Year Municipal Bond Index/50% Bloomberg High Yield Municipal Bond Index is a supplemental index of the Portfolio. The Bloomberg High Yield Municipal Bond Index is also a supplemental index of the Portfolio.

 Calendar Year Total Returns

Best Quarter	December 31, 2023	7.77%
Worst Quarter	March 31, 2022	-5.91%
Average Annual Total Returns (for periods ended 12/31/25)
	1 Year	5 Years	10 Years
Fixed Income SHares: Series TE - Before Taxes	5.53%	2.56%	3.80%
Fixed Income SHares: Series TE - After Taxes on Distributions(1)	5.26%	2.30%	3.51%
Fixed Income SHares: Series TE - After Taxes on Distributions and Sale of Portfolio Shares(1)	5.03%	2.70%	3.57%
Bloomberg Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	4.25%	0.80%	2.34%
Bloomberg High Yield Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	2.46%	2.18%	4.35%
50% Bloomberg 10 Year Municipal Bond Index/50% Bloomberg High Yield Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	4.18%	1.63%	3.46%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from tax returns shown. After-tax returns are not relevant to investors who hold their shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser and administrator for the Portfolio. The Portfolio is jointly and primarily managed by David Hammer and Kyle Christine. Mr. Hammer is a Managing Director and head of municipal bond portfolio management in PIMCO’s Newport Beach office. Mr. Christine is an Executive Vice President and municipal bond portfolio manager in PIMCO’s Newport Beach office. Mr. Hammer has managed the Portfolio since August 2015. Mr. Christine has managed the Portfolio since April 2023.
Other Important Information Regarding Portfolio Shares
For important information about purchase and sale of Portfolio shares and tax information, please turn to the “Summary of Other Important Information Regarding Portfolio Shares” section on page 24 of this prospectus.

April 30, 2026 | Prospectus  19

Fixed Income SHares: Series LD

Investment Objective
The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Portfolio
The table below describes the fees and expenses you pay if you buy, hold and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
FISH: Series LD
Advisory Fees(1)	0.00%
Other Expenses(2)	1.26%
Total Annual Portfolio Operating Expenses	1.26%
1
The Portfolio does not pay an advisory fee to Pacific Investment Management Company LLC (“PIMCO”) under the Investment Advisory Contract between PIMCO Managed Accounts Trust (the “Trust”) and PIMCO (the “Investment Advisory Contract”). However, the Portfolio is an integral part of “wrap-fee” programs, including those sponsored by investment advisers and broker- dealers unaffiliated with the Portfolio or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to PIMCO and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.
2
“Other Expenses” include interest expense of 1.26%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.00%.
Example. This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.
	1 Year	3 Years	5 Years	10 Years
FISH: Series LD	$128	$400	$692	$1,523
Portfolio Turnover
The Portfolio pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Example
table, can adversely affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 348% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in a diversified portfolio of U.S. and foreign fixed income securities of varying maturities, including (but not limited to): obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-related and other asset-backed securities including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities; inflation-indexed bonds issued by both U.S. and non-U.S. governments and corporations, including Treasury Inflation Protected Securities (“TIPS”); structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of non-U.S. governments and their subdivisions, agencies and government sponsored enterprises; obligations of international agencies or supranational entities; floating and variable rate debt instruments; and derivative instruments that have economic characteristics similar to the securities referenced above.
The average duration of the Portfolio will normally be between zero and five years; however, the duration of the Portfolio will vary based on PIMCO’s forecast for interest rates. The Portfolio’s average duration may vary significantly from time to time, and there is no assurance that the Portfolio’s duration will be within the zero to five year range at any time. The Portfolio may invest in instruments of any maturity or duration.
The Portfolio may invest without limit in high yield securities (“junk bonds”) rated below Baa by Moody's Ratings (“Moody’s”), or equivalently rated by Standard & Poor’s (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or, if unrated, determined by PIMCO to be of comparable quality to securities so rated. Subject to the limitations set forth in this prospectus, the Portfolio may invest in foreign (non-U.S.) currencies, securities denominated in foreign (non-U.S.) currencies, U.S. dollar denominated securities of foreign issuers, and securities and instruments of issuers that are economically tied to emerging market countries. The Portfolio may invest without limit in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Certain of these securities issued by U.S. Government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. The Portfolio may invest without limit in mortgage-related and other

20  PIMCO Managed Accounts Trust | Prospectus

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asset-backed securities, including mortgage-related and other asset-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
The Portfolio may invest without limit in derivative instruments, such as options, futures contracts or swap agreements, which may relate to fixed income securities, interest rates, currencies or currency exchange rates, commodities, real estate and other assets, and related indices. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. Although the Portfolio may invest in derivatives of any kind, it expects to invest in futures contracts, swaps and forward foreign currency contracts and to write (sell) put and call options on securities for hedging, risk management or other purposes, including for the purpose or having the effect of creating leverage. The Portfolio may, without limitation, seek to obtain market exposure by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on its investments, plus capital appreciation, if any, generally arising from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Portfolio may also invest in preferred securities.
The Portfolio will not change its policy to, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. and foreign fixed income securities of varying maturities unless the Portfolio provides shareholders with the notice required by Rule 35d-1 under the Investment Company Act of 1940, as it may be amended or interpreted by the Securities and Exchange Commission (the “SEC”) from time to time (the “1940 Act”).
Principal Risks
It is possible to experience losses on an investment in the Portfolio. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below.
Small Portfolio Risk:  the risk that a smaller portfolio may not achieve investment or trading efficiencies or may be limited in ability to participate in certain investment opportunities due to its size. Additionally, a smaller portfolio may be more adversely affected by large purchases or redemptions by investors
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value due to changes in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. Factors such as government and central bank policy, inflation, the economy, and the market for bonds can impact interest rates and yields
Credit Risk:  the risk that the Portfolio could experience losses if the issuer or guarantor of a fixed income security, the counterparty to a derivative contract or a repurchase agreement, a borrower of portfolio securities, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk:  the risk that the value of securities owned by the Portfolio may fluctuate, sometimes rapidly or unpredictably, due to a variety of factors affecting securities markets generally or particular industries or sectors
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller or less developed markets, differing financial reporting, accounting, corporate governance and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable U.S. or foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments, trade restrictions (including tariffs) or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Portfolio may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the Portfolio's guidelines), which generally carry higher levels of the foregoing risks
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Focused Investment Risk:  the risk that, to the extent that the Portfolio focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector. Furthermore, the Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to market developments, which will subject the Portfolio to greater risk. The Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, options, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. Derivatives used for hedging or risk management may not operate as intended or may expose the Portfolio to additional risks. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Portfolio. The Portfolio’s use of derivatives or other similar investments may result in losses to the Portfolio, a reduction in the Portfolio’s returns

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Fixed Income SHares: Series LD

and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Portfolio's clearing broker or the clearinghouse. Changes in regulations relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Portfolio’s performance
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in changing interest rate environments or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. The liquidity of the Portfolio’s shares may be constrained by the liquidity of the Portfolio’s portfolio holdings
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of market, credit, call and liquidity risks. High yield securities are considered primarily speculative by rating agencies with respect to the issuer’s continuing ability to make principal and interest payments, and their values may be more volatile than higher-rated securities of similar maturity
Currency Risk:  the risk that foreign (non-U.S.) currencies may fluctuate in value relative to the U.S. dollar, which can affect the value of the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, and derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss. The use of leverage may also increase the Portfolio’s sensitivity to interest rate changes and other market risks
Municipal Securities Risk:  the risk that investing in municipal securities subjects the Portfolio to certain risks, including variations in the quality of municipal securities, both within a particular classification and between classifications. The rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue
Issuer Risk:  the risk that the value of a security may decline for reasons related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Turnover Risk:  the risk that high levels of portfolio turnover may increase transaction costs and taxes and may lower investment performance
Inflation/Deflation Risk:  the risk that the value of assets or income from a Portfolio's investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Portfolio's investments could decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy or changes in fiscal or monetary policies (or the expectation of such changes). Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Portfolio's investments
Collateralized Loan Obligations Risk:  the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Portfolio to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Portfolio may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO's manager may perform poorly
Please see “Description of Principal Risks” for more information regarding the risks associated with investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance Information
The performance information shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual total returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The information in the bar chart and Average Annual Total Returns Table does not reflect payment of any applicable “wrap” fees by clients of “wrap-fee” programs that invest in the Portfolio to the program sponsors. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
In addition to the Portfolio’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) two supplemental indexes. It is not possible to invest directly in an unmanaged index. The Portfolio’s regulatory index is the Bloomberg U.S. Aggregate Index. The Portfolio’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The ICE BofA 1-3 Year U.S. Treasury Index is a supplemental index of the Portfolio. The 50% ICE BofA 1-3 Year U.S. Treasury Index/50% Bloomberg U.S. Intermediate Credit Index is also a supplemental index of the Portfolio.

 Calendar Year Total Returns

Best Quarter	June 30, 2020	7.08%
Worst Quarter	March 31, 2020	-3.87%
Average Annual Total Returns (for periods ended 12/31/25)
	1 Year	5 Years	10 Years
Fixed Income SHares: Series LD - Before Taxes	6.05%	2.64%	3.21%
Fixed Income SHares: Series LD - After Taxes on Distributions(1)	3.92%	1.08%	1.54%
Fixed Income SHares: Series LD - After Taxes on Distributions and Sale of Portfolio Shares(1)	3.55%	1.34%	1.72%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	7.30%	-0.36%	2.01%
ICE BofA 1-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses or taxes)	5.10%	1.79%	1.85%
50% ICE BofA 1-3 Yr U.S. Treasury Index/50% Bloomberg U.S. Intermediate Credit Index (reflects no deductions for fees, expenses or taxes)	6.48%	1.68%	2.50%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from tax returns shown. After-tax returns are not relevant to investors who hold their shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser and administrator for the Portfolio. The Portfolio is jointly and primarily managed by Jerome Schneider, Nathan Chiaverini and Mike Cudzil. Mr. Schneider is a Managing Director in PIMCO's Newport Beach office and head of the short-term portfolio management and funding. Mr. Chiaverini is a Senior Vice President and portfolio manager on the short-term desk in the Newport Beach office. Mr. Cudzil is a Managing Director in PIMCO's Newport Beach office. Mr. Schneider has managed the Portfolio since its inception in December 2013. Messrs. Chiaverini and Cudzil have managed the Portfolio since March 2026.
Other Important Information Regarding Portfolio Shares
For important information about purchase and sale of Portfolio shares and tax information, please turn to the “Summary of Other Important Information Regarding Portfolio Shares” section on page 24 of this prospectus.

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Summary of Other Important Information Regarding Portfolio Shares

Purchase and Sale of Portfolio Shares
Shares of the Portfolio may be purchased only by or on behalf of “wrap” account clients where PIMCO or Virtus Fund Advisers, LLC (each, as applicable, the “Wrap Program Adviser”) has an agreement to serve as investment adviser or sub-adviser to the account with the wrap program sponsor (typically a registered investment adviser, bank or broker-dealer) or directly with the client. A client agreement to open an account typically may be obtained by contacting the wrap program sponsor. Minimum investment amounts for investing in a Portfolio can be found in the wrap-fee brochure provided to you by the wrap program sponsor or your investment adviser. Generally, purchase and redemption orders for Portfolio shares are processed at the net asset value (“NAV”) next calculated after the broker-dealer who executes trades for the applicable wrap account receives the order on behalf of the account. Orders received by the broker-dealer prior to the time the Portfolio’s NAV is determined on a business day will be processed at that day’s NAV, even if the order is received by the transfer agent after the Portfolio’s NAV has been calculated that day, as long as the order is received by the transfer agent prior to such time as agreed upon by the transfer agent and the broker-dealer.
Tax Information
Except as noted below, each Portfolio’s distributions are generally taxable to you as ordinary income, capital gains or a combination of the two, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.
FISH Series TE Portfolio intends to make distributions that consist of exempt-interest dividends, which are generally not taxable to shareholders for federal income tax purposes, but a portion of its distributions may be subject to the federal AMT. A portion of that Portfolio’s distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to shareholders as ordinary income or capital gains.
Additional Information About the Portfolios
The Portfolios’ investment adviser is PIMCO. Developed by PIMCO exclusively for use within separately managed accounts, the Portfolios represent shares of specialized bond portfolios. They are used in combination with selected individual securities to effectively model institutional-level investment strategies. The Portfolios can permit greater diversification than smaller managed accounts might otherwise achieve. PIMCO uses these specialized bond portfolios within the PIMCO Total Return, PIMCO Real Return, PIMCO National Intermediate Municipal Bond, PIMCO Municipal Bond and PIMCO Low Duration managed account portfolios as follows.
Within the PIMCO Total Return managed account portfolio:
Fixed Income SHares: Series C,   normally investing substantially all (and at least 80%) of its net assets (plus borrowings made for investment purposes) in a portfolio of U.S. and foreign fixed income instruments.
Fixed Income SHares: Series M,   normally investing at least 80% of its net assets (plus borrowing made for investment purposes) in a portfolio of U.S. and foreign fixed income instruments of varying maturities.
Within the PIMCO Real Return managed account portfolio:
Fixed Income SHares: Series R,   normally investing at least 80% of its net assets (plus borrowing made for investment purposes) in a portfolio of U.S. and foreign fixed income instruments.
Within the PIMCO National Intermediate Municipal Bond and PIMCO Municipal Bond managed account portfolios:
Fixed Income SHares: Series TE,   normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in a portfolio of U.S. fixed income instruments comprised of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax).
Within the PIMCO Low Duration managed account portfolio:
Fixed Income SHares: Series LD,   normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in a diversified portfolio of U.S. and foreign fixed income securities of varying maturities and normally maintaining an average portfolio duration between zero and five years; however, the duration of the Portfolio will vary based on PIMCO’s forecast for interest rates.
Descriptions of different Portfolios should be read independently of one another. How or whether a particular Portfolio utilizes an investment strategy, technique or instrument should not be inferred from how or whether other Portfolios are described as utilizing the same investment strategy, technique or instrument in their descriptions.

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Prospectus

Description of Principal Risks
The value of your investment in a Portfolio changes with the values of the Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio are called “principal risks.” The principal risks of each Portfolio identified in the Portfolio Summaries and in the table below are described further in this section. Each Portfolio may be subject to additional risks other than those identified and described below because the types of investments made by a Portfolio can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” or in the Statement of Additional Information (“SAI”). That section and “Investment Objectives and Policies” in the SAI also include more information about the Portfolios, their investments and the related risks. There is no guarantee that a Portfolio will be able to achieve its investment objective. It is possible to lose money by investing in a Portfolio.
Principal Risk	FISH: Series C	FISH: Series M	FISH: Series R	FISH: Series TE	FISH: Series LD
Small Portfolio	—	—	—	—	x
Interest Rate	x	x	x	x	x
Credit	x	x	x	x	x
Market	x	x	x	x	x
Foreign (Non-U.S.) Investment	x	x	x	—	x
Mortgage-Related and Other Asset-Backed Securities	x	x	x	—	x
Emerging Markets	x	x	x	—	x
Focused Investment	x	x	x	x	x
Derivatives	x	x	x	x	x
Liquidity	x	x	x	x	x
Management	x	x	x	x	x
High Yield	x	x	x	x	x
Currency	x	x	x	—	x
Leveraging	x	x	x	x	x
Issuer	x	x	x	x	x
Turnover	x	x	x	—	x
Municipal Securities	x	x	x	x	x
Municipal Project-Specific	—	—	—	x	—
Municipal Bond Market	—	—	—	x	—
California State-Specific	—	—	—	x	—
New York State-Specific	—	—	—	x	—
Puerto Rico-Specific	—	—	—	x	—
Sovereign Debt	—	—	x	—	—
Inflation/Deflation	x	x	x	x	x
Contingent Convertible Securities	x	x	—	—	—
Collateralized Loan Obligations	x	x	x	—	x
AMT Bonds	—	—	—	x	—
AMT Bonds Risk
To the extent that a Portfolio may invest in “AMT Bonds,” which are municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers, such investments may expose the Portfolio to certain risks in addition to those typically associated with municipal bonds. Interest or principal on AMT Bonds paid out of current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue from the project or asset. Broader economic slowdowns, reduced business activity, or regulatory changes could impair the facilities that generate the revenues supporting AMT Bonds, particularly where declines in general business activity economic disruptions, public health emergencies, or extreme weather and disaster events could also affect the economic viability of facilities that are the sole source of revenue to support AMT Bonds. AMT Bonds may also be less liquid than other municipal securities, which could make them more difficult to sell in stressed market conditions. In addition, changes in federal tax law could alter the treatment of AMT Bonds. In this regard, AMT Bonds may entail greater risks than general obligation municipal bonds. AMT Bonds may also be less liquid than other municipal securities, which could make them more difficult to sell in stressed market conditions. In addition, changes in Federal tax law could alter the treatment of AMT Bonds. For shareholders subject to the federal alternative minimum tax, a portion of a Portfolio’s distributions may not be exempt from gross federal income, which may give rise to alternative minimum tax liability.

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California State-Specific Risk
To the extent a Portfolio focuses its investments in California municipal bonds, a Portfolio may be affected significantly by political, economic, regulatory, social, environmental or public health developments affecting the ability of California tax-exempt issuers to pay interest or repay principal or otherwise effecting the value of such securities. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past, including credit rating downgrades, and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries, and California’s government revenues tend to rely heavily on certain earners, and therefore are likely to be more volatile and to be adversely affected if the number of such earners (or their recognized income within a particular period of time) decreases. Future California political and economic developments, including constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives, as well as environmental events or natural disasters, including but not limited to earthquakes, wildfires, pandemics, epidemics or social unrest, could create a major dislocation of the California economy and significantly affect the ability of state and local governments to raise money to pay principal and interest on their municipal securities and have an adverse effect on the debt obligations of California issuers.
Collateralized Loan Obligations Risk
Certain Portfolios may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the risks associated with investment in such underlying assets, the structure and characteristics of a CLO present certain additional risks. A Portfolio’s investments in CLOs and other similarly structured investments may expose a Portfolio to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from the collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that a Portfolio may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of a Portfolio.
The cash flows from a CLO are split into portions, called tranches, varying in risk and yield. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of risk. Interest on a CLO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash) , which involves continued exposure to default risk with respect to such payments. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. The riskiest portion is the “equity” tranche which bears the first loss of any defaults from the underlying bonds or loans although more senior tranches may also bear losses. Since they are partially protected from defaults, senior tranches from a CLO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Typically, CLOs are privately offered and sold, and thus, are not registered under the securities laws.
Contingent Convertible Securities Risk
Contingent convertible securities (“CoCos”) have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity or have their principal written down (including potentially to zero) upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions relating to the issuer’s continued viability. As a result, an investment by the Portfolio in CoCos is subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses and the risk of total loss. If such an event occurs, an investor may not have any rights to repayment of the principal amount of the securities. Additionally, an investor may not be able to collect interest payments or dividends on such securities. An investment by the Portfolio in CoCos is also subject to the risk that, in the event of the liquidation, dissolution or winding-up of an issuer prior to a trigger event, the Portfolio’s rights and claims will generally rank junior to the claims of holders of the issuer’s other debt obligations and CoCos may also be treated as junior to an issuer’s other obligations and securities. In addition, if CoCos held by the Portfolio are converted into the

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issuer’s underlying equity securities following a trigger event, the Portfolio’s investment may receive less favorable treatment than equity of the issuer in certain situations, such as during financial distress or regulatory intervention or the Portfolio's holding may be further subordinated due to the conversion from a debt to equity instrument. In certain circumstances, the principal of CoCos may be written down to zero even when the underlying equity may retain value. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by the Portfolio in CoCos may result in losses to the Portfolio.
Credit Risk
A Portfolio could experience losses if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), the counterparty to a derivatives contract, a repurchase agreement, a borrower of portfolio securities, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are changing, notably when rates are rising. The downgrade of the credit rating of a security or of the issuer of a security held by a Portfolio may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Portfolio. This is especially the case if a Portfolio consists of securities with widely varying credit ratings. Therefore, if a Portfolio has an average credit rating that suggests a certain credit quality, a Portfolio may in fact be subject to greater credit risk than the average would suggest. Credit risk is greater to the extent a Portfolio uses leverage or derivatives in connection with the management of a Portfolio, which would be magnified in the event that initial or variation margin is not provided by the counterparty to such transaction (or not provided below a certain threshold amount). Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Debt instruments backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue or may be dependent on legislative appropriation or government aid. Certain debt instruments are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Rising or high interest rates may deteriorate the credit quality of an issuer or a counterparty, particularly if an issuer or a counterparty faces challenges rolling or refinancing its obligations. A Portfolio’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to their credit quality.
Credit risk includes credit spread risk, which is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their actual or perceived credit quality) may increase when the market believes that investments generally have a greater risk of default. Increasing credit spreads may reduce the market values of a Portfolio’s investments. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities. Further, credit spread duration (a measure of credit spread risk) can vary significantly from interest rate duration (e.g., for floating rate debt securities, credit spread duration typically will be higher than interest rate duration). A Portfolio may add credit spread duration to its portfolio, for example through the use of derivatives (e.g., credit default swaps), even while it has lower interest rate duration. The credit spread duration of a Portfolio may vary, in some cases significantly, from its interest rate duration.
Currency Risk
If a Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives or other instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Although a Portfolio may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. A Portfolio may also hedge from one foreign currency to another. In addition, a Portfolio’s use of currency hedging may not be successful and the use of such strategies may lower the Portfolio’s potential returns.
Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including due to changes in interest or inflation rates, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political or geopolitical developments in the United States or abroad. As a result, a Portfolio’s investments in or exposure to foreign (non-U.S.) currencies and/or foreign (non-U.S.) currency-denominated securities may reduce the returns of the Portfolio.
Devaluation of a currency by a country’s government or banking authority can significantly impact the value of any investments denominated in that currency. A Portfolio may also be adversely impacted by expenses incurred by converting between currencies to purchase and sell securities not valued in the U.S. dollar, as well as by currency restrictions, exchange control regulation, or governmental restrictions that limit or otherwise delay the Portfolio’s ability to convert currencies.

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Currency risk may be particularly high to the extent that a Portfolio invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.
Derivatives Risk
Derivatives and other similar instruments (referred to collectively as “derivatives”) are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that a Portfolio may use are referenced under “Characteristics and Risks of Securities and Investment Techniques — Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the SAI. A Portfolio may use derivatives as a substitute for taking a position in the underlying asset, as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indexes, sectors, currencies, and/or geographic regions, and/or to manage (which may mean either to increase or decrease) exposure to other risks, such as interest rate, credit or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk, and in some cases, may subject the Portfolio to the potential for unlimited loss. The use of derivatives or other similar instruments may cause a Portfolio’s investment returns to be impacted by the performance of assets the Portfolio does not own potentially resulting in the Portfolio’s total investment exposure exceeding the value of its portfolio.
Investments in derivatives may take the form of buying and/or writing (selling) derivatives, and/or the Portfolio may otherwise become an obligor under a derivatives transaction. These transactions may produce short-term capital gains in the form of premiums or other returns for the Portfolio (which may support, constitute and/or increase the distributions paid by, or the yield of, the Portfolio) but create the risk of losses that can significantly exceed such current income or other returns. For example, the premium received for writing a call option may be dwarfed by the losses the Portfolio may incur if the call option is exercised, and derivative transactions where the Portfolio is an obligor can produce an up-front benefit, but the potential for leveraged losses. The distributions, or distribution rate, paid by the Portfolio should not be viewed as the total returns or overall performance of the Portfolio. These strategies may also produce adverse tax consequences (for example, the Portfolio’s income and gain-generating strategies may generate current income and gains taxable as ordinary income) and limit the Portfolio’s opportunity to profit or otherwise benefit from certain gains. A Portfolio may enter into opposing derivative transactions, or otherwise take opposing positions. Such transactions can generate distributable gains (which, as noted elsewhere, may be taxed as ordinary income) and create the risk of losses and NAV declines.
A Portfolio’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives may increase market exposure and are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, leverage risk, counterparty (including credit) risk, operational risk (such as documentation issues, settlement issues and systems failures), legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract), management risk, governmental risk, sanctions risk, risks arising from changes in applicable regulatory requirements, risks arising from margin requirements, risks arising from mispricing or valuation complexity (including the risk of improper valuation), and risks associated with the underlying asset, reference rate or index. They also involve the risk that changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index.
By investing in a derivative instrument, a Portfolio could lose more than the initial amount invested and derivatives may increase the volatility of the Portfolio, especially in unusual or extreme market conditions. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Portfolio may utilize asset segregation and posting of collateral for risk management or other purposes. A Portfolio may be required to hold additional cash or sell other investments in order to obtain cash to close out a position and changes in the value of a derivative may also create margin delivery or settlement payment obligations for a Portfolio. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, a Portfolio’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Non-centrally-cleared over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Portfolio's clearing broker or the clearinghouse.
Derivatives that are cleared by a central clearing organization can still be subject to different risks, including the creditworthiness of the central clearing organization and its members. In addition, derivatives that are traded on an exchange are subject to the risk that an exchange may limit the maximum daily price fluctuation of a derivative contract and restrict or suspend trading of a contract that has reached a limit. Such limit governs only price movements of a contract during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. A daily limit may be reached for several consecutive days with little or no trading.
Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Portfolio may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If a Portfolio incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other

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economic factors involved in a derivative transaction, the Portfolio might have been in a better position if the Portfolio had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments or other similar investments, it is important to consider that certain derivative transactions, absent a default or termination event, may only be modified or terminated by mutual consent of a Portfolio and its counterparty. Therefore, it may not be possible for a Portfolio to modify, terminate, or offset the Portfolio’s obligations or the Portfolio’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Portfolio. In such cases, a Portfolio may experience losses.
Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Portfolio may wish to retain the Portfolio’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Portfolio will be subject to increased liquidity and investment risk.
The Portfolios may invest in commodity-linked derivative instruments to the extent that the Portfolios’ exposure to commodities through these instruments is 5% or less of the Portfolio’s total assets at the time of investment (although the Portfolios may invest directly in other commodity-related investments independent of this restriction). The Portfolios’ investments in commodity-linked derivative instruments may subject the Portfolios to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
The Portfolios may invest in real-estate linked derivative instruments to the extent that a Portfolio’s exposure to real estate through these instruments is 5% or less of the Portfolios’ total assets at the time of investment (although the Portfolio may invest directly in other real estate-related investments independent of this restriction). To the extent the Portfolios invest in real estate-linked derivative instruments, they are subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.
When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Portfolio’s hedging transactions will be effective. Derivatives used for hedging or risk management may not operate as intended or may expose a Portfolio to additional risks. In addition, derivatives used for hedging may partially protect a Portfolio from the risks they were intended to hedge yet not fully mitigate the impact of such risks.
The regulation of the derivatives markets has increased over time, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Portfolio’s derivative transactions, impede the employment of a Portfolio’s derivatives strategies, or adversely affect a Portfolio’s performance and cause a Portfolio to lose value.
Emerging Markets Risk
Foreign (non-U.S.) investment risk may be particularly high to the extent a Portfolio invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, volatility, legal, political, technical, headline, reputational, and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent a Portfolio invests in emerging market securities or other investments that are economically tied to a particular region, country or group of countries, the Portfolio may be more sensitive to adverse political, social, environmental and health events affecting that region, country or group of countries. Economic, business, political or social instability may affect emerging market securities differently, and often more severely, than developed market securities. A Portfolio that  focuses its investments in multiple asset classes of emerging market securities may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. Countries with emerging securities markets may additionally experience problems with share registration, settlement and custody, which may result in losses to a Portfolio.
Emerging market countries typically have less established regulatory, disclosure, legal, accounting, recordkeeping and financial reporting systems than those in more developed markets, which may increase the potential for market manipulation or reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments, or to obtain information needed to pursue or enforce such judgments, against issuers in emerging markets or for

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U.S. regulators to bring enforcement actions against such issuers. In addition, foreign companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which may decrease the liquidity and value of the securities. Emerging markets may also be more susceptible to fraud, corruption, money laundering and economic sanctions risk, which may result in negative commercial consequences in relation to the value, liquidity and tradability of investments in or related to those regions. A Portfolio may also be subject to emerging markets risk if it invests in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Portfolio could experience losses. The economy of some emerging markets may be particularly exposed to or be affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.
Focused Investment Risk
To the extent that a Portfolio focuses its investments in a particular sector, the Portfolio may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; contagion risk within a particular industry or sector; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, a Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Portfolio to greater risk. A Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.
Foreign (Non-U.S.) Investment Risk
Foreign (non-U.S.) securities may experience more rapid and extreme changes in value than securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign (non-U.S.) countries are relatively small or less developed, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Financial reporting, legal, corporate governance, accounting and auditing standards of foreign (non-U.S.) countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Foreign (non-U.S.) market trading hours, clearance and settlement procedures, and holiday schedules may limit a Portfolio’s ability to buy and sell securities. Investments in foreign (non-U.S.) markets may also be adversely affected by U.S. or foreign governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries, which can decrease the investment opportunities for the Portfolios subject to such limits. In addition, restrictions may be imposed after a Portfolio has invested in a jurisdiction and potentially force the Portfolio to dispose of an investment at an inopportune time or price. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. In addition, a foreign (non-U.S.) government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign (non-U.S.) investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil and may render holdings in that foreign (non-U.S.) country illiquid or even worthless. A reduction in trading in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners may have an adverse impact on a Portfolio’s investments. Additionally, events and evolving conditions in certain markets or regions may alter the risk profile of investments tied to those markets or regions. This may cause investments tied to such markets or regions to become riskier or more volatile, even when investments in such markets or regions were perceived as comparatively stable historically.
Also, nationalization, expropriation or confiscatory taxation, unstable governments, decreased market liquidity, currency blockage, market disruptions, political changes, security suspensions, diplomatic developments, trade restrictions (including tariffs) or the imposition of sanctions or other similar measures could adversely affect a Portfolio’s investments in a foreign (non-U.S.) country and may render holdings in that foreign (non-U.S.) country illiquid or even worthless. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign (non-U.S.) securities. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting securities transactions, restricting dealings with entities that are critical to the infrastructure of securities and related transactions in specific jurisdictions, restricting transactions in specified sectors of certain countries, and freezing the assets of particular countries,

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entities or persons. The imposition of sanctions and other similar measures could impact a Portfolio’s portfolio holdings by, among other things, reducing their value and/or liquidity or causing a downgrade in credit ratings. In addition, these measures could result in currency devaluation or volatility, increased market volatility, and/or economic disruptions in the sanctioned country or throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent a Portfolio from buying and selling securities, receiving interest or principal payments due on the securities, significantly delay or prevent the settlement of securities transactions and adversely impact a Portfolio's liquidity and performance and/or prevent the liquidation of a Portfolio holding sanctioned securities. The U.S. government may renegotiate some of its global trade relationships with foreign governments and may impose or threaten to impose significant tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could contribute to volatility or overall declines in the U.S. and global investment markets. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Portfolio invests a significant portion of its assets in a specific geographic region or in securities denominated in a particular foreign (non-U.S.) currency, a Portfolio will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities of U.S. issuers.
High Yield Risk
Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) may be subject to greater levels of market risk, credit risk, call risk and liquidity risk than portfolios that do not invest in such securities which could have a negative effect on the Portfolio. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly leveraged or indebted than other companies, or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. These securities are considered predominantly speculative by rating agencies with respect to an issuer’s continuing ability to make principal and interest payments and their value may be more volatile than other types of securities. High yield securities are particularly sensitive to adverse economic, market, industry or issuer-specific developments, which may result in an increased incidence of default. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Portfolio’s ability to sell these securities at an advantageous time or price. An economic downturn could also generally lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Portfolio to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in a Portfolio having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Portfolio may also be subject to greater levels of liquidity risk than portfolios that do not invest in high yield securities. In addition, the high yield securities in which a Portfolio invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Portfolio being unable to realize full value for these securities and/or may result in a Portfolio not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to a Portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in thinly traded markets. When secondary markets for high yield securities are less liquid than the market for other types of securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Because of the risks involved in investing in high yield securities, an investment in a Portfolio that invests in such securities should be considered speculative.
Inflation/Deflation Risk
Inflation risk is the risk that the value of assets or income from a Portfolio's investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Portfolio's investments could decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy or changes in fiscal or monetary policies (or the expectation of such changes). Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Portfolio's investments.

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Interest Rate Risk
Interest rate risk is the risk that fixed income securities, dividend-paying equity securities and other instruments in a Portfolio’s portfolio will fluctuate in value because of changes, or the anticipation of changes, in interest rates. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of a Portfolio’s investments to decline. For example, as nominal interest rates rise, the value of certain securities held by a Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Portfolio may experience losses as a result of movements in interest rates. A Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.
Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.
Dividend-paying equity securities, particularly those whose market price is closely related to their yield, may be more sensitive to changes in interest rates. During periods of rising interest rates, the values of such securities may decline and may result in losses to a Portfolio.
Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value due to changes in interest rates. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of a Portfolio’s shares.
A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Risks associated with changes in interest rates are heightened under certain market conditions, such as during times when the U.S. Federal Reserve (the “Federal Reserve”) raises interest rates or when such rates remain elevated following a period of historically low levels. Additionally, the U.S. and other governments have increased, and are likely to continue increasing, their debt issuances, which may also heighten these risks. There is the risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect a Portfolio and its investments. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed income investments when due.
Changes in interest rates, including periods of rising or volatile rates, may result in heightened volatility and a decline in value of a Portfolio’s fixed income investments. Further, while U.S. bond markets have steadily grown over time, dealer “market making” capacity has not kept pace with the growth of bond markets and may remain constrained. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” remain limited relative to the size of the market. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets, especially during periods of economic uncertainty or market stress. All of these factors, collectively and/or individually, could cause a Portfolio to lose value.
During periods of very low or negative interest rates, a Portfolio may be unable to maintain positive returns. Certain European countries have previously experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from a Portfolio’s performance to the extent a Portfolio is exposed to such interest rates.
Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Portfolio. This is especially the case if a Portfolio consists of securities with widely varying durations. Therefore, if a Portfolio has an average duration that suggests a certain level of interest rate risk, a Portfolio may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent a Portfolio uses leverage or derivatives in connection with the management of a Portfolio.
Convexity is an additional measure used to understand a security’s or a Portfolio‘s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases

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result in increased duration, and vice versa, meaning increased sensitivity in prices in response to changes in interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Portfolio holds such securities, a Portfolio may be subject to a greater risk of losses in periods of rising interest rates.
Issuer Risk
The value of a security may decline for reasons related to the issuer, such as management performance, major litigation, investigations or other controversies, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect one or more other issuers or securities markets as a whole. These risks can apply to a Portfolio and to the issuers of securities and other instruments in which a Portfolio invests.
Leveraging Risk
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. A Portfolio's use of derivatives may also create leveraging risk. A Portfolio also may be exposed to leveraging risk by borrowing money for investment purposes. Leverage may cause a Portfolio to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. Leverage, including borrowing, may cause a Portfolio to be more volatile than if a Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s portfolio securities. The use of leverage may also increase a Portfolio’s sensitivity to interest rate risks. Certain types of leveraging transactions, such as short sales that are not “against the box” (i.e., short sales where a Portfolio does not hold the security or have the right to acquire it without payment of further consideration), could theoretically be subject to unlimited losses in cases where a Portfolio, for any reason, is unable to close out the transaction. In addition, to the extent a Portfolio borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed a Portfolio’s investment returns, resulting in greater losses. Moreover, to make payments of interest and other loan costs, a Portfolio may be forced to sell portfolio securities when it is not otherwise advantageous to do so. When the Portfolio reduces or discontinues its use of leverage (“deleveraging”), it may be required to sell portfolio securities at inopportune times to repay leverage obligations, which could result in realized losses and a decrease in the Portfolio's net asset value. Deleveraging involves complex operational processes, including the coordination of asset sales, repayment of debt, and potential restructuring of the Portfolio's capital and may involve significant costs, including transaction costs associated with the sale of portfolio securities and prepayment penalties on borrowed funds. Leveraging transactions pursued by a Portfolio may increase its duration and sensitivity to interest rate changes and other market risks. A Portfolio may continue to use leverage even if available financing rates are higher than anticipated returns, including, for example, in cases where deleveraging, including any expenses related thereto, might be viewed as detrimental to a Portfolio.
Liquidity Risk
The Securities and Exchange Commission (the “SEC”) defines liquidity risk as the risk that a Portfolio could not meet requests to redeem shares issued by a Portfolio without significant dilution of remaining investors’ interests in a Portfolio. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. A Portfolio’s investments in illiquid investments may reduce the returns of a Portfolio because it may be unable to sell the illiquid investments at an advantageous time or price or possibly require a Portfolio to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent a Portfolio from taking advantage of other investment opportunities. Illiquidity can be caused by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, such as during changes in interest rates, elevated volatility, market or geopolitical disruptions, economic uncertainty or public health crises. There can be no assurance that an investment that is deemed to be liquid when purchased will continue to be liquid while it is held by a Portfolio and/or when a Portfolio wishes to dispose of it. Bond markets have consistently grown over time, while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace with the growth of bond markets and may remain constrained. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” remain limited relative to the size of the market. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets, especially during periods of economic uncertainty or market stress.

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In such cases, a Portfolio, due to regulatory limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Portfolio’s principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, Regulation S securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, a Portfolio will tend to have the greatest exposure to liquidity risk.
Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a Portfolio to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Portfolio to sell securities at reduced prices or under unfavorable conditions, which would have an adverse effect on a Portfolio. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Portfolio, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. Liquidity risk also refers to the risk that a Portfolio may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. The Portfolio may have to sell a security at a disadvantageous time or price to meet such obligations.
The action(s) of governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply. Certain accounts or PIMCO affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s shares. Redemptions by these shareholders of their holdings in a Portfolio may impact a Portfolio’s NAV and the market price and secondary market liquidity of Portfolio shares. These redemptions may also force a Portfolio to sell its securities, which may negatively impact a Portfolio’s brokerage costs.
Management Risk
Each Portfolio is subject to management risk because it is an actively managed investment portfolio. PIMCO will apply investment techniques and risk analysis and will, in some cases, rely partially or entirely upon or be informed by one or more quantitative models in making investment decisions for the Portfolios. There can be no guarantee that these decisions will produce the desired results or that the due diligence conducted by PIMCO, or such other investment adviser or sub-adviser, as applicable, will evaluate every factor prior to investing in a company or issuer and expose all material risks associated with an investment. Additionally, PIMCO, or such other investment adviser or sub-adviser, as applicable, may not be able to identify suitable investment opportunities and may face competition from other investment managers when identifying and consummating certain investments, or may determine that certain factors are more significant than others. Certain securities or other instruments in which a Portfolio seeks to invest may not be available in the quantities desired, including in circumstances where other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a Portfolio, are seeking to invest in the same or similar securities or instruments. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Portfolio. To the extent a Portfolio employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Portfolio. Additionally, legislative, regulatory or tax developments may adversely affect management of a Portfolio.
Each Portfolio is also subject to the risk that deficiencies in the internal systems or controls of PIMCO or another service provider will cause losses for the Portfolio or hinder Portfolio operations. For example, trading delays or errors (both human and systemic) could prevent a Portfolio from purchasing a security expected to appreciate in value. Please refer to “Portfolio Managers – Conflicts of Interest” in the SAI for further information. Additionally, actual or potential conflicts of interest may affect the investment techniques available to PIMCO in connection with managing the Portfolios may cause PIMCO to restrict or prohibit participation in certain investments and may also adversely affect the ability of the Portfolios to achieve their investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of services of one or more key employees of PIMCO could have an adverse impact on a Portfolio’s ability to realize its investment objective.
In addition, a Portfolio may rely on various third-party sources to calculate its NAV. As a result, a Portfolio is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Portfolio’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. A Portfolio may be unable to recover any losses associated with such failures.

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Market Risk
The market price of securities owned by a Portfolio may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to a variety of factors affecting (or perceiving to affect) securities markets generally or particular industries or sectors or issuers represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, levels of public debt and deficits, changes in inflation, interest or currency rates, financial system instability, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously even if the performance of those asset classes is not otherwise historically correlated. Investments may also be negatively impacted by market disruptions and by attempts by other market participants to manipulate the prices of particular investments. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by a Portfolio. Even when markets perform well, there is no assurance that the investments held by a Portfolio will increase in value along with the broader market.
In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, actual or threatened war or armed conflicts, terrorism, social unrest, recessions, supply chain disruptions, market manipulation, government defaults, government shutdowns, political and regulatory changes, diplomatic developments or the imposition of sanctions and other similar measures, including the imposition of tariffs, or other U.S. economic policies and any related public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters or events can all negatively impact the securities markets, which could cause a Portfolio to lose value. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. These events could reduce consumer demand or economic output, result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines, and significantly adversely impact the economy.
As computing technology and data analytics continually advance, there has been an increasing trend towards machine driven and artificially intelligent trading systems, particularly providing such systems with increasing levels of autonomy in trading. Regulators of financial markets have become increasingly focused on the potential impact of artificial intelligence on investment activities and may issue regulations that are intended to affect the use of artificial technology in trading activities. Any such regulations may not have the intended effect on financial markets. Moreover, advancements in artificial intelligence and other technologies may suffer from the introduction of errors, defects or security vulnerabilities which can go undetected. Issues in the construction and implementation of AI systems and models (including software issues, issues related to the use of artificial intelligence and machine learning (AI), and other technological issues) may adversely impact a Portfolio. AI systems may contain design flaws or faulty assumptions, rely on incomplete or inaccurate data inputs, and may be difficult to interpret or audit. The potential speed of such trading and other technologies may exacerbate the impact of any such flaws, particularly where such incidents are exploited by other artificially intelligent systems and may act to impair or prevent the intervention of a human control.
The domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. budget and deficit reduction plan and foreign policy tensions with foreign nations, including embargoes, tariffs, sanctions, trade wars, and other similar initiatives or developments, has resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on a Portfolio’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns, U.S. foreign policy, the imposition of tariffs, or other U.S. economic policies and any related domestic and/or geopolitical tensions may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Portfolio’s investments. Any market disruptions could also prevent a Portfolio from executing advantageous investment decisions in a timely manner. Portfolios that have focused their investments on a region enduring geopolitical market disruption will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether a Portfolio meets their individual financial needs and tolerance for risk.
When inflationary price movements occur, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. Interest rate increases in the future could cause the value of a Portfolio that invests in fixed income securities to decrease, which could force a Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting a Portfolio and its shareholders.
Higher interest rates generally lower the values of real estate-related assets. When this does not occur as expected, it presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments such as loans, securitized debt and other fixed income securities. Such an impact could materialize in one real estate sector and not another, or in a different manner

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in different real estate sectors. Examples of the risks faced by real estate-related assets include: tenant vacancy rates, increased tenant turnover and tenant concentration; general real estate headwinds, including delinquencies and difficulties in collecting rents and other payments (which increases the risk of owners being unable to pay or otherwise defaulting on their own borrowings and obligations); decreases in property values; increases in inflation, upkeep costs and other expenses; fluctuations in rents; and increased concentration in ownership of certain types of properties.
Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, a Portfolio being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, a Portfolio may rely on various third-party sources to calculate its NAV. As a result, a Portfolio is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact a Portfolio’s calculation of its NAV, and such NAV calculation issues may result in inaccurately calculated NAV, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. A Portfolio may be unable to recover any losses associated with such failures.
Mortgage-Related and Other Asset-Backed Securities Risk
Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. Compared to other fixed income investments with similar maturity and credit, mortgage-related securities may increase in value to a lesser extent when interest rates decline and may decline in value to a similar or greater extent when interest rates rise. As a result, in a period of rising interest rates, if a Portfolio holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Portfolio to experience losses. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Portfolio to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio may have to reinvest that money at the lower prevailing interest rates. In addition, the creditworthiness, servicing practices, and financial viability of the servicers of the underlying mortgage pools present significant risks. For instance, a servicer may be required to make advances in respect of delinquent loans underlying the mortgage-related securities; however, servicers experiencing financial difficulties may not be able to perform these obligations. Additionally, both mortgage-related and asset-backed securities are subject to risks associated with fraud or negligence by, or defalcation of, their servicers. These securities are also subject to the risks of the underlying loans. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of security holders in and to the underlying collateral. In addition, the underlying loans may have been extended pursuant to inappropriate underwriting guidelines, to no underwriting guidelines at all, or to fraudulent origination practices. The owner of a mortgage-backed security’s ability to recover against the sponsor, servicer or originator is uncertain and is often limited.
A Portfolio’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. A Portfolio may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the Portfolio's guidelines), which generally carry higher levels of the foregoing risks. Additionally, to the extent a Portfolio invests directly in mortgages and other types of collateral (consistent with its investment guidelines), the Portfolio would be subject to risks similar (and in some cases to a greater degree) to those described above.
Additionally, investments in subordinate mortgage-backed and other asset-backed securities will be subject to risks arising from delinquencies and foreclosures, thereby exposing a Portfolio's investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed securities are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly related.
Municipal Bond Market Risk
A Portfolio that invests in the municipal bond market is subject to certain risks. The amount of public information available about the municipal bonds held by a Portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Portfolio may therefore be more dependent on the analytical abilities of PIMCO than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Portfolio’s ability to sell its municipal bonds at attractive prices or value municipal bonds.

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The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipal issuers to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio investing in the issuer’s securities could experience delays in collecting principal and interest and the Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Portfolio may take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Portfolio’s operating expenses. Any income derived from the Portfolio’s ownership or operation of such assets may not be tax-exempt. More generally, the Portfolios other than FISH: Series TE do not expect to be eligible to pass through to shareholders the tax-exempt character of interest earned on municipal bonds.
Municipal Project-Specific Risk
A Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation and utilities), industrial development bonds, or in general obligation bonds, particularly if there is a large concentration from issuers in a single state. This is because the value of municipal securities can be significantly affected by the political, economic, legal, and legislative realities of the particular issuer’s locality or municipal sector events or actual or perceived changes in economic, social or public health conditions. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. In addition, a significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipal securities. Similarly, changes to state or federal regulation tied to a specific sector, such as the hospital sector, could have an impact on the revenue stream for a given subset of the market.
Municipal Securities Risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend on payment from legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities generally pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (“IRS”) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. Shareholders of FISH: Series TE, may be required to file an amended tax return and pay additional taxes as a result.
Municipal securities are also subject to interest rate, credit and liquidity risk.
Interest Rate risk:   The value of municipal securities, similar to other fixed income securities, will likely drop as interest rates rise in the general market. Conversely, when rates decline, bond prices generally rise.
Credit Risk:   The risk that a borrower may be unable to make interest or principal payments when they are due. Portfolios that invest in municipal securities rely on the ability of the issuer to service its debt. This subjects a Portfolio to credit risk in that the municipal issuer may be fiscally unstable or exposed to large liabilities that could impair its ability to honor its obligations. Municipal issuers with significant debt service requirements, in the near-to mid-term, unrated issuers and those with less capital and liquidity to absorb additional expenses may be most at risk. A Portfolio that invests in lower quality or high yield municipal securities may be more sensitive to the adverse credit events in the municipal market. The treatment of municipalities in bankruptcy is more uncertain, and potentially more adverse to debt holders, than for corporate issues.
Liquidity Risk:   The risk that investors may have difficulty finding a buyer when they seek to sell, and therefore, may be forced to sell at a discount to the market value. Liquidity may sometimes be impaired in the municipal market and Portfolios that primarily invest in municipal securities may find it difficult to purchase or sell such securities at opportune times. The municipal securities market can be susceptible to increases in volatility and

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decreases in liquidity. Liquidity can decline unpredictably in response to a variety of factors, including overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity also may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity can be impaired due to interest rate concerns, credit events, or general supply and demand imbalances. These adverse developments sometimes cause a Portfolio to endure higher redemption rates. Depending on the particular issuer and current economic conditions, municipal securities could be deemed more volatile investments.
In addition to general municipal market risks, different municipal sectors may face different risks. For instance, general obligation bonds are secured by the full faith, credit and taxing power of the municipality issuing the obligation. As such, timely payment depends on the municipality’s ability to raise tax revenue and maintain a fiscally sound budget. The timely payments may also be influenced by any unfunded pension liabilities or other post-employee benefit plan liabilities.
Revenue bonds are secured by special tax revenues or other revenue sources. If the specified revenues do not materialize, then the bonds may not be repaid.
Private activity bonds are yet another type of municipal security. Municipalities use private activity bonds to finance the development of industrial facilities for use by private enterprise. Principal and interest payments are to be made by the private enterprise benefiting from the development, which means the holder of the bond is exposed to the risk that the private issuer may default on the bond.
Moral obligation bonds are usually issued by special purpose public entities. If the public entity defaults, repayment becomes a “moral obligation” instead of a legal one. The lack of a legally enforceable right to payment in the event of default poses a special risk for a holder of the bond because it has little or no ability to seek recourse in the event of default.
In addition, a significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors relative to taxable income. Lower income tax rates potentially reduce the advantage of owning municipal securities.
Similarly, changes to state or federal regulation tied to a specific sector, such as the hospital sector, could have an impact on the revenue stream for a given subset of the market.
Municipal notes are similar to general municipal debt obligations, but they generally possess shorter terms. Municipal notes can be used to provide interim financing and may not be repaid if anticipated revenues are not realized.
New York State-Specific Risk
To the extent a Portfolio focuses its investments in New York Municipal bonds issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies, the Portfolio may be affected significantly by economic, social, environmental, regulatory or political developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal or otherwise affecting the value of such securities. Certain issuers of New York Municipal bonds have experienced serious financial difficulties in the past including credit rating downgrades, and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. Provisions of the New York Constitution and State statutes which limit the taxing and spending authority of New York governmental entities may impair the ability of New York issuers to pay principal and/or interest on their obligations, particularly given large budget deficits that have been identified and may continue. While New York’s economy is broad, it does have major concentrations in certain industries, such as financial services, and may be sensitive to economic problems affecting those industries. Future New York political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives as well as environmental events, natural disasters, pandemics, epidemics or social unrest could have an adverse effect on the debt obligations of New York issuers to pay principal or interest on their obligations. The economic and financial condition of New York also may be affected by various financial, social, economic, environmental, political and geopolitical factors. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse effect on New York Municipal bonds held by a Portfolio.
Puerto Rico-Specific Risk
A Portfolio that invests in municipal bonds issued by Puerto Rico or its instrumentalities may be affected by certain developments, such as political, economic, environmental, social, regulatory or debt restructuring developments, that impact the ability or obligation of Puerto Rico municipal issuers to pay interest or repay principal or otherwise affecting the value of such securities. Certain issuers of Puerto Rico Municipal Bonds have experienced significant financial difficulties and the continuation or reoccurrence of these difficulties may impair their ability to pay principal or interest on their obligations. Provisions of the Puerto Rico Constitution and Commonwealth laws, including a federally-appointed oversight board to oversee the Commonwealth’s financial operations, which limit the taxing and spending authority of Puerto Rico governmental entities, may impair the ability of Puerto Rico issuers to pay principal and/or interest on their obligations. Puerto Rico’s economy has sizable concentrations in certain industries, such as the manufacturing and service industries, and may be sensitive to economic problems affecting those industries. Future Puerto Rico-related developments, such as political and economic developments, constitutional amendments, legislative measures, executive orders,

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administrative regulations, litigation, debt restructuring, tax base erosion, changes in trade policies or tariffs affecting Puerto Rico's economy and voter initiatives as well as environmental events, natural disasters, pandemics, epidemics or social unrest could have an adverse effect on the debt obligations of Puerto Rico issuers.
Small Portfolio Risk
A smaller portfolio may not grow to or maintain an economically viable size to achieve investment or trading efficiencies or may be limited in ability to participate in certain investment opportunities due to its size, which may negatively impact performance and/or force the portfolio to liquidate. Additionally, a smaller portfolio may be more adversely affected by large purchases or redemptions by investors, which can occur at any time and may impact the portfolio in the same manner as a high volume of purchases or redemptions.
Sovereign Debt Risk
Sovereign debt risk is the risk that fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit events resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity’s failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign (non-U.S.) currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to a Portfolio in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond a Portfolio’s control, may result in a loss in value of a Portfolio’s sovereign debt holdings.
Turnover Risk
A change in the securities held by a Portfolio is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed as ordinary income when distributed to individual shareholders), and may adversely impact a Portfolio’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance.
Disclosure of Portfolio Holdings
Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Portfolio’s holdings.

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Management of the Portfolios
Investment Adviser and Administrator
PIMCO serves as the investment adviser and the administrator (serving in its capacity as investment adviser, the “Investment Adviser,” and serving in its capacity as administrator, the “Administrator”) to the Portfolios. Subject to the supervision of the Board of Trustees of PIMCO Managed Accounts Trust (the “Trust”), PIMCO is responsible for managing the investment activities of the Portfolios. PIMCO, in its role as administrator, is also responsible for managing the Portfolios’ business affairs and other administrative matters. Effective as of the close of business on September 5, 2014, PIMCO replaced its affiliate Allianz Global Investors Fund Management LLC as the investment adviser and administrator to the Portfolios. Prior thereto, PIMCO was responsible for day-to-day portfolio management services it provided to each Portfolio as its sub-adviser.
PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to registered investment companies. PIMCO is a majority-owned indirect subsidiary of Allianz SE, a publicly traded European insurance and financial services company. As of December 31, 2025, PIMCO had approximately $2.26 trillion in assets under management, including $1.84 trillion in third-party client assets. Assets include $81.0 billion (as of September 30, 2025) in assets managed by Prime Real Estate (formerly Allianz Real Estate), an affiliate and wholly-owned subsidiary of PIMCO and PIMCO Europe GmbH, that includes PIMCO Prime Real Estate GmbH, PIMCO Prime Real Estate LLC and their subsidiaries and affiliates. PIMCO Prime Real Estate LLC investment professionals provide investment management and other services as dual personnel through Pacific Investment Management Company LLC. PIMCO Prime Real Estate GmbH operates separately from PIMCO.
Advisory and Other Fees
The Portfolios do not pay any fees, including an advisory or administrative fee, to PIMCO under the Investment Advisory Contract or the Supervision and Administrative Agreement between the Trust and PIMCO. However, each Portfolio is an integral part of “wrap-fee” programs, including those sponsored by investment advisers and broker-dealers unaffiliated with the Portfolio or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser for additional information on the “wrap” fee program. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to PIMCO and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolios.
Pursuant to an Expense Limitation Agreement between the Trust and PIMCO, PIMCO has contractually agreed to waive all fees and/or pay or reimburse all expenses of the Portfolios, including organizational and offering expenses and expenses associated with obtaining or maintaining a Legal Entity Identifier, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying funds or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. The Expense Limitation Agreement will continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as PIMCO serves as the investment adviser to the Portfolios pursuant to the Investment Advisory Contract. See “Fees and Expenses of the Portfolio” for more information on these arrangements with respect to each Portfolio.
A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Contract is available in the Portfolios’ reports filed on Form N-CSRS for the period ended June 30, 2025.
Individual Portfolio Managers
The following individuals have or share primary responsibility for managing each of the noted Portfolios.
Portfolio	Portfolio Manager(s)	Since	Recent Professional Experience
FISH: Series C FISH: Series M	David L. Braun	5/16 5/16
Managing Director, PIMCO. Mr. Braun is head of the U.S. financial institutions group and stable value portfolio management teams. He is also a senior member of both the liability driven investment portfolio and the U.S. Core portfolio management teams. Prior to joining
PIMCO in 2009, Mr. Braun was a derivatives portfolio manager and chief risk officer at
Hartford Investment Management Company. He has investment experience since 1993 and holds an undergraduate degree in mathematics from the University of Connecticut. He is also a Fellow of the Society of Actuaries and a certified Financial Risk Manager.

FISH: Series TE	Kyle Christine	4/23
Executive Vice President, PIMCO. Mr. Christine is a portfolio manager on PIMCO’s municipal bond fund complex, including investment grade, high yield, state-specific, closed-end funds, and interval funds. He is also a member of the insurance solutions team for multi-asset insurance accounts and has previously served as a rotating member of PIMCO's Americas portfolio committee. Prior to joining PIMCO in 2017, he was an institutional high yield and taxable municipal bond trader at Morgan Stanley. He has investment and financial services experience since 2013 and holds an undergraduate degree from Union College (NY).

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Portfolio	Portfolio Manager(s)	Since	Recent Professional Experience
FISH: Series LD	Nathan Chiaverini	3/26
Senior Vice President, PIMCO. Mr. Chiaverini is a portfolio manager on the short-term desk in the Newport Beach office. Prior to joining PIMCO in 2012, he was a vice president and portfolio manager at BlackRock, focusing on institutional multi-sector portfolios. Prior to this, he held trading and strategy research positions within interest rate derivatives and mortgage-backed securities at Barclays Capital. He has investment experience since 2003 and holds a bachelor’s degree in economics and history from the University of Colorado and an MBA in analytic finance and economics from the University of Chicago Booth School of
Business.

FISH: Series C FISH: Series M FISH: Series R FISH: Series LD	Mike Cudzil	10/22 10/22 6/25 3/26
Managing Director, PIMCO. Mr. Cudzil is a managing director and generalist portfolio manager based in the Newport Beach office. He is a rotating member of the PIMCO
Investment Committee and co-chair of the Americas portfolio committee. As portfolio manager across multi-sector fixed income mandates, Mr. Cudzil also serves as a senior member of the Total Return portfolio management team, co-lead of the liability-driven investment portfolio management team, and lead of the U.S. inflation portfolio management team. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura. He has investment experience since 1997 and holds a bachelor's degree in political science from the University of Pennsylvania.

FISH: Series TE	David Hammer	8/15
Managing Director, PIMCO. Mr. Hammer is a managing director in the Newport Beach office and leads municipal bond portfolio management, with oversight of the firm’s municipal investment grade, high yield, taxable, and separately managed accounts. He is the lead portfolio manager on PIMCO’s municipal bond fund complex, including investment grade, high yield, state-specific, closed-end funds, and interval funds. Prior to rejoining PIMCO in
2015, he was a managing director at Morgan Stanley, where he was head of municipal trading, risk management, and research. He has investment experience since 2002 and holds an undergraduate degree from Syracuse University.

FISH: Series R	Daniel He	12/19
Executive Vice President, PIMCO. Mr. He is a member of the liquid products group specializing in real return and serves as a member of Americas portfolio committee.
Previously, he was a member of the mortgage-backed securities desk and the global rates desk focusing on government bonds, foreign exchange, and interest rate derivatives. Prior to joining PIMCO in 2011, he structured and traded derivative strategies in foreign exchange and interest rates for a global macro hedge fund in Singapore. He has investment experience since 2005 and holds an MBA from the University of Chicago Booth School of Business. He also holds a master’s degree in financial engineering and an undergraduate degree in computer science from the National University of Singapore.

FISH: Series LD	Jerome Schneider	12/13
Managing Director, PIMCO. Mr. Schneider is a leader of short-term portfolio management and funding. Prior to joining PIMCO in 2008, Mr. Schneider was a senior managing director at Bear Stearns. Mr. Schneider has investment experience since 1995 and holds an undergraduate degree in economics and international relations from the University of
Pennsylvania and an MBA from the Stern School of Business at New York University.

FISH: Series C FISH: Series M	Vinayak Seshasayee	10/22 10/22
Executive Vice President, PIMCO. Mr. Seshasayee is a generalist portfolio manager, leading
Canadian portfolio management. He is a member of PIMCO’s Americas portfolio committee.
Previously, he was a portfolio manager on the MBS and investment grade credit desks and a member of PIMCO’s diversified income portfolio management team. Prior to joining PIMCO in 2013, he was a member of the fixed income research group at Morgan Stanley. He is currently a member of the Canadian Fixed-Income Forum, a group set-up by the Bank of
Canada to share bond market information between market participants and the central bank. He has investment experience since 2010 and holds an MBA from the University of
Chicago Booth School of Business. He received an undergraduate degree from the Indian
Institute of Technology, Mumbai.

Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Portfolios.
Distributor
The Trust’s Distributor is PIMCO Investments LLC (“Distributor”). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the SEC.
Additional Information
The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Investment Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolios. Shareholders are not parties to or third-party beneficiaries of such service agreements.

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Neither this prospectus nor summary prospectus, the Trust’s SAI, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholder of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend this, or use a new prospectus, summary prospectus or SAI with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

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Prospectus

Purchases and Redemptions
Eligible Investors and Opening an Account
Shares of the Portfolios may be purchased only by or on behalf of “wrap” account clients where PIMCO or Virtus Fund Advisers, LLC (each, as applicable, the “Wrap Program Adviser”) has an agreement to serve as investment adviser or sub-adviser to the account with the wrap program sponsor (typically a registered investment adviser, bank or broker-dealer) or directly with the client. A client agreement to open an account typically may be obtained by contacting the wrap program sponsor.
The Portfolios intend to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above and each investor, by purchasing shares, agrees to any such redemption.
There are no maximum or minimum initial investment requirements imposed by the Portfolios. Minimum investment amounts for investing in a Portfolio may be imposed by wrap program sponsors, and can be found in the wrap-fee brochure provided to you by the wrap program sponsor or your investment adviser. The broker-dealer acting on behalf of an eligible client must submit a purchase or redemption order to the Portfolios’ transfer agent, SS&C Global Investor & Distribution Solutions, Inc., 80 Lamberton Road, Windsor, CT 06095, either directly or through an appropriate clearing agency (e.g., the National Securities Clearing Corporation — Fund/SERV). The broker-dealer submitting an initial or subsequent order to purchase Portfolio shares must arrange to have federal funds wired to the transfer agent. Wiring instructions may be obtained by calling 1-800-927-4648.
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Other Purchase Information Purchases of Portfolio shares will normally be made only in full shares, but may be made in fractional shares under certain circumstances. Certificates for shares will not be issued.
Each Portfolio reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust or for reasons such as compliance with anti-money laundering, anti-terrorism or sanctions obligations and requirements. A Portfolio also reserves the right to block, freeze, reject or liquidate, in whole or on a pro rata basis, or take any other remedial measures, that the Portfolio deems necessary or advisable to comply with anti-money laundering, anti-terrorism or sanctions laws. Such actions may have adverse effects on a Portfolio. Each Portfolio may do so in consultation with the Wrap Program Adviser.
The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of the sale.
Other Redemption Information
Redemption proceeds will ordinarily be sent by wire. Redemption proceeds will normally be wired within one to three business days after the redemption request, but may take up to seven days. Shareholders who are no longer eligible to invest in the Portfolios may receive their redemption proceeds by check. See “Eligible Investors and Opening an Account” above.
Redemptions of Portfolio shares may be made on any day the New York Stock Exchange (“NYSE”) is open, but may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the applicable Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.
In order to meet redemption requests, the Portfolios typically expect to use a combination of sales of portfolio assets, holdings of cash and cash equivalents (including cash flows into the Portfolios) and financing transactions (such as reverse repurchase agreements). These methods of meeting redemption requests are expected to be used regularly. The Portfolios reserve the right to use other types of borrowings and interfund lending. The use of borrowings (such as a line of credit) and interfund lending in order to meet redemption requests is typically expected to be used only during stressed market conditions, if at all. See “Characteristics and Risks of Securities and Investment Techniques—Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings” and the SAI for more information.
It is highly unlikely that shares would ever be redeemed in kind. However, in consideration of the best interests of the remaining investors, and to the extent permitted by law, each Portfolio reserves the right to pay any redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. When shares are redeemed in kind, the investor should expect to incur transaction costs upon the disposition of the securities received in the distribution.
Calculation of Share Price and Redemption Payments
When Portfolio shares are purchased or redeemed, the price that is paid or received is equal to the net asset value (“NAV”) of the shares, without any sales charges or other fees. NAVs are ordinarily determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day the New York Stock Exchange is open. See “How Portfolio Shares are Priced.”
On any day that the New York Stock Exchange (“NYSE”) closes earlier than 4:00 pm, Eastern time (scheduled or unscheduled), the Portfolio reserves the right to: (i) advance the time the NAV is calculated and, therefore, also the time by which purchase and redemption orders must be received in order to receive that day’s NAV or (ii) accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not accept purchase and redemption orders (or calculate its NAV) on days that the NYSE is closed for business (scheduled or unscheduled). However, on any day that the NYSE is closed when it would normally be open for business, the Portfolio may

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accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE or such other time that the Portfolio may determine.
In most cases, purchase and redemption orders are made based on instructions from the Wrap Program Adviser, in its capacity as investment adviser or sub-adviser to the applicable wrap account, to the broker-dealer who executes trades for the account. Purchases and redemption orders may also be made by wrap account sponsors or their affiliates from time to time. Purchase and redemption orders are processed at the NAV next calculated after the broker-dealer receives the order on behalf of the account. Orders received by the broker-dealer prior to the time a Portfolio’s NAV is determined on a business day will be processed at that day’s NAV, even if the order is received by the transfer agent after the Portfolio’s NAV has been calculated that day, as long as the order is received by the transfer agent prior to such time as agreed upon by the transfer agent and the broker-dealer.
The Portfolios do not calculate NAVs or process purchase or redemption orders on days when the NYSE is closed. If a purchase or redemption order is made on a day when the NYSE is closed, it will be processed on the next succeeding day when the NYSE is open (at the succeeding day’s NAV).
Market Timing Policy
In general, the practice of “market timing,” which includes short-term or excessive trading of mutual fund shares and other abusive trading practices, may have a detrimental effect on a mutual fund and its shareholders. Depending upon various factors such as the mutual fund’s size and the amount of its assets maintained in cash, market timing by fund shareholders may interfere with the efficient management of the fund’s portfolio, increase transaction costs and taxes, and harm the performance of the fund and its shareholders. Because the Portfolios are designed to be components of “wrap” accounts that also invest, at the direction of the applicable Wrap Program Adviser, in individual securities and other investments, Portfolio shares may be purchased or redeemed on a frequent basis for rebalancing purposes or in order to invest new monies (including through dividend reinvestment) or to accommodate reductions in account size. The Portfolios are managed in a manner that is consistent with their role in the “wrap” accounts. Because all purchase and redemption orders are initiated by the applicable Wrap Program Adviser, “wrap” account clients are not in a position to effect purchase and redemption orders and are, therefore, unable to directly trade in Portfolio shares. Accordingly, the Board of Trustees has not adopted a market timing policy for the Portfolios. However, each Portfolio reserves the right to refuse purchase orders.
How Portfolio Shares are Priced
The price of a Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a Portfolio’s shares is determined by dividing the total value of a Portfolio’s portfolio investments and other assets attributable to that Portfolio, less any liabilities, by the total number of shares outstanding of that Portfolio.
On each day that the NYSE is open, Portfolio shares are ordinarily valued as of the NYSE Close. Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”). As a general principle, the fair value of a security or asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for each Portfolio to perform the fair value determination relating to all Portfolio investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value Portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”). Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from

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Prospectus

Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies, other than exchange-traded funds (“ETFs”), a Portfolio’s NAV will be calculated based upon the NAVs of such investments.
If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio may determine the fair value of investments based on information provided by Pricing Sources and other third party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.
Senior secured floating rate loans will generally be valued at the mean of bid/ask prices in the market for such loans, as provided by Pricing Sources. Senior secured floating rate loans for which vendor prices are not available will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.
Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.
Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee's policies and procedures are intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.
Portfolio Distributions
Each Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. Generally, you begin earning dividends on the shares the day after a Portfolio receives your purchase payment. Each Portfolio intends to declare dividends daily and distribute them monthly to shareholders of record on the last business day of the month.
In addition, each Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders investing in the Portfolio no less frequently than annually. Net short-term capital gains may be paid more frequently.
A Portfolio’s dividend and capital gain distributions will be paid only in cash. Dividends and capital gains will not be reinvested in additional Portfolio shares.
Tax Consequences
Treatment as RIC
This section summarizes some of the U.S. federal income tax consequences to U.S. persons of investing in the Portfolios; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of federal, state, local or non-U.S. income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authority, all as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. Please see the SAI for additional information regarding the tax aspects of investing in the Portfolios.
Each Portfolio has elected and intends each year to qualify and be eligible to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company is not subject to U.S. federal income tax at the corporate level on income and

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gains that are distributed to shareholders. A Portfolio’s failure to qualify as a regulated investment company would result in corporate-level taxation, thereby reducing the return on your investment.
Taxes on Portfolio Distributions
A shareholder subject to U.S. federal income tax will generally be subject to tax on Portfolio distributions, unless, in the case of FISH: Series TE, the distribution is properly reported as an “exempt-interest dividend.” For U.S. federal income tax purposes, Portfolio distributions other than exempt-interest dividends will generally be taxable to a shareholder as either ordinary income or capital gains.
Portfolio dividends consisting of distributions of investment income generally are taxable to shareholders as ordinary income. Federal taxes on Portfolio distributions of capital gains are determined by how long the Portfolio owned or is deemed to have owned the investments that generated the capital gains, rather than how long a shareholder has owned the shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) that are properly reported by a Portfolio as capital gain dividends generally will be treated as long-term capital gains includible in a shareholder’s net capital gains and taxed to individuals at reduced rates. The Portfolios do not expect a significant portion of their distributions to be treated as long-term capital gains. Distributions of net short-term capital gains in excess of net long-term capital losses generally will be taxable to you as ordinary income.
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A Note on FISH: Series TE Distributions.  Distributions to shareholders that FISH: Series TE properly reports to shareholders as “exempt-interest dividends” are generally not subject to U.S. federal income taxation, but may be subject to state and local taxes. In addition, a portion of FISH: Series TE distributions may be included in the computation of federal and state alternative minimum tax liability for individuals. FISH: Series TE may invest a portion of its assets in securities that generate income that is not exempt from U.S. federal income tax. Dividends attributable to taxable interest or capital gains will be subject to federal income tax.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) paid by a Portfolio, including any capital gain dividends, and including net capital gains recognized on the sale, redemption or exchange of shares of a Portfolio. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Portfolio.
The ultimate tax characterization of a Portfolio’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Portfolio may make total distributions during a taxable year in an amount that exceeds such Portfolio’s current and accumulated earnings and profits. In that case, the excess generally would be treated as return of capital and would reduce the shareholders’ tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces a shareholder’s tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of the shares.
Portfolio distributions are taxable to shareholders as described above even if they are paid from income or gains earned by a Portfolio before a shareholder’s investment (and thus were included in the price the shareholder paid).
A Portfolio’s transactions in derivatives, short sales or similar transactions could affect the amount, timing and character of distributions from the Portfolio, and could increase the amount or accelerate the timing for payment of taxes payable by shareholders. A Portfolio’s investments in certain debt instruments could cause the Portfolio to recognize taxable income in excess of the cash generated by such investments (which may require the Portfolio to sell investments in order to make required distributions).
Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the Portfolio’s return on those investments. If eligible, a Portfolio may elect to pass through to shareholders a deduction or credit for foreign taxes. If the Portfolio so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, paid by the Portfolio. There can be no assurance that a Portfolio will make such election, even if it is eligible to do so. If the Portfolio does not qualify for or does not make such election, shareholders will not be entitled separately to claim a credit or deduction with respect to foreign taxes paid by the Portfolio; in that case the foreign tax will nonetheless reduce the Portfolio’s taxable income. A Portfolio’s investments in non-U.S. securities (other than equity securities) or foreign currencies may increase or accelerate the Portfolio’s recognition of ordinary income and may affect the timing or amount of the Portfolio’s distributions.
Taxes When You Sell (Redeem) Your Shares
Any gain resulting from the sale or redemption of Portfolio shares generally will be taxable to shareholders as capital gains for U.S. federal income tax purposes.
Backup Withholding
Each Portfolio generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Portfolio with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Portfolio that he, she or it is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends.

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Prospectus

Characteristics and Risks of Securities and Investment Techniques
This section provides additional information about some of the principal investments and related risks of the Portfolios identified under “Portfolio Summaries” and “Description of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolios from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolios. As with any fund, investors in the Portfolios rely on the professional investment judgment and skill of PIMCO. Please see “Investment Objectives and Policies” in the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.
Investors should be aware that the investments made by a Portfolio and the results achieved by a Portfolio at any given time, including for the same or similar instruments, are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies and/or portfolio management teams, similar to a Portfolio. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, the execution venue(s) used for a given strategy or Portfolio, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds.
Significant shareholder purchases and redemptions could be driven by a variety of circumstances, such as changing market and economic conditions, and asset allocations or other decisions by PIMCO. Such transactions may adversely impact a Portfolio’s portfolio management. For example, a Portfolio may be forced to sell a comparatively large portion of its portfolio to meet significant shareholder redemptions, or hold a comparatively large portion of its portfolio in cash due to significant shareholder purchases, in each case when the Portfolio otherwise would not seek to do so. These shareholder transactions may cause the Portfolios to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase a Portfolio’s transaction costs, accelerate the realization of taxable income if such sales of investments resulted in gains, cause the Portfolio to make taxable distributions to its non-redeeming shareholders to a greater extent than the Portfolio otherwise would have, or otherwise cause a Portfolio to perform differently than intended. Similarly, significant shareholder purchases may adversely affect a Portfolio’s performance to the extent the Portfolio is delayed in investing new cash and, as a result, holds a proportionally larger cash position than under ordinary circumstances. While such risks may apply to Portfolios of any size, these risks are heightened in Portfolios with fewer assets under management. In addition, new
Portfolios may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.
More generally, a Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of purchase or redemption requests. Such large shareholders include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Large shareholder transactions may cause Portfolios to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions may also cause the Portfolio to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Portfolio’s portfolio. These transactions may also increase the Portfolio’s transaction costs, decrease economies of scale, accelerate the realization of taxable income, or otherwise cause the Portfolio to perform differently than intended. While large shareholder transactions may be more frequent under certain circumstances, the Portfolio is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Portfolio shares at any time. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Portfolio.
Investment Selection
FISH: Series C, FISH: Series M and FISH: Series LD seek maximum total return, and FISH: Series R seeks maximum real return, in each case consistent with preservation of capital and prudent investment management. The total return sought by FISH: Series C, FISH: Series M and FISH: Series LD consists of both income earned on investments and capital appreciation, if any, arising from increases in the market value of a Portfolio’s holdings. The real return sought by FISH: Series R equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. FISH: Series TE seeks high current income exempt from U.S. federal income tax consistent with prudent investment management, and total return/capital appreciation is a secondary objective. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.
In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks; and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors. In selecting investments for a Portfolio, PIMCO may use proprietary quantitative models that are developed and maintained by PIMCO, and which are subject to change over time without notice in PIMCO’s discretion. The proprietary quantitative models used by PIMCO

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may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Portfolio. There is no guarantee that PIMCO's use of a proprietary quantitative model will produce the desired result.
With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO’s investment selection techniques will produce the desired results.
Fixed Income Instruments
“Fixed Income Instruments,” as used generally in this prospectus, includes:
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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
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mortgage-backed and other asset-backed securities;
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inflation-indexed bonds issued both by governments and corporations;
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structured notes, including hybrid or “indexed” securities and event-linked bonds;
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bank capital and trust preferred securities;
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loans, including participations in and assignments thereof;
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delayed funding loans and revolving credit facilities;
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bank certificates of deposit, fixed time deposits and bankers’ acceptances;
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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises;
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obligations of international agencies or supranational entities; and
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floating and variable rate debt instruments.
Securities issued by U.S. Government agencies or government- sponsored enterprises may not be guaranteed by the U.S. Treasury.
The Portfolios, to the extent permitted by the 1940 Act, the rules thereunder or any exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.
Duration
Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.
U.S. Government Securities
U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of a Portfolio’s shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities. The U.S. Government Securities in which a Portfolio may invest may pay fixed, floating, variable or adjustable interest rates. Investments in zero-coupon securities generally require a Portfolio to accrue and distribute income not yet received. As a result, in order to generate cash

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to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it would otherwise have continued to hold. Please see “Taxation” in the SAI for more information.
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association (“GNMA”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
Corporate Debt Securities
Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.
Mortgage-Related and Other Asset-Backed Securities
Each Portfolio may invest in mortgage-related securities and in other asset-backed securities. FISH: Series M invests principally in these securities and may invest its assets without limit in these and other asset-backed securities. FISH: Series C and FISH: Series LD may also invest their assets without limit in these and other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A to-be-announced (“TBA”) transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as issuer, maturity, coupon, face value, price and the settlement date. The actual pools delivered generally are determined two days prior to the settlement date.
The value of some mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. In times of declining interest rates, there is a greater likelihood that a Portfolio's higher yielding securities will be pre-paid with the Portfolio being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. Interest only and principal only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. See “Extension Risk” and “Prepayment Risk” below. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series LD may also invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche, which may be referred to as subordinate mortgage-backed or asset-backed securities and interest-only mortgage-backed or asset-backed securities, subject to any other restrictions described in the Portfolios’ prospectus or SAI in effect from time to time. Subordinate mortgage-backed or asset-backed securities are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate mortgage-backed or asset-backed securities will not be fully paid. There are multiple tranches of mortgage-backed and asset-backed securities, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed security has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e. the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is

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left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. The Portfolios expect that investments in subordinate mortgage-backed and other asset-backed securities will be subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed securities are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.
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Extension Risk.  Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Portfolio returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, a Portfolio may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.
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Prepayment Risk.  Mortgage-related and other asset-backed securities are subject to Prepayment Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.
One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. FISH: Series C and FISH: Series M may not invest more than 40% of their net assets, and FISH: Series R may not invest more than 20% of its net assets, in any combination of interest only (“IO”), principal-only (“PO”) or inverse floating rate securities.
A Portfolio may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Each Portfolio may invest in other asset-backed securities that have been offered to investors.
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Privately Issued Mortgage-Related Securities.  Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Portfolio’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Privately Issued Mortgage-Related Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.
Reinvestment
Each Portfolio may be subject to the risk that the returns of a Portfolio will decline during periods of falling interest rates because the Portfolio may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates below the Portfolio’s current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing the Portfolio to invest in lower-yielding securities. A Portfolio also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the Portfolio’s portfolio managers believe the current holdings

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are overvalued or for other investment-related reasons. A decline in the returns received by a Portfolio from its investments is likely to have an adverse effect on the Portfolio’s NAV, yield and total return.
Focused Investment
To the extent that a Portfolio focuses its investments in a particular sector, a Portfolio may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; contagion risk within a particular industry or sector; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, a Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject a Portfolio to greater risk. A Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.
Inflation-Indexed Bonds
FISH: Series R ordinarily expects to invest a substantial portion of its assets in inflation-indexed bonds. Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as “iSTRIPS”). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market. Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus the Consumer Price Index. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation-indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, in order to generate cash to make the requisite distributions, a Portfolio may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it would otherwise have continued to hold. Please see “Taxation” in the SAI for more information.
Variable and Floating Rate Securities
Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). In addition to senior loans, variable- and floating-rate instruments may include, without limit, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-related and other asset-backed securities. Each Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates as the case may be, of the respective securities. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Residual interest bonds are a type of inverse floater. See “Municipal Bonds” below. FISH: Series C and FISH: Series M may not invest more than 40% of their net assets, and FISH: Series R may not invest more than 20% of its net assets, in any combination of IO, PO, or inverse floating rate securities.
When a Portfolio holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio’s shares. Certain of a Portfolio’s investments, including variable- and floating-rate securities, may require the Portfolio to accrue and distribute income not yet

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received. As a result, in order to generate cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it would otherwise have continued to hold. Please see “Taxation” in the SAI for more information.
Foreign (Non-U.S.) Securities
Certain Portfolios may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign (non-U.S.) government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. Certain Portfolio’s investments in foreign (non-U.S.) securities may include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a non-U.S. company’s securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the “country of exposure” of such instrument is a non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), instruments or securities that are issued by foreign governments, or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, if the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the “country of exposure” of such money market instrument is a non-U.S. country). A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change at the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer.
Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Investors should consider carefully the substantial risks involved for FISH: Series C and FISH: Series M, which may invest in securities issued by foreign companies and governments of foreign countries, and FISH: Series C, FISH: Series M, FISH: Series R, and FISH: Series LD, each of which may invest its assets, without limit, in securities denominated in non-U.S. currencies and may invest without limit in U.S. dollar denominated securities of foreign issuers. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of the imposition of sanctions and other similar measures, nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruptions; the possibility of security suspensions; and political instability. Individual foreign (non-U.S.) economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in, or uncertainty concerning, foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies and in some cases could lead to uncertainty regarding the reliability of issuers' financial reporting.
FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series LD also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.
FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series LD may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a

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Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause a Portfolio to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.
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Emerging Markets Securities.  FISH: Series C, FISH: Series M and FISH: Series LD may invest without limit in securities and instruments that are economically tied to developing (or “emerging market”) countries. FISH: Series R may invest, subject to applicable law, without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity (“short-term investment grade sovereign debt”), including short-term investment grade sovereign debt issued by emerging market issuers. FISH: Series R may invest up to 20% of its total assets in securities of issuers economically tied to “emerging market” countries other than investments in short-term investment grade sovereign debt issued by emerging market issuers, where as noted above, there is no limit. PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below.
With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument’s “country of exposure” is an emerging market country. A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change at the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance:
(i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series LD emphasize countries with relatively low gross national product per capita and with the potential for rapid economic growth.
Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.
Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to the imposition of sanctions and other similar measures, price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments by a Portfolio in these currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; unreliable financial information regarding companies that are small and/or newly organized; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Custody services in many emerging market countries

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remain undeveloped. A Portfolio may be investing in emerging market countries where the current law and market practice carry fewer safeguards than in more developed markets, including the protection of client securities against claims from general creditors in the event of the insolvency of an agent selected to hold securities on behalf of a Portfolio, and a Portfolio’s custodian and PIMCO have assumed no liability for losses resulting from a Portfolio acting in accordance with such practice.
Foreign (Non-U.S.) Currencies
Direct investments in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies, will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments or central banks, or by currency controls or political developments. Currencies in which the Portfolios’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to a Portfolio.
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Foreign Currency Transactions.  FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series LD may engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Portfolio’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Portfolio’s ability to enter into foreign currency transactions, force a Portfolio to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Portfolio, any of which may result in a loss to the Portfolio. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the hedged currency increases. A Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent foreign exchange transactions for the Portfolios are directed to the Portfolios' custodian for execution, execution of such transactions may be better or worse than comparable transactions effected by other intermediaries. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies. A Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated.
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Redenomination.  Uncertainty as to the status of the euro and the European Monetary Union (the “EMU”) has at times created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets and on the values of a Portfolio’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Portfolio’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to currency risk, liquidity risk and risk of improper valuation to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Portfolio may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
There can be no assurance that if a Portfolio earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw a Portfolio’s investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense, or delay in, doing so.
High Yield Securities and Distressed Companies
Securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch, are sometimes referred to as “high yield securities” or “junk bonds.” Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield and distressed company securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities and debt securities of distressed companies may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions

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than higher-rated securities. Certain Portfolios may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case a Portfolio may lose its entire investment. Investments in distressed securities often involve increased control position risk and litigation risk. PIMCO may take actions in a stressed or distressed situation which results in disputes or litigation, which could impose costs on the Portfolio and could result in actions which decrease the value of the securities held by the Portfolio.
The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to general economic conditions. Certain emerging market governments that issue high yield securities in which a Portfolio may invest are among the largest debtors to commercial banks, foreign governments and supranational organizations, such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.
Credit Ratings and Unrated Securities
Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The ratings of a fixed income security may change over time. Moody’s, S&P and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by a Portfolio could receive a higher rating or a lower rating during the period in which they are held by a Portfolio.
PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. A Portfolio may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines, in its sole discretion, that the security is of comparable quality to a rated security that the Portfolio may purchase. In making ratings determinations, PIMCO may take into account different factors than those taken into account by rating agencies, and PIMCO's rating of a security may differ from the rating that a rating agency may have given the same security. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit quality, which could result in the Portfolio’s portfolio having a higher level of credit and/or high yield risk than PIMCO has estimated or desires for the Portfolio, and could negatively impact the Portfolio’s performance and/or returns. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Portfolio invests in high yield and/ or unrated securities, the Portfolio’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and higher-rated securities.
Derivatives
Each Portfolio may, but is not required to, use derivatives and other similar instruments (referred to collectively as “derivatives”) for risk management purposes or as part of its investment strategies. Additionally, a Portfolio may invest in futures and other derivatives that provide relevant exposure, including for equitization and hedging purposes using derivatives that provide exposure that is not identical to the instruments or markets in which the Portfolio seeks to invest at least 80% of its assets, as applicable. Investments in derivatives may take the form of buying and/or writing (selling) derivatives. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Each Portfolio may invest some or all of its assets in derivative instruments, subject to the Portfolio’s objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under “Investment Objectives and Policies” in the SAI.
A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on a Portfolio. For example, a small investment in a derivative instrument may have a significant impact on a Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. A Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolios.
Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a

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derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Counterparty Risk (including Credit Risk). The use of certain derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, a short position in a credit default swap could result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Counterparty risk also refers to the risks of having concentrated exposure to a counterparty.
Market and Portfolio Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Liquidity risk also refers to the risk that a Portfolio may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. A Portfolio may have to sell a security at a disadvantageous time or price to meet such obligations.
Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. Leveraging transactions pursued by the Portfolio may increase its duration and sensitivity to interest rate changes and other market risks.
Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Portfolio’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio’s ability to use derivatives may also be limited by certain regulatory and tax considerations.
Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange-traded fund would not correlate perfectly with the index upon which the exchange-traded fund is based because the fund’s return is net of fees and expenses. In this regard, the Portfolios offered in this prospectus may seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Portfolios are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent the Portfolio, or derivatives or other strategies used by the Portfolio, from achieving a desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by the Portfolio and the determination of the NAV of Portfolio shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which the Portfolio invests; (iv) a Portfolio having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Portfolio (due to share purchases or redemptions, for example), potentially resulting in the Portfolio being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform the Portfolio’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.
Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Portfolio’s derivative transactions, or impede the employment of a Portfolio’s derivatives strategies or adversely affect the Portfolios’ performance.
Other risks in using derivatives include the risk of mispricing and/or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment

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requirements to counterparties or a loss of value to a Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange-traded fund would not correlate perfectly with the index upon which the exchange-traded fund is based because the fund’s return is net of fees and expenses. In addition, a Portfolio’s use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates when distributed to shareholders) than if the Portfolio had not used such instruments.
Operational and Legal Risks. Using derivatives is also subject to operational and legal risks. Operational risk generally refers to the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error. Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Each Portfolio may invest in derivatives on carbon equivalent emissions allowances eligible for trading under the European Union Emissions Trading Scheme, California Cap-and-Trade Program, and Regional Greenhouse Gas Initiatives. For more information, please see Greenhouse Gas “Cap-and-Trade” Programs in the SAI. A description of various risks associated with these particular instruments is included in “Investment Objectives and Policies” in the SAI.
Convertible and Equity Securities
Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company’s directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.
Each Portfolio may invest in convertible securities and equity securities, as well as securities related to equities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. Convertible securities are generally preferred securities and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective.
The Portfolios may invest in “synthetic“ convertible securities. “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Portfolio may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.
Preferred and other senior securities generally entitle the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in that company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. In addition, preferred and other senior securities often have special redemption rights allowing issuers to redeem such securities at par earlier than scheduled. If these rights are exercised, the Portfolio may have to reinvest proceeds in less attractive securities.
Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.
Among other risks described in this prospectus, the following issues are particularly associated with investments in preferred and other senior securities.
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Deferral and Omission of Distributions. Preferred and other senior securities may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for the Portfolio.
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Limited Voting Rights. Preferred and other senior securities generally do not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time.

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In the future, preferred or other senior securities may be offered with features different from those described above, and as such, may entail different risks. Over longer periods of time, certain types of preferred or other senior securities may become more scarce or less liquid as a result of legislative changes. Such events may result in losses to the Portfolio as the prices of securities it holds may be negatively affected. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred or senior securities.
Each Portfolio may invest in convertible securities or equity securities.  While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Portfolio may consider convertible securities or equity securities to gain exposure to such investments. At times, in connection with the restructuring of a preferred security or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Portfolio may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred security or Fixed Income Instrument. Depending upon, among other things, PIMCO’s evaluation of the potential value of such securities in relation to the price that could be obtained by a Portfolio at any given time upon sale thereof, a Portfolio may determine to hold such securities in its portfolio. Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably.
Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Municipal Bonds
The amount of public information available about the municipal bonds held by a Portfolio is generally less than for corporate equities or bonds, and the investment performance of the Portfolio may therefore be more dependent on the abilities of PIMCO than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the lower-rated bonds, also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the ability of the Portfolio to sell its bonds at attractive prices or value municipal bonds.
Municipal Bonds are generally issued by states, territories, possessions and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk, uncertainties related to the tax status of a Municipal Bond or the rights of investors invested in these securities. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade. The secondary market for municipal bonds, particularly the lower rated bonds, also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the ability of the Portfolio to sell its municipal bonds at attractive prices or value municipal bonds. The value of certain municipal securities, in particular general obligation debt, may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, changes in accounting standards and by the phasing out of federal programs providing financial support. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. Municipal Bonds may also have exposure to potential physical risks resulting from climate change, including extreme weather, flooding and fires. Climate risks, if they materialize, can adversely impact a municipal issuer’s financial plans in current or future years including, for example, the physical impairment of a facility or other source generating revenues backing a municipal issuer’s revenue bonds. As a result, the impact of climate risks could adversely impact the value of a Portfolio’s Municipal Bond investments. The types of Municipal Bonds in which the Portfolios may invest include municipal lease obligations, municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, loans, mortgages, pre-refunded and escrowed to maturity Municipal Bonds and other debt instruments and pools of any of the foregoing. The Portfolios may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Portfolios may also invest in securities issued by entities whose underlying assets are Municipal Bonds. The Portfolios (other than FISH: Series TE) do not expect to be eligible to pass through the tax-exempt character of interest paid on Municipal Bonds to their shareholders.
Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Portfolio is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Issuers of municipal bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investment in pre-refunded Municipal Bonds held by a Portfolio may subject the Portfolio to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded

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Municipal Bonds, if a Portfolio sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. The interest on pre-funded bonds issued on or before December 31, 2017 is exempt from federal income tax; the interest on such bonds issued after December 31, 2017 is not exempt from federal income tax.
The Portfolios may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that a Portfolio investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status.
A Portfolio’s investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond a Portfolio’s control, which could require the Portfolio to dispose of portfolio investments at inopportune times and prices. A Portfolio may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Portfolio will be subject to leverage risk. The use of tender option bonds typically will impact a Portfolio's duration and cause a Portfolio to be subject to increased duration and interest rate risk.
A Portfolio may invest in municipal securities (including taxable municipal securities) issued by Puerto Rico. A Portfolio that invests in municipal securities issued by Puerto Rico may be particularly affected by political, economic, regulatory or restructuring developments affecting the ability of Puerto Rican municipal issuers to pay interest or repay principal.
Municipal Project Housing-Related Risk
A Portfolio may invest in the bonds of projects focused on low-income, affordable or other housing developments and businesses located in low-income areas or invest in or originate loans that finance or are generally related to such projects. There are significant risks associated with the Portfolio’s investment in the bonds of these types of projects and loans related to such projects. There may be federal, state and local governmental regulatory restrictions on the operation, rental and transfer of these projects, such as the requirement that the owners of these affordable housing developments rent or sell certain residential units to persons or families of low or moderate income and that the amount of rent that may be charged for these units may be less than market rates. These restrictions may adversely affect economic performance relative to properties that are not subject to these restrictions. There are also no assurances that a project owner will be able to achieve and maintain sufficient rental income in order to pay all operating expenses and maintenance and repair costs of such a project and the debt service on the related bonds or loan on a timely basis. In the event that a project owner is unable to pay all such costs, expenses and debt service, a default on the related bonds or loan is likely to occur. Moreover, as a result of economic, market and other factors, the risks of the Portfolio's investment in such municipal project housing-related securities may be heightened due to the possibility of reduced tax or other revenue available to issuers of municipal project housing-related securities causing an increase of budgetary and financial pressure on either the municipality or other issuers of municipal securities.
Loan Participations and Assignments
Each Portfolio may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Portfolio could become part owner of any collateral if a loan is foreclosed, subjecting the Portfolio to costs associated with owning and disposing of the collateral. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.
Delayed Funding Loans and Revolving Credit Facilities
Each Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.
Loans of Portfolio Securities
For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided that a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the SAI for details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and a Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Portfolio may pay lending fees to a party arranging the loan, which may

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be an affiliate of a Portfolio. Cash collateral received by a Portfolio in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. As a shareholder of an investment company or other pooled vehicle, a Portfolio may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees a Portfolio pays its service providers. To the extent such cash collateral is invested in an affiliated money market or short-term mutual fund, such fees generally will not be waived, and PIMCO expects to select such an investment without considering or canvassing the universe of available unaffiliated investment companies. A Portfolio bears the risk of such investments.
Short Sales
Each Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to a Portfolio. A short sale is ”against the box“ to the extent that a Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Portfolio may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Portfolio engages in short selling in foreign (non-U.S.) jurisdictions, a Portfolio will do so to the extent permitted by the laws and regulations of such jurisdiction.
When-Issued, Delayed Delivery and Forward Commitment Transactions
Each Portfolio may purchase or sell securities that it is eligible to purchase or sell on a when-issued basis, may purchase or sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made. When a Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date.
Repurchase Agreements
Each Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Portfolio’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The security subject to a repurchase agreement may be or become illiquid. These events could also trigger adverse tax consequences for a Portfolio.
Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings
Each Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Portfolio but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.
A Portfolio also may borrow money for investment purposes (including, with respect to FISH: Series R, FISH: Series TE and FISH: Series LD, borrowing money from certain affiliated funds pursuant to the Portfolios’ inter-fund lending program, as described more fully under “Investment Restrictions - Other Information Regarding Investment Restrictions” in the SAI) subject to any policies of the Portfolio currently described in this prospectus or in the Portfolio’s SAI.
Event-Linked Exposure
Each Portfolio may obtain event-linked exposure by investing in or gaining exposure to reinsurance contracts (through sidecars or otherwise), “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies”. Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Portfolio may lose a portion of or its entire principal invested in the bond or notional amount on a swap. Event-linked exposures often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. A Portfolio may also have exposure to reinsurance contracts. This may include exposure to “excess of loss” contracts, wherein liability arises only if and when losses exceed a specified amount, and proportional reinsurance, wherein a portion of the premiums and liabilities of the

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cedant associated with a specified business or a portfolio of insurance contracts are linked to a Portfolio's investment. Reinsurance transactions may involve significant insurance brokerage fees, fronting fees and other transaction costs. Event-linked exposure may also expose a Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.
Insurance-Linked and Other Instruments
Each Portfolio may invest in insurance-linked instruments and similar investments (which may include, for example, reinsurance contracts through sidecars or otherwise, event-linked bonds, such as catastrophe and resilience bonds, and securities relating to life insurance policies, annuity contracts and premium finance loans). A Portfolio could lose a portion or all of the principal it has invested in these types of investments, and the right to additional interest and/or dividend payments with respect to the investments, upon the occurrence of one or more trigger events, as defined within the terms of an investment. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. A Portfolio may also invest in insurance-linked instruments that are subject to “indemnity triggers.” An indemnity trigger is a mechanism where the payout to the investor is based on the actual losses incurred by the insurer and come into play when losses from a specified event exceed a designated level. Insurance-linked instruments subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such insurance-linked investments are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on a Portfolio. There is no way to accurately predict whether a trigger event will occur and, accordingly, insurance-linked instruments and similar investments carry significant risk. In addition to the specified trigger events, these types of investments may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. A Portfolio may gain exposure to reinsurance contracts (through insurance-linked securities, sidecars or otherwise). This may include exposure to “excess of loss” contracts, wherein liability arises only if and when losses exceed a specified amount, and proportional reinsurance, wherein a portion of the premiums and liabilities of the cedant associated with a specified business or a portfolio of insurance contracts are linked to the investment. Investments linked to reinsurance transactions may involve significant insurance brokerage fees, fronting fees and other transaction costs. A series of major triggering events could cause the failure of a reinsurer. Similarly, to the extent a Portfolio invests in reinsurance-related securities for which a triggering event occurs, losses associated with such event will result in losses to a Portfolio and a series of major triggering events affecting a large portion of the reinsurance-related securities held by a Portfolio may result in substantial losses to a Portfolio. In addition, unexpected events such as natural disasters or terrorist attacks could lead to government intervention. Political, judicial and legal developments affecting the reinsurance industry could also create new and expanded theories of liability or regulatory or other requirements; such changes could have a material adverse effect on a Portfolio. In addition, the litigation environment in catastrophe-exposed states or regions could impact the frequency and severity of insurance claims, and litigation costs could decrease the value of the Portfolio’s investment in products linked to a reinsurance contract. In recent years capital market participants have been increasingly active in the reinsurance market and markets for related risks. Increased competition could result in fewer submissions, lower premium rates and less favorable policy terms and conditions.
Certain insurance-linked instruments and similar investments may have limited liquidity, or may be illiquid. A Portfolio has limited transparency into the individual contracts underlying certain insurance-linked instruments and similar investments, which may make the risk assessment of them more difficult. These types of investments may be difficult to value.
The aforementioned instruments may include longevity and mortality investments, including indirect investment in pools of insurance-related longevity and mortality investments, including life insurance policies, annuity contracts and premium finance loans. Such investments are subject to “longevity risk” and/or “mortality risk.” Longevity risk is the risk that members of a reference population will live longer, on average, than anticipated. Mortality risk is the risk that members of a reference population will live shorter, on average, than anticipated. Changes in these rates can significantly affect the liabilities and cash needs of life insurers, annuity providers and pension funds. The terms of a longevity bond typically provide that the investor in the bond will receive less than the bond’s par amount at maturity if the actual average longevity (life span) of a specified population of people observed over a specified period of time (typically measured by a longevity index) is higher than a specified level. If longevity is higher than expected, the bond will return less than its par amount at maturity. A mortality bond, in contrast to a longevity bond, typically provides that the investor in the bond will receive less than the bond’s par amount at maturity if the mortality rate of a specified population of people observed over a specified period of time (typically measured by a mortality index) is higher than a specified level.
During their term, both longevity bonds and mortality bonds typically pay a floating rate of interest to investors. Longevity and mortality investments purchased by a Portfolio involve the risk of incorrectly predicting the actual level of longevity or mortality, as applicable, for the reference population of people. With respect to mortality investments held by a Portfolio, there is also the risk that an epidemic or other catastrophic event could strike the reference population, resulting in mortality rates exceeding expectations. A Portfolio may also gain this type of exposure through event-linked derivative instruments, such as swaps, that are contingent on or formulaically related to longevity or mortality risk.

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Portfolio Turnover
The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” When the portfolio managers deem it appropriate and particularly during periods of volatile market movements, a Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of a Portfolio’s portfolio) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. Please see a Portfolio's “Portfolio Summary—Portfolio Turnover” or the “Financial Highlights” in this prospectus for the portfolio turnover rates of the Portfolios that were operational during the last fiscal year.
Illiquid Investments
Each Portfolio may invest up to 15% of its net assets (taken at the time of investment) in illiquid investments that are assets. Certain illiquid investments may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid investments, and transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. The term “illiquid investments” for this purpose means investments that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid (i.e., classified by a Portfolio in a liquidity category other than “illiquid” pursuant to the Portfolio’s liquidity risk management procedures), although they may be relatively less liquid than registered securities traded on established secondary markets. Additional discussion of illiquid investments and related regulatory limits and requirements is available under “Investment Objectives and Policies” in the SAI.
Real Estate Investment Trusts (REITs)
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.
An investment in a REIT, or in a real-estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include a possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels, changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive, loss to casualty or condemnation, and changes in local and general economic conditions. Additionally, an investment in REITs, and investing in the real estate market generally, is subject to risks related to supply and demand, including reduced demand for properties or real estate-related services, reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses, default risk of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all. Additional risks include changes in interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Real estate securities may have limited diversification and, therefore, tend to be subject to risks inherent in operating and financing a limited number of projects. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.
Investment in Other Investment Companies
Each Portfolio may invest in securities of other investment companies (including those advised by PIMCO), such as open-end or closed-end management investment companies, including exchange-traded funds and business development companies, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. A Portfolio may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, a Portfolio may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Portfolio pays its service providers. To the extent a Portfolio invests in other investment companies that are advised by PIMCO, PIMCO expects to select such investments without considering or canvassing the universe of available unaffiliated investment companies.
Each Portfolio may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of registered investment companies advised by

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PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.
Participation in a cash sweep program where a Portfolio's uninvested cash balance is used to purchase shares of affiliated or unaffiliated money market funds or cash management pooled investment vehicles at the end of each day subjects a Portfolio to the risks associated with the underlying money market funds or cash management pooled investment vehicles, including liquidity risk. As a shareholder of a money market fund or cash management pooled investment vehicle, a Portfolio would indirectly bear the fees and expenses of the underlying fund or account which are in addition to the fees the Portfolio pays its service providers.
Subject to the restrictions and limitations of the 1940 Act, and the rules and regulations thereunder and any exemptive relief therefrom, each Portfolio may, in the future, elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Portfolio.
SEC regulations concerning investments by registered investment companies in the securities of other registered investment companies may, among other things, limit investment flexibility and could affect the Portfolios’ ability to utilize the Central Funds. This could adversely impact the Portfolios’ investment strategies and operations.
Temporary Defensive Positions
For temporary defensive purposes, each Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities in attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. When a Portfolio engages in such strategies, it may not achieve its investment objective.
From time to time, as the prevailing market and interest rate environments warrant, and at the discretion of its portfolio manager, some portion of a Portfolio’s total net assets may be uninvested. In such cases, Portfolio assets will be held in cash in a Portfolio’s custody account. Cash assets are generally not income-generating and would impact a Portfolio’s performance.
Changes in Investment Objectives and Policies
The investment objective of each Portfolio is non-fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated, all other investment policies of the Portfolios may be changed by the Board of Trustees without shareholder approval.
Percentage Investment Limitations and Alternative Means of Gaining Exposure
Unless otherwise stated, all percentage limitations on Portfolio investments listed in this prospectus will apply at the time of investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on portfolio investments refer to total assets. Unless otherwise stated, if a Portfolio is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Portfolio may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives, placement warrants or other structured products. Such exposure may be achieved through a combination of multiple instruments or through a combination of one or more investment instruments and cash or cash equivalents.
Operational Risk
An investment in a Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a significant adverse effect on a Portfolio. While the Portfolios seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Portfolio.
Market Disruptions Risk
The Portfolios are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/ environmental disasters, which can all negatively impact the securities markets and cause a Portfolio to lose value. These events can also impair the technology and other operational systems upon which a Portfolio’s service providers, including PIMCO as the Portfolios’ investment adviser, rely, and could otherwise disrupt a Portfolio’s service providers’ ability to fulfill their obligations to the Portfolios.
Other Investments and Techniques
The Portfolios may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this prospectus. These securities and techniques may subject the Portfolios to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Portfolios.
Geopolitical Conflicts
The occurrence of geopolitical conflicts, war or terrorist activities could have adverse impacts on markets in various and unpredictable ways. For example, the armed conflict among the United States, Israel, and Iran has caused, and could continue to cause, significant market disruptions

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and volatility. The conflict has had a particular negative impact on oil and gas markets, which could have a broader adverse effect on many sectors of the global economy in the future. In addition, following Russia’s large-scale invasion of Ukraine in February 2022, Russia, and other countries, persons and entities that were viewed as having provided material aid to Russia’s aggression against Ukraine, became the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies. Additional examples include, but are not limited to, heightened concerns of trade disputes, which could result in increased tariffs, trade restrictions or other retaliatory countermeasures. The extent, duration and impact of geopolitical conflicts and related market impacts are difficult to ascertain, but could be significant and could have significant adverse effects on regional and global economies and the markets for certain securities and commodities, such as oil, natural gas, steel and aluminum, as well as other sectors, and on a Portfolio’s investments.
Cyber Security
As the use of complex information technology and communications systems, including cloud-based technology, has become more prevalent and interconnected in the course of business, the Portfolios have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security despite the efforts of PIMCO, a Portfolio, or their service providers to adopt technologies, processes, and practices intended to mitigate these risks. Disruptions or failures that affect services providers, counterparties, market participants, or issuers of securities held by a Portfolio may adversely affect PIMCO or a Portfolio, including by causing losses or impairing PIMCO’s or a Portfolio’s operations. Information relating to a Portfolio’s investments has been and will in the future be delivered electronically, which can give rise to a number of risks, including, but not limited to, the risks that such communications may contain computer viruses or other defects, may not be accurately replicated on other systems, or may be intercepted, deleted or interfered with, without the knowledge of the sender or the intended recipient. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Geopolitical tensions can increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing, who may desire to use cybersecurity attacks to cause damage or create leverage against geopolitical rivals. Cyber security breaches may involve unauthorized access to the digital information systems that support a Portfolio (e.g., through “hacking,” ransomware or malicious software coding) or outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users), but may also result from intentionally or unintentionally harmful acts of PIMCO personnel. In addition, cyber security breaches involving third-party service providers that provide services to PIMCO or a
Portfolio (including but not limited to vendors, advisers, administrators, transfer agents, regulatory authorities, custodians, registry operators, distributors and other third parties), trading counterparties and issuers in which a Portfolio invests can also subject a Portfolio to many of the same risks associated with direct cyber security breaches. PIMCO’s use of cloud-based service providers could heighten or change these risks. In addition, work-from-home arrangements by a Portfolio, PIMCO and its service providers could increase all of the above risks, create additional data and information accessibility concerns, and make a Portfolio, PIMCO or its service providers susceptible to operational disruptions, any of which could adversely impact their operations.
Cyber security failures or breaches may result in financial losses to a Portfolio and its shareholders. For example, cyber security failures or breaches involving trading counterparties or issuers in which a Portfolio invests could adversely impact such counterparties or issuers and cause the Portfolio’s investments to lose value. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Portfolio’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
Like with operational risk in general, the Portfolios have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Portfolios do not directly control the cyber security systems of issuers in which a Portfolio may invest, trading counterparties or third-party service providers to the Portfolios. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cyber security breaches may not be detected. The Portfolios and their shareholders may suffer losses as a result of a cyber security breach related to the Portfolios, their service providers, trading counterparties or the issuers in which a Portfolio invests.
Regulatory Changes
Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. The Portfolios and the investment adviser have

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historically been eligible for exemptions from certain regulations. However, there is no assurance that the Portfolios and the investment adviser will continue to be eligible for such exemptions. Actions by governmental entities may also impact certain instruments in which the Portfolio invests.
Moreover, government regulation may have unpredictable and unintended effects. Legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Portfolio’s ability to pursue its investment objective or utilize certain investment strategies and techniques.

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Financial Highlights
The financial highlights table is intended to help a shareholder understand the financial performance of FISH: Series C, FISH: Series LD, FISH: Series M, FISH: Series R and FISH: Series TE for the last five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, are included in Form N-CSR filed with the SEC, which is available upon request.
		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Series C
12/31/2025	$8.86	$0.46	$0.42	$0.88	$(0.50)	$0.00	$0.00	$(0.50)
12/31/2024	8.84	0.44	0.02	0.46	(0.44)	0.00	0.00	(0.44)
12/31/2023	8.54	0.40	0.29	0.69	(0.39)	0.00	0.00	(0.39)
12/31/2022	10.77	0.33	(2.12)	(1.79)	(0.44)	0.00	0.00	(0.44)
12/31/2021	11.08	0.34	(0.31)	0.03	(0.34)	0.00	0.00	(0.34)
Series LD
12/31/2025	$8.98	$0.41	$0.12	$0.53	$(0.29)	$0.00	$(0.16)	$(0.45)
12/31/2024	8.81	0.38	0.21	0.59	(0.37)	0.00	(0.05)	(0.42)
12/31/2023	8.59	0.34	0.17	0.51	(0.17)	0.00	(0.12)	(0.29)
12/31/2022	9.41	0.25	(0.77)	(0.52)	(0.26)	(0.04)	0.00	(0.30)
12/31/2021	9.62	0.28	(0.24)	0.04	(0.25)	0.00	0.00	(0.25)
Series M
12/31/2025	$8.60	$0.48	$0.41	$0.89	$(0.49)	$0.00	$0.00	$(0.49)
12/31/2024	8.60	0.50	0.01	0.51	(0.51)	0.00	0.00	(0.51)
12/31/2023	8.35	0.47	0.26	0.73	(0.48)	0.00	0.00	(0.48)
12/31/2022	10.33	0.42	(1.95)	(1.53)	(0.45)	0.00	0.00	(0.45)
12/31/2021	10.68	0.42	(0.26)	0.16	(0.42)	(0.09)	0.00	(0.51)
Series R
12/31/2025	$8.02	$0.37	$0.52	$0.89	$(0.35)	$0.00	$0.00	$(0.35)
12/31/2024	7.99	0.20	(0.01)	0.19	(0.16)	0.00	0.00	(0.16)
12/31/2023	7.94	0.19	0.05	0.24	(0.04)	0.00	(0.15)	(0.19)
12/31/2022	10.79	0.81	(2.59)	(1.78)	(1.07)	0.00	0.00	(1.07)
12/31/2021	10.74	0.72	0.02	0.74	(0.69)	0.00	0.00	(0.69)
Series TE
12/31/2025	$9.72	$0.47	$0.05	$0.52	$(0.47)	$0.00	$0.00	$(0.47)
12/31/2024	9.67	0.48	0.05	0.53	(0.48)	0.00	0.00	(0.48)
12/31/2023	9.25	0.47	0.41	0.88	(0.46)	0.00	0.00	(0.46)
12/31/2022	10.71	0.41	(1.47)	(1.06)	(0.40)	0.00	0.00	(0.40)
12/31/2021	10.76	0.38	(0.06)	0.32	(0.37)	0.00	0.00	(0.37)
^
A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)
Net asset value includes adjustments required by U.S. GAAP. These values, and other performance figures relying on them, such as average annual total return data included in the Portfolios’ prospectus and in any shareholder reports, may differ from net asset values and performance reported elsewhere with respect to the Portfolios.
(b)
Per share amounts based on average number of shares outstanding during the year or period.
(c)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.
(d)
Total return figures include adjustments required by U.S. GAAP. These values, and other performance figures relying on them, such as average annual total return data included in the Portfolios’ prospectus and in any shareholder reports, may differ from net asset values and performance reported elsewhere with respect to the Portfolios. Additionally, excludes applicable initial sales charges and contingent deferred sales charges.
(e)
The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total investment return for a period of less than one year is not annualized.
(f)
The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios and PIMCO. Participants in these programs pay a “wrap-fee” to the sponsor of the program.

66  Prospectus | PIMCO Managed Accounts Trust

Prospectus

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)(e)	Net Assets End of Year or Period (000s)	Expenses(f)	Expenses Excluding Waivers(f)	Expenses Excluding Interest Expense(f)	Expenses Excluding Interest Expense and Waivers(f)	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.24	10.23%	$1,850,051	0.10%	0.10%	0.00%	0.00%	5.13%	584%
8.86	5.26	1,588,834	0.27	0.27	0.00	0.00	4.97	546
8.84	8.34	1,282,061	0.03	0.03	0.00	0.00	4.69	571
8.54	(16.74)	1,155,312	0.15	0.15	0.00	0.00	3.58	308
10.77	0.34	1,540,072	0.02	0.02	0.00	0.00	3.10	282

$9.06	6.05%	$58,766	1.26%	1.26%	0.00%	0.00%	4.57%	348%
8.98	6.81	50,640	1.36	1.36	0.00	0.00	4.24	414
8.81	6.07	73,673	2.31	2.31	0.00	0.00	3.90	192
8.59	(5.53)	74,964	1.57	1.57	0.00	0.00	2.75	43
9.41	0.38	122,608	0.23	0.23	0.00	0.00	2.94	97

$9.00	10.63%	$1,839,429	0.09%	0.09%	0.00%	0.00%	5.44%	606%
8.60	6.06	1,592,323	0.14	0.14	0.00	0.00	5.80	576
8.60	8.99	1,279,095	0.04	0.04	0.00	0.00	5.62	569
8.35	(14.99)	1,147,875	0.01	0.01	0.00	0.00	4.58	495
10.33	1.45	1,520,815	0.01	0.01	0.00	0.00	3.97	468

$8.56	11.20%	$164,652	3.92%	3.92%	0.00%	0.00%	4.43%	157%
8.02	2.35	145,985	4.30	4.30	0.00	0.00	2.45	278
7.99	3.05	163,970	3.31	3.31	0.00	0.00	2.45	223
7.94	(17.22)	216,389	0.87	0.87	0.00	0.00	8.88	93
10.79	7.09	259,263	0.05	0.05	0.00	0.00	6.71	162

$9.77	5.53%	$257,467	0.00%	0.00%	0.00%	0.00%	4.89%	36%
9.72	5.53	157,830	0.00	0.00	0.00	0.00	4.91	13
9.67	9.74	61,959	0.06	0.06	0.00	0.00	5.05	56
9.25	(9.91)	69,553	0.07	0.07	0.00	0.00	4.29	67
10.71	3.04	88,310	0.02	0.02	0.00	0.00	3.50	20

April 30, 2026 | Prospectus  67

PIMCO Managed Accounts Trust

Appendix A
Description of Securities Ratings
A Portfolio’s investments may range in quality from securities rated in the lowest category in which a Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality) to securities so rated. The percentage of a Portfolio’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:
High Quality Debt Securities   are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.
Investment Grade Debt Securities   are those rated in one of the four highest rating categories, or, if unrated, deemed comparable by PIMCO.
Below Investment Grade High Yield Securities (“Junk Bonds”),   are those rated lower than Baa by Moody’s, BBB by S&P or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer’s ability to repay principal and interest.
The following is a description of Moody’s, S&P and Fitch’s rating categories applicable to fixed income securities.
Moody’s Ratings
Global Long-Term Rating Scale
Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Medium-Term Note Program Ratings
Moody’s assigns provisional ratings to medium-term note (MTN) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).
MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.
The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.
Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.
Global Short-Term Rating Scale
Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

A-1  Prospectus | PIMCO Managed Accounts Trust

Prospectus

P-1: Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2: Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
National Scale Long-Term Ratings
Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.
In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).
Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.
A.n: Issuers or issues rated A.n demonstrate above-average creditworthiness relative to other domestic issuers and issuances.
Baa.n: Issuers or issues rated Baa.n demonstrate average creditworthiness relative to other domestic issuers and issuances.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.
B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.
Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.
Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.
C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
National Scale Short-Term Ratings
Moody’s short-term NSRs are opinions of the ability of issuers or issuances in a given country, relative to other domestic issuers or issuances, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody’s global ratings. There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.
In each specific country, the first two letters indicate the country in which the issuer is located (e.g., KE-1 through KE-4 for Kenya).
N-1: N-1 issuers or issuances represent the strongest likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-2: N-2 issuers or issuances represent an above average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-3: N-3 issuers or issuances represent an average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-4: N-4 issuers or issuances represent a below average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa.
US Municipal Short-Term Debt Ratings
The Municipal Investment Grade (MIG) scale is used for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
For variable rate demand obligations (VRDOs), a two-component rating is assigned. Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the Variable Municipal Investment Grade (VMIG) scale.

April 30, 2026 | Prospectus  A-2

PIMCO Managed Accounts Trust

For VRDOs, Moody's typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.
VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
S&P Global Ratings
Long-Term Issue Credit Ratings*
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ (“S&P”) analysis of the following considerations:
■
Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
■
Nature and provisions of the financial obligation and the promise S&P imputes; and
■
Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations).
Investment Grade
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Speculative Grade
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

A-3  Prospectus | PIMCO Managed Accounts Trust

Prospectus

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Issue Credit Ratings
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+‘ or ‘A-1+/ A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+‘).
Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
prelim: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
■
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
■
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
■
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
■
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.
■
A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

April 30, 2026 | Prospectus  A-4

PIMCO Managed Accounts Trust

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Inactive Qualifiers (no longer applied or outstanding)
*: This symbol indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.
G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
i: This suffix was used for issues in which the credit factors, terms, or both that determine the likelihood of receipt of payment of interest are different from the credit factors, terms, or both that determine the likelihood of receipt of principal on the obligation. The 'i' suffix indicated that the rating addressed the interest portion of the obligation only. The 'i' suffix was always used in conjunction with the 'p' suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could have been assigned a rating of 'AAApNRi' indicating that the principal portion was rated 'AAA' and the interest portion of the obligation was not rated.
pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.
pr: The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Fitch Ratings
Long-Term Credit Ratings
Investment Grade
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (“IDRs”). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

A-5  Prospectus | PIMCO Managed Accounts Trust

Prospectus

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default.
A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the formal announcement by the issuer or their agent of a distressed debt exchange;
c. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating. This would include:
i. the selective payment default on a specific class or currency of debt;
ii. the uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.
D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
The modifiers ‘+’ or ‘-’ may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (’AA+‘; ’AA’; ‘AA-’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.
Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.
RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.
RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.
RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.
RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.
RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.
RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate

April 30, 2026 | Prospectus  A-6

PIMCO Managed Accounts Trust

an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added ‘+’ to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
For the short-term rating category of ‘F1’, a ‘+’ may be appended. For VRs, the modifiers ‘+’ or ‘–‘ may be appended to a rating to denote relative status within categories from ‘aa’ to ‘ccc’. For Derivative Counterparty Ratings, the modifiers ‘+’ or ‘–’ may be appended to the ratings within ‘AA(dcr)’ to ‘CCC(dcr)’ categories.

A-7  Prospectus | PIMCO Managed Accounts Trust

INVESTMENT ADVISER AND ADMINISTRATOR
PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660
DISTRIBUTOR
PIMCO Investments LLC, 1633 Broadway, New York, NY 10019
CUSTODIAN
State Street Bank & Trust Co., 2323 Grand Boulevard, 5th Floor, Kansas City, MO 64108
TRANSFER AGENT
SS&C Global Investor & Distribution Solutions, Inc., 80 Lamberton Road, Windsor, CT 06095
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106
LEGAL COUNSEL
Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199

PIMCO Managed Accounts Trust
650 Newport Center Drive
Newport Beach, CA 92660
The Trust’s SAI, Form N-CSR and annual and semi-annual reports to shareholders include additional information about the Portfolios. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The SAI contains detailed information about Portfolio purchase, redemption and exchange options and procedures and other information about the Portfolios. The Portfolios' annual report discusses the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. In Form N-CSR, you will find the Portfolios' annual and semi-annual financial statements.
You may get free copies of any of these materials or request other information about the Portfolios by calling the Trust at 1-800-927-4648 or by writing to:
PIMCO Managed Accounts Trust
650 Newport Center Drive
Newport Beach, CA 92660
Reference the Trust’s Investment Company Act file number in your correspondence.
Daily updates on the NAV of a Portfolio may be obtained by calling 1-800-927-4648.
Paper copies of the Portfolios’ shareholder reports are required to be provided free of charge by the financial intermediary upon request. You may access reports and other information about the Trust on the EDGAR Database on the Commission’s website at www.sec.gov. You may get copies of additional information about the Trust, including its SAI, with payment of a duplication fee, by e-mailing your request to publicinfo@sec.gov. You can also visit our website at www.pimco.com/FISH for additional information about the Portfolios, including the SAI, Form N-CSR, the annual and semi-annual reports to shareholders, and other information such as Portfolio financial statements, which are available for download free of charge.
Investment Company Act File Number: 811-09721
FISH0001_043026

PIMCO Managed Accounts Trust
Statement of Additional Information
April 30, 2026
This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of PIMCO Managed Accounts Trust (the “Trust”) for Fixed Income SHares: Series C, Fixed Income SHares: Series M, Fixed Income SHares: Series R, Fixed Income SHares: Series TE and Fixed Income SHares: Series LD dated April 30, 2026 and as supplemented from time to time (the “Prospectus”). Through the Prospectus, the Trust offers five series of shares: Fixed Income SHares: Series C, Fixed Income SHares: Series M, Fixed Income SHares: Series R, Fixed Income SHares: Series TE and Fixed Income SHares: Series LD (each, a “Portfolio”).
Fixed Income SHares: Series C (“FISH: Series C”)	FXICX
Fixed Income SHares: Series M (“FISH: Series M”)	FXIMX
Fixed Income SHares: Series R (“FISH: Series R”)	FXIRX
Fixed Income SHares: Series TE (“FISH: Series TE”)	FXIEX
Fixed Income SHares: Series LD (“FISH: Series LD”)	FXIDX
Audited financial statements for FISH: Series C, FISH: Series M, FISH: Series R, FISH: Series TE and FISH: Series LD, for the fiscal year ended December 31, 2025, including notes thereto, and the report of PricewaterhouseCoopers LLP thereon are incorporated herein by reference from the Trust’s reports filed on Form N-CSR. The Trust’s Annual Report was filed electronically with the Securities and Exchange Commission (the “SEC”) on March 5, 2026. Copies of the Prospectus and Annual Report, which are incorporated by reference into (and are legally a part of) this Statement of Additional Information, may be obtained free of charge at the address and telephone number listed below or by visiting www.pimco.com/FISH.
Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”) is the investment adviser to the Portfolios.
Pacific Investment Management Company LLC
650 Newport Center Drive
Newport Beach, California 92660
1-800-927-4648

i

ii

iii

description OF The Trust
The Trust is an open-end management investment company that currently consists of five series. The Prospectus and this Statement of Additional Information offer shares of Fixed Income SHares: Series C (“FISH: Series C”), Fixed Income SHares: Series M (“FISH: Series M”), Fixed Income SHares: Series R (“FISH: Series R”), Fixed Income SHares: Series TE (“FISH: Series TE”) and Fixed Income SHares: Series LD (“FISH: Series LD,” and, together with FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series TE, the “Portfolios”). Each Portfolio is a diversified portfolio.
The Trust was organized as a Massachusetts business trust on November 3, 1999.
Effective June 26, 2009, the name of the Trust changed to Allianz Global Investors Managed Accounts Trust from Fixed Income SHares. Effective January 28, 2013, the name of the Trust changed to AllianzGI Managed Accounts Trust. Effective as of the close of business on September 5, 2014, the name of the Trust changed to PIMCO Managed Accounts Trust.
Effective as of the close of business on September 5, 2014, the Adviser replaced its affiliate Allianz Global Investors Fund Management LLC as the investment adviser and administrator to the Portfolios. In addition, PIMCO Investments LLC replaced Allianz Global Investors Distributors LLC as the distributor of the Portfolios.
Investment Objectives And Policies
In addition to the principal investment strategies and the principal risks of the Portfolios described in the Prospectus, each Portfolio may employ other investment practices and may be subject to additional risks which are described below. Because the following is a description of investment strategies and risk for all the Portfolios, certain strategies and/or risks described below may not apply to particular Portfolios. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, by the investment restrictions under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, a Portfolio may engage in each of the practices described below. However, the Portfolios are not required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Portfolios. Unless otherwise stated herein, all investment policies of a Portfolio may be changed by the Board of Trustees without shareholder approval. In addition, a Portfolio may be subject to restrictions on its ability to utilize certain investments or investment techniques. Unless otherwise stated herein, these additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.
Municipal Securities
Each Portfolio may invest in securities issued by states, territories, possessions, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states, territories, possessions and multi-state agencies or authorities. Municipal bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Specifically, California and New York Municipal Bonds generally are issued by or on behalf of the State of California and New York, respectively, and their political subdivisions and financing authorities, and local governments.
Municipal Securities.  Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered.
Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.
Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations. Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.
Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which FISH: Series TE may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.
Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations (“NRSROs”) represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.
The payment of principal and interest on most municipal securities purchased by FISH: Series TE will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.
There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings. Each state’s municipal securities may include, in addition to securities issued by the relevant state and its political subdivisions, agencies, authorities and instrumentalities, securities issued by the governments of Guam, Puerto Rico or the U.S. Virgin Islands. These

securities may be subject to different risks than municipal securities issued by the relevant state and its political subdivisions, agencies, authorities and instrumentalities.
FISH:  Series TE ordinarily purchases municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax). The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that the applicable taxing authority will agree with this opinion. In the event, for example, the Internal Revenue Service (“IRS”) determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of FISH: Series TE, you may be required to file an amended tax return as a result, reporting such income as taxable.
Municipal Bonds.  The municipal bonds that the Portfolios may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source or annual revenues. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). The Portfolios other than FISH: Series TE do not expect to be eligible to pass through to shareholders the tax-exempt character of interest earned on municipal bonds.
A Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.
Each Portfolio that may invest in municipal bonds may invest in pre-refunded municipal bonds. Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded municipal bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by a Portfolio is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. Pre-refunded and/or escrowed to maturity municipal bonds may bear an investment grade rating (for example, if re-rated by a rating service or, if not re-rated, determined by PIMCO to be of comparable quality) because they are backed by U.S. Treasury securities, Agency Securities or other investment grade securities. For the avoidance of any doubt, PIMCO’s determination of an issue’s credit rating will generally be used for compliance with a Portfolio’s investment parameters when an issue either loses its rating or is not re-rated upon pre-refunding. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Issuers of municipal bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investments in pre-refunded municipal bonds held by a Portfolio may subject the Portfolio to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if a Portfolio sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. To the extent permitted by the Securities and Exchange Commission and the IRS, a Portfolio’s investment in pre-refunded municipal bonds backed by U.S. Treasury and Agency securities in the manner described above, will, for purposes of diversification tests applicable to certain Portfolios, be considered an investment in the respective U.S. Treasury and Agency securities. Tax legislation in 2017 eliminated the tax exemption for advance refunding of municipal bonds on a go-forward basis.
Under the Internal Revenue Code of 1986, as amended (the “Code”), certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Certain Portfolios may invest in Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorized state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. State and local governments may receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors (or 45% in the case of Recovery Zone Economic Development Bonds). The state or local government issuer can elect to either take the federal subsidy or pass the 35% tax credit along to bondholders. A Portfolio’s investments in Build America Bonds will result in taxable income and the Portfolio may elect to pass through to shareholders the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Build America Bonds involve similar risks as Municipal Bonds, including credit and market risk. They are intended to assist state and local governments in financing capital projects at lower borrowing costs and are likely to attract a broader group of investors than tax-exempt Municipal Bonds. Although Build America Bonds were only authorized for issuance during 2009 and 2010, the program may have resulted in reduced issuance of tax-exempt Municipal Bonds during the same period.
The Build America Bond program expired on December 31, 2010, at which point no further issuance of new Build America Bonds was permitted. As of the date of this Statement of Additional Information, there is no indication that Congress will renew the program to permit issuance of new Build America Bonds.
Economic slowdowns and/or budgetary constraints could make municipal bonds more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal bond markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal bond investment opportunities. The value of municipal bonds may also be affected by uncertainties involving the taxation of municipal bonds or the rights of municipal bond holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal bonds are introduced before Congress from time to time. These legal uncertainties could affect the municipal bond market generally, certain specific segments of the market, or the relative credit quality of particular securities.
The Portfolios may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Portfolios may also sell municipal bonds due to changes in PIMCO’s evaluation of the issuer or cash needs resulting from redemption requests for Portfolio shares. The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Portfolios’ ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.
Additionally, municipal bonds rated below investment grade (i.e., high yield municipal bonds) may not be as liquid as higher-rated municipal bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a municipal bond and on a Portfolio’s ability to sell a municipal bond in response to changes or anticipated changes in economic conditions or to meet the Portfolio’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing a Portfolio’s portfolio. For more information on high yield securities please see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below.
Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.
The perceived increased likelihood of default among issuers of municipal bonds has resulted in constrained illiquidity, increased price volatility and credit downgrades of issuers of municipal bonds. Local and national market forces—such as declines in real estate prices and general business activity—may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain issuers of municipal bonds to repay their obligations. Certain issuers of municipal bonds have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal bonds to pay existing obligations. In addition, events have demonstrated that the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying municipal bonds. Adverse developments in the municipal bond market may negatively affect the value of all or a substantial portion of a portfolio’s holdings in municipal bonds.
Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Portfolios’ municipal bonds in the same manner.
In 2025, Congress considered potential reductions in federal funding to the states in a variety of ways, including but not limited to Medicaid funding, which could meaningfully increase costs for the impacted states. To the extent any state absorbs additional costs attributable to changes in federal funding, such changes may strain a state’s budget, divert state funding from other potential expenditures or lead to additional borrowing or financing, all of which could negatively impact the state's Municipal Bonds.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal bonds. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. It can be expected that similar proposals may be introduced in the future. As a result of any such future legislation, the availability of such municipal bonds for investment by the Portfolios and the value of such municipal bonds held by the Portfolios may be affected. In addition, it is possible that events occurring after the date of a municipal bond's issuance, or after a Portfolio's acquisition of such obligation, may result in a determination that the interest paid on that obligation is taxable, in certain cases retroactively.
Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Portfolio would hold the longer-term security, which could experience substantially more volatility.
Municipal Lease Obligations.  Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities (“municipal lease obligations”). A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government’s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain municipal lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. In deciding whether to purchase a lease obligation, the Portfolios will assess the financial condition of the borrower or obligor, the merits of the project, the level of public support for the project, other credit characteristics of the obligor, and the legislative history of lease financing in the state. Municipal lease obligations may be less readily marketable than other municipal securities.
Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

Municipal leases may also be subject to “abatement risk.” The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee’s use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee’s maintenance of reserve monies for lease payments. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.
The Portfolios may purchase unrated municipal lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Portfolio is permitted to invest. A Portfolio may also acquire illiquid municipal lease obligations, subject to regulatory limitations on investments in illiquid investments generally. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
Private Placements.  The Portfolios may seek to enhance their yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
Municipal Warrants.  The Portfolios may invest in municipal warrants, which are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The Portfolio may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.
Standby Bond Purchase Agreements.  The Portfolios may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Portfolio. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. A significant portion of insured municipal bonds that have been issued and are outstanding are insured by a small number of insurance companies. An event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the municipal bonds insured by that insurance company and on the municipal bond markets as a whole. Downgrades of certain insurance companies have negatively impacted the price of certain insured municipal bonds. Given the large number of potential claims against the insurers of municipal bonds, there is a risk that they will not be able to meet all future claims. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.
The Portfolios may invest in trust certificates issued in tender option bond programs. In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuance to purchase a fixed-rate municipal bond (“Fixed Rate Bond”) that either is owned or identified by a Portfolio. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to a Portfolio that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to a Portfolio bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate

Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from a Portfolio, the Portfolio may then invest the cash received in additional securities, generating leverage for the Portfolio. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which a Portfolio has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the Portfolios ratably in proportion to their participation in the TOB Trust.
The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.
A TOB Residual held by a Portfolio provides the Portfolio with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed-Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.
The TOB Trust may also be collapsed without the consent of a Portfolio, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Portfolios). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates. If there are insufficient proceeds from the liquidation of the TOB Trust, the party that would bear the losses would depend upon whether a Portfolio holds a non-recourse TOBs Residual or a recourse TOBs Residual. If a Portfolio holds a non-recourse TOBs Residual, the Liquidity Provider or holders of the TOBs Floaters would bear the losses on those securities and there would be no recourse to the Portfolio's assets. If a Portfolio holds a recourse TOBs Residual, the Portfolio (and, indirectly, holders of the Portfolio's Common Shares) would typically bear the losses. In particular, if a Portfolio holds a recourse TOBs Residual, it will typically have entered into an agreement pursuant to which a Portfolio would be required to pay to the Liquidity Provider the difference between the purchase price of any TOBs Floaters put to the Liquidity Provider by holders of the TOBs Floaters and the proceeds realized from the remarketing of those TOBs Floaters or the sale of the assets in the TOBs Issuer. A Portfolio may invest in both non-recourse and recourse TOBs Residuals to leverage its portfolio.
Each Portfolio’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to the Portfolio. The Portfolio typically invests the cash received in additional municipal bonds. The Portfolios may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust.
In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations.

Tender option bond programs generally are considered to be covered funds under the Volcker Rule, and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule’s compliance date, which was July 21, 2017. The Risk Retention Rules took effect in December 2016 and require the sponsor to a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Portfolios’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
The Portfolios have restructured their TOB Trusts in conformity with regulatory guidance. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.
Participation Interests.  The Portfolios may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Portfolio will invest only in such securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter. The Portfolios other than FISH: Series TE do not expect to be eligible to pass through to shareholders the tax-exempt character of interest earned on such securities.
Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
Custodial Receipts.  Each Portfolio may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds. In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.
The following summarizes information drawn from official statements, and other public documents available as of the date of this SAI relating to issues potentially affecting securities offerings of issuers domiciled in the states of California and New York. The following information regarding the states of California and New York and their local units of government is a summary and does not purport to explain, predict, or fully describe the complex factors, including both economic and political conditions, affecting the financial condition of and situation in the states and is based on information in publicly available documents. Neither the Portfolios nor PIMCO have independently verified the information.
California.  To the extent a Portfolio invests in municipal bonds issued by California issuers, it may be particularly affected by political, economic, regulatory, social, environmental, or public health developments affecting the ability of California tax-exempt issuers to pay interest or repay principal.
Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives as well as environmental events, natural disasters, pandemics, epidemics, or social unrest could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors that may impact issuers of California municipal bonds. The information is derived from sources that are generally available to investors, including but not limited to information promulgated by the State’s Department of Finance, the State’s Treasurer’s Office, and the Legislative Analyst’s Office. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. Such information has not been independently verified by a Portfolio, and a Portfolio assumes no responsibility for the completeness or accuracy of such information. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers are not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.
Certain debt obligations held by a Portfolio may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State’s General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the State government to pay for their operations and services, their ability to pay debt service on obligations held by a Portfolio may be impaired.
Certain tax-exempt securities in which a Portfolio may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.
California’s economy, the largest state economy in the United States, has major components in high technology, trade, entertainment, manufacturing, government, tourism, construction and services, and may be sensitive to economic factors affecting those industries.
Prolonged inflationary pressures and changing interest rates could also adversely affect California’s economy. It is not possible to predict the long-term economic environment as it relates to California. Additionally, California has faced an operating deficit in fiscal year 2025-2026, and it is projected that California will face an operating deficit in each subsequent fiscal year through 2029-2030.
A failure by California to meet its debt obligations could lead to a significant decline in the value, liquidity, and marketability of Portfolio investments.
The unemployment rate in California was 5.6% as of November 2025. The State’s unemployment rate was above the national average of 4.6% at that time.
The budget for fiscal year 2025-2026 (“2025-26 Enacted Budget”) was signed into law in June 2025. The 2024-25 Enacted Budget projects General Fund revenues and transfers to be approximately $215.7 billion (a decrease of 4.9% compared with revised estimates for fiscal year 2024-25). Against these revenues and transfers, the 2025-26 Enacted Budget provides for General Fund expenditures of approximately $228.4 billion (a decrease of 2.2% compared with revised estimates for fiscal year 2024-2025). The 2025-26 Enacted Budget sets aside reserves of $15.7 billion. The 2025-26 Enacted Budget includes a package of budgetary solutions to address an $11.8 billion budget deficit. In particular, the budget seeks to bridge the budget deficit through spending reductions totaling $2.8 billion, additional revenue sources and internal borrowing totaling $7.8 billion, and fund shifts totaling $1.2 billion.
The Governor released his proposed budget for fiscal year 2026-2027 in January 2026 (“2026-27 Governor’s Budget”). The 2026-27 Governor's Budget projects that General Fund revenues and transfers will be $227.4 billion and expenditures will be $248.3 billion.
Following the release of the 2026-27 Governor’s Budget, the Legislative Analyst's Office (“LAO”) released its report on the 2026-27 Governor’s Budget (“LAO Report”). The LAO Report notes that the 2026-2027 Governor’s Budget projected that it is roughly balanced, primarily attributing such projection to the 2026-2027 Governor’s Budget’s revenue estimates, which are considerably higher than the LAO’s estimates. The LAO Report notes that these higher revenue estimates are offset by higher spending. The LAO Report also notes that the 2026-2027 Governor’s Budget projects multi-year deficits, which the LAO believes indicate systemic issues regarding California’s financial stability.

Moody’s Ratings (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings, Inc. (“Fitch”) assign ratings to California’s long-term general obligation bonds, which represent their opinions as to the quality of the municipal bonds they rate. As of March 18, 2026, California’s general obligation bonds were assigned ratings of Aa2, AA- and AA by Moody’s, S&P and Fitch, respectively. The ratings agencies continue to monitor the State’s budget deliberations closely to determine whether to alter the ratings. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may affect the market price of the State municipal obligations in which a Portfolio invests.
The State is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources. Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.
Additionally, California is prone to natural disasters and climate events, including earthquakes, wildfires, mudslides, floods and droughts. Such events have periodically resulted in significant disruptions to the California economy and required substantial expenditures from the state government. California lies within an active geologic region that is subject to major seismic activity, which could result in increased frequency and severity of earthquakes. There can be no guarantee that future natural disasters and climate events will not have a significant detrimental effect on the State. The specific timing of natural disasters and climate events, and the severity of their impact on the State, is unpredictable and could be significant. The State is limited in its ability to mitigate the fiscal impact of natural disasters and climate events on the State budget, and there can be no assurance that current or any future measures to mitigate natural disasters will be effective.
New York. To the extent a Portfolio invests in municipal bonds issued by New York issuers, it may be particularly affected by political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York (as used in this section, the “State” or “New York”) and is derived from sources that are generally available to investors, including, but not limited to, the New York State Division of the Budget (“DOB”) and the New York City Office of Management and Budget. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. Such information has not been independently verified by a Portfolio, and a Portfolio assumes no responsibility for the completeness or accuracy of such information. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York City (as used in this section, the “City” or “New York City”) and State agencies, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.
Relative to other states, New York has for many years imposed a very high state and local tax burden on residents. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside of, or not locate within, New York. The economic and financial condition of the State also may be affected by various financial, social, economic, environmental, political, and geopolitical factors as well as natural disasters, epidemics, pandemics, and social unrest. For example, the securities industry is more central to New York’s economy than to the national economy. Therefore, any significant decline in stock market performance could adversely affect the State’s income and employment levels. Furthermore, such financial, social, economic, environmental, political, and geopolitical factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

The fiscal stability of New York is related to the fiscal stability of the State’s municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. In the event that New York City or any of its agencies or authorities suffers serious financial difficulty, then the ability of the State, New York City, and the State’s political subdivisions, agencies and authorities to obtain financing in the public credit markets, and the market price of outstanding New York tax-exempt securities, may be adversely affected.
State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the Federal government may create budget gaps for the State. Moreover, even an ostensibly balanced budget may still contain several financial risks. These risks include the impact of broad economic factors, additional spending needs, revenues that may not materialize and proposals to reduce spending or raise revenues that have been previously rejected by the Legislature. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact such proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities may issue bonds and notes within the amounts and restrictions set forth in their respective legislative authorization.
Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels; charges for electric power, electric and gas utility services; rentals charged for housing units and charges for occupancy at medical care facilities. Since the State has no actual or contingent liability for the payment of this type of public authority indebtedness, it is not classified as either State-supported debt or State-related debt. Some authorities, however, receive monies from State appropriations to pay for the operating costs of certain programs. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities, in order to secure the payment of debt service on their revenue bonds and notes. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted, the affected localities could seek additional State assistance.
Over the near and long term, New York and New York City may face economic problems. New York City accounts for a large portion of the State’s population and personal income, and New York City’s financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.
Prolonged inflationary pressures and changing interest rates could also adversely affect New York’s economy. It is not possible to predict the long-term economic environment as it relates to New York.
The budget for fiscal year 2025-26 was signed into law in May 2025, and in October 2025, a mid-year update revised financial projections for fiscal year 2025-26. The mid-year update estimated that General Fund receipts were expected to total $117.7 billion in fiscal year 2025-26, a decrease of $1.6 billion from fiscal year 2024-2025. General Fund disbursements, including transfers to other funds, were expected to total $126.5 billion in fiscal year 2024-25, an increase of approximately $17.8 billion from fiscal year 2025-2026. Due to these and other revisions, DOB estimated that the General Fund would end fiscal year 2025-26 with a balance of $48.1 billion due to the projected opening General Fund balance of approximately $57.9 billion.
In January 2026, the Governor introduced the Proposed Executive Budget Financial Plan for fiscal year 2027(“2026-27 Governor’s Budget”). The 2026-27 Governor’s Budget projects $121.9 billion in General Fund receipts, an annual increase of $521 million from estimates for fiscal year 2026. These receipts are expected to consist of $34.7 billion in personal income tax revenues (an increase of $2.1 billion from fiscal year 2026), $10.9 billion in consumption/use tax receipts (an increase of $292 million from fiscal year 2026), and a $789 million decrease in business tax receipts. Against these revenues, the 2026-27 Governor’s Budget calls for $126.8 billion in General Fund expenditures, leaning on the opening fund balance.

New York is prone to natural disasters and climate events, including hurricanes. Such events have, in the past, resulted in significant disruptions to the New York economy and required substantial expenditures from the state government.
The State’s economy continues to face significant risks, including, but not limited to, the effects of: national and international events; climate change, extreme weather events and other natural disasters; pandemics; instability in the Euro Zone and eastern Europe; major terrorist events; hostilities or war; social unrest; population shifts; changes in international trade policies, consumer confidence, oil supplies and oil prices; cyber security attacks; Federal statutory and regulatory changes concerning financial sector activities; changes concerning financial sector bonus payouts; and shifts in monetary policy affecting interest rates and the financial markets.
New York’s unemployment rate was 4.5% as of November 2025. The State’s unemployment rate was below the national average of 4.6% at that time.
New York City is the largest city in the U.S., and has a complex, varied and aging infrastructure and is also subject to many of the risks facing the State of New York. New York City’s general debt limit, as provided in the New York State Constitution, is 10 percent of the five-year rolling average of the full value of taxable City real property. New York City’s general obligation debt outstanding was $46.7 billion as of June 30, 2025. After including contract and other liability and adjusting for appropriations, the City’s indebtedness that is counted toward the debt limit was $44.4 billion below the City’s debt-incurring limit as of July 1, 2025. The City is projected to have remaining debt-incurring capacity of $37.4 billion on July 1, 2026, $32.1 billion on July 1, 2027, and $26.9 billion on July 1, 2028.
In addition to general obligation bonds, the City maintains several additional credits, including bonds issued by the New York City Transitional Finance Authority (“NYCTFA”) and Tobacco Settlement Asset Securitization Corporation (“TSASC”). At the end of fiscal year 2025, NYCTFA debt backed by personal income tax revenues accounted for approximately $55.6 billion of debt. In July 2009, the State Legislature granted NYCTFA the authority to issue additional debt up to $13.5 billion for general capital purposes. The City exhausted the $13.5 billion bonding limit in fiscal year 2007. In July 2009, the State Legislature authorized NYCTFA to issue debt beyond the $13.5 billion limit. However, this additional borrowing is subject to the City’s general debt limit. Thus, additional borrowing above the $13.5 billion limit is secured by personal income tax revenues and counted under the City’s general debt limit. In April 2024, the State Legislature granted NYCTFA the authority to increase the total amount of outstanding NYCTFA bonds backed by tax revenues above the City’s general debt limit to $21.5 billion beginning on July 1, 2024, and, in connection with fiscal year 2026 budget legislation, $30.5 billion on July 1, 2025. Starting July 1, 2024, these revised thresholds are considered when calculating New York City’s indebtedness within the debt limit. In addition to this capacity, the NYCTFA is authorized to issue up to $9.4 billion of Building Aid Revenue Bonds (BARBs) for education purposes. As of the end of fiscal year 2025, approximately $7.5 billion of these bonds were outstanding. Debt service for these bonds is supported by building aid payments the City receives from the State. At the end of fiscal year 2025, TSASC debt totaled approximately $909 million.
As of March 18, 2026, New York State’s general obligation bonds are rated AA+, Aa1, and AA+ by S&P, Moody’s and Fitch, respectively. As of March 18, 2026, New York City’s general obligation debt was rated AA, Aa2, and AA by S&P, Moody’s, and Fitch, respectively. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Portfolio invests.
Puerto Rico. Each Portfolio investing in municipal securities issued by Puerto Rico may be particularly affected by political, economic, environmental, social, regulatory or restructuring developments affecting the ability of Puerto Rican municipal issuers to pay interest or repay principal. As a result of the ongoing financial challenges faced by Puerto Rico, the Commonwealth’s economic circumstances may change negatively and more rapidly than usual, and the Commonwealth may be less able to maintain up-to-date information for the public.
Beginning in 2006, the Commonwealth began to face significant budget shortfalls and endured continuous economic decline through 2018. On June 30, 2016, the Puerto Rico Oversight, Management, and Economic Stability

Act (“PROMESA”) was signed into law by President Obama. PROMESA established a federally-appointed oversight board (the “Oversight Board”) to oversee the Commonwealth’s financial operations and allows the Commonwealth and its instrumentalities, with approval of the Oversight Board, to file cases to restructure debt and other obligations in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. Title III petitions were filed for, among others, the Commonwealth, the Puerto Rico Sales Tax Financing Corporation, and the Puerto Rico Electric Power Authority, three of the largest issuers of Commonwealth debt. The Oversight Board is required by law to remain in place until, based on audited financials, four consecutive fiscal years have ended with balanced operations and Puerto Rico has demonstrated affordable market access to short-term and long-term credit markets at reasonable interest rates.
The Commonwealth was in bankruptcy proceedings for approximately seven years. However, in the first quarter of 2022, the central government of Puerto Rico executed a debt exchange and exited bankruptcy, which impacted a majority of Puerto Rico’s outstanding debt. A debt adjustment plan (the “Plan”) was approved by Puerto Rico’s bankruptcy court in January 2022, and the debt exchange became effective in March 2022. Puerto Rico’s direct debt obligations were reduced from $34.3 billion to $7.4 billion, and its annual debt service was reduced from $4.2 billion to $1.15 billion.
The Plan requires that Puerto Rico adopt debt management policies in order to ensure that debt service does not become unmanageable. The policies dictate, among other things, that debt proceeds may only be used to fund capital projects and that debt to cover deficits will no longer be acceptable. Future debt refundings are required to result in cash flow savings each fiscal year and may not raise principal. Additionally, new debt is required to begin amortizing within two years and may not have a maturity greater than 30 years.
The Plan has substantially reduced the outstanding debt obligations of Puerto Rico and certain of its instrumentalities, but there can be no assurances that Puerto Rico will be able to negotiate settlements with respect to its remaining outstanding debt and Title III proceedings. In addition, the composition of the Oversight Board has changed significantly in recent years, and there can be no guarantee that the members of the Oversight Board will approve future restructuring agreements with other creditors.
The budget process will continue to require the Oversight Board, the governor of Puerto Rico, and Puerto Rico’s Legislative Assembly to develop a budget that complies with the fiscal plan developed by the Oversight Board and the governor of Puerto Rico.
The budget for fiscal year 2025-26 (“2025-26 Enacted Budget”) was adopted in June 2025. The 2025-26 Enacted Budget forecasted total General Fund tax revenues of approximately $103.9 billion, which represents an increase of $4.3 billion from fiscal year 2024-25. The 2025-26 Enacted Budget projected personal income tax revenues of approximately $72.6 billion (an increase of $3.7 billion from fiscal year 2024-25) and consumption and use tax revenues of approximately $18.7 billion (an increase of $389 million from fiscal year 2024-25). The 2025-26 Enacted Budget also projected that business tax receipts are expected to remain practically constant. Against these revenues, the 2025-26 Enacted Budget provides for approximately $125.5 billion in General Fund expenditures, which represents an increase of $15.5 billion from fiscal year 2024-25 due primarily to increased funding for Foundation Aid, Medicaid and extraordinary transfers to the Federal Unemployment Account. The 2025-26 Enacted Budget projects that the closing balance of the General Fund at the end of fiscal year 2025-26 will be approximately $44.9 billion, nearly $12 billion below the 2024-2025 closing balance.
On June 27, 2025, the budget for fiscal year 2026 was certified. The fiscal year 2026 budget provides for General Fund expenditures of approximately $13.1 billion. General Fund allocations in the fiscal year 2026 budget to education and health care were approximately $1.6 billion and $3.0 billion, respectively.
The Commonwealth’s budget is impacted by extensive unfunded pension obligations related to its retirement systems, which include the Employees Retirement System, the Teachers Retirement System, and the Judiciary Retirement System. The Commonwealth’s pension systems operate on a “pay-as-you-go” basis, and the General Fund has assumed any payments that the pension systems could not make. As a result, the Commonwealth may have fewer resources for other priorities, including payments on its outstanding debt obligations. Alternatively, the Commonwealth may be forced to raise revenue or issue additional debt. Either outcome could increase pressure on the Commonwealth’s budget, which could have an adverse impact on a Portfolio’s investments in Puerto Rico.

Investors should be aware that Puerto Rico relies heavily on transfers from the federal government related to specific programs and activities in the Commonwealth. These transfers include, among others, entitlements for previously performed services, or those resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare and U.S. Civil Service retirement pensions, as well as grants such as Nutritional Assistance Program grants and Pell Grant scholarships for higher education. There is considerable uncertainty about which federal policy changes may be enacted in the coming years and the economic impact of those changes. Due to the Commonwealth’s dependence on federal transfers, any actions that reduce or alter these transfers may cause increased fiscal stress in Puerto Rico, which may have a negative impact on the value of the Commonwealth’s municipal securities.
There can be no assurances that the Commonwealth will not continue to face severe fiscal stress or that such circumstances will not become even more difficult in the future. Furthermore, there can be no guarantee that future developments will not have a materially adverse impact on the Commonwealth’s finances. Any further deterioration in the Commonwealth’s financial condition may have a negative effect on the payment of principal and interest, the marketability, liquidity or value of the securities issued by the Commonwealth, which could reduce the performance of a Portfolio.
Since PROMESA was enacted, there have been various legal proceedings initiated by creditors of Puerto Rico and other constituencies. These groups asserted a number of complex legal claims that questioned the efficacy and validity of PROMESA, calling into question the validity of Oversight Board appointments. The U.S. Supreme Court ultimately decided that the appointment of the members to the Oversight Board was valid. In addition, certain Title III proceedings remain ongoing and certain Plans of Adjustment remain subject to judicial attack. The Commonwealth, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the Commonwealth might require the Commonwealth to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the Commonwealth to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a Portfolio’s investments.
In September 2017, two successive hurricanes — Irma and Maria — caused severe damage to Puerto Rico. The Commonwealth’s infrastructure was severely damaged by high winds and substantial flooding, including damage to the Commonwealth’s water, power, and telecommunications infrastructure, and resulted in more than 1 million people losing power. In late December 2019 and January 2020, a series of earthquakes, including a magnitude 6.4 earthquake—the strongest to hit the island in more than a century—caused extensive damage. The aftershocks from these earthquakes may continue for years, and it is not currently possible to predict the extent of the damage that could arise from any aftershocks. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate. There can be no assurances that future catastrophic weather events or natural disasters will not cause similar damage or that Puerto Rico will receive the necessary aid to rebuild from the damage caused by such catastrophic weather events or natural disasters.
A large portion of Puerto Rico's debt has now been restructured. To the extent this debt restructuring effort has a negative impact on the liquidity or value of Puerto Rican municipal securities, a Portfolio's investments and its performance may be adversely affected. Puerto Rico's restructured general obligation debt is not currently rated by Moody's, S&P, or Fitch.
Mortgage-Related and Other Asset-Backed Securities
The Portfolios may invest in mortgage-related securities, and in other asset-backed securities (“ABS”) (whether or not related to mortgage loans) that are offered to investors currently or in the future. FISH: Series M will ordinarily invest a substantial amount of its assets in these securities and may invest without limit in these securities. FISH: Series C and FISH: Series LD may also invest without limit in these securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Such mortgage loans may include non-performing loans, which are loans considered in default or close to default, and reperforming loans (“RPLs”), which are loans that have previously been delinquent but are current at the time securitized. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or ABS in which the Portfolios invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Portfolio to utilize these instruments successfully may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. See “Mortgage Pass-Through Securities” below. The Portfolios may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”), and in other types of mortgage-related and ABS. The Portfolios may invest in any level of the capital structure of an issuer of mortgage-backed or ABS, including the equity or “first loss” tranche.
Through investments in mortgage-related securities, including those that are issued by private issuers, the Portfolios may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called “special purpose vehicles” or “SPVs”) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.
The financial downturn of the late 2000s adversely affected the market for mortgage-related securities. The downturn saw dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. Between 2008 and 2009, the market for mortgage-related securities (and other ABS) was particularly adversely impacted by, among other factors, the failure of certain large financial institutions and the events leading to the conservatorship and the control by the U.S. Government of FNMA and FHLMC, as described below. These events, coupled with the general economic downturn, resulted in a substantial level of uncertainty in the financial markets, particularly with respect to mortgage-related investments. There is no assurance that the U.S. Government would take similar or further action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that a Portfolio could realize losses on mortgage-related securities.
Mortgage Pass-Through Securities.  Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Adjustable rate mortgage-related and other ABS are also subject to some interest rate risk. For example, because interest rates on most adjustable rate mortgage- and other ABS only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the market value of these securities, including declines in value as interest rates rise. In addition, to the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States has experienced in the past, and could experience in the future, difficulties that may adversely affect the performance and market value of certain of the Portfolio’s mortgage-related investments. Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods. A decline in or flattening of housing values may exacerbate such delinquencies and losses on residential mortgages. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. As a result of the 2008 financial crisis, a number of residential mortgage loan originators experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements caused limited liquidity in the secondary market for certain mortgage-related securities, which adversely affected the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could recur or worsen in the future.
Agency Mortgage-Related Securities.  The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).
Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“Fannie Mae” or “FNMA”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.
FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.
FNMA and FHLMC also securitize RPLs. For example, in FNMA’s case, the RPLs are single-family, fixed rate RPLs that generally were previously placed in a mortgage-backed securities trust guaranteed by FNMA, purchased from the trust by FNMA and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e., performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, FNMA follows certain criteria related to length of time the loan has been performing, the type of loan (single-family, fixed rate), and the status of the loan as first lien, among other things. FNMA may include different loan structures and modification programs in the future.
Since September 6, 2008, FNMA and FHLMC have operated under a conservatorship administered by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.
In connection with the conservatorship, the United States Department of the Treasury (the “U.S. Treasury”) entered into a Senior Preferred Stock Purchase Agreement to provide additional financing to FNMA and FHLMC.
FNMA and FHLMC continue to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the

Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.
FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.
In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.
Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
FHFA and the White House have made public statements regarding plans to consider ending the conservatorships of FNMA and FHLMC. In the event that FNMA and FHLMC are taken out of conservatorship, it is unclear how the capital structure of FNMA and FHLMC would be constructed and what effects, if any, there may be on FNMA’s and FHLMC’s creditworthiness and guarantees of certain mortgage-backed securities. It is also unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock Programs. Should FNMA’s and FHLMC’s conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to a Portfolio.
FNMA and FHLMC have entered into a joint initiative to develop and operate a common securitization platform for the issuance of a uniform mortgage-backed security (“UMBS”) (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing a uniform mortgage-backed security in place of their current offerings of to-be-announced (“TBA”)-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Government-Sponsored Enterprise (“GSE”) Credit Risk Transfer Securities and GSE Credit-Linked Notes.   GSE credit risk transfer securities are notes issued directly by a GSE, such as FNMA or FHLMC, and GSE credit-linked notes are notes issued by a special purpose vehicle (“SPV”) sponsored by a GSE. Investors in these notes provide credit protection for the applicable GSE’s mortgage-related securities guarantee obligations. In this regard, a noteholder receives compensation for providing credit protection to the GSE and, when a specified level of losses on the relevant mortgage loans occurs, the principal balance and certain payments owed to the noteholder may be reduced. In addition, noteholders may receive a return of principal prior to the stated maturity date reflecting prepayment on the underlying mortgage loans and in any other circumstances that may be set forth in the applicable loan agreement. The notes may be issued in different tranches representing the issuance of different levels of credit risk protection to the GSE on the underlying mortgage loans and the notes are not secured by the reference mortgage loans.
GSE Credit Risk Transfer Securities Structure. In this structure, the GSE receives the note sale proceeds. The GSE pays noteholders monthly interest payments and a return of principal on the stated maturity date based on the initial investment amount, as reduced by any covered losses on the reference mortgage loans.
GSE Credit-Linked Notes Structure. In this structure, the SPV receives the note sale proceeds and the SPV’s obligations to the noteholder are collateralized by the note sale proceeds. The SPV invests the proceeds in cash or other short-term assets. The SPV also enters into a credit protection agreement with the GSE pursuant to which the GSE pays the SPV monthly premium payments and the SPV compensates the GSE for covered losses on the reference mortgage loans. The SPV pays noteholders monthly interest payments based on the premium payments paid by the GSE and the performance on the invested note sale proceeds. The noteholders also receive a return of principal on a stated maturity date based on the initial investment amount, as reduced by any covered losses on the reference mortgage loans paid by the SPV or the GSE.
Risks Related to GSE Credit Risk Transfer Securities and GSE Credit-Linked Notes. GSE credit risk transfer securities are general obligations issued by a GSE and are unguaranteed and unsecured. GSE credit-linked notes are similar, except that the notes are issued by an SPV, rather than by a GSE, and the obligations of the SPV are collateralized by the note proceeds as invested by the SPV, which are invested in cash or short-term securities. Although both GSE credit risk transfer securities and GSE credit-linked notes are unguaranteed, obligations of an SPV are also not backstopped by the Department of Treasury or an obligation of a GSE.
The risks associated with these investments are different than the risks associated with an investment in mortgage-backed securities issued by GSEs or a private issuer. If a GSE fails to pay principal or interest on its credit risk transfers or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfers will have no direct recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to noteholders. As a result, there can be no assurance that losses will not occur on an investment in GSE credit risk transfer securities or GSE credit-linked notes and Portfolios investing in these instruments may be exposed to the risk of loss on their investment. In addition, these investments are subject to prepayment risk.
In the case of GSE credit-linked notes, if a GSE fails to make a premium or other required payment to the SPV, the SPV may be unable to pay a noteholder the entire amount of interest or principal payable to the noteholder. In the event of a default on the obligations to noteholders, the SPV’s principal and interest payment obligations to noteholders will be subordinated to the SPV’s credit protection payment obligations to the GSE. Payment of such amounts to noteholders depends on the cash available in the trust from the loan proceeds and the GSE’s premium payments.
Any income earned by the SPV on investments of loan proceeds is expected to be less than the interest payment amounts to be paid to noteholders of the GSE credit-linked notes and interest payments to noteholders will be reduced if the GSE fails to make premium payments to the SPV. An SPV’s investment of loan proceeds may also be concentrated in the securities of a few number of issuers. A noteholder bears any investment losses on the allocable portion of the loan proceeds.
An SPV that issues GSE credit-linked notes may fall within the definition of a “commodity pool” under the Commodity Exchange Act. Certain GSEs are not registered as commodity pool operators in reliance on Commodity Futures Trading Commission (“CFTC”) no-action relief, subject to certain conditions similar to those under CFTC

Rule 4.13(a)(3), with respect to the operation of the SPV. If the GSE or SPV fails to comply with such conditions, noteholders that are investment vehicles, such as the Portfolios (as applicable), may become ineligible to claim an exclusion from CFTC regulation, to the extent they are currently eligible to claim the exclusion. These Portfolios may consider steps in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation, which could cause such a Portfolio to incur increased costs.
Privately Issued Mortgage-Related (Non-Agency) Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Privately issued mortgage-related securities, such as privately-held or non-traded REITs, may bear higher fees than publicly-traded REITs.
However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Portfolios’ investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Portfolio’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Portfolios may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Portfolio) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Portfolio) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms. To the extent third party entities involved with privately issued mortgage-related securities are involved in litigation relating to the securities, actions may be taken that are adverse to the interests of holders of the mortgage-related securities, including the Portfolio. For example, third parties may seek to withhold proceeds due to holders of the mortgage-related securities, including the Portfolio, to cover legal or related costs. Any such action could result in losses to the Portfolio.
Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to a Portfolio’s industry concentration restrictions, set forth under “Investment Restrictions” by virtue of the exclusion from that test available to all U.S. Government securities. The assets underlying privately-issued mortgage-related securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
The Adviser seeks to manage the portion of any Portfolio’s assets committed to privately issued mortgage-related securities in a manner consistent with the Portfolio’s investment objective, policies and overall portfolio risk profile. In determining whether and how much to invest in privately issued mortgage-related securities, and how to allocate those assets, the Adviser will consider a number of factors. These include, but are not limited to: (1) the nature of the borrowers (e.g., residential vs. commercial); (2) the collateral loan type (e.g., for residential: First Lien - Jumbo/Prime, First Lien - Alt-A, First Lien - Subprime, First Lien - Pay-Option or Second Lien; for commercial: Conduit, Large Loan or Single Asset / Single Borrower); and (3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause privately issued mortgage-related securities to have differing primary economic characteristics and distinguishable risk factors and performance characteristics.
Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FNMA or FHLMC, and their income streams.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including prepayments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates

(“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-backed securities or ABS.
CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Portfolio, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Portfolio’s diversification tests. As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Portfolios may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Portfolio’s investment objectives and policies, the Adviser may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches.
FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.
If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.
Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.
Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or ABS.
Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U. S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is GNMA.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. The loans may react differently than traditional home loans to market events in light of differences in the ways reverse mortgages are structured and qualifying requirements, among other reasons. Additionally, there can be no assurance that service providers to reverse mortgage trusts (“RMTs”) will diligently and appropriately execute their duties with respect to servicing such trusts. As a result, investors (which may include the Portfolios) in notes issued by RMTs may be deprived of payments to which they are entitled. This could result in losses to the Portfolios. Investors, including the Portfolios, may determine to pursue negotiations or legal claims or otherwise seek compensation from RMT service providers in certain instances. This may involve the Portfolios incurring costs and expenses associated with such actions.
CMO Residuals.  CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of SMBS. See “Stripped Mortgage-Backed Securities” below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to SMBS, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.

Adjustable Rate Mortgage-Backed Securities.  Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Portfolio, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Stripped Mortgage-Backed Securities.  SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
Payment In-Kind Securities.  Payment in-kind securities (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.
Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations.   The Portfolios may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of ABS. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.
For CBOs, CLOs and other CDOs, the cash flows from the trust are split into portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from any defaults from the bonds or loans in the trust, although more senior tranches may also bear losses. Since it is partially protected from defaults, a senior tranche from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CBO, CLO or other CDO vary depending on the type of the collateral securities and the class of the instrument in which a Portfolio invests, among other factors. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk, and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the performance of a structure or the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets; (iv) the price of a structured finance investment, if required to be sold, may also be subject to certain market and liquidity risks for securities of its type at the time of sale; (v) if the particular structured product is invested in a security in which a Portfolio is also invested, this would tend to increase a Portfolio’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis; (vi) the assets collateralizing any CDO may have more correlated performance than expected at the time of structuring such CDO and therefore may perform worse than projected in a default scenario; (vii) the risk that a Portfolio may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; (viii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; (ix) the investment return achieved by the Portfolio could be significantly different than those predicted by financial models; (x) the lack of a readily available secondary market for CDOs; (xi) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (xii) the CDO’s manager may perform poorly.
Other Asset-Backed Securities.  Other ABS (unrelated to mortgage loans) may be purchased by the Portfolios. ABS are bonds backed by pools of loans or other receivables. The credit quality of an ABS transaction depends on the performance of the underlying assets. ABS are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, syndicated bank loans, peer-to-peer loans and litigation finance loans. These loans or other receivables are subject to risks of prepayment, delinquency and default similar to those present in mortgage loans. Consumer loans may be backed by collateral (as in automobile loans) or they may be unsecured. Moreover, Congress, regulators such as the Consumer Financial Protection Bureau and the individual states may further regulate the consumer credit industry in ways that make it more difficult for servicers of such loans to collect payments on such loans, resulting in reduced collections. Changes to federal or state bankruptcy or debtor relief laws may also impede collection efforts or alter timing and amount of collections. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.
Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Additionally, the value of ABS is subject to risks associated with the servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment. Several types of ABS are offered to investors, including Certificates for Automobile Receivablessm (“CARSsm”). CARSsm represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSsm are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSsm may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.
Consistent with a Portfolio’s investment objective and policies, the Portfolio also may invest in other types of ABS. Other ABS may be collateralized by the fees earned by service providers. The value of ABS may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.
Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of ABS. Any such action would likely adversely impact the value of such securities.
Inflation-Indexed Bonds
The Portfolios may invest in inflation-indexed bonds. FISH: Series R may invest a substantial portion of its assets in these securities. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Portfolio may also invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign (non-U.S.) government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign (non-U.S.) inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign (non-U.S.) country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Bank Obligations
Bank obligations in which the Portfolios may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio may limit investments in fixed time deposits which: (1) are not subject to prepayment; or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits). Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.
U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Portfolios and issuers in which they invest. For example, if a bank at which a Portfolio or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Portfolio or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.
Issuers in which a Portfolio may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which a Portfolio invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Portfolios and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on a Portfolio and issuers in which it invests.
Subject to each Portfolio’s limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, as described in the “Investment Restrictions” section below, there is no additional limitation on the amount of a Portfolio’s assets, other than those of FISH: Series TE, which may be invested in obligations of foreign banks which meet the conditions set forth herein.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding or other taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.
Bank Capital Securities
Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of common and non-cumulative preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred securities, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date. Subject to certain regulatory requirements, both Tier I and Tier II securities may include trust preferred securities. As a general matter, trust preferred securities are being phased out as Tier I and Tier II capital of banking organizations unless they qualify for grandfather treatment.
Loans and Other Indebtedness, Loan Participations and Assignments
Each Portfolio may purchase indebtedness and participations in commercial loans, as well as interests and/or servicing or similar rights in such loans. Such instruments may be secured or unsecured and may be newly-originated (and may be specifically designed for a Portfolio). Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public whereas indebtedness may not be a security and may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Portfolio may participate in such syndications, or can buy part or all of a loan. When purchasing indebtedness and loan participations, a Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations that a Portfolio may acquire may not be rated by any nationally recognized rating service.
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. This may subject the Portfolio to delays, expenses and risks that are greater than those that would be involved if the Portfolio could enforce its rights directly against the corporate borrower. Also, in the event of the insolvency of the lender or interposed bank or other financial intermediary who sold the participation interest to the Portfolio, the Portfolio may not have any exclusive or senior claim with respect to the lender’s interest in the corporate loan, or in any collateral securing the corporate loan. If the Portfolio has purchased the whole loan, the Portfolio would generally assume all of the rights of the lender in a commercial loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. This may subject the Portfolio to delays, expenses and risks that are greater than those that would be involved if the Portfolio could enforce its rights directly against the corporate borrower. Also, in the event of the insolvency of the lender or interposed bank or other financial intermediary who sold the participation interest to the Portfolio, the Portfolio may not have any exclusive or senior claim with respect to the lender’s interest in the corporate loan, or in any collateral securing the corporate loan.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Portfolio were determined to be subject to the claims of the agent bank’s general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio’s share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. In the event of the bankruptcy of a borrower, a Portfolio could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan.
The Portfolios may acquire loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when acquiring indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount of the instrument acquired. The Portfolios may make purchases of indebtedness and loan participations to achieve income and/or capital appreciation. Because the Portfolio establishes a direct contractual relationship with the lender or participant, the Portfolio is subject to the credit risk of the lender or participant in addition to the usual credit risk of the corporate borrower and any agent bank. Under normal market conditions, loan participations that sell at a discount to the secondary loan price may indicate the borrower has credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are not resolved, loan participations may not appreciate in value.
In addition, in the event of the insolvency of the lender selling a participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and borrower. A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Portfolio would be entitled or extend the time for payment. A court could subordinate the Portfolio’s rights to the rights of other creditors of the borrower under applicable law. Various laws enacted for the protection of borrowers may apply to loans, and a bankruptcy proceeding against a borrower could delay or limit the ability of the a Portfolio to collect principal and interest payments on such loans.
Each Portfolio limits the amount of its total assets that it will invest in any one issuer and each Portfolio limits the amount of its total assets that it will invest in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Portfolio generally will treat the corporate borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, the Portfolio will treat both the lending bank or other lending institution and the corporate borrower as “issuers” for purposes of a Portfolio’s policy with respect to diversification under Fundamental Investment Restriction 2 below in accordance with written guidance from the Staff of the SEC. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary even if the underlying borrowers represent many different companies.

Loans and other types of direct indebtedness (which a Portfolio may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. A secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value on sale of a corporate loan. In connection with certain loan transactions, transaction costs that are borne by a Portfolio may include the expenses of third parties that are retained to assist with reviewing and conducting diligence, negotiating, structuring and servicing a loan transaction, and/or providing other services in connection therewith. Furthermore, a Portfolio may incur such costs in connection with loan transactions that are pursued by a Portfolio but not ultimately consummated (so-called “broken deal costs”). In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. Acquisitions of loan participations are considered to be debt obligations for purposes of the Portfolios’ investment restriction relating to the lending of funds or assets by a Portfolio.
Acquisitions of loans through a purchase of a loan or a direct assignment of a financial institution’s interests with respect to the loan may involve additional risks to the Portfolios. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. For example, if a loan is foreclosed, a Portfolio could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolios rely on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolios.
The Portfolios may make, participate in or acquire debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, a Portfolio’s only recourse will be against the property securing the DIP financing.
A Portfolio may invest in loans used to finance the cost of construction, acquisition, development, and/or rehabilitation of a property, including, but not limited to, development of single-family for-sale homes, multi-family rentals and/or commercial facilities. Such construction lending may expose a Portfolio to increased risk of non-payment and loss because the loan is not backed by a finished project. Such risk may depend on the nature of the construction and the relevant counterparty or counterparties, which may include, but not be limited to, homebuilders, private developers and/or entities with limited capital. Repayment of these types of loans may depend on the borrower’s ability to secure permanent “take-out” financing, which requires the successful completion of the project, or operation of the property with an income stream sufficient to meet operating and loan expenses. In addition, these types of loans are subject to the risk of errors in estimations of the property’s value at completion of construction and the estimated cost of construction, as well as the risk that the projects may not be completed and have limited liquidity.
A Portfolio may obtain exposure to loans made to private investment vehicles, including private funds that are not registered under the 1940 Act. Such loans may be for various purposes, including but not limited to, subscription line or “sub-line” credit facilities secured by the uncalled capital commitments of such private investment vehicles’ investors. Although such capital commitments are typically subject to legally binding agreements, there can be no assurance that the investors will meet their funding obligations when called. As a result, a Portfolio may be subject to the risk of delay or default in repayment of the loan, which could negatively impact a Portfolio’s performance.

Additionally, a Portfolio may face liquidity risks if the private investment vehicle is unable to draw on capital commitments in a timely manner. Various state licensing requirements could apply to a Portfolio with respect to the origination, acquisition, holding, servicing, foreclosure and/or disposition of loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Portfolio or PIMCO operates or has offices. In states in which it is licensed, a Portfolio or PIMCO will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Portfolio’s or PIMCO’s ability to take certain actions to protect the value of its investments in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of a Portfolio’s or PIMCO’s license, which in turn could require the Portfolio to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which a Portfolio invests that hold similar assets, as well as any origination company or servicer in which a Portfolio owns an interest. Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent a Portfolio seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Portfolio will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, a Portfolio may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Portfolio and its holdings.
Loans
To the extent a Portfolio invests in loans, including bank loans, a Portfolio may be subject to greater levels of credit risk, call (or “prepayment”) risk, settlement risk and liquidity risk, than funds that do not invest in such securities. These instruments are considered predominantly speculative by rating agencies with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce a Portfolio’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate, and a loan may lose significant market value before a default occurs. A Portfolio may also be subject to greater levels of liquidity risk than funds that do not invest in loans. In addition, the loans in which a Portfolio invests may not be listed on any exchange and a secondary market for such loans may be comparatively less liquid relative to markets for other more liquid fixed-income securities. Consequently, transactions in loans may involve greater costs than transactions in more actively traded securities. In connection with certain loan transactions, transaction costs that are borne by a Portfolio may include the expenses of third parties that are retained to assist with reviewing and conducting diligence, negotiating, structuring and servicing a loan transaction, and/or providing other services in connection therewith. Furthermore, a Portfolio may incur such costs in connection with loan transactions that are pursued by the Portfolio but not ultimately consummated (so-called “broken deal costs”). Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make loans difficult to value accurately or sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Portfolio being unable to realize full value for the loans and/or may result in a Portfolio not receiving the proceeds from a sale of a loan for an extended period after such sale, each of which could result in losses to a Portfolio. Loans may have extended trade settlement periods, which may result in cash not being immediately available to a Portfolio. As a result, transactions in loans that settle on a delayed basis may limit a Portfolio’s ability to make additional investments or satisfy a Portfolio’s repurchase obligations. A Portfolio may seek to satisfy any short-term liquidity needs resulting from an extended trade settlement process by, among other things, selling portfolio assets, holding additional cash or entering into temporary borrowing arrangements with banks and other potential funding sources. If an issuer of a loan prepays or redeems the loan prior to maturity, a Portfolio may have to reinvest the proceeds in other loans or similar instruments that may pay lower interest rates. Loans in which a Portfolio invests may or may not be collateralized, although the loans may not be fully collateralized and the collateral may be unavailable or insufficient to meet the obligations of the borrower. A Portfolio may have limited rights to exercise remedies against such collateral or a borrower, and loan agreements may impose certain procedures that delay receipt of the proceeds of collateral or require a Portfolio to act collectively with other creditors to exercise its rights with respect to a loan. Loans may not be considered securities under the federal securities laws. In such circumstances, fewer legal protections may be available with respect to a Portfolio’s investment in loans. In particular, if a loan is not considered a security under the federal securities laws, certain legal protections normally available to securities investors under the federal securities laws, such as those against fraud and misrepresentation, may not be available. Because of the risks involved in investing in loans, an investment in a Portfolio that invests in such instruments should be considered speculative.
Loans that are covenant-lite obligations contain fewer maintenance covenants than other types of loans, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached, which would allow the lender to restructure the loan or take other action intended to help mitigate losses. Covenant-lite loans carry a risk that the borrower could transfer or encumber its assets, which could reduce the amount of assets that can be used to satisfy debts and result in losses for debtholders. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. A Portfolio may have a greater risk of loss on investments in covenant-lite obligations as compared to investments in traditional loans.
Secondary trades of loans may have extended settlement periods. Any settlement of a secondary market purchase of loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par/near par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) is subject to the “delayed compensation” rules prescribed by the Loan Syndications and Trading Association (“LSTA”) and addressed in the LSTA’s standard loan documentation for par/near par trades and for distressed trades. “Delayed compensation” is a pricing adjustment comprised of certain interest and fees, which is payable between the parties to a secondary loan trade. The LSTA introduced a requirements-based rules program in order to incentivize shorter settlement times for secondary transactions and discourage certain delay tactics that create friction in the loan syndications market by, among other things, mandating that the buyer of a loan satisfy certain “basic requirements” as prescribed by the LSTA no later than T+5 in order for the buyer to receive the benefit of interest and other fees accruing on the purchased loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date, subject to certain specific exceptions. These “basic requirements” generally require a buyer to execute the required trade documentation and to be, and remain, financially able to settle the trade no later than T+7 for par/near par loans (and T+20 for distressed trades). In addition, buyers are required to fund the purchase price for a secondary trade upon receiving notice from the agent of the effectiveness of the trade in the agent’s loan register. A Portfolio, as a buyer of a loan in the secondary market, would need to meet these “basic requirements” or risk forfeiting all or some portion of the interest and other fees accruing on the loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date. The “delayed compensation” mechanism does not mitigate the other risks of delayed settlement or other risks associated with investments in loans.
Investors should be aware that a Portfolio’s investment in a loan may result in the Portfolio or PIMCO receiving information about the issuer that may be deemed material, non-public information. Under such circumstances, a Portfolio’s investment opportunities may be limited, as trading in securities of such issuer may be restricted. Additionally, PIMCO may seek to avoid receiving material, non-public information about issuers of loans. As a result, PIMCO may forgo certain investment opportunities or be disadvantaged as compared to other investors that do not restrict information that they receive from loan issuers.
Corporate Debt Securities
Each Portfolio may invest in corporate debt securities of U.S. issuers and, in the case of FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series LD, foreign issuers and/or hold its assets in these securities for cash management purposes. A Portfolio's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for a Portfolio, or, if unrated, are in PIMCO's opinion comparable in quality to corporate debt securities in which a Portfolio may invest. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached. In addition, corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity risk and pricing transparency risks.

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. Company defaults can impact the level of returns generated by corporate debt securities. An unexpected default can reduce income and the capital value of a corporate debt security. Furthermore, market expectations regarding economic conditions and the likely number of corporate defaults may impact the value of corporate debt securities.
Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s describes securities rated Baa as judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics. S&P describes securities rated BBB as exhibiting adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation. Fitch describes securities rated BBB as having good credit quality with current low expectations of default. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. For a discussion of securities rated below investment grade, see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below. The Portfolios may invest in debt securities that are rated in any category established by one or more independent rating organizations or that are unrated.
High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies
Each of the Portfolios may invest in debt/fixed income securities of domestic issuers or, in the case of FISH: Series C, FISH: Series M, FISH: Series R, FISH: Series TE and FISH: Series LD, foreign issuers that meet minimum ratings criteria set forth for a Portfolio, or, if unrated, are determined by the Adviser to be of comparable quality.
FISH: Series C and FISH: Series M may invest up to 50% of their assets and FISH: Series R may invest up to 20% of its assets, in high yield securities (“junk bonds”) that are rated B or higher by Moody’s, or equivalently rated by S&P or by Fitch or, if not rated, determined by the Adviser to be of comparable quality (except that within such 50% limitation for FISH: Series M and such 20% limitation for FISH: Series R, each Portfolio may invest in mortgage-related securities rated below B). FISH: Series TE may invest up to 80% of its total assets in high yield securities (“junk bonds”) rated below Baa3 by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality. FISH: Series LD may invest without limit in high yield securities (“junk bonds”) rated below Baa by Moody’s, or equivalently rated by S&P or by Fitch or, if not rated, determined by the Adviser to be of comparable quality. Investments in securities rated below investment grade that are eligible for purchase by certain Portfolios are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative by rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.
Analysis of the creditworthiness of issuers of high yield securities and distressed company securities may be more complex than for issuers of higher quality debt securities, and achievement of a Portfolio’s investment objective may, to the extent of its investments in high yield securities and distressed company securities, depend more heavily on the Adviser’s creditworthiness analysis than would be the case if the Portfolio were investing in higher quality securities.
High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt/fixed income securities. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolios, by investing in such securities, may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.
High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Portfolio to make taxable distributions of income greater than the total amount of cash interest the Portfolio has actually received. The Adviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. Even though such securities do not pay current interest in cash, a Portfolio nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Portfolio could be required at times to sell other investments in order to satisfy its distribution requirements.
High yield and distressed company securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield and distressed company securities may involve greater costs than transactions in more actively traded securities, which could adversely affect the price at which the Portfolios could sell a high yield or distressed company security, and could adversely affect the daily net asset value of the shares. A lack of publicly available information, irregular trading activity and wide bid/ask spreads, among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Portfolio being unable to realize full value for these securities and/or may result in a Portfolio not receiving the proceeds from a sale of a high yield or distressed company security for an extended period after such sale, each of which could result in losses to the Portfolio. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for other types of securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth analysis and attention to current market developments.
A Portfolio’s credit quality policies apply only at the time a security is purchased, and the Portfolio is not required to dispose of a security in the event that a rating agency or the Adviser downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Adviser may consider factors including, but not limited to, the Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold, and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.
The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting, holding or selling debt securities for the Portfolios, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by a Portfolio, the Portfolio may nonetheless retain the security.
Creditor Liability and Participation on Creditors’ Committees
Generally, when a Portfolio holds bonds or other similar fixed income securities of an issuer, the Portfolio becomes a creditor of the issuer. If a Portfolio is a creditor of an issuer, it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. Although under no obligation to do so, PIMCO, as investment adviser to a Portfolio, may from time to time have an opportunity to consider, on behalf of a Portfolio and other similarly situated clients, negotiating or otherwise participating in the restructuring of the

Portfolio’s portfolio investment or the issuer of such investment. PIMCO, in its judgment and discretion and based on the considerations deemed by PIMCO to be relevant, may believe that it is in the best interests of a Portfolio to negotiate or otherwise participate in such restructuring. Accordingly, and subject to applicable procedures approved by the Board of Trustees, a Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make the Portfolio an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Similarly, subject to the above-mentioned procedures, PIMCO may actively participate in bankruptcy court and related proceedings on behalf of a Portfolio in order to protect the Portfolio’s interests in connection with a restructuring transaction, and PIMCO may cause a Portfolio to enter into an agreement reasonably indemnifying third parties or advancing from the Portfolio’s assets any legal fees or other costs to third parties, including parties involved in or assisting the Portfolio with a restructuring transaction, such as trustees, servicers and other third parties.
Further, PIMCO has the authority, subject to the above-mentioned procedures, to represent the Trust, or any Portfolio(s) thereof, on creditors’ committees (or similar committees) or otherwise in connection with the restructuring of an issuer’s debt and generally with respect to challenges related to the securities held by the Portfolios relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.
Variable and Floating Rate Securities
Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These instruments may include, without limitation, variable-rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other ABS. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.
The Portfolios may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
Each Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. See “Mortgage-Related and Other Asset-Backed Securities” above. Residual interest bonds are a type of inverse floater. See “Municipal Bonds” above. A Portfolio’s investments in variable- and floating-rate securities may require the Portfolio to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it would otherwise have continued to hold. See “Taxation.”
Event-Linked Exposure
Certain Portfolios may obtain event-linked exposure by investing in or gaining exposure to reinsurance contracts (through sidecars or otherwise), “event-linked bonds” or “event-linked swaps,” or by implementing “event-linked strategies,” exposure to reinsurance contracts that are event-linked through investment in insurance-linked securities or sidecars. Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. The Portfolios may also have exposure to reinsurance contracts (through insurance-linked securities, sidecars or otherwise). This may include exposure to “excess of loss” contracts, wherein liability arises only if and when losses exceed a specified amount, and proportional reinsurance, wherein a pro rata portion of the premiums and liabilities of the cedant associated with a specified business or a portfolio of insurance contracts are linked to the Portfolio's investment. Reinsurance transactions may involve significant insurance brokerage fees, fronting fees and other transaction costs. In addition to the specified trigger events, event-linked bonds also may expose a Portfolio to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.
Insurance-Linked and Other Instruments
A Portfolio may invest in insurance-linked instruments and similar investments (which may include, for example, exposure to reinsurance contracts through sidecars, event-linked bonds, such as catastrophe and resilience bonds, and securities relating to life insurance policies, annuity contracts and premium finance loans). A Portfolio could lose a portion or all of the principal it has invested in these types of investments, and the right to additional interest and/or dividend payments with respect to the investments, upon the occurrence of one or more trigger events, as defined within the terms of an investment. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. A Portfolio may also invest in insurance-linked instruments that are subject to “indemnity triggers.” An indemnity trigger is a mechanism where the payout to the investor is based on the actual losses incurred by the insurer and come into play when losses from a specified event exceed a designated level. Insurance-linked instruments subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such insurance-linked investments are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on a Portfolio. There is no way to accurately predict whether a trigger event will occur and, accordingly, insurance-linked instruments and similar investments carry significant risk. In addition to the specified trigger events, these types of investments may expose a Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
A Portfolio may also have exposure to reinsurance contracts. Reinsurance transactions may involve significant insurance brokerage fees, fronting fees and other transaction costs.
A series of major triggering events could cause the failure of a reinsurer. Similarly, to the extent a Portfolio invests in reinsurance-related securities for which a triggering event occurs, losses associated with such event will result in losses to the Portfolio and a series of major triggering events affecting a large portion of the reinsurance-related securities held by the Portfolio may result in substantial losses to the Portfolio. In addition, unexpected events such as natural disasters or terrorist attacks could lead to government intervention. Political, judicial and legal developments affecting the reinsurance industry could also create new and expanded theories of liability or regulatory or other requirements; such changes could have a material adverse effect on a Portfolio. In addition, the litigation environment in catastrophe-exposed states or regions could impact the frequency and severity of insurance claims, and litigation costs could decrease the value of a Portfolio’s investment in products linked to reinsurance contracts. In recent years capital market participants have been increasingly active in the reinsurance market and markets for related risks. Increased competition could result in fewer submissions, lower premium rates and less favorable policy terms and conditions.
Certain insurance-linked instruments and similar investments may have limited liquidity, or may be illiquid. A Portfolio has limited transparency into the individual contracts underlying certain insurance-linked instruments and similar investments, which may make the risk assessment of them more difficult. These types of investments may be difficult to value.
The aforementioned instruments may include longevity and mortality investments, including indirect investment in pools of insurance-related longevity and mortality investments, including life insurance policies, annuity contracts and premium finance loans. Such investments are subject to “longevity risk” and/or “mortality risk.” Longevity risk is the risk that members of a reference population will live longer on average, than anticipated. Mortality risk is the risk that members of a reference population will live shorter, on average, than anticipated. Changes in these rates can significantly affect the liabilities and cash needs of life insurers, annuity providers and pension funds. The terms of a longevity bond typically provide that the investor in the bond will receive less than the bond’s par amount at maturity if the actual average longevity (life span) of a specified population of people observed over a specified period of time (typically measured by a longevity index) is higher than a specified level. If longevity is higher than expected, the bond will return less than its par amount at maturity. A mortality bond, in contrast to a longevity bond, typically provides that the investor in the bond will receive less than the bond’s par amount at maturity if the mortality rate of a specified population of people observed over a specified period of time (typically measured by a mortality index) is higher than a specified level.
During their term, both longevity bonds and mortality bonds typically pay a floating rate of interest to investors. Longevity and mortality investments purchased by a Portfolio involve the risk of incorrectly predicting the actual level of longevity or mortality, as applicable, for the reference population of people. With respect to mortality investments held by a Portfolio, there is also the risk that an epidemic or other catastrophic event could strike the reference population, resulting in mortality rates exceeding expectations. A Portfolio may also gain this type of exposure through event-linked derivative instruments, such as swaps, that are contingent on or formulaically related to longevity or mortality risk.
Convertible Securities
Each Portfolio may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible security is a bond, debenture, note, preferred security, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective.
A third party or PIMCO also may create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers when PIMCO believes that such a combination may better achieve a Portfolio's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Portfolio may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant, would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
A Portfolio also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks.
Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Portfolio in turn assumes credit risk associated with the convertible note.
Contingent Convertible Instruments.  Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down (including potentially to zero) upon the occurrence of certain “triggers.” If such an event occurs, a holder of a CoCo may have limited or no rights to repayment of the principal amount of the securities. Additionally, a holder of a CoCo may be limited in its ability to collect interest payments or dividends on such securities. The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to.
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Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.
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Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Portfolios, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer and may also become junior to other obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument or the Portfolio's investment may receive less favorable treatment than equity of the issuer in certain situations, such as during financial distress or regulatory intervention.
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Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
Warrants to Purchase Securities
Each of the Portfolios may invest in or acquire warrants to purchase equity or fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security directly from an issuer at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security, do not represent any rights in the assets of the issuing company and are subject to the risk that the issuer-counterparty may fail to honor its obligations. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.
A Portfolio may from time to time use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. Additionally, LEPOs entail the same risks as other OTC derivatives, including the risks that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Furthermore, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase such instrument when a Portfolio wishes to sell it.
Foreign (Non-U.S.) Securities
FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series LD may invest without limit in U.S. dollar- or non-U.S. currency-denominated securities of foreign issuers, including corporate debt securities; equity securities, including preferred or preference stock of non-U.S. issuers; certain foreign bank obligations (see “Bank Obligations”);

and U.S. dollar- or non-U.S. currency-denominated obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.
FISH: Series C and FISH: Series LD may also invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a company’s securities that have been deposited with a bank or trust and that trade on an exchange or over-the-counter (“OTC”). For example, ADRs represent interests in a non-U.S. company but trade on a U.S. exchange or OTC and are denominated in U.S. dollars. These securities represent the right to receive securities of the foreign issuer deposited with the bank or trust. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, there are generally no fees imposed on the purchase or sale of these securities, other than transaction fees ordinarily involved with trading stock. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Such securities may be relatively less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may be untimely.
PIMCO generally considers an instrument to be economically tied to a non-U.S. country if: the issuer is a foreign (non-U.S.) government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the “country of exposure” of such instrument is a non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the “country of exposure” of such money market instrument is a non-U.S. country). A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. Further, where a derivative instrument is exposed to an index, PIMCO generally considers the derivative to be economically tied to each country represented by the components of the underlying index pursuant to the criteria set forth in the sentence above.
To the extent that a Portfolio invests in instruments economically tied to non-U.S. countries, it may invest in a range of countries and, as such, the value of the Portfolio’s assets may be affected by uncertainties such as international political developments, including the imposition of sanctions and other similar measures, changes in government policies, changes in taxation, restrictions on foreign investment and currency repatriation, currency fluctuations, changes or uncertainty in exchange rates (and related risks, such as uncertainty regarding the reliability of issuers’ financial reporting) and other developments in the laws and regulations of countries in which investment may be made. Certain foreign exchanges impose requirements on the transaction settlement process with respect to certain securities, such as requirements to pre-deliver securities (for a sale) or pre-fund cash (for a buy) to a broker’s account. Such requirements may limit a Portfolio's ability to transact in such securities in a timely manner and will subject the

Portfolio to the risk of loss that could result if the broker is unable or unwilling to meet its obligations with respect to pre-delivered securities or pre-funded cash.
As described below, the U.S. government has implemented the Outbound Investment Security Program. This Program currently focuses on investments in certain national security sectors (e.g., semiconductors, artificial intelligence, and quantum information technology) and it may expand to cover additional sectors over time. These developments may result in new regulations or enforcement actions restricting a Portfolio's ability to invest in, or maintain exposure to, entities operating in covered sectors or jurisdictions. A Portfolio may also incur increased compliance and due diligence costs associated with monitoring and responding to changes in outbound investment restrictions.
Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on non-U.S. portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), market disruption, the possibility of security suspensions, political instability which can affect U.S. investments in non-U.S. countries and potential restrictions on the flow of international capital. In addition, foreign securities and a Portfolio’s income in respect of those securities may be subject to foreign taxes, including taxes withheld from payments on those securities, which would reduce the Portfolio’s return on such securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar. A Portfolio may also be adversely impacted by expenses incurred by converting between currencies to purchase and sell securities not valued in the U.S. dollar, as well as currency restrictions, exchange control regulation or governmental restrictions that limit or otherwise delay the Portfolio's ability to convert currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolios.
Emerging Market Securities.  FISH: Series C, FISH: Series M and FISH: Series LD may invest without limit in securities and instruments that are economically tied to emerging market countries. FISH: Series R may invest up to 20% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity). PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument’s “country of exposure” is an emerging market country. A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series LD emphasize countries with relatively low gross natural product per capital and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.
Investment risk may be particularly high to the extent that a Portfolio invests in instruments economically tied to emerging market countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed countries. Certain Portfolios may invest in emerging markets that may be in the process of opening to trans-national investment, which may increase these risks. Risks particular to emerging market countries include, but are not limited to, the following risks.
General Emerging Market Risk.  The securities markets of countries in which the Portfolios may invest may be relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers in countries in which the Portfolios may invest may not be subject to a high degree of regulation and the financial institutions with which the Portfolios may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets. Furthermore, the legal infrastructure and accounting, auditing and reporting standards in certain countries in which the Portfolios may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. Emerging market countries typically have less established legal, accounting, recordkeeping and financial reporting systems than those in more developed markets, which may increase the potential for market manipulation or reduce the scope or quality of financial information available to investors. In addition, foreign companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which may decrease the liquidity and value of the securities. Governments in emerging market countries are often less stable and more likely to take extra legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers.
Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Portfolios’ investments in a foreign country and may render holdings in that foreign (non-U.S.) country illiquid or even worthless. In the event of nationalization, expropriation or other confiscation, the Portfolios could lose their entire investment in that country. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolios invest a portion of their assets in a concentrated geographic area, a Portfolio invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Portfolio may be more sensitive to adverse political or social events affecting that region, country or group of countries. Emerging markets may also be more susceptible to fraud, corruption, money laundering and economic sanctions risk, which may result in negative commercial consequences in relation to the value, liquidity, and tradability to those regions. Economic, business, political, social, environmental or health instability may affect emerging market securities differently, and often more severely, than developed market securities.
Tariff and Trade Policy Risks. A Portfolio may be affected by changes in U.S. or foreign trade policies, including the imposition of tariffs or retaliatory measures. Trade disputes or renegotiated trade agreements may affect global supply chains, market volatility, and the financial performance of issuers in export-oriented sectors or industries reliant on cross-border inputs. The U.S. government has taken steps to revise certain trade relationships and impose tariffs on specific goods, which has, in turn, triggered reciprocal measures from trading partners. Issuers in which a Portfolio invests may be indirectly affected by changes in trade policy or escalating trade tensions. A Portfolio seeks to mitigate these risks through active monitoring of geopolitical developments and risk-adjusted portfolio management.
Restrictions on Foreign Investment. A number of emerging securities markets restrict foreign investment to varying degrees. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. While the Portfolios that may invest in securities and instruments that are economically tied to emerging market countries will only invest in markets where these restrictions are considered acceptable, new or additional repatriation or other restrictions might be imposed subsequent to the Portfolios’ investment. If such restrictions were to be imposed subsequent to the Portfolios’ investment in the securities markets of a particular country, the Portfolios’ response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Portfolios’ liquidity needs and all other acceptable positive and negative factors. Some emerging markets limit foreign investment, which may decrease returns relative to domestic investors. The Portfolios may seek exceptions to those restrictions. If those restrictions are present and cannot be avoided by the Portfolios, the Portfolios’ returns may be lower.
Investment in Frontier Market Countries.  Frontier market countries include a sub-set of those currently considered to be developing or emerging by the United Nations or the countries’ authorities or by certain index providers. These countries typically are located in the Asia-Pacific region (including Hong Kong), Eastern Europe, Central and South America, the Middle East and Africa.
Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks is the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by frontier market countries or their trading partners; and the relatively new and unsettled securities laws in many frontier market countries. All of these factors make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the net asset value of the Portfolio’s shares to decline.
In addition, investing in frontier markets includes the risk of share blocking. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting.
Share blocking may prevent the Portfolio from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer. Once blocked, the only manner in which to remove the block would be to withdraw a previously cast vote, or to abstain from voting all together. The process for having a blocking restriction lifted can be very difficult with the particular requirements varying widely by country. Additionally, in certain countries, the block cannot be removed.
Settlement Risks.  Settlement systems in emerging markets may be less well organized and less transparent than in developed markets and transactions may take longer to settle as a result. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Portfolios may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “Counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the Portfolios. A Portfolio may not know the identity of a Counterparty, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction. The Portfolios will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Portfolios will be successful in eliminating or reducing this risk, particularly as Counterparties operating in emerging market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries.
There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Portfolios. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet the Portfolios’ claims in any of these events.
Counterparty Risk.  Trading in the securities of developing markets presents additional credit and financial risks. The Portfolios may have limited access to, or there may be a limited number of, potential Counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential Counterparties to certain financial institutions located or operating in the particular emerging market. Potential Counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Portfolios may not be able to reduce or mitigate risks related to trading with emerging market Counterparties. The Portfolios will seek, where possible, to use Counterparties whose financial status is such that the risk of default is reduced, but the risk of losses resulting from default is still possible.

Government in the Private Sector.  Government involvement in the private sector varies in degree among the emerging markets in which the Portfolios invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of the Portfolios’ investment in that country.
Litigation.  The Portfolios may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.
Fraudulent Securities.  It is possible, particularly in markets in emerging market countries, that purported securities in which the Portfolios invest may subsequently be found to be fraudulent and as a consequence the Portfolios could suffer losses.
Taxation.  Non-U.S. laws governing the taxation of income and capital gains accruing to non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, certain emerging market countries may not have well-defined tax laws and procedures, and such laws or procedures may permit retroactive taxation so that the Portfolios could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. The Portfolios will seek to reduce these risks by careful management of their assets. However, there can be no assurance that these efforts will be successful.
Anti-Corruption and Enforcement Risks.   Department of Justice recently issued guidance on enforcement of the Foreign Corrupt Practices Act (FCPA), emphasizing targeted investigations in sectors such as energy, infrastructure, and defense where U.S. economic competitiveness may be affected. This shift in enforcement policy may alter operational or compliance risks for issuers in jurisdictions where a Portfolio invests.
Political Risks/Risks of Conflicts.  Recently, various countries have experienced significant geopolitical conflicts including, civil wars which may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war, terrorism or other political developments may occur and could adversely affect the Portfolios. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions (including tariffs), trade restrictions, or other similar measures, could adversely affect the Portfolios’ investments, whether or not a Portfolio is directly invested in the affected jurisdiction or impacted area. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation index instruments, may depend upon measures compiled by governments (or entities under their influence) which are also the obligors.
Recent examples of the risks above include heightened concerns of trade disputes, which could result in increased tariffs, trade restrictions or other retaliatory countermeasures. For example, the recent developments in relations between the United States and China, potential or actual conflict between China and Taiwan, conflict in connection with the ongoing armed conflict between Russia and Ukraine in Europe, the Iranian conflict and the ongoing armed conflict between Hamas and Israel in the Middle East and conflict in connection with U.S. intervention and political upheaval in Venezuela in South America. The extent, duration and impact of these conflicts, related sanctions, trade restrictions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region and beyond, including significant adverse effects on the regional or global economies and the markets for certain securities, commodities and currencies. Depending on the nature of the military conflict, companies worldwide operating in many sectors, including energy, financial services and defense, amongst others, may be impacted. These impacts could result in restricted or no access to certain markets, investments, service providers or counterparties, thus negatively affecting a Portfolio's investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. Increased volatility, currency fluctuations, liquidity constraints, counterparty default, valuation and settlement difficulties and operational risk resulting from such conflicts may also negatively impact the performance of a Portfolio. Such events may result in otherwise historically “low-risk” strategies performing with unprecedented volatility and risk. In addition, to the extent new sanctions or trade restrictions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such sanctions or trade restrictions may prevent a Portfolio from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact a Portfolio’s ability to achieve its investment objective, prevent a Portfolio from receiving payments otherwise due it, increase diligence and other similar costs to a Portfolio, render valuation of affected investments challenging, or require a Portfolio to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect a Portfolio's performance with respect to such investments, and thus a Portfolio's performance as a whole.
FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series LD may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings were implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela. Beginning in the early 2000s, certain countries began retiring their Brady Bonds, including Brazil, Colombia, Mexico, the Philippines and Venezuela.
Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).
Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolios may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolios to suffer a loss of interest or principal on any of their holdings.
Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Portfolio) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
A Portfolio’s investments in foreign currency denominated debt obligations, if any, and hedging activities would likely produce a difference between its book income and its taxable income. This difference may cause a portion of the

Portfolio’s income distributions to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.
Euro- and EU-related risks.  In the past, economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland experienced severe economic and financial difficulties between 2009 and 2012, an event that is commonly referred to as the “European sovereign debt crisis.” As was the case during the European sovereign debt crisis, large public deficits could cause some European countries to become dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn. Responses to economic or financial difficulties by European governments, central banks and others, including austerity measures and reforms, may be ineffective, may limit future economic growth or recovery, and/or may result in social unrest or other unintended consequences. Any of the foregoing events could significantly affect the value of a Portfolio's European investments.
The national politics of European countries can be unpredictable and subject to influence by disruptive political groups or ideologies. The occurrence of conflicts, war or terrorist activities in Europe could have an adverse impact on financial markets. For example, Russia launched a large-scale invasion of Ukraine in February 2022. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European, and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors, and on a Portfolio's investments in securities and instruments that are economically tied to the region, including declines in value and reductions in liquidity.
The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union (“EU”) members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.
It is possible that one or more EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In addition, in the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency.
On January 31, 2020, the United Kingdom officially withdrew from the EU (commonly known as “Brexit”). Upon the United Kingdom’s withdrawal, the EU and the United Kingdom entered into a transition phase, which concluded on December 31, 2020. Negotiators representing the United Kingdom and EU came to a preliminary trade agreement that took effect on January 1, 2021, but many aspects of the United Kingdom-EU trade relationship remain subject to further negotiation. Uncertainties remain relating to certain aspects of the United Kingdom’s future economic, trading and legal relationships with the European Union and with other countries. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU. The UK, EU and broader global economy may experience substantial volatility in foreign exchange markets and a sustained weakness in the British pound’s exchange rate against the United States dollar, the euro and other currencies, which may impact Portfolio returns. Brexit may also destabilize some or all of the other EU member countries and/or the eurozone. These developments could result in losses to the Portfolios, as there may be negative effects on the value of Portfolio’s investments and/or on a Portfolio’s ability to enter into certain transactions or value certain investments, and these developments may make it more difficult for Portfolios to exit certain investments at an advantageous time or price. Such events could result from, among other things, increased uncertainty and volatility in the United Kingdom, the EU and other financial markets; fluctuations in asset values; fluctuations in exchange rates; decreased liquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of financial and other counterparties to enter into transactions or the price and terms on which other counterparties are willing to transact; and/or changes in legal and regulatory regimes to which Portfolio investments are or become subject. Any of these events, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Portfolio returns.
Investments in Russia.  Certain Portfolios may have investments in securities and instruments that are economically tied to Russia. In determining whether an instrument is economically tied to Russia, PIMCO uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth above under “Foreign Securities.” In addition to the risks listed above under “Foreign Securities,” investing in Russia presents additional risks. In particular, investments in Russia are subject to the risk that the United States and/or other countries may impose economic sanctions, export or import controls, or other similar measures. Other similar measures may include, but are not limited to, banning or expanding bans on Russia or certain persons or entities associated with Russia from global payment systems that facilitate cross-border payments, restricting securities transactions by certain investors, restricting dealings with entities that are critical to the infrastructure of securities and related transactions in specific jurisdictions, and freezing Russian assets or those of particular countries, entities or persons with ties to Russia (e.g., Belarus). Such sanctions or other similar measures – which may impact companies in many sectors, including energy, financial services, technology, accounting, quantum computing, shipping, aviation, metals and mining, architecture, engineering, construction, manufacturing, transportation and defense, among others – and Russia’s countermeasures may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain investments in Russian companies or instruments tied to Russian companies may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited, securities markets close, or market participants cease transacting in certain investments in light of geopolitical events, sanctions or related considerations), which could render any such securities held by a Portfolio unmarketable for an indefinite period of time and/or cause the Portfolio to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that the Portfolio no longer seeks to hold. It is also possible that such sanctions, export or import controls, or similar measures may prevent U.S.-based entities that provide services to the Portfolios from transacting with Russian or Belarusian entities. Under such circumstances, the Portfolios may not receive payments due with respect to certain investments, such as the payments due in connection with a Portfolio’s holding of a fixed income security. In addition, such sanctions and other similar measures, and the Russian government’s response, could result in a downgrade of Russia’s credit rating or of securities of issuers located in or economically tied to Russia, devaluation of Russia’s currency and/or increased volatility with respect to Russian securities and the ruble. More generally, investments in Russian securities are highly speculative and involve significant risks and special considerations not typically associated with investments in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors, a risk that has been at least partially realized in connection with Russia’s countersanctions. Further changes could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union.
Russia has attempted, and may attempt in the future, to assert its influence in the region surrounding it through economic or military measures. As a result of Russia’s large scale invasion of Ukraine, Russia and other countries, persons and entities that have provided material aid to Russia's aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Portfolio. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks, espionage or other asymmetric measures) or resulting actual or threatened responses to such activity may impact Russia’s economy and Russian and other issuers of securities in which a Portfolio is invested. Such resulting actual or threatened responses may include, but are not limited to, purchasing and financing restrictions, withdrawal of financial intermediaries, boycotts or changes in consumer or purchaser preferences, sanctions, export or import controls, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians. Any actions by Russia made in response to such sanctions or retaliatory measures could further impair the value and liquidity of Portfolio investments.

Sanctions and other similar measures have resulted in defaults on debt obligations by certain corporate issuers and the Russian Federation that could lead to cross-defaults or cross-accelerations on other obligations of these issuers. However, there is also a possibility that certain countries may begin to ease sanctions as part of a negotiated effort to achieve peace. In the event that some, but not all, relevant jurisdictions ease sanctions, a Portfolio may not be able to benefit from the easing of certain jurisdictions’ sanctions.
Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Regional armed conflict and its collateral economic and market effects may also pose risks for investments in Russia.
Compared to most national securities markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards than apply to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies. These issues can be magnified as a result of sanctions and other similar measures that may be imposed and the Russian government’s response.
Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss still can occur. In addition, sanctions by the European Union against the NSD, as well as the potential for sanctions by other governments, could make it more difficult to conduct or confirm transactions involving Russian securities. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates. These services may be carried out by the companies themselves or by registrars located throughout Russia. Moreover, changes in Russian laws and regulations could require the transfer of securities from the NSD to registrars or other parties outside of standard custodial arrangements which could lead to additional risks and possible conflicts with U.S. laws. In such cases, the risk is increased that a Portfolio could lose ownership rights through fraud, negligence, or even mere oversight. While a Portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent by inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Portfolio of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a Portfolio to incur losses due to a counterparty’s failure to pay for securities the Portfolio has delivered or the Portfolio’s inability to complete its contractual obligations because of theft or other reasons.
In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. In addition, sanctions or Russian countermeasures may prohibit or limit a Portfolio’s ability to participate in corporate actions, and therefore require the Portfolio to forego voting on or receiving funds that would otherwise be beneficial to the Portfolio.
To the extent that a Portfolio suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Portfolio to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. A Portfolio also may experience difficulty in obtaining and/or enforcing judgments in Russia.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products, and to sanctions or other actions that may be directed at the Russian economy as a whole or at Russian oil, natural gas, metals or timber industries.
Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, Russia has implemented certain capital controls on foreign portfolio investments and there is the risk that the Russian government will impose additional capital controls on foreign portfolio investments. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.
Investments in the People’s Republic of China.  Certain Portfolios may invest in securities and instruments that are economically tied to the People’s Republic of China (excluding Hong Kong, Macau and Taiwan for the purpose of this disclosure, unless otherwise specified herein) (“PRC”). Such investment may be made through various available market access programs including but not limited to PRC qualified foreign institutional investor (“QFII”) program, Stock Connect (see also “Investing Through Stock Connect” below), CIBM Direct (see also “Investing Through CIBM Direct” below) and Bond Connect (see also “Investing Through Bond Connect” below). In addition to the risks listed above with respect to investing in non-U.S. securities and in emerging markets, including those associated with investing in non-U.S. securities and in emerging markets, investing in the PRC presents other risks. These additional risks include (without limitation): (a) inefficiencies resulting from erratic growth; (b) the unavailability of consistently reliable economic or financial data; (c) potentially high rates of inflation; (d) dependence on exports and international trade; (e) relatively high levels of asset price volatility and difficulties in the settlement of securities; (f) potential shortage of liquidity and limited accessibility by foreign investors; (g) greater competition from regional economies; (h) fluctuations in currency exchange rates or currency devaluation by the PRC government or central bank, particularly in light of the relative lack of currency hedging instruments; (i) the relatively small size and absence of operating history of many PRC companies; (j) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; (k) uncertainty and potential changes with respect to the rules and regulations of the QFII program and other market access programs through which such investments are made; (l) the commitment of the PRC government to continue with its economic reforms; (m) increasing restrictions on private property ownership; (n) Chinese regulators may suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and that such suspensions may be widespread and increase the risk of market manipulation; (o) risks associated with greater government control and investment in the economy; (p) risks associated with potential conflicts with Taiwan; (q) different regulatory and audit requirements related to the quality of financial statements of Chinese issuers; (r) limitations on the ability to inspect the quality of audits performed in China, particularly the Public Company Accounting Oversight Board’s (“PCAOB’s”) lack of access to inspect PCAOB-registered accounting firms in China, which could result in the failure to disclose certain material information; (s) limitations on the ability of U.S. authorities to enforce actions against non-U.S. companies and non-U.S. persons; and (t) limitations on the rights and remedies of investors as a matter of law, and financial intermediaries/infrastructures that are located in the PRC or otherwise subject to PRC laws and/or regulations. In addition, certain securities are, or may in the future become, restricted, and a Portfolio may be forced to sell such restricted security and incur a loss as a result.
In addition, there also exists control on foreign investment in the PRC and limitations on repatriation of invested capital. For example, there are certain regulatory restrictions on, among others, investment scope, repatriation of funds, foreign shareholding limit and account structure. Under the QFII program, there are certain regulatory restrictions particularly on aspects including (without limitation to) investment scope, repatriation of funds, foreign shareholding limit and account structure. Although the relevant QFII regulations have recently been revised to relax certain regulatory restrictions on the onshore investment and capital management by QFIIs (including but not limited to removing investment quota limits and simplifying routine repatriation of investment proceeds), it is a relatively new development and there is no guarantee that the relaxation of such restrictions under the current QFII regulations will be maintained in the future. On the other hand, the recently amended QFII regulations are also enhancing ongoing supervision on QFIIs in terms of information disclosure among other aspects. In particular, QFIIs are required to procure their underlying clients (such as any Portfolio investing in PRC securities via the QFII program) to comply with PRC disclosure of interest rules (e.g., the 5% substantial shareholder reporting obligation and the applicable aggregation with concerted parties and across holdings under various access channels including QFII program and Stock Connect (as defined below)) and make the required disclosure on behalf of such underlying investors. In addition, certain securities are, or may in the future become restricted, and a Portfolio may be forced to sell such restricted security and incur a loss as a result.
Where a Portfolio invests in fixed income securities and/or eligible securities through the QFII program, such securities will be maintained by a local PRC custodian (“PRC Custodian”) pursuant to PRC regulations through appropriate securities accounts and such other relevant depositories in such name as may be permitted or required in accordance with PRC law. Any securities acquired by a Portfolio held by the QFII will be maintained by the PRC Custodian and should be registered in the joint names of the QFII and the relevant Portfolio and for the sole benefit and use of such Portfolio. Although under such arrangements the Portfolio should be entitled to the securities, such securities may nonetheless still be vulnerable to claims by a liquidator of the PRC Custodian and may not have the same protection as if they were registered solely in the name of the Portfolio.
Investors should note that cash deposited in the cash account of the relevant Portfolio with the relevant PRC Custodian will not be segregated but will be a debt owing from the PRC Custodian to the relevant Portfolio as a depositor. Such cash will be co-mingled with cash belonging to other clients of that PRC Custodian. In the event of bankruptcy or liquidation of the PRC Custodian, the relevant Portfolio will not have any proprietary rights to the cash deposited in such cash account, and the relevant Portfolio will become an unsecured creditor, ranking equal with all other unsecured creditors, of the PRC Custodian. The relevant Portfolio may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the relevant Portfolio will suffer losses. As a result of PRC regulatory requirements, the Portfolio may be limited in its ability to invest in securities or instruments tied to the PRC and/or may be required to liquidate its holdings in securities or instruments tied to the PRC. Under certain instances such as when the price of the securities is at a low level, the involuntary liquidations may result in losses for the Portfolio.
In addition, securities exchanges in the PRC typically have the right to suspend or limit trading of any security traded on the relevant exchange. The PRC government or relevant PRC regulators may also implement policies that may adversely affect the PRC financial markets. Such suspensions, limitations or policies may have a negative impact on the performance of a Portfolio’s investments.
Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. The PRC is governed by the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. Unlike in the United States, the PRC’s currency (i.e. Renminbi/RMB) is not entirely determined by the market but is instead managed at artificial levels relative to the U.S. dollar. This system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The government of the PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue. The Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, which could potentially have a significant adverse effect on economic conditions in China.In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a Portfolio’s investments in the PRC. Any resulting political or economic disturbances, as well as any retaliatory countermeasures, may have an adverse impact on the values or liquidity of a Portfolio's investments.
The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect a Portfolio’s investment in the PRC. Changes in market practice or understanding of the applicable tax rules may result in the amounts reserved being too great or too small relative to actual tax burdens.
In addition, because the PCAOB is generally restricted from inspecting the audit work and practices of registered accountants in the PRC, there is the risk that material accounting and financial information about PRC issuers may be unavailable or unreliable.
Investing Through Stock Connect.  Certain Portfolios may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) or the Shenzhen Stock Exchange (“SZSE”) through the Shanghai – Hong Kong Stock Connect program and the Shenzhen – Hong Kong Stock Connect program (collectively, “Stock Connect”). Stock Connect allows non-Chinese investors (such as the Portfolios) to purchase certain PRC-listed equities via brokers in Hong Kong. Purchases of securities through Stock Connect are subject to market-wide daily quota limitations, which may prevent a Portfolio from purchasing Stock Connect securities when it is otherwise advantageous to do so. Once such daily quota on SSE or SZSE is used up, acceptance of the corresponding buy orders on SSE or SZSE (as applicable) will be immediately suspended and no further buy orders will be accepted for the remainder of the trading day. Buy orders which have been accepted will not be affected by the using up of the daily quota, while sell orders will continue to be accepted. An investor cannot purchase and sell the same security on the same trading day, which may restrict a Portfolio’s ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by certain public holidays in either the PRC or Hong Kong, and there may be days that is a business day in one jurisdiction and a public holiday in the other, and as a result, will not be a trading day under Stock Connect. As a result, prices of Stock Connect securities may fluctuate at times when the Portfolio is unable to add to or exit its position. Only certain China A-shares and ETFs are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. In addition, the applicable rules as well as trading, settlement and information technology (“IT”) systems required to operate Stock Connect are continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.
Stock Connect is subject to regulations by both Hong Kong and the PRC. Regulators in both jurisdictions are allowed to suspend Stock Connect trading; Chinese regulators may also suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and such suspensions may be widespread. There can be no assurance that further regulations will not affect the availability of securities under Stock Connect, operational arrangements or other limitations. Stock Connect transactions are not covered by investor protection programs of either the Hong Kong Exchange, SSE or SZSE, although for defaults by Hong Kong brokers occurring on or after January 1, 2020, the Hong Kong Investor Compensation Fund will cover losses incurred by investors with a cap at HK$500,000 per investor with respect to securities traded on a stock market operated by the SSE and/or SZSE and in respect of which an order for sale or purchase is permitted to be routed through the northbound link of the Stock Connect. In the PRC, Stock Connect securities are held on behalf of ultimate investors (such as the Portfolio) by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as nominee. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve. To the extent HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, a Portfolio has no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Portfolio suffers losses resulting from the performance or insolvency of HKSCC. In this event, a Portfolio may not fully recover its losses and the process could be delayed. A Portfolio may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. Similarly, a Portfolio will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings. HKSCC as nominee holder shall have no obligation to take any legal action or court proceeding to enforce any rights on behalf of the investors in respect of the Stock Connect securities in the PRC or elsewhere. Therefore, even though a Portfolio’s ownership may be ultimately recognized, the Portfolio may suffer difficulties or delays in enforcing their rights in A-shares. Stock Connect trades are settled in RMB, the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.
Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If a Portfolio does not utilize a special segregated account, a Portfolio will not be able to sell the shares on any trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that a Portfolio may use to execute trades. While the Portfolio may use special segregated accounts in lieu of the pre-trade check, relevant market practice with respect to special segregated accounts is continuing to evolve.
Investing Through CIBM Direct.  To the extent permissible by the relevant PRC regulations or authorities, the Portfolios may also directly invest in permissible products (which include cash bonds) traded on China inter-bank bond market (“CIBM”) in compliance with the relevant rules issued by the People’s Bank of China (“PBOC”, including its Shanghai Head Office) in 2016 including the Announcement No.3 and its implementing rules (“CIBM Direct Rules”). An onshore trading and settlement agent shall be engaged by PIMCO as the manager of the Portfolio to make the filing on behalf of the relevant Portfolio and conduct trading and settlement agency services for the Portfolio. PBOC will exercise on-going supervision on the onshore settlement agent and the Portfolio’s trading under the CIBM Direct Rules and may take relevant administrative actions such as suspension of trading and mandatory exit against the Portfolio and/or PIMCO in the event of any incompliance with the CIBM Direct Rules. Although there is no quota limitation regarding investment via the CIBM Direct, a Portfolio is required to make further filings with the PBOC if it wishes to increase its anticipated investment size. There is no guarantee the PBOC will accept such further filings. In the event any further filings for an increase in the anticipated investment size are not accepted by the PBOC, a Portfolio’s ability to invest via the CIBM Direct will be limited and the performance of the relevant Portfolio may be unfavorably affected as a result. Since the relevant filings, registration with PBOC, and account opening for investment in the CIBM via the CIBM Direct have to be carried out via an onshore settlement agent, registration agent or other third parties (as the case may be), the relevant Portfolio is subject to the risks of default or errors on the part of such third parties. The relevant Portfolio may also incur losses due to the acts or omissions of the onshore settlement agent in the process of settling any transactions. As a result, the net asset value of the relevant Portfolio may be adversely affected. In addition, investors should note that cash deposited in the cash account of the relevant Portfolio with the relevant onshore settlement agent will not be segregated. In the event of the bankruptcy or liquidation of the onshore settlement agent, the relevant Portfolio will not have any proprietary rights to the cash deposited in such cash account and may face difficulty and/or encounter delays in recovering such assets, or may not be able to recover it in full or at all, in which case the Portfolio will suffer losses. The CIBM Direct Rules are relatively new and are still subject to continuous evolvement which may adversely affect the Portfolio’s capability to invest in the CIBM. A Portfolio will be tested for compliance with investment limitations for instruments traded on CIBM (including instruments traded through both CIBM Direct and the Bond Connect Program) prior to the trade. Therefore, a Portfolio will not be in violation of an investment limitation if the Portfolio submits a trade for an instrument traded on CIBM and the trade is not completed until the following day if the Portfolio was in compliance with the applicable limitation at the time of the initial compliance test. Similarly, a Portfolio will not be in violation of an investment limitation if the Portfolio submits a trade for two complementary instruments (such as a foreign currency transaction and a bond) traded on CIBM and one of the trades is not completed until the following day if the Portfolio was in compliance with the applicable percentage limitation for both instruments at the time of the initial compliance test. Investing in the CIBM via CIBM Direct is also subject to certain restrictions imposed by the PRC authorities on fund remittance and repatriation which may potentially affect a Portfolio’s performance and liquidity. Any non-compliance with or failure to meet the fund remittance and repatriation requirements may result in regulatory sanctions which in turn may have an adverse impact on the portion of a Portfolio’s investment via the CIBM Direct. Further, there is no assurance that the fund remittance and repatriation requirements in relation to investment in CIBM will not be changed as a result of change in government policies or foreign exchange control policies. A Portfolio may incur loss in the event such change in the fund remittance and repatriation requirements in relation to investment in CIBM occurs.
CIBM Direct RFQ Trading.   In September 2020, CIBM direct RFQ trading service was launched by the National Interbank Funding Center (“CFETS”). Under such service, foreign investors under CIBM Direct may solicit cash bond trading with domestic market makers by requesting for quotation (“RFQ”) and confirm the trades in CFETS system. As a novel arrangement under CIBM Direct, CIBM direct RFQ trading may be subject to further adjustments and uncertainties in implementation, which may have an adverse impact on a Portfolio’s investment to the extent the Portfolio transacts via CIBM direct RFQ trading mechanism.

Investing Through Bond Connect.  In addition to the risks described under “Foreign Securities” and “Investments in the People’s Republic of China,” there are risks associated with a Portfolio’s investment in Chinese government bonds and other PRC-based debt instruments traded on the CIBM through the Bond Connect program. The Bond Connect refers to the arrangement between Hong Kong and PRC that enables the PRC and overseas investors to trade various types of debt securities in each other’s bond markets through connection between the relevant respective financial infrastructure institutions. Trading through Bond Connect is subject to a number of restrictions that may affect a Portfolio’s investments and returns. Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Portfolio. Furthermore, securities purchased via Bond Connect will be held on behalf of ultimate investors (such as a Portfolio) via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with a PRC-based custodian (either the China Central Depository & Clearing Co. (“CDCC”) or the Shanghai Clearing House (“SCH”)). A Portfolio’s ownership interest in Bond Connect securities will not be reflected directly in book entry with CDCC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. This recordkeeping system also subjects a Portfolio to various risks, including the risk that the Portfolio may have a limited ability to enforce rights as a bondholder as well as the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. While the ultimate investors hold a beneficial interest in Bond Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested and courts in the PRC have limited experience in applying the concept of beneficial ownership. As such, a Portfolio may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Investors who wish to participate in Bond Connect do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. A Portfolio is therefore subject to the risk of default or errors on the part of such agents. Bond Connect trades are settled in RMB and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.
A primary feature of Bond Connect is the application of the home market’s laws and rules applicable to investors in Chinese fixed income instruments. Therefore, a Portfolio’s investments in securities via Bond Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. A Portfolio will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect adheres to the trading calendar of CIBM, and as such, trading can be undertaken on days on which the CIBM is open for trade, regardless of whether it is a public holiday in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Portfolio is unable to add to or exit its position (for example, in situations where intermediaries are not available to assist with trades) and, therefore, may limit the Portfolio’s ability to trade when it would be otherwise attractive to do so. Finally, uncertainties in the PRC tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Portfolio. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
The Bond Connect program is a relatively new program and may be subject to further interpretation and guidance. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program are uncertain, and they may have a detrimental effect on a Portfolio’s investments and returns.
There are still some uncertainties in the PRC tax rules governing taxation of income and gains from investments in the PRC due to the lack of formal guidance from the PRC tax authorities that could result in unexpected tax liabilities for a Portfolio. If a Portfolio is considered a tax resident enterprise of the PRC, it will be subject to PRC corporate income tax (“CIT”) at 25% on its worldwide taxable income. If a Portfolio is considered a non-tax resident enterprise with a permanent establishment or place or establishment of business (“PE”) in the PRC, the profits attributable to that PE would be subject to CIT at 25%. Under the PRC CIT Law effective from December 29, 2018 and its implementation rules, a non-PRC tax resident enterprise without a PE in the PRC will generally be subject to withholding income tax (“WIT”) of 10% on its PRC sourced income, including but not limited to passive income (e.g. dividends, interest, gains arising from transfer of assets, etc.).
Unless a specific exemption is applicable, non-PRC tax resident enterprises are subject to WIT on the payment of interests on debt instruments issued by PRC tax resident enterprises, including bonds issued by enterprises established within the PRC. The general WIT rate applicable is 10%, subject to reduction under an applicable double tax treaty and agreement by the PRC tax authorities.
Interest derived from government bonds issued by the in-charge Finance Bureau of the State Council and/or local government bonds approved by the State Council is exempt from CIT under the PRC Law. According to a tax circular jointly issued by the Ministry of Finance of the PRC (“MoF”) and the State Administration of Taxation of the PRC (“SAT”) on November 7, 2018, i.e. Circular on the Enterprise Income Tax and Value-Added Tax Policies for Foreign Institutions investing in Onshore Bond Markets (“Circular 108”), the foreign institutional investors were temporarily exempt from PRC CIT with respect to bond interest income derived in the PRC bond market for the period from November 7, 2018 to November 6, 2021. On November 22, 2021, the PRC Ministry of Finance and PRC State Taxation Administration jointly issued Bulletin [2021] No. 34 (“Bulletin 34”) to further extend the tax exemption period to December 31, 2025. The scope of such PRC CIT exemption has excluded bond interest gained by foreign investors’ onshore entities/establishment that are directly connected with such onshore entities/establishment. However, there is no guarantee that such temporary tax exemption will continue to apply, will not be repealed and re-imposed retrospective, or that no new tax regulations and practice in China specifically relating to the PRC bond market will not be promulgated in the future.
Variable Interest Entities. Certain Portfolios may obtain exposure to companies based or operated in the PRC by investing through legal structures known as variable interest entities (“VIEs”). Because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in the PRC, certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in the PRC. In such cases, the Chinese operating company establishes an offshore holding company, and the offshore company enters into contractual arrangements (such as powers of attorney, equity pledge agreements and other services or business cooperation agreements) with the operating company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the operating company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of the PRC and are available to non-Chinese investors such as a Portfolio. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company.
On February 17, 2023, the China Securities Regulatory Commission (“CSRC”) released the “Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies” (the “Trial Measures”) which went into effect on March 31, 2023. The Trial Measures and its implementing guidelines require Chinese companies that pursue listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. While the Trial Measures and its implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement either. There is a risk that the PRC might prohibit the use of VIEs or eliminate their ability to transmit economic or governance rights to non-Chinese investors at any time. The future stance of the PRC on VIEs and the potential impact of any new regulations remains uncertain. Investments involving a VIE may also pose additional unique risks because such investments are made through a holding company whose interests in the underlying operating company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the operating company may be deemed unenforceable in the PRC, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. Foreign companies listed on U.S. exchanges, including offshore companies that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the PCAOB or other United States regulators. Any of the foregoing risks and events could negatively impact a Portfolio’s performance.
Sanctions, Trade and Investment Restrictions Relating to PRC. In recent years, various governmental bodies have considered and, in some cases, imposed sanctions, trade and investment restrictions and/or notification requirements targeting the PRC (inclusive of Hong Kong and Macau), and it is possible that additional restrictions may be imposed in the future. For example, in January 2025, a new “outbound investment” regulatory regime took effect in the U.S., which prohibits or requires notification with respect to certain transactions involving PRC (inclusive of Hong Kong and Macau) that operate in specified sensitive technology sectors, including advanced semiconductors and microelectronics, quantum information technologies, and certain areas and uses of artificial intelligence. The Comprehensive Outbound Investment National Security (“COINS”) Act, which became law in December 2025, contemplates potential expansion of the regime to additional sensitive technology sectors and jurisdictions. Given the complex and evolving relationship between the PRC and certain other countries, it is difficult to predict the impact of such sanctions or restrictions on market conditions or a Portfolio's investments. Further, complying with such sanctions or restrictions may prevent a Portfolio from pursuing certain investments, cause delays or other impediments with respect to consummating such investments, require notification of such investments to government authorities, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact a Portfolio’s ability to achieve its investment objective, restrict the ability to repatriate proceeds from PRC investments on favorable terms, impair liquidity in connection with investor withdrawals or redemptions, prevent the Portfolio from receiving payments otherwise due it, negatively impact the value of a Portfolio's investments, restrict participation in certain investments by certain investors, require a Portfolio to obtain information about underlying investors, increase diligence and other similar costs to the Portfolio, render valuation of China-related investments challenging, or require a Portfolio to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. In addition, certain PRC-based companies may be subject to limitations on audit transparency and regulatory oversight. For example, U.S. authorities such as the Public Company Accounting Oversight Board (“PCAOB”) have historically faced restrictions on their ability to inspect PCAOB-registered audit firms located in the PRC, which may result in incomplete financial disclosures and impair the reliability of audited financial statements. Any of these outcomes could adversely affect the Portfolio’s performance with respect to such investments, and thus a Portfolio’s performance as a whole. For example, the PRC may impose a number of countermeasures on entities or individuals (each, a “Listed Person”), including countermeasures implemented by the Ministry of Foreign Affairs, Ministry of Commerce, and other relevant authorities in the PRC, which are carried out in accordance with the PRC Anti-Foreign Sanctions Law adopted by the Standing Committee of the National People’s Congress on June 10, 2021 (the “AFSL”), as well as the Provisions on the Unreliable Entity List and the Rules on Counteracting Unjustified Extra-territorial Application of Foreign Legislation and Other Measures released by the Ministry of Commerce, respectively, on September 19, 2020 and January 9, 2021 (together with the AFSL, “Counteracting Rules”). In the event that a Portfolio or any investor in a Portfolio becomes the target of such Counteracting Rules, the Portfolio may be required to take certain steps that may negatively impact either or both the Portfolio or the investor. The U.S. Treasury’s Outbound Investment Security Program went into effect on January 2, 2025. The Outbound Investment Security Program implements Executive Order 14105, which directed the U.S. Treasury to issue regulations to address the national security threat posed by certain U.S investments that may accelerate the development of sensitive technologies and products in “countries of concern,” defined as China and the Special Administrative Regions of Hong Kong and Macau. The rule establishes a regulatory framework for either prohibiting or requiring notifications to the U.S. Treasury for certain investments by U.S. persons in companies related to the countries of concern that conduct activities involving certain national security sectors (currently, semiconductor technologies, artificial intelligence systems for military or surveillance use, or quantum computing). A Portfolio may face restrictions on investing in certain Chinese or Chinese-owned companies involved in the covered sectors. A Portfolio must also implement due diligence processes for identifying covered transactions and may need to report notifiable transactions to the U.S. Treasury, potentially affecting investment timelines.
U.S. PRC Relations. External relations, such as the China-U.S. relationship regarding trade, currency exchange, and intellectual property protection, among other things, could also have implications with respect to capital flow and business operations. U.S. social, political, regulatory and economic conditions prompting changes in laws and policies governing foreign trade, manufacturing, developments and investments in the PRC could adversely affect the performance of a Portfolio’s investments. For example, in recent years, the U.S. federal government implemented an aggressive trade policy with respect to the PRC, including imposing tariffs on certain imports of the PRC, criticizing the PRC government for its trade policies, taking actions against individual PRC companies, imposing sanctions on certain officials of the Hong Kong government and the PRC central government and issuing executive orders that prohibit certain transactions with certain China-based persons, companies and their respective subsidiaries. Various U.S. statutes and executive orders have designated the PRC as a “foreign adversary,” and the U.S. government has announced that it intends to take further actions to deter U.S investments relating to the PRC’s Military-Civil Fusion strategy to develop the People’s Liberation Army into a “world class military” by 2049. In addition, the PRC government has implemented, and may further implement, measures, including retaliatory measures, in response to new trade policies, treaties, sanctions and tariffs imposed by the U.S. government, for example, the passing of the Hong Kong national security law by the National People’s Congress of China (the “National Security Law”) which criminalizes certain offenses including subversion of the Chinese government and collusion with foreign entities. The National Security Law subsequently prompted the promulgation in the U.S. of the Hong Kong Autonomy Act and executive orders setting forth additional sanctions. More recently, to complement the National Security Law, on March 8, 2024, the Hong Kong government had introduced draft legislation titled “Safeguarding National Security Bill” into the Legislative Council of Hong Kong, with a view to fully implementing its constitutional duty of safeguarding national security under Article 23 of the Basic Law (“Article 23”). In view of the potential implementation of Article 23, there is no guarantee as to whether this may trigger further additional sanctions promulgated by the U.S. on Hong Kong, which consequently may impact the PRC. The U.S. has also imposed sanctions on senior Chinese officials and certain employees of Chinese technology companies, adding a number of new Chinese companies to the Department of Commerce’s Entity List. The United Kingdom also suspended its extradition treaty with Hong Kong and extended its arms embargo on China to Hong Kong. It is possible that additional sanctions, export controls and/or investment restrictions will be announced. Escalation of China-U.S. tensions resulting from these events and the retaliatory countermeasures that the national and state governments have taken and may take (including U.S. sanctions and anti-sanction laws in China), as well as other economic, social or political unrest in the future, could have a material adverse effect on or could limit the activities of PIMCO, a Portfolio or the companies in which a Portfolio has invested. Such countermeasures may, among other things, cause a Portfolio's assets or investments to lose value, or limit its ability to invest in PRC or PRC-related securities or other investments, repatriate existing assets located in the PRC at the time the countermeasures are applied.
State Law Restrictions on Ownership of Real Property. Certain U.S. states have proposed, recently enacted, or are in the process of adopting new legislation that restricts the ability of a wide range of governmental bodies and persons or entities from or domiciled in foreign countries of concern, as defined in the applicable U.S. state’s laws (e.g., the People’s Republic of China) (any such direct or indirect investor, a “Covered Investor”) to directly or indirectly own or acquire interests in “real property” (e.g., land, buildings, fixtures, and all other improvements to land) located in the relevant states, subject to certain limited exceptions (such laws as in effect from time to time, the “State Real Estate Laws”). Certain investments made by a Portfolio may constitute investments in “real property” for purposes of these laws (such investments, “Restricted Investments”). The State Real Estate Laws may impose different thresholds on the ownership of Restricted Investments by Covered Investors.
The impact of the State Real Estate Laws on a Portfolio and its investors may vary on a state-by-state basis, particularly to the extent that a state adopts an exemption from the ownership restrictions for commingled funds. Given the developing nature of the State Real Estate Laws, it is difficult to predict the full scope of their impact on a Portfolio’s investments and investor base. Complying with such restrictions may prevent a Portfolio from pursuing certain investments, cause delays or other impediments with respect to consummating such investments, require notification of such investments to government authorities, require divestment or freezing of investments on unfavorable terms, negatively impact a Portfolio’s ability to achieve its investment objective, prevent a Portfolio from receiving payments otherwise due it, require a Portfolio to obtain information about underlying investors or increase diligence and other similar costs to a Portfolio. Any of these outcomes could make it difficult for a Portfolio to act successfully on investment opportunities and may adversely affect a Portfolio’s performance as a whole. The Portfolios reserve the right to restrict an investor’s ability to purchase Portfolio shares and, to the extent permitted by applicable law, to redeem existing investors as necessary or appropriate to facilitate compliance with State Real Estate Laws.
The Portfolios intend to comply with the State Real Estate Laws to the extent applicable to their shareholder base, and may, to comply with such laws, request and report confidential information about a shareholder if required by the State Real Estate Laws and, if applicable, any underlying beneficial ownership, to applicable authorities if PIMCO determines that it is in the best interests of the Portfolio in light of the relevant laws or regulations or upon the request of regulators. Shareholders may be required to cooperate with PIMCO to facilitate compliance with the State Real Estate Laws.
Foreign Currency Transactions
The Portfolios, with the exception of FISH: Series TE, may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”). The Portfolios may engage in these transactions in order to attempt to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Portfolios also may use foreign currency options, foreign currency forward contracts, foreign currency futures and foreign currency spot transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.
A forward involves an obligation to purchase or sell a certain amount of a specific currency at a future date, which may be three business days or more from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although, when used for hedging, forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards are subject to the risks discussed under “Derivative Instruments” below. Forwards are used primarily to adjust the foreign exchange exposure of a Portfolio with a view to protecting the outlook, and the Portfolios might be expected to enter into such contracts under the following circumstances:
Lock In.  When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
Cross Hedge.  If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio’s exposure to the currency sold.
Direct Hedge.  If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that a Portfolio can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency to which the Portfolio is exposed and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.
Proxy Hedge.  A Portfolio might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency to which the Portfolio is exposed through the security. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
Costs of Hedging.  When a Portfolio purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Portfolio were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.
It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Portfolio’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Portfolio’s net asset value per share.
A Portfolio may enter into foreign currency transactions as a substitute for cash investments and for other investment purposes not involving hedging, including, without limitation, to exchange payments received in a foreign currency into U.S. dollars or in anticipation of settling a transaction that requires the Portfolio to deliver a foreign currency.
The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Portfolio may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. Also, foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Portfolio's ability to enter into foreign currency transactions, force the Portfolio to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Portfolio, any of which may result in a loss to the Portfolio. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Portfolio in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Portfolio will have the flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. Under definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards are considered swaps for certain purposes, including the determination of whether such instruments are subject to a trade execution and clearing requirement as discussed further in “Risks of Potential Government Regulation of Derivatives.” These changes are expected to reduce counterparty risk as compared to bilaterally negotiated contracts.
A Portfolio may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as to protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.
Tax Consequences of Hedging and other Foreign Currency Transactions. Foreign currency gains are generally treated as qualifying income for purposes of the 90% gross income test described above. However, it is possible the IRS could issue contrary regulations with respect to foreign currency gains that are not directly related to a regulated investment company’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), and such regulations could apply retroactively. Such regulations, if issued, could limit the ability of a Portfolio to enter into the foreign currency transactions described above or could bear adversely on a Portfolio’s ability to qualify as a regulated investment company. In addition, hedging transactions may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could affect the amount, timing or character of dividends paid by a Portfolio, including whether dividends paid by a Portfolio are classified as capital gains or ordinary income.
Foreign Currency Exchange-Related Securities
Foreign currency warrants.  Foreign currency warrants such as Currency Exchange Warrants (“CEWs”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Principal exchange rate linked securities.  Principal exchange rate linked securities (“PERLs”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLs are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance indexed paper.  Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Real Estate Assets and Related Derivatives
Certain of the Portfolios may generally gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject, directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions, including reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses, default risk of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all, loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. Real estate income and values may also be affected by demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and social values. Real estate-related investments may entail leverage and may be highly volatile.
REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is generally not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Portfolios that invest in REITs will bear their proportionate share of the costs of the REITs’ operations. Dividends received by a Portfolio from a REIT generally will not constitute qualified dividend income. REITs may not provide complete tax information to a Portfolio until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Portfolio to request permission from the IRS to extend the deadline for issuance of Form 1099-DIV.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance afforded to REITs by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for favorable tax treatment under the Code, or exemption under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. If a REIT is privately held or not traded on a national securities exchange, it may have limited or no liquidity, which could restrict the Portfolio's ability to redeem some or all of its investment, and which may require the Portfolio to hold on to its investment in the REIT despite poor performance. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. Additionally, privately held or non-traded REITs are generally harder to value and may bear higher fees than publicly-traded REITs.
A Portfolio or some of the REITs in which a Portfolio may invest may be permitted to hold senior or residual interests in real estate mortgage investment conduits (“REMICs”) or debt or equity interests in taxable mortgage pools (“TMPs”). REMICs are special purpose vehicles used to pool mortgage loans and issue mortgage-backed securities. They are designed to hold a fixed pool of mortgages and issue multiple classes of interests, known as tranches, to investors. REMICs are treated as pass-through entities for tax purposes, meaning that income is passed directly to investors, thereby avoiding double taxation. The primary purpose of REMICs is to securitize mortgage loans, providing liquidity and diversification to investors. A Portfolio may also hold interests in “Re-REMICs,” which are interests in securitizations formed by the contribution of asset backed or other similar securities into a trust which then issues securities in various tranches. The Portfolios may participate in the creation of a Re-REMIC by contributing assets to the trust and receiving junior and/or senior securities in return. The purpose of Re-REMICs is to restructure existing mortgage-backed securities to better meet investor needs, manage risk and enhance liquidity. An interest in a Re-REMIC security may be riskier than the securities originally held by and contributed to the trust, and the holders of the Re-REMIC securities will bear the costs associated with the securitization. Both REMICs and Re-REMICs play significant roles in the mortgage-backed securities market, offering mechanisms for the securitization and re-securitization of mortgage loans.
Borrowing
Subject to the limitations described under “Investment Restrictions” below, each Portfolio may borrow for temporary purposes and/or for investment purposes. Provisions of the 1940 Act, require a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Portfolio’s total assets made for temporary purposes. As noted under “Investment Restrictions,” FISH: Series C and FISH: Series M are subject to limitations on borrowings that are stricter than those imposed by the 1940 Act. Any borrowings for temporary purposes in excess of 5% of a Portfolio’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As described more fully under “Investment Restrictions—Other Information Regarding Investment Restrictions,” FISH: Series R, FISH: Series TE and FISH: Series LD may borrow money from certain affiliated funds pursuant to those Portfolios’ inter-fund lending program.
As noted below, a Portfolio also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Portfolio. Such transactions also can be subject to the risks discussed under “Derivative Instruments” below, in addition to the risks discussed in this section. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among the Portfolios and the other series of the Trust pursuant to guidelines approved by the Board of Trustees.
As noted above, a Portfolio may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions if permitted to do so under its investment restrictions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Portfolio to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement.
However, reverse repurchase agreements involve the risk that the market value of securities retained by a Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. With respect to reverse repurchase agreements in which banks are counterparties, a Portfolio may treat such transactions as bank borrowings, which would be subject to a Portfolios’ limitations on borrowings. Such treatment would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of the Portfolio’s total assets. Investment Company Act of 1940 and related rules no longer require asset segregation for derivatives transactions, however asset segregation and posting of collateral may still be utilized for risk management or other purposes. A Portfolio may be required to hold additional cash or sell other investments in order to obtain cash to close out a position and changes in the value of a derivative may also create margin delivery or settlement payment obligations for a Portfolio.
A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are “substantially identical”. To be considered “substantially identical” the securities returned to the Portfolio generally must (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a specified percentage of the initial amount delivered.
A Portfolio also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Portfolio’s repurchase of the underlying security.
It is possible that changing government regulation may affect a Portfolio’s use of these strategies. Changes in regulatory requirements concerning margin for certain types of financing transactions, such as repurchase agreements, reverse repurchase agreements, and securities lending and borrowing, could impact a Portfolio’s ability to utilize these investment strategies and techniques.
Commodities
Each Portfolio may purchase or sell derivatives, securities or other instruments that provide exposure to commodities. A Portfolio’s investments in commodities-related instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-related instruments may be affected by changes in overall market movements, foreign currency exchange rates, commodity index volatility, changes in inflation, interest rates, or supply and demand factors affecting a particular industry or commodity market, such as climate changes, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber-hacking, economic and political developments, environmental proceedings, tariffs, changes in storage costs, availability of transportation systems and international economic, political and regulatory developments. An unexpected surplus of a commodity caused by one of the aforementioned factors, for example, may cause a significant decrease in the value of the commodity (and a decrease in the value of any investments directly correlated to the commodity). Conversely, an unexpected shortage of a commodity caused by one of the aforementioned factors may cause a significant increase in the value of the commodity (and a decrease in the value of any investments inversely correlated to that commodity). The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.
A Portfolio may focus its commodity-related investments in a particular sector of the commodities market (such as gold, oil, metal, carbon or agricultural products). As a result, to the extent a Portfolio focuses its investments in a particular sector of the commodities market, the Portfolio may be more susceptible to risks associated with those sectors, including the risk of loss due to adverse economic, business or political developments affecting a particular sector. See “Derivative Instruments” below for a more detailed discussion of risks related to commodities, including additional discussion of commodity-related derivative instruments.
Derivative Instruments
In pursuing their individual objectives, the Portfolios may, to the extent permitted by their investment objectives and policies, purchase and sell (write) both put options and call options on securities, swap agreements, recovery locks, securities indexes, commodity indexes, foreign currencies and other instruments, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes or as part of their overall investment strategies, and enter into other types of instruments under which a Portfolio is or may be required to make payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, except that any Portfolio that may not invest in foreign currency denominated securities may not enter into transactions involving currency forwards, swaps, futures or options. Portfolios that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. The Portfolios also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Portfolios may invest in structured notes and enter into transactions involving other similar instruments as discussed herein. All of these transactions are referred to collectively herein as “derivatives”. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Portfolio also may use those instruments, provided that their use is consistent with the Portfolio's investment objective.
The value of some derivative instruments in which the Portfolios invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolios, the ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolios could be exposed to additional, unforeseen risks, including the risk of loss.
The Portfolios might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. Like most other investments, derivatives are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio's interest. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives transactions may not be available in all circumstances. Further, the usage of derivatives is subject to basis risk, which exists when the price of a derivative position diverges from the price of its underlying instruments, and/or there is a mismatch between an asset and the derivative’s reference asset, which may result in losses to a Portfolio. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. The use of certain derivatives involves the risk that a loss may be sustained as a result of the failure of another party (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Counterparty risk also includes the risks of having concentrated exposure to a counterparty. Using derivatives is also subject to operational and legal risks. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error. Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise. This is due, in part, to liquidity risk, which refers to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable, or the possible need to sell a portfolio security at a disadvantageous time and the possible inability of a Portfolio to close out or to liquidate its derivatives positions. A Portfolio may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives to meet the liquidity demands that derivatives can create to make payments of margin, collateral or settlement payments to counterparties. A Portfolio may have to sell a security at a disadvantageous time or price to meet such obligations. In addition, a Portfolio’s use of such instruments may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed upon distribution at ordinary income tax rates) than if it had not used such instruments. For Portfolios that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class. The Portfolios may invest in derivatives to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws.
Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Portfolio may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If a Portfolio incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Portfolio might have been in a better position if the Portfolio had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Portfolio and its counterparty and certain derivative transactions may be terminated by the counterparty or the Portfolio, as the case may be, upon the occurrence of certain Portfolio-related or counterparty-related events, which may result in losses or gains to the Portfolio based on the market value of the derivative transactions entered into between the Portfolio and the counterparty. In addition, such early terminations may result in taxable events and accelerate gain or loss recognition for tax purposes. It may not be possible for a Portfolio to modify, terminate, or offset the Portfolio’s obligations or the Portfolio’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Portfolio. Upon the expiration or termination of a particular contract, a Portfolio may wish to retain its position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling or unable to enter into the new contract and no other appropriate counterparty can be found, which could cause the Portfolio not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Portfolio. Furthermore, after such an expiration or termination of a particular contract, a Portfolio may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. In such cases, the Portfolio may experience losses.
As noted elsewhere, a Portfolio may, to the extent permitted by its investment objective(s) and policies, write (sell) derivatives contracts or otherwise become an obligor under a derivative transaction. These transactions may produce current income in the form of premiums or other returns for a Portfolio (which may support, constitute and/or increase the distributions paid by, or the yield of, a Portfolio) but create the risk of losses that can significantly exceed such current income or other returns. For example, the premium received for writing a put option may be dwarfed by the losses a Portfolio may incur if the put option is exercised, and derivative transactions where a Portfolio is an obligor can produce an up-front benefit, but the potential for leveraged losses. The distributions, or distribution rate, paid by a Portfolio should not be viewed as the total returns or overall performance of a Portfolio. These strategies may also produce adverse tax consequences (for example, a Portfolio’s income and gain-generating strategies may generate current income and gains taxable as ordinary income), as discussed further below, and limit a Portfolio’s opportunity to profit or otherwise benefit from certain gains. A Portfolio may enter into opposing derivative transactions, or otherwise take opposing positions. Such transactions can generate distributable gains (which, as noted elsewhere, may be taxed as ordinary income) and create the risk of losses and NAV declines.
A Portfolio may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income, even if such strategies could potentially result in declines in a Portfolio’s net asset value. A Portfolio’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support distributions, even in situations when the Portfolio has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. securities markets or the Portfolio’s portfolio of investments, or arising from its use of derivatives. Consequently, Portfolio shareholders may receive distributions subject to tax at ordinary income rates at a time when their investment in the Portfolio has declined in value, which may be economically similar to a taxable return of capital.
The tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Portfolio pursuant to derivatives potentially could affect the amount, timing or characterization of Portfolio distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise. Also, suitable derivative and/or hedging transactions may not be available in all circumstances, and there can be no assurance that the Portfolio will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or, if a strategy is used, that it will be successful.
Options on Securities and Indexes.  A Portfolio may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on equity, fixed income or other securities (including securities to be purchased in when-issued, delayed delivery and forward commitment transactions) or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of an option that is on an index or cash-settled) at a specified exercise price, often at any time during the term of the option for American options or only at expiration for European options. The writer of an option on a security that requires physical delivery has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). Certain put options written by a Portfolio, which counterparties may use as a source of liquidity, may be structured to have an exercise price that is less than the market value of the underlying securities that would be received by the Portfolio. Upon exercise, the writer of an option on an index or cash-settled option on a security is obligated to pay the difference between the cash value of the index or security and the exercise price multiplied by the specified multiplier for the option. An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.
A Portfolio may write calls and/or puts on instruments a Portfolio owns or otherwise has exposure to (covered calls or covered puts) or write calls and/or puts on instruments to which a Portfolio has no exposure (naked calls or naked puts) in return for a premium. Under a call or put writing strategy (either directly or indirectly through an asset-linked note), a Portfolio typically would expect to receive cash (or a premium) for having written (sold) a call or put option, which enables a purchaser of the call to buy from (or the purchaser of the put to sell to) the Portfolio the asset on which the option is written at a certain price within a specified time frame.
Writing call or put options will limit a Portfolio’s opportunity to profit from an increase in the market value and other returns of the underlying asset to the exercise price (plus the premium received). In particular, this will mean that a Portfolio’s maximum potential gain via a covered call or put will generally be expected to be the premium received from writing a covered call or put option plus the difference between any lower price at which a Portfolio acquired exposure to the applicable underlying asset and any higher price at which a purchaser of the call or put option may exercise the call or put option. Therefore, written calls and puts can result in losses and detract from a Portfolio’s total returns even though the call or put options produce premiums and may initially produce gain and cash flow to a Portfolio (and therefore Portfolio distributions) for having written the call or put options. A Portfolio’s maximum potential gain via a naked call or put will generally be expected to be limited to the premium received from writing the option. A Portfolio’s maximum potential loss on a written covered call is the purchase price paid for the underlying asset minus the premium received for writing the option. A Portfolio's maximum potential loss on an uncovered call is theoretically limitless as the value of the underlying asset rises. The Portfolio’s maximum potential loss on a written put is the entire strike price minus the premium received for writing the option as the value of the underlying asset could fall to zero.
Buying a call option or put option will generally involve a Portfolio paying a premium on the option, which may detract from returns and may not limit losses. A Portfolio may lose the initial amount invested in the call option or put option.

Basis risk exists when the price of a derivative position diverges from the price of the underlying instruments, and/or there is a mismatch between an asset and the derivative's reference asset, which may result in excess losses to a Portfolio. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.
If an option written by a Portfolio expires unexercised, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.
A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and ask prices.
The Portfolios may write covered straddles consisting of a combination of a call and a put written on the same underlying security.
OTC Options. Pursuant to policies adopted by the Portfolio's Board, purchased OTC options and the assets used as cover for OTC options written by the Portfolio may be treated as liquid.
Risks Associated with Options on Securities and Indexes.  There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
The writer of an American option often has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
To the extent a Portfolio writes a put option, the Portfolio has assumed the obligation during the option period to purchase the underlying investment from the put buyer at the option’s exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that a Portfolio that writes a put option may be required to take delivery of the underlying investment and make payment for such investment at the exercise price. This may result in losses to the Portfolio and may result in the Portfolio holding the underlying investment for some period of time when it is disadvantageous to do so.
If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.
If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased except to the extent that a call option on an index written by the Portfolio is covered by an option on the same index purchased by the Portfolio. Movements in the index may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio’s securities during the period the option was outstanding.
To the extent that a Portfolio writes a call option on a security it holds in its portfolio, the Portfolio has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline.
Foreign Currency Options.  Portfolios that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. These Portfolios may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Portfolio to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are bilateral contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Under definitions adopted by the CFTC and SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared as discussed further in “Risks of Potential Government Regulation of Derivatives.”
Futures Contracts and Options on Futures Contracts.  A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, a party can close out its position on the exchange for cash, without delivering the underlying security or other underlying asset. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price and on or before a specified expiration date.
Each Portfolio may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. A Portfolio may also invest in futures contracts on carbon offset credits. See “Greenhouse Gas “Cap-and-Trade” Programs” below. To the extent that a Portfolio may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.
An interest rate, commodity, foreign currency or index futures contract provides for the future sale or purchase of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which a party agrees to pay or receive an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies. It is expected that other futures contracts will be developed and traded in the future. Certain futures contracts on indexes, financial instruments or foreign currencies may represent new investment products that lack performance track records. The Portfolios also may invest in commodity futures contracts and options thereon, as specified for the Portfolio in the Prospectuses. A commodity futures contract is an agreement to buy or sell a commodity, such as an energy, agricultural, metal or carbon commodity at a later date at a price and quantity agreed-upon when the contract is bought or sold.
Each of the Portfolios may purchase and write call options on futures or put options on futures. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
Limitations on Use of Futures and Futures Options.  A Portfolio that may use futures and futures options will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.
A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio. Customer account agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining.
Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing an offsetting futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss.
Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. Any transaction costs must also be included in these calculations.
The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures, futures options and forward contracts. See “Taxation.”
Commodity Pool Operators and Commodity Trading Advisors.  The Adviser is registered with the CFTC as a commodity pool operator (“CPO”). However, with respect to each Portfolio, the Adviser has claimed an exclusion from the definition of CPO pursuant to CFTC Rule 4.5 (the “exclusion”). Accordingly, the Adviser (with respect to the Portfolios) is not subject to registration or regulation as a CPO under the Commodity Exchange Act of 1936, as amended (“CEA”), and the rules thereunder. To remain eligible for the exclusion, each applicable Portfolios will have to adhere to the CFTC's adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures, most swaps, or other financial instruments regulated under the CEA, and the rules thereunder (“commodity interests”), or if the Portfolio markets itself as providing investment exposure to such instruments. These limitations may restrict a Portfolio's ability to pursue its investment strategy, increase the costs of implementing its strategy, increase expenses of the Portfolio, and/or adversely affect the Portfolio's total return. In the event that a Portfolio's investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a CPO and/or “commodity trading advisor” with the CFTC with respect to that Portfolio. In this case, such Portfolio's expenses may increase, adversely affecting that Portfolio's total return. Additionally, under CFTC rules, certain mandated disclosure, reporting and recordkeeping obligations will apply to the Adviser with respect to the Portfolios.
Risks Associated with Futures and Futures Options.  There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that a Portfolio enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of such Portfolio’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Additionally, the price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
Risks Associated with Commodity Futures Contracts.  There are several additional risks associated with transactions in commodity futures contracts, including but not limited to:
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Storage.  Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
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Reinvestment.  In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Portfolios. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Portfolio to reinvest the proceeds of a maturing contract in a new futures contract, the Portfolio might reinvest at higher or lower futures prices, or choose to pursue other investments.
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Other Economic Factors.  The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as climate changes, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Portfolios’ investments to greater volatility than investments in traditional securities.
Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon.  Options on securities, futures contracts, futures options, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign (non-U.S.) exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign (non-U.S.). securities. The value of such positions also could be adversely affected by: (i) other complex foreign (non-U.S.) political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign (non-U.S.) markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.
Swap Agreements and Options on Swap Agreements.  Each Portfolio may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Portfolio may invest in foreign (non-U.S.) currency-denominated securities, it also may invest in currency exchange rate swap agreements. A Portfolio also may enter into options on swap agreements (“swaptions”).
A Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.
OTC swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign (non-U.S.) currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Certain swap agreements, such as interest rate swaps, are traded on exchanges and cleared through central clearing counterparties. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a single stock, a basket of stocks, or a stock index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Consistent with a Portfolio’s investment objectives and general investment policies, certain of the Portfolios may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Portfolio may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Portfolio may be required to pay a higher fee at each swap reset date.
A Portfolio also may enter into combinations of swap agreements in order to achieve certain economic results. For example, a Portfolio may enter into two swap transactions, one of which offsets the other for a period of time. After the offsetting swap transaction expires, the Portfolio would be left with the economic exposure provided by the remaining swap transaction. The intent of such an arrangement would be to lock in certain terms of the remaining swap transaction that the Portfolio may wish to gain exposure to in the future without having that exposure during the period the offsetting swap is in place.
A Portfolio also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Portfolio may write (sell) and purchase put and call swaptions.
Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.
A Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, a Portfolio may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Portfolio will receive a payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Certain of the Portfolios may engage in variance swaps.
Most types of swap agreements entered into by the Portfolios will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio).
A Portfolio also may enter into OTC and cleared credit default swap agreements. A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Portfolio. The protection “buyer” in an OTC credit default swap contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.
As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.
The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market-perceived credit risk rises and when spreads fall, market-perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.
Credit default swap agreements sold by a Portfolio may involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk (with respect to OTC credit default swaps) and credit risk. A Portfolio will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller. The Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio).
The Dodd-Frank Act and related regulation require the clearing of certain standardized OTC derivative instruments that the CFTC and SEC have defined as “swaps.” Separately, under the trade execution requirement, swap transactions subject to the clearing requirement must be traded on either a Designated Contract Market (“DCM”) or Swap Execution Facility (“SEF”) unless no DCM “makes the swap available to trade.” Uncleared swaps are subject to certain margin requirements that mandate the posting and collection of minimum margin amounts on certain uncleared swaps transactions, which may result in the Portfolios and its counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case. To the extent a Portfolio is required by regulation to post collateral, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. PIMCO will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Portfolios’ ability to enter into swap agreements.
Whether a Portfolio’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The

Portfolios will enter into OTC swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Portfolios by the Code may limit the Portfolios’ ability to use swap agreements. The swaps market is subject to increasing regulations in both U.S. and non-U.S. markets. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. A Portfolio bears the risk that PIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Portfolio. If PIMCO attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Portfolio will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Many swaps are complex and often valued subjectively.
A Portfolio also may enter into recovery locks. A recovery lock is an agreement between two parties that provides for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation. Recovery locks are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery locks generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock, the agreement terminates and no payments are made by either party. A Portfolio may enter into a recovery lock to purchase or sell a reference obligation upon the occurrence of a credit event.
Recovery locks are subject to the risk that PIMCO will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. For example, if a Portfolio enters into a recovery lock and agrees to deliver a reference obligation in exchange for a fixed payment upon the occurrence of a credit event, the value of the reference obligation or eventual recovery on the reference obligation following the credit event may be greater than the fixed payment made by the counterparty to the Portfolio. If this occurs, the Portfolio will incur a loss on the transaction. In addition to general market risks, recovery locks are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery locks is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. It may not be possible to enter into a recovery lock at an advantageous time or price. A Portfolio will only enter into recovery locks with counterparties that meet certain standards of creditworthiness.
A Portfolio’s obligations under a recovery lock will be determined daily.
Greenhouse Gas “Cap-and-Trade” Programs. A Portfolio may trade derivative instruments on carbon credits, including, but not limited to, carbon equivalent emissions allowances eligible for trading under the European Union Emissions Trading Scheme (“EUAs”), California Cap-and-Trade Program, and Regional Greenhouse Gas Initiatives (“RGGI”). Carbon credits represent the reduction or removal of a specific amount of carbon dioxide or other greenhouse gas (“GHG”) from the atmosphere. Carbon credits are designed to provide a mechanism for people and businesses to mitigate the adverse environmental impact of their GHG-generating activities.
The derivative instruments on carbon credits will be subject to the risks associated with trading such instruments directly. The trading markets for carbon credits are still developing and therefore do not possess the attributes of a fully developed market, which may cause illiquidity, high price volatility and a diminished demand for carbon credits. Price movements of carbon credits are influenced by, among other things, their current and perceived future market value, the price of natural gas and coal, weather patterns and the level of world economic activity. In addition, international and national regulation of the carbon credit market is still developing and may change in response to new legislation, treaties or other governmental regulation, which may have an adverse impact on a Portfolio. The infrastructure in connection with the issuance and transfer of certain carbon credits is still developing. Therefore, the timing and volume of delivery of such credits can be uncertain and may be subject to transfer disruptions.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of portfolio fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a portfolio and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a portfolio having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a portfolio (due to share purchases or redemptions, for example), potentially resulting in the portfolio being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are bilateral contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to regulatory limitations on investments in illiquid investments. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Risks of Potential Government Regulation of Derivatives.  It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements and regulation of certain market participants’ use of the same, may limit or prevent a Portfolio from using such instruments as a part of its investment strategy, and could ultimately prevent a Portfolio from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation by multiple regulators in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Portfolio to use certain instruments as a part of its investment strategy. These risks may be particularly acute for any Portfolios that make extensive use of commodity-related derivative instruments in seeking to achieve their investment objectives, but would not necessarily be limited to those Portfolios pursuing a commodity-related investment strategy.
The SEC has implemented Rule 18f-4, which regulates the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies. A Portfolio’s trading of derivatives and other transactions that create future payment or delivery obligations is subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Portfolio satisfies a “limited derivatives users” exception that is included in the final rule. Under the rule, when a Portfolio trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating a Portfolio’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Portfolio satisfies the limited derivatives users exception, but for portfolios subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit a Portfolio’s securities lending activities. In addition, under the rule, a Portfolio is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Portfolio intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Portfolio may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Portfolio treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Portfolio is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Portfolio reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These and other proposed and adopted regulatory requirements may limit the ability of a Portfolio to use derivatives, reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies.
There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Portfolios or the ability of the Portfolios to continue to implement their investment strategies. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
The SEC, CFTC, and other regulators have completed substantial rulemakings related to derivatives pursuant to the Dodd-Frank Act. The SEC, the CFTC, and the Prudential Regulators (as well as foreign regulators) have adopted margin requirements for non-centrally cleared swaps. Some of these requirements apply to transactions in which the Portfolio is or will be a counterparty. Such requirements could increase the amount of margin required to be provided by the Portfolio in connection with its derivatives transactions or could require increased documentation and, therefore, make derivatives transactions more expensive. The regulation of futures, options and swaps transactions in the United States is a changing area of law and is subject to modification by government and judicial action. The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. PIMCO monitors whether the exposure created under these contracts might exceed the applicable limits in managing the Portfolios. In addition, CFTC position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts. The position limits rules apply to both the Portfolios and their swap dealer counterparties. If a swap dealer is unable to rely on certain exemptions, such as the bona fide hedging exemption speculative OTC transaction capacity the swap dealer has available for the Portfolios.
The SEC, the CFTC, and other federal regulators (as well as foreign regulators) have adopted margin requirements for non-centrally cleared swaps. Some of these requirements apply to transactions in which the Portfolio is or will be a counterparty. Such requirements could increase the amount of margin required to be provided by the Portfolio in connection with its derivatives transactions or could require increased documentation and, therefore, make derivatives transactions more expensive. These rules have been phased in over time, and the market has yet to absorb their full impact.
Swap dealers, major market participants and swap counterparties are experiencing, and may continue to experience, new and additional compliance burdens and associated costs. Regulatory limits and requirements may negatively impact a Portfolio’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. Such limits and requirements, may increase the cost of a Portfolio’s investments and cost of doing business even if not directly applicable to the Portfolios, which could adversely affect investors.
Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Portfolio’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the EU, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Portfolio of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).
Additional Risk Factors in Cleared Derivatives Transactions.  Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a cleared derivatives transaction, a Portfolio’s counterparty is a clearing house, rather than a bank or broker. Since the Portfolios are not members of clearing houses and only members of a clearing house can participate directly in the clearing house, the Portfolios will hold cleared derivatives through accounts at clearing members. In a cleared derivatives transactions, the Portfolios will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.
In many ways, centrally cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Portfolios may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to a Portfolio, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of a Portfolio to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose a Portfolio to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house margin requirements typically is held by the clearing member. Also, a Portfolio is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Portfolio’s behalf. While the documentation in place between the Portfolio s and their clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for each Portfolio, the Portfolios are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Portfolio could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Portfolios and the clearing members is developed by the clearing members and generally is less favorable to the Portfolios than typical bilateral derivatives documentation. For example, this documentation generally includes a one-way indemnity by the Portfolios in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Portfolios’ clearing member, and the documentation typically does not give the Portfolios any rights to exercise remedies if the clearing member defaults or becomes insolvent.
Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility (a “SEF”). A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. This execution requirement may make it more difficult and costly for funds, such as the Portfolios, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if a Portfolio executes derivatives on a SEF through a broker intermediary, the intermediary may impose fees as well. A Portfolio also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on the Portfolio’s behalf, against any losses or costs that may be incurred as a result of the Portfolio’s transactions on the SEF. In addition, a Portfolio may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on the Portfolio’s behalf. In that case, the transaction might have to be terminated, and the Portfolio could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.
These and other new rules and regulations could, among other things, further restrict a Portfolio’s ability to engage in, or increase the cost to the Portfolio of, derivatives transactions, for example, by making some types of derivatives no longer available to the Portfolio, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Portfolios and the financial system are not yet known. While the new regulations and the central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause a number of those dealers to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing will expose the Portfolios to new kinds of risks and costs.

A Note on Commodity-Linked Derivatives.  A Portfolio may seek to gain exposure to the commodity markets by investing in commodity-linked derivative instruments, swap transactions, or index-linked or commodity linked structured notes.
The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A Portfolio bears the risk that the counterparty could default under a swap agreement. See “Swap Agreements and Options on Swap Agreements” above for further detail about swap transactions. Further, a Portfolio may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes, and are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. See “Structured Products” below for further discussion of these notes.
The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose a Portfolio economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. Therefore, at the maturity of the note, a Portfolio may receive more or less principal that it originally invested. A Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.
A Portfolio’s investments in commodity-linked instruments may bear on or be limited by the Portfolio’s intention to qualify as a regulated investment company under the Code. See “Taxation.”
Structured Products
The Portfolios may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and other products, structured notes, indexed securities, equity-linked securities and equity-linked notes, which are potentially high-risk investments. A structured product generally is a privately-negotiated debt or equity investment the terms of which may combine the features of a traditional stock, bond, or commodity with the features of a derivative such as an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, and/or interest rate of a structured product is tied (positively or negatively) to the price of a commodity, currency, securities index, interest rate, or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would represent a combination of the features of a bond and a purchased call option on oil.
Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. A Portfolio may invest in structured products as a cash management tool in order to gain exposure to the relevant markets and/or to remain fully invested when more traditional securities are not available. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the investor in a structured product. The assets underlying a structured product may decline in value or default and, under certain conditions, the return on a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with an investment in a traditional bond that has a fixed principal amount and pays a fixed rate or floating rate of interest or equity security. Structured products expose a Portfolio to the risks of the underlying asset or benchmark in addition to the credit risk of the issuer of the structured product and its counterparties or the issuers of its underlying investments. Investors in structured products may not have direct rights against the underlying counterparties or issuers. To the extent the security is tied to derivative instruments, a Portfolio’s investments in structured products are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that structured products generally will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. Structured products also may be more volatile and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. These risks may cause significant fluctuations in the net asset value of the Portfolio. To the extent a Portfolio invests in structured products issued by foreign issuers, it will be subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies. Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Credit-Linked Securities.  Credit-linked securities generally are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. The credit-linked securities discussed herein do not include GSE credit risk transfer securities and GSE credit-linked notes (see “Mortgage-Related Securities and Asset-Backed Securities—Government Sponsored Enterprise Credit Risk Transfer Securities and GSE Credit-Linked Notes” and do not include significant risk transfer instruments (see “Structured Products-Significant Risk Transfer Instruments)). For example, a Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities generally represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive as an investor in the issuer.
Commodity-Linked Notes and Products.  Commodity-linked structured products provide exposure to the commodities markets. These are securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Portfolios will only invest in commodity-linked structured products that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.
Structured Notes and Indexed Securities.  Structured notes are debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as structured securities other than debt securities, the interest rate or principal of which is determined by a benchmark. Indexed securities may include a multiplier that multiplies the benchmark by a specified factor and therefore, the value of such securities may be volatile. The terms of structured notes and indexed securities may be “structured” by the purchaser and the issuer may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively tied to the benchmark, so that appreciation of the benchmark may produce an increase or a decrease in the interest rate paid on the structured note or indexed security, or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the benchmark. Therefore, the value of such notes and securities may be very volatile. To the extent a Portfolio invests in these notes and securities, however, PIMCO analyzes these notes and securities in its overall assessment of the effective duration of the Portfolio’s holdings in an effort to monitor the Portfolio’s interest rate risk.
Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator.
Equity-Linked Securities and Equity-Linked Notes.  The Portfolios may invest a portion of their assets in equity-linked securities. Equity-linked securities are privately issued securities that have a return component based on the performance of a benchmark that is a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, certain derivative instruments.
An equity-linked note is a note, typically issued by a company or financial institution, whose performance is tied to a benchmark that is a single stock, a basket of stocks, or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the benchmark. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Because the notes are equity-linked, they may return a lower amount at maturity due to a decline in value of the benchmark.
Significant Risk Transfer Instruments
Significant Risk Transfer instruments (“SRTs”) provide exposures to portfolios of loans or other reference obligations (“Reference Assets”). SRTs typically allow the issuer or counterparty, to transfer the credit risk associated with the Reference Assets to investors. SRTs may take the form of a type of credit linked securities (see “Structured Products-Credit Linked Securities”) or derivatives instruments such as credit default swap agreements. SRTs are subject to the risks associated with credit linked securities or derivatives instruments, as applicable. Among other risks, SRTs are subject to the credit risk associated with the issuer or counterparty and the risks associated with the potential losses of the Reference Assets (including credit risk of underlying obligors, market risk, and interest rate risk). SRTs may provide leveraged exposure to the Reference Assets, through leverage inherent to the SRT or through leverage obtained by financing. Leveraged exposure subjects a Portfolio to risk of magnified losses. In connection with a Portfolio's exposure to SRTs, the Portfolio may have a contractual relationship with the issuer of the SRT only, and not with the obligors of the underlying Reference Assets. As such, a Portfolio generally will have no right to enforce compliance by the obligors of the Reference Assets with the terms of such Reference Assets. The Portfolio will not directly benefit from the collateral supporting the Reference Assets and will not have the benefit of the remedies that would normally be available to a holder of such obligations. In addition, in the event of the insolvency of the issuer or counterparty of the SRT, the Portfolio may be treated as a general creditor of such issuer or counterparty, as applicable, and may not have a secured claim with respect to any underlying Reference Asset obligation.
Delayed Funding Loans and Revolving Credit Facilities
The Portfolios may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).
The Portfolios may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loans and Other Indebtedness, Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loans and Other Indebtedness, Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Portfolio.

When-Issued, Delayed Delivery and Forward Commitment Transactions
A Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. These transactions may be known as TBA transactions.
When purchasing a security on a when-issued, delayed delivery or forward commitment basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, a Portfolio could miss a favorable price or yield opportunity. If a Portfolio remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When a Portfolio has sold a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date. A Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss. There is no percentage limitation on the extent to which the Portfolios may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. Such transactions also can be subject to the risks discussed under “Derivative Instruments” above. Financial Industry Regulatory Authority (“FINRA”) rules in respect of the collateralization of TBA transactions have the general effect of causing the Portfolios to post collateral in connection with such transactions. Such collateralization of TBA transactions could increase cost to Portfolios or impose additional operational complexity.
Standby Commitment Agreements
The Portfolios may enter into standby commitment agreements, which are agreements that obligate a party, for a set period of time, to buy a certain amount of a security that may be issued and sold at the option of the issuer. The price of a security purchased pursuant to a standby commitment agreement is set at the time of the agreement. In return for its promise to purchase the security, a Portfolio receives a commitment fee based upon a percentage of the purchase price of the security. The Portfolio receives this fee whether or not it is ultimately required to purchase the security.
There is no guarantee that the securities subject to a standby commitment agreement will be issued or, if such securities are issued, the value of the securities on the date of issuance may be more or less than the purchase price. A Portfolio may be required to limit its investments in standby commitment agreements with remaining terms exceeding seven days pursuant to the Portfolio’s regulatory limitation on investments in illiquid investments. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. A Portfolio will record the purchase of a standby commitment agreement, and will reflect the value of the security in the Portfolio’s net asset value, on the date on which the security can reasonably be expected to be issued.
Short Sales
A Portfolio may make short sales of securities: (i) to offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline.
When a Portfolio makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Portfolio may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. If a Portfolio engages in short sales as part of a hedging strategy, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
A Portfolio may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the values of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.
To the extent that a Portfolio engages in short sales, it will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Portfolio engages in short selling in foreign (non-U.S.) jurisdictions, the Portfolio will do so to the extent permitted by the laws and regulations of such jurisdiction. Such transactions also can be subject to the risks discussed under “Derivative Instruments” above. Restrictions on and/or reporting of short selling and short positions may negatively impact and materially impair the Portfolio's ability to execute certain transactions.
144A Securities
In addition to a Portfolio’s investments in privately placed and unregistered securities, a Portfolio may also invest in securities sold pursuant to Rule 144A under the 1933 Act. Such securities are commonly known as “144A securities” and may only be resold under certain circumstances to other institutional buyers. 144A securities frequently trade in an active secondary market. As a result of the resale restrictions on 144A securities, there is a greater risk that they will become illiquid than securities registered with the SEC. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
Illiquid Investments
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, each Portfolio may invest up to 15% of its net assets in “illiquid investments” that are assets. For these purposes, “illiquid investments” are investments that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
For each Portfolio, each portfolio investment must be classified at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), which are defined pursuant to the Liquidity Rule. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. Moreover, in making such classification determinations, a Portfolio determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Portfolio would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Portfolio takes this determination into account when classifying the liquidity of that investment. The Portfolios may be assisted in classification determinations by one or more third-party service providers. Assets classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.
Loans of Portfolio Securities
Subject to certain conditions described in the Prospectus and below, each Portfolio may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The amount of such loans by each of FISH: Series C and FISH: Series M will amount to no more than 33 1∕3% of its total assets. Each of FISH: Series R, FISH: Series TE and FISH: Series LD has no such limitation on the ability to make secured loans of its portfolio securities. A Portfolio may make such a loan provided: (i) the loan is fully collateralized; (ii) the Portfolio may at any time call the loan and obtain the return of the securities loaned; and (iii) the Portfolio will receive any interest or dividends paid on the loaned securities. Each Portfolio’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Portfolio in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. A Portfolio may pay lending fees to the party arranging the loan. Cash collateral received by a Portfolio in securities lending transactions may be invested in short-term liquid fixed-income instruments or in money market or short-term funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. As a shareholder of an investment company or other pooled vehicle, a Portfolio may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Portfolio pays its service providers. To the extent such cash collateral is invested in an affiliated money market or short-term mutual fund, such fees generally will not be waived, and PIMCO expects to select such an investment without considering or canvassing the universe of available unaffiliated investment companies. A Portfolio bears the risk of such investments.
The Portfolios may enter into reverse repurchase agreements or economically similar transactions without regard to the aforementioned 33 1/3% limitation if effected in compliance with the requirements of Rule 18f-4 discussed above.
None of the Portfolios engaged in securities lending activities during the fiscal year ended December 31, 2025.
Inflation and Deflation
The Portfolios are subject to inflation and deflation risk. Inflation risk is the risk that the value of assets or income from a Portfolio’s investments will be worth less in the future as inflation decreases the value of payments at future dates. Inflation poses a “stealth” threat to investors because it reduces savings and investment returns. Central banks, such as the U.S. Federal Reserve, generally attempt to control inflation by regulating the pace of economic activity. They typically attempt to affect economic activity; by raising and lowering short-term interest rates. At times, governments may attempt to manage inflation through fiscal policy, such as by raising taxes or reducing spending, thereby reducing economic activity; conversely, governments can attempt to combat deflation with tax cuts and increased spending designed to stimulate economic activity. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and a Portfolio’s investments may not keep pace with inflation, which may result in losses to investors. As inflation increases, the real value of a Portfolio’s portfolio could decline. A Portfolio’s dividend rates or borrowing costs, where applicable, may also increase during periods of inflation. This may further reduce Portfolio performance. The rate of inflation in many countries worldwide has increased in recent years due to supply chain disruptions, fiscal or monetary stimulus, energy price increases, wage inflation and the Russian invasion of Ukraine, among other factors. Additionally, the Federal Reserve has raised the federal funds rate. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy or changes in fiscal or monetary policies. There is no guarantee that actions taken by the Federal Reserve and other governmental bodies to reduce inflation will be effective. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely or materially impair the ability of distressed issuers to restructure, which may result in a decline in the value of a Portfolio's portfolio. Though a Portfolio may enter into instruments related to inflation or deflation (such as inflation-indexed bonds), it will be under no obligation to do so. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy or changes in fiscal or monetary policy. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.
Regulatory Matters
Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Portfolio is regulated, affect the expenses incurred directly by a Portfolio and the value of its investments affect who can invest in a Portfolio, and limit and/or preclude a Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences on the Portfolio and on investors. Moreover, government regulation may have unpredictable and unintended effects. Many of the changes required by the Dodd-Frank Act have had and could continue to materially impact the profitability of the Portfolios and the value of assets they hold, expose the Portfolios to additional costs, require changes to investment practices, and adversely affect the Portfolios’ ability to pay dividends. For example, the Volcker Rule’s restrictions on proprietary trading have negatively impacted fixed income market making capacity, which resulted in reduced liquidity in certain fixed income markets. Other regulations, such as the Risk Retention Rules, have increased costs for certain securitization transactions. Additional legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Portfolios’

ability to pursue their investment objectives or utilize certain investment strategies and techniques. While there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Portfolios will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future.
Certain instruments in which a Portfolio may invest have historically referenced the London Interbank Offered Rate (“LIBOR”) to, among other things, determine payment obligations, financing terms, hedging strategies or investment value. LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. As of June 30, 2023, LIBOR was determined to be no longer representative but certain settings of LIBOR continued to be published synthetically until September 30, 2024. Publication of all LIBOR settings has since permanently ceased. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop (e.g., the Secured Overnight Financing Rate (SOFR) for USD-LIBOR). While the transition from LIBOR has been substantially completed, there remains residual risks associated with the transition that may impact markets or particular investments and, as such, the full impact of the transition on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be fully determined. For example, so-called “tough legacy” contracts have LIBOR interest rate provisions with no fallback provisions contemplating the permanent discontinuation of LIBOR, inadequate fallback provisions or fallback provisions which may have not effectively resulted in a transition away from LIBOR prior to LIBOR’s replacement date or otherwise have inadequate fallback provisions. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System based on SOFR for tough legacy contracts governed by U.S. law. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts. Certain of a Portfolio’s investments may have involved individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or were subject to synthetic LIBOR and no assurances can be given that these measures will have had the intended effects.
These and other proposed and adopted regulatory requirements may limit the ability of a Portfolio to use derivatives, reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies.
In September 2023, the SEC adopted amendments to Rule 35d-1 under the 1940 Act, the rule governing fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule. The amendments became effective December 11, 2023. On March 14, 2025, the SEC extended the compliance date from December 11, 2025 to June 11, 2026 for fund groups with $1 billion in net assets and modified the operation of the compliance dates to allow for compliance based on the timing of certain annual disclosure and reporting obligations that are tied to the fund’s fiscal year-end.
In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require its direct participants (which generally would be a bank or broker-dealer) to submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which the direct participant is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.
The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation (”FICC“) is the only CCA for U.S. Treasury securities.

On February 25, 2025, the SEC extended the compliance date applicable to the clearing mandate for Treasury repo transactions. Under the extended compliance date, market participants, absent an exemption, will be required to clear Treasury repo transactions under the rule as of June 30, 2027. The clearing mandate is expected to result in a Portfolio being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and the Portfolio may incur costs in connection with entering into new agreements (or amending existing agreements) with direct participants of a CCA and potentially other market participants and taking other actions to comply with the new requirements. In addition, upon the compliance date taking effect, the costs and benefits of entering into Treasury repo transactions to a Portfolio may be impacted as compared to Treasury repo transactions a Portfolio may enter prior to the compliance date. PIMCO will monitor developments in the Treasury repo transactions market as the implementation period progresses.
In August 2024, the SEC adopted amendments to the reporting requirements on Form N-PORT and Form N-CEN. Under the amendments, funds must file Form N-PORT reports on a monthly basis within 30 days of month end, and each report will be made public 60 days after month end. Additionally, funds will be required to identify and provide certain information about liquidity service providers on Form N-CEN, including the asset classes for which the liquidity service provider provided liquidity classifications and whether the provider was hired or terminated during the period. The compliance date for the amendments to Form N-CEN was November 17, 2025. On April 16, 2025, the SEC extended the compliance date for Form N-PORT amendments to November 17, 2027.On February 18, 2026, the SEC extended the compliance date for Form N-PORT reporting requirements related to the Names Rule to November 17, 2027 for fund groups with net assets of $10 billion or more. In addition, on February 18, 2026, the SEC proposed amendments to certain reporting requirements on Form N-PORT that would, if adopted, provide that monthly reports must be filed within 45 days of month end and reduce the frequency of publication of reports on Form N-PORT from monthly (within 60 days of each month end) to quarterly (within 60 days after fiscal quarter end).
In addition, regulatory actions or actions taken by law enforcement entities in the United States or outside of the United States may also adversely affect a Portfolio’s investments. For example, assets that become subject to sanctions, special measures or that are involved in illegal activities such as money laundering or kleptocracy, may be seized, subject to forfeiture, frozen or otherwise become unmarketable, will lose value or become worthless and consequently adversely affect the Portfolio's value. In addition, entities in which a Portfolio is invested that have relevant touchpoints with sanctions or special measures targets may experience business or banking disruptions, which may have adverse consequences for the value of the investment. Actions such as geographical targeting orders for, or new rulemaking related to, real estate investments, money services businesses or other geographic target orders issued by FinCEN may also lengthen the settlement process, make a real estate asset less liquid and harder to sell, and/or increase costs associated with these portfolio investments.
CSDR Related Risk
The European Union has adopted a settlement discipline regime under Regulation (EU) No 909/2014 and the Settlement Discipline Regulatory Technical Standard (RTS) as they may be modified from time to time (“CSDR” and the settlement discipline regime the “CSDR SDR”). The CSDR SDR aims to reduce the number of settlement fails that occur in EEA central securities depositories (“CSDs”) and to address settlement fails where they occur. The key elements of the regime are: (i) cash penalties - EEA CSDs are required to impose cash penalties on participants that cause settlement fails and distribute these to receiving participants affected by the settlement fails; and (ii) allocations and confirmations – EEA investment firms are required to take measures to prevent settlement fails, including putting in place arrangements with their professional clients to communicate securities allocations and transaction confirmations. Mandatory buy-ins (”MBI“) remain a part of the regulation but are not currently implemented.
The CSDR SDR will impact all firms no matter where they are in the world that trade in relevant securities and instruments that will ultimately settle at an EU domiciled CSD. Originally the CSDR SDR was due to take effect in its entirety on February 1, 2022. Whilst certain requirements of the CSDR SDR did take effect on that date, principally the application of cash penalties and settlement fails reporting requirements, the MBI was delayed and will not apply until November 2, 2025. In March 2022, the European Commission published a legislative proposal to amend CSDR, including proposals to amend the MBI regime. The most significant proposal for MBI is the introduction of a “two-step” approach pursuant to which MBIs would apply if the cash penalties regime alone does not improve settlement fails in the EU. The proposals to amend CSDR continue to progress through the European legislative process. The form the MBI will take when it does take effect remains unknown.

The implementation of the CSDR SDR for Portfolios that enter into in-scope transactions may result in increased operational and compliance costs being borne directly or indirectly by the Portfolios. CSDR may also affect liquidity and increase trading costs associated with relevant securities. If in-scope transactions are subject to additional expenses and penalties as a consequence of the CSDR SDR, such expenses and penalties may be charged to a Portfolio depending upon their characterization.
Quantitative Investing Risk
PIMCO employs and/or relies on algorithms, models or other systems in connection with many of its investment activities, including research, forecasting, selection, optimization, order routing, execution, and allocation processes (together, “Systems”). These Systems, which may be employed together and operate without human intervention, rely heavily on the use of proprietary and nonproprietary data, software, hardware, and intellectual property, including data, software and hardware that may be licensed or otherwise obtained from third parties. The use of such Systems has inherent limitations and risks. Although PIMCO seeks to develop and use Systems appropriately and effectively, there can be no assurance that it will successfully do so. The Systems are extremely complex and may involve the use of financial, economic, econometric and statistical theories, research and modeling and related translation into computer code. Errors may occur in the design, writing, testing, validation, monitoring, and/or implementation of Systems, including in the manner in which Systems function together. The effectiveness of Systems may diminish over time, including as a result of market changes and changes in the behavior of market participants. The quality of the resulting analysis, investment selections, portfolio construction, asset allocations, proposed and executed trades, risk management, allocations of investment opportunities and trading strategies depends on a number of factors including the accuracy and quality of data inputs into the Systems, including through automated and manual integration of completed transactions, the mathematical and analytical assumptions and underpinnings of the Systems’ coding, the accuracy in translating those analytics into program code or interpreting the output of a System by another System in order to facilitate a transaction, change in market conditions, the successful integration of the various Systems into the portfolio selection and trading process and whether actual market events correspond to one or more assumptions underlying the Systems. Accordingly, Systems are subject to errors and/or mistakes (“System Incidents”) that may adversely impact a Portfolio. For example, System Incidents may result in Systems performing in a manner other than as intended, including, but not limited to, failure to achieve desired performance or investment objectives, execution of unanticipated trades or failure or delays in executing intended trades, failure to properly allocate trades, failure to properly gather and organize available data, or failure to identify hedging or other risk management opportunities or targets, all of which may adversely impact Portfolios.
PIMCO relies on quantitative models, data, execution and trading algorithms (including, without limitation, algorithms utilized in third-party automated trading platforms that match buyers and sellers based on price and other characteristics of the underlying investment) supplied by third parties for certain Portfolios. Such models, data and algorithms are used to construct sets of transactions and investments, to implement, route, and execute investment decisions, and to provide risk management insights. When the third-party models, data or algorithms prove to be incorrect or incomplete, any decisions or investments made in reliance thereon expose applicable Portfolios to additional risks. For example, PIMCO does not have the same insight or access into the construction, coding or testing of the algorithms, and PIMCO and applicable Portfolios will be exposed to systems, cyber security and other risks associated with the third-party models, data or algorithms. For these reasons, and subject to PIMCO satisfying its standard of care, PIMCO generally will not compensate applicable Portfolios for any losses associated with third-party models, data, or algorithms, and applicable Portfolios generally will bear all such losses. PIMCO, in its discretion, may not disclose certain such events to applicable Portfolios.
The Systems rely heavily on appropriate data inputs and it is impossible and impracticable to factor all relevant, available data into the Systems. PIMCO will use its discretion to determine what data to gather and what subset of data the Systems utilize. In addition, due to the automated nature of gathering data, the volume and depth of data available, the complexity and often manual nature of data cleaning, and the fact that the data may come from third-party sources, it is inevitable that not all desired and/or relevant data will be available to, or processed by, PIMCO at all times. Where incorrect or incomplete data is available, PIMCO may, and often will, continue to generate forecasts and make investment decisions based on the data available. Additionally, PIMCO may determine that certain available data, while potentially useful in generating forecasts and/or making investment decisions, is not cost effective to gather due to, among other factors, the technology costs or third-party vendor costs and, in such cases, PIMCO will not utilize such data. PIMCO has full discretion to select the data it utilizes, and may elect to use or may refrain from using any specific data or type of data in the Systems. The data used in the development and use of Systems may not be the most accurate data available or free of errors.
Further, if incorrect market or other data are entered into an otherwise properly functioning System, the System’s resulting output, including proposed trades or investment recommendations, may be inconsistent with the underlying investment strategy. Even if data is input correctly, prices anticipated by the data through the Systems may differ substantially from market prices, especially for financial instruments with complex characteristics, such as derivatives, in which certain Portfolios may invest. Most Systems require continual monitoring and enhancements, and there is no guarantee that such monitoring and enhancements will be successful or that Systems will operate as intended. The successful deployment of the investment strategy, the portfolio construction process and/or the trading process could be severely compromised by software or hardware malfunctions, viruses, glitches, connectivity loss, system crashes or various other System Incidents, including, in particular, where multiple Systems contribute to the process, in particular where there is no human intervention (e.g., where one System develops a signal or possible trade and another System interprets or optimizes that recommended signal or possible trade to facilitate a trade order, another System routes and executes that trade order, and another System allocates the completed trade, and where this process runs again in reliance on the preceding automated transaction). System Incidents may be difficult to detect and PIMCO may not immediately or ever detect certain System Incidents, which may have an increasing impact on a Portfolio over time. PIMCO has adopted policies and procedures that it believes are reasonably designed to prevent, detect, escalate and remediate System Incidents. PIMCO will address System Incidents in accordance with this policy but there is no guarantee that measures taken to address a System Incident will be successful.
PIMCO has policies and procedures that address identification and correction of errors that may occur in connection with PIMCO’s management of the Portfolios and other client accounts (“Trade Errors”). PIMCO generally does not classify System Incidents to be Trade Errors and applicable Portfolios generally will bear all losses associated with System Incidents, subject to PIMCO satisfying its standard of care. Further, PIMCO generally does not expect to disclose System Incidents to the Portfolios.
With respect to errors in PIMCO's trade allocation process, whether the result of a System Incident or otherwise, PIMCO will generally seek to take steps it deems appropriate to achieve the intended allocation; however, PIMCO may determine that such intended allocation is no longer possible or desirable. Portfolios will bear the economic impact, if any, associated with any change to the allocation, subject to PIMCO satisfying its standard of care.
Government Intervention Risk
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies and financial markets, economic relief packages and changes to interest rates. There can be no guarantee that any such measures taken in the past or in connection with future events (within the United States or other affected countries throughout the world) will be sufficient or have their intended effect. In addition, an unexpected or quick reversal of such measures could cause market downturns, disruptions, volatility and inflation, which could adversely affect a Portfolio's investments.
In addition, federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolios themselves are regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective. Also, while such legislation or regulations are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.
The current direction of governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply, whether through higher rates, tighter financial regulations or the Liquidity Rule proposals that may prevent mutual funds from participating in certain markets. During periods when interest rates are low (or negative), a Portfolio’s yield (or total return) may also be low and fall below zero. Very low or negative interest rates may heighten interest rate risk. A Portfolio may be subject to heightened levels of interest rate risk because the U.S. Federal Reserve (the “Federal Reserve”) has raised interest rates from historically low levels and has signaled an intention to continue to do so. To the extent the Federal Reserve continues to raise interest rates, there is a risk that rates across the financial system may rise. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent a Portfolio is exposed to such interest rates and/or volatility. Factors such as government policy, inflation, the economy and market for bonds can impact interest rates and yields.
Governments or their agencies may also acquire distressed assets from financial or other institutions and acquire ownership interests in those institutions. Such a program may have positive or negative effects on the liquidity, valuation and performance of the portfolio holdings. Furthermore, volatile financial markets can expose the Portfolios to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolios. The Portfolios have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. PIMCO will monitor developments and seek to manage the Portfolios in a manner consistent with achieving each Portfolio’s investment objective, but there can be no assurance that it will be successful in doing so.
The value of a Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Portfolio invests. In the event of such a disturbance, issuers of securities held by a Portfolio may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.
In July 2023, the SEC adopted amendments to Rule 2a-7 and other rules that govern money market funds under the 1940 Act. Among other things, the amendments: (1) removed the redemption gate framework from Rule 2a-7; (2) modified the current liquidity fee framework under Rule 2a-7 to require “institutional” prime and “institutional” tax-exempt money market funds to impose a mandatory liquidity fee when the fund experiences net redemptions that exceed 5% of net assets, while also allowing any non-“government” money market fund to impose a discretionary liquidity fee if the board (or its delegate) determines a fee is in the best interest of the fund (irrespective of liquidity or redemption levels); (3) increased the required minimum levels of daily and weekly liquid assets for all money market funds; and (4) permitted “retail” and “government” money market funds to use a reverse distribution mechanism, or reduce the number of shares outstanding, if negative interest rates occur in the future to maintain a stable $1.00 price per share.
Short-term Investments/Temporary Defensive Strategies
The Portfolio may make short-term investments when attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. If PIMCO believes that economic or market conditions are unfavorable to investors, PIMCO may temporarily invest up to 100% of a Portfolio’s assets in certain defensive strategies for temporary or indefinite periods. These defensive strategies include holding a substantial portion of a Portfolio’s assets in cash, cash equivalents or other highly rated short-term securities, including securities issued or guaranteed by the U.S. Government or other relevant governments, its agencies or instrumentalities. As discussed in this Statement of Additional Information, a Portfolio may also invest in affiliated money market and/or short-term bond funds for cash management purposes.
Increasing Government and Other Public Debt
Government and other public debt, including municipal securities, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. For example, the total public debt of the United States and other countries around the globe as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn was further accelerated in connection with the U.S. Government’s response to the COVID-19 pandemic. Governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high debt level may increase market pressures to meet government funding needs, which can increase debt costs and cause a government or public or municipal entity to issue additional debt, thereby increasing refinancing risk. A high debt level also raises concerns that the issuer may be unable or unwilling to make principal or interest payments when they are due, which may adversely impact the value of certain instruments held by a Portfolio. Unsustainable debt levels can cause declines in the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns or can generate or contribute to an economic downturn. In addition, the high and rising level of U.S. national debt may adversely impact the U.S. economy and securities in which a Portfolio may invest. From time to time, uncertainty regarding potential increases in the statutory debt ceiling could: increase the risk that the U.S. Government may default on payments on certain U.S. Government securities; cause the credit rating of the U.S. Government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.
The U.S. sovereign credit rating has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. The rating market, prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a rating agency's decision to downgrade the U.S. sovereign credit rating. The foregoing risks could adversely affect the value of the Portfolios’ investments.
U.S. Government Securities
U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolios’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as securities issued by members of the Farm Credit System, are supported only by the credit of the agency, instrumentality or corporation. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the VA. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.
U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.
Preferred Securities
Each Portfolio may invest in preferred securities of U.S. issuers or, in the case of FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series LD, foreign issuers. Preferred securities represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.
Fixed Rate Preferred Securities.  Some fixed rate preferred securities in which a Portfolio may invest, known as perpetual preferred securities, offer a fixed return with no maturity date. Because they never mature, perpetual preferred securities act like long-term bonds and can be more volatile than and more sensitive to changes in interest rates than other types of preferred securities that have a maturity date. The Portfolios may also invest in sinking fund preferred securities. These preferred securities also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred securities makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred securities.
Adjustable Rate and Auction Preferred Securities.  Typically, the dividend rate on an adjustable rate preferred security is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on another type of preferred securities in which the Portfolios may invest, commonly known as auction preferred securities, is adjusted at intervals that may be more frequent than quarterly, such as every 7 or 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred securities currently outstanding are perpetual, but are redeemable after a specified date, or upon notice, at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred securities are generally adjusted or reset frequently, the market values of these preferred securities may still fluctuate in response to changes in interest rates. Market values of adjustable preferred securities also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. Auctions for U.S. auction preferred securities have failed since early 2008, and the dividend rates payable on such preferred shares since that time typically have been paid at their maximum applicable rate (typically a function of a reference rate of interest). The Adviser expects that auction preferred securities will continue to pay dividends at their maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for auction preferred securities may resume normal functioning.
Repurchase Agreements
Each Portfolio may enter into repurchase agreements, which involve an agreement to purchase a security and to sell that security back to the original seller. If the party agreeing to repurchase should default, the Portfolio may seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Please refer to “Illiquid Investments” above for further discussion of regulatory considerations and constraints relating to investment liquidity.
Portfolio Operations
Operational Risk.  An investment in a Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Portfolio. While the Portfolios seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Portfolio.
Market Disruptions Risk.  The Portfolios are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from actual or threatened war or armed conflicts, military conflicts, terrorism, social unrest, recessions, supply chain disruptions, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, or the imposition of sanctions and other measures, including the imposition of tariffs, or other U.S. economic policies and any related public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), bank failures and natural/environmental disasters, which can all negatively impact the securities markets and cause a Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolios’ service providers, including PIMCO as the Portfolios’ investment adviser, rely, and could otherwise disrupt the Portfolios’ service providers’ ability to fulfill their obligations to the Portfolios.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses. Such a health care crisis could also impact the ability to complete redemptions, and adversely impact investments held by a Portfolio. For example, the outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Portfolio holds. The transmission of COVID-19 and efforts to contain its spread resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general economic concern and uncertainty. These disruptions led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. Public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolios. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Portfolios being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments. These and other developments may adversely affect the liquidity of the Portfolios’ holdings (see “Liquidity Risk” in the prospectus for further details).
Cyber Security Risk.  As the use of complex information technology and communications systems, including cloud-based technology, has become more prevalent and interconnected in the course of business, the Portfolios have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security despite the efforts of PIMCO, a Portfolio, or their service providers to adopt technologies, processes, and practices intended to mitigate these risks. Disruptions or failures that affect service providers, counterparties, market participants, or issuers of securities held by a Portfolio may adversely affect PIMCO or a Portfolio, including by causing losses or impairing PIMCO’s or a Portfolio’s operations. Information relating to a Portfolio’s investments has been and will in the future be delivered electronically, which can give rise to a number of risks, including, but not limited to, the risks that such communications may contain computer viruses or other defects, may not be accurately replicated on other systems, or may be intercepted, deleted or interfered with, without the knowledge of the sender or the intended recipient. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the digital information systems that support a Portfolio (e.g., through “hacking,” ransomware or malicious software coding) or outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users), but may also result from intentionally or unintentionally harmful acts of PIMCO personnel. In addition, cyber security breaches involving third-party service providers that provide services to PIMCO or a Portfolio (including but not limited to vendors, advisers, sub-advisers, administrators, transfer agents, regulatory authorities, custodians, registry operators, distributors and other third parties), trading counterparties and issuers in which a Portfolio invests can also subject a Portfolio to many of the same risks associated with direct cyber security breaches. Geopolitical tensions can increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing who may desire to use cybersecurity attacks to cause damage or create leverage against geopolitical rivals. PIMCO’s use of cloud-based service providers could heighten or change these risks. In addition, work-from-home arrangements by PIMCO or its service providers could increase all of the above risks, create additional data and information accessibility concerns, and make a Portfolio, PIMCO or their service providers susceptible to operational disruptions, any of which could adversely impact their operations.
Cyber security failures or breaches may result in financial losses to a Portfolio and its shareholders. For example, cyber security failures or breaches involving trading counterparties or issuers in which a Portfolio invests could adversely impact such counterparties or issuers and cause the Portfolio's investment to lose value. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
As computing technology and data analytics advance, there has been a trend towards machine driven and artificially intelligent trading systems, particularly with respect to increasing levels of autonomy in trading decision capabilities. Regulators of financial markets have become increasingly focused on the potential impact of artificial intelligence on investment activities and may issue regulations that affect the use of artificial technology in trading activities. Any such regulations may not have the effect on financial markets that regulators intend. Moreover, advancements in artificial intelligence and other technologies may result in the introduction of errors, defects or security vulnerabilities, which can go undetected. The potential speed of such trading and other technologies may exacerbate the impact of any such incidents, particularly where such incidents are exploited by other artificially intelligent systems designed to impair or prevent the intervention of a human control.
Like with operational risk in general, the Portfolios have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Portfolios do not directly control the cyber security systems of issuers in which a Portfolio may invest, trading counterparties or third party service providers to the Portfolios. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cyber security breaches may not be detected. The Portfolios and their shareholders may suffer losses as a result of a cyber security breach related to the Portfolios, their service providers, trading counterparties or the issuers in which a Portfolio invests.
Clearance and Settlement Technology Risk. PIMCO may utilize new and emerging technologies for the clearance and settlement of securities purchased by the Portfolios including, but not limited to, technologies based on distributed ledger technology (blockchain). The use of these technologies in this way is novel, and could subject the Portfolios to risks, including risks related to settlement failures, failures in the technology, or regulatory risk. Novel settlement technologies may not function as intended and the underlying computer code may contain errors or limitations that lead to disruptions in services. In addition, there may be few or no counterparties available using these settlement technologies. As a result, securities that clear and settle on these systems may be less liquid than similar securities purchased through traditional clearance and settlement systems. Please refer to “Illiquid Investments” above for further discussion of regulatory considerations and constraints relating to investment liquidity.
Investment Restrictions
Fundamental Investment Restrictions
FISH: Series C and FISH: Series M. The investment restrictions set forth below are fundamental policies of each of FISH: Series C and FISH: Series M and may not be changed with respect to each of those Portfolios without shareholder approval by vote of a majority of the outstanding voting securities of that Portfolio. For purposes of the foregoing, “majority of the outstanding shares,” means (i) 67% or more of the shares present at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less. Under these restrictions, neither of these Portfolios may:
(1)
borrow money in excess of 10% of the value (taken at the lower of cost or current value) of such Portfolio’s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased;
(2)
invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);
(3)
with respect to 50% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
(4)
with respect to 50% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
(5)
purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;
(6)
purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;
(7)
purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;
(8)
borrow money, or pledge, mortgage or hypothecate its assets, except that a Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in the Prospectus and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Portfolio’s assets);
(9)
issue senior securities, except insofar as such Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with the Portfolio’s borrowing policies (for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security);
(10)
lend any funds or other assets, except that such Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers’ acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust; or

(11)
act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.
FISH: Series R. The investment restrictions set forth below are fundamental policies of FISH: Series R and may not be changed with respect to the Portfolio without shareholder approval by vote of a majority of the outstanding voting securities of the Portfolio. Under these restrictions, the Portfolio may not:
(1)
borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;
(2)
concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;
(3)
purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;
(4)
purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;
(5)
purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;
(6)
make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time; or
(7)
act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.
FISH: Series TE. The investment restrictions set forth below are fundamental policies of FISH: Series TE and may not be changed with respect to the Portfolio without shareholder approval by vote of a majority of the outstanding voting securities of the Portfolio. Under these restrictions, the Portfolio may not:
(1)
borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;
(2)
concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;
(3)
purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;
(4)
purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Portfolio may use USD Libor Swaps, US Treasury Futures, MCDX, and UST Options for hedging purposes;
(5)
purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction. However, the Portfolio may invest up to 30% of its assets in Tender Option Bonds to create leverage;
(6)
make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time; or
(7)
act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.
FISH: Series LD. The investment restrictions set forth below are fundamental policies of FISH: Series LD and may not be changed with respect to the Portfolio without shareholder approval by vote of a majority of the outstanding voting securities of the Portfolio. Under these restrictions, the Portfolio may not:
(1)
borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;
(2)
concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;
(3)
purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;
(4)
purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;
(5)
purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;
(6)
make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time; or
(7)
act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.
All Portfolios: Each Portfolio was previously registered as a non-diversified investment company; however, by operation of Rule 13a-1 under the 1940 Act, each Portfolio’s classification has since changed from non-diversified to diversified. This means that each Portfolio may not, with respect to 75% of the Portfolio’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. No Portfolio may change its classification from diversified to non-diversified without shareholder approval by vote of a majority of the outstanding voting securities of the Portfolio.
Non-Fundamental Investment Restrictions
The Portfolios are also subject to the following non-fundamental restrictions, as indicated (which may be changed without shareholder approval).
Each of FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series LD may not, under normal circumstances, invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities. FISH: Series TE may not, under normal circumstances, invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. fixed income instruments consisting of debt securities whose interest is, in the opinion of bond counsel at the time of issuance, exempt from federal income tax

(i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax). For purposes of each of the foregoing non-fundamental restrictions, derivative instruments with economic characteristics similar to fixed income securities will be treated as fixed income securities. A Portfolio may not change its non-fundamental investment restriction unless the Portfolio provides shareholders with the notice required by Rule 35d-1 under the 1940 Act, as it may be amended from time to time.
A Portfolio may not invest more than 15% of its net assets in illiquid investments that are assets, as determined pursuant to Rule 22e-4 under the 1940 Act and the Portfolio’s procedures adopted thereunder.
Amendments to Rule 35d-1 under the 1940 Act adopted in September 2023 modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of Rule 35d-1. Accordingly, changes to a Portfolio’s calculation methodology for derivatives instruments for purposes of Rule 35d-1 consistent with such amendments and applicable regulatory interpretations thereof will not constitute a change to the Portfolio’s policy adopted pursuant to Rule 35d-1 and will not require notice or shareholder approval.
Other Information Regarding Investment Restrictions
Unless otherwise indicated, all limitations applicable to a Portfolio’s investments apply only at the time of investment. Any subsequent change in a rating assigned by any rating service to a security, or change in the percentage of a Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio’s total assets, will not require the Portfolio to dispose of an investment. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. FISH: Series R, FISH: Series TE and FISH: Series LD (each, a “Borrowing Portfolio” and, together, the “Borrowing Portfolios”) interpret their policies with respect to borrowing and lending to permit such activities as may be lawful for those Portfolios, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. To the extent permitted by the 1940 Act and the rules thereunder, the Portfolios may enter into transactions with respect to the investment of daily cash balances of the Portfolios in shares of PIMCO-sponsored money market and/or short-term bond funds.
Pursuant to an exemptive order issued by the SEC, the Portfolios, along with other registered investment companies in the PIMCO funds family may engage in interfund lending transactions, to the extent such participation is consistent with each Portfolio’s investment objective and investment policies. As part of the interfund lending program, the Portfolios whose policies so permit may directly lend to and borrow money from each other, as detailed in the exemptive relief (the “Interfund Lending Program”).
A loan made through the Interfund Lending Program may be preferable to borrowing from a bank from the perspective of a borrowing fund (i.e., at a lower interest rate) and more beneficial than an alternative short-term investment from the perspective of a lending fund (i.e., at a higher rate of return). The term of an interfund loan is limited to the lesser of: time required to receive payment for securities sold; seven business days; or the maximum term on any outstanding bank loan (but in no event more than seven business days). In addition, an interfund loan is callable with one business day’s notice. All loans are for temporary purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the bank loan rate.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. No fund may borrow more than the amount permitted by its investment limitations and all loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees, each as defined in the exemptive order and the Portfolios associated policies and procedures.
No borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the interfund loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an interfund loan is not available. If a borrowing fund is unable to repay the loan when due, a delay in repayment to the lending fund could result in a lost investment opportunity for the lending fund.

Pursuant to policies adopted by the Portfolios’ Board of Trustees, purchased OTC options and the assets used as cover for OTC options written by a Portfolio may be treated as liquid. Please refer to “Illiquid Investments” above for further discussion of regulatory considerations and constraints relating to investment liquidity. It is noted that, while regulatory guidance indicates that assets used for cover may be considered “encumbered,” the liquidity classification of assets used for cover is not affected by their status as being used for cover.
Each Portfolio would be deemed to “concentrate” in a particular industry if it invested 25% or more of its total assets in that industry. Each Portfolio interprets its policy with respect to concentration in a particular industry under Fundamental Investment Restriction 2, above, to apply to direct investments in the securities of issuers in a particular industry, and to any other investments, such as certain derivatives, that may properly be assigned to a particular industry, as defined by the Portfolios. For purposes of this restriction, a foreign government is considered to be an industry. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to a Portfolio’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Similarly, municipal bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to a Portfolio’s industry concentration restrictions. In the case of privately issued mortgage-related securities, or any ABS, the Trust takes the position that such securities do not represent interests in any particular “industry” or group of industries. The Portfolios’ industry concentration policy also does not preclude the Portfolios from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).
A Portfolio may invest in certain derivative instruments which, while representing a relatively small amount of the Portfolio’s net assets, provide a greater amount of economic exposure to a particular industry. To the extent that a Portfolio obtains economic exposure to a particular industry in this manner, it may be subject to similar risks of concentration in that industry as if it had invested in the securities of issuers in that industry directly.
The phrase “shareholder approval,” as used in the Prospectus and this Statement of Additional Information, and the phrase a “vote of a majority of the outstanding voting securities,” as used herein, mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Portfolio or the Trust, as the case may be, or (2) 67% or more of the shares of a Portfolio or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. To the extent a Portfolio covers its commitment under a reverse repurchase agreement or other derivative instrument by the designation of assets determined to be liquid, equal in value to the amount of the Portfolio’s commitment, such instrument will not be considered a “senior security” for purposes of the Portfolios’ limitations on borrowings.
For purposes of a Portfolio’s investment policy adopted pursuant to Rule 35d-1 under the 1940 Act, the Portfolio will count derivative instruments at market value.
For purposes of other investment policies and restrictions, the Portfolios may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value), or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). For example, a Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, a Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or less than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
From time to time, a Portfolio may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) including, but not limited to, where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Portfolio, and the acquisition is determined to be beneficial to Portfolio shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Portfolio has the opportunity to acquire a permitted security or instrument through a Voluntary

Action, and the Portfolio will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Portfolio sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Unless otherwise indicated, all percentage limitations on Portfolio investments (as stated throughout this Statement of Additional Information or in the Prospectuses) that are not: (i) specifically included in this “Investment Restrictions” section; or (ii) imposed by the 1940 Act, rules thereunder, the Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time of investment unless the acquisition is a Voluntary Action. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Portfolio’s acquisition of securities or instruments through a Voluntary Action.
Roll-timing strategies can be used where a Portfolio seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or TBA transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Portfolio to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. A TBA purchase commitment is a security that is purchased or sold for a fixed price and the underlying securities are announced at a future date. Recently finalized FINRA rules include mandatory margin requirements for the TBA market with limited exceptions. TBAs have historically not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity. Similarly, a Portfolio may “roll” an existing OTC swap agreement by closing out the position before expiration and contemporaneously entering into a non-OTC swap agreement on the same underlying asset with substantially similar terms except for a later expiration date, regardless of whether zero, one, or both legs of the roll are cleared. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Elective Investment Restrictions (defined in the preceding paragraph), which normally apply at the time of investment, do not apply to Roll Transactions (although Elective Investment Restrictions will apply to the Portfolio’s entry into the initial position). In addition and notwithstanding the foregoing, for purposes of this policy, those Non-Fundamental Investment Restrictions that are considered Elective Investment Restrictions for purposes of the policy on Voluntary Actions (described in the preceding paragraph) are also Elective Investment Restrictions for purposes of this policy on Roll Transactions. The Portfolios will test for compliance with Elective Investment Restrictions at the time of a Portfolio’s initial entry into a position, but the percentage limitations and absolute prohibitions set forth in the Elective Investment Restrictions are not applicable to a Portfolio’s subsequent acquisition of securities or instruments through a Roll Transaction.
A Portfolio’s investment policies, limitations, or practices are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this Statement of Additional Information or in the Prospectus). Pursuant to the discretion of PIMCO, these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. During such periods, a Portfolio may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.
For temporary or defensive purposes, each Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when the Adviser deems it appropriate to do so. When a Portfolio engages in such strategies, it may not achieve its investment objectives.
Management Of The Trust
Trustees and Officers
The business of the Trust is managed under the direction of the Trust’s Board of Trustees (the “Board”). Subject to the provisions of the Trust’s Third Amended and Restated Agreement and Declaration of Trust (“Declaration of

Trust”), as may be amended from time to time, its Bylaws, as may be amended from time to time, and Massachusetts law, the Trustees have all powers necessary and convenient to carry out their responsibilities, including the election and removal of the Trust’s officers.
Board Leadership Structure
The Board consists of seven Trustees, five of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust or of the Adviser (the “Independent Trustees”), which represents 71% of Board members that are Independent Trustees. An Independent Trustee serves as Chair of the Trustees and is selected by a vote of the majority of the Independent Trustees. The Chair of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.
The Board meets regularly four times each year to discuss and consider matters concerning the Trust and the Portfolios, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel.
The Board has established five standing Committees to facilitate the oversight of the management of the Trust: the Audit Oversight Committee, the Governance and Nominating Committee, the Valuation Oversight Committee, the Contracts Committee and the Performance Committee. The functions and role of each Committee are described below under “— Committees of the Board of Trustees.” The membership of each Committee (other than the Performance Committee) consists of only the Independent Trustees. The Performance Committee consists of all the Trustees. The Independent Trustees believe that participation on each Committee allows them to participate in the full range of the Board’s oversight duties.
The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chair, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees (with the exception of the Performance Committee), is appropriate in light of the characteristics and circumstances of the Trust. In reaching this conclusion, the Board considered, among other things, the predominant role of the Adviser in the day-to-day management of the Portfolios’ affairs, the extent to which the work of the Board is conducted through the Committees, the number of funds in the fund complex overseen by members of the Board that, the variety of asset classes those funds include, the assets of each Portfolio and the other funds in the fund complex and the management, distribution, and other service arrangements of each Portfolio and such other funds. The Board also believes that its structure, including the presence of two Trustees who are executives with Adviser or Adviser-affiliated entities, facilitates an efficient flow of information concerning the management of the Trust to the Independent Trustees.
Risk Oversight
The Portfolios have retained the Adviser to provide investment advisory services and administrative services. Accordingly, the Adviser is immediately responsible for the management of risks that may arise from Portfolio investments and operations. Some employees of the Adviser serve as the Trust’s officers, including the Trust’s principal executive officer, principal financial and accounting officer, chief compliance officer and chief legal officer. The Adviser and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage different types of risks associated with the Trust’s activities. The Board oversees the performance of these functions by the Adviser and the Trust’s other service providers, both directly and through the Committee structure it has established. The Board receives from the Adviser a wide range of reports, both on a regular and as-needed basis, relating to the Portfolios’ activities and to the actual and potential risks of the Portfolios and the Trust as a whole. These include reports on investment and market risks, custody and valuation of the Portfolios’ assets, compliance with applicable laws, and the Portfolio’s financial accounting and reporting. The Board also regularly receives, from the Portfolios’ principal underwriter, reports regarding distribution, sales and marketing of each Portfolio’s shares, as well as related risks. In addition, the Board meets periodically with the portfolio managers of the Portfolios or their delegates to receive reports regarding the portfolio management of the Portfolios and their performance, including their investment risks. In the course of these meetings and discussions with the Adviser, the Board has emphasized the importance of the Adviser maintaining vigorous risk management programs and procedures with respect to the Trust.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within PIMCO’s organization, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Trust with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.
The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Portfolios can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Portfolios’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.
The Trustees and officers of the Trust, their year of birth, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the Fund Complex that the Trustee oversees and any other public company directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years has been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
Trustees of the Trust
Name and Year of Birth and Position(s) Held with the Portfolios	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees(1)
Alan Rappaport 1953	Chair of the Board, Trustee	Chair of the Board (January 2026 - Present); Trustee since 2010.
Director, Victory Capital Holdings, Inc., an
asset management firm (since 2013).
Formerly, Adjunct Professor, New York
University Stern School of Business
(2011-2020); Lecturer, Stanford University
Graduate School of Business (2013-2020);
Advisory Director (formerly Vice
Chairman), Roundtable Investment
Partners (2009-2018); Member of Board of
Overseers, NYU Langone Medical Center
(2015-2016); Trustee, American Museum
of Natural History (2005-2015); Trustee,
NYU Langone Medical Center
(2007-2015); and Vice Chairman
(formerly, Chairman and President),
U.S. Trust (formerly, Private Bank of Bank
of America, the predecessor entity of
U.S. Trust) (2001-2008).
				24	Trustee, Allianz Funds (2010-2021); Chairman of the Board of Trustees, Virtus Closed-End Funds (2021-2023)

Name and Year of Birth and Position(s) Held with the Portfolios	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During the Past 5 Years
Sarah E. Cogan 1956	Trustee	Since 2019.	Retired Partner, Simpson Thacher & Bartlett LLP (law firm) (1989-2018); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013).	24	Trustee, Allianz Funds (2019-2021); Trustee, Virtus Funds (2021-Present)
Kathleen A. McCartney 1955	Trustee	Since 2022.
Director (since 2013) and President (since
2020), Five Colleges, Inc., consortium of
liberal arts colleges and universities;
President Emerita, Smith College (since
2023). Formerly, President, Smith College
(2013-2023); Director, American Council
on Education Board of Directors,
(2015-2019); Director, Consortium on
Financing Higher Education Board of
Directors (2015-2019); Director, edX
Board of Directors, online course provider
(2012-2013); Director, Bellwether
Education Partners Board, national
nonprofit organization (2010-2013); Dean,
Harvard Graduate School of Education
(2006-2013); and Trustee, Tufts University
(2007-2013).
				24	None
Mark Michel(4) 1965	Trustee	Since September 2025.	Formerly, Audit Partner, Ernst & Young, a global accounting firm (2004-2025).	24	None
Sonya Morris(4) 1962	Trustee	Since 2010.	Formerly, Managing Director, Harbor Capital Advisors, an investment adviser (2013 -2022); and Senior Investment Consultant (2010 -2013) and Senior Mutual Fund Analyst and Editorial Director (2004 -2010), Morningstar, Inc., a global provider of investment data and research.	24	Trustee and Investment Committee Chair, City of Cincinnati Employee Retirement System, a public pension fund (Since 2023)
Interested Trustees

Name and Year of Birth and Position(s) Held with the Portfolios	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During the Past 5 Years
Libby D. Cantrill(5)(6) 1977	Trustee	Since 2023	Managing Director, Head of Public Policy, PIMCO (since 2007); Institutional Account Manager, PIMCO (2007-2010); Legislative Aide, House of Representatives (2003-2005); and Investment Banking Analyst, Morgan Stanley (2000-2003).	24	Member of the Board of Directors, Covenant House New York (2021-Present); Member of the Board, Securities Industry and Financial Markets Association (2022-Present).
David Flattum(5)(6) 1964	Trustee	Since 2024	Consultant, PIMCO (2023-present); Global General Counsel, PIMCO (2006-2023); General Counsel and Chief Operating Officer, Allianz Asset Management of America (2001-2006).	24	None
1
“Independent Trustees” are those Trustees who are not “interested persons” of the Trust (as defined in Section 2(a)(19) of the Act).
2
Under the Trust's Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the election and qualification of his or her successor.
3
The Term “Fund Complex” as used herein includes the Portfolios and any other registered investment company (i) that holds itself out to investors as a related company for purposes of investment and investor services; or (ii) for which PIMCO or an affiliate of PIMCO serves as primary investment adviser.
4
Mr. Michel and Ms. Morris were each appointed as a Trustee of the Trust effective September 18, 2025.
5
Ms. Cantrill and Mr. Flattum are “interested persons” of each Portfolio as defined in Section 2(a)(19) of the Act, due to their affiliation with PIMCO and its affiliates.
6
The business address of this Trustee is c/o Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, CA 92660.
Officers
Name, Year of Birth and Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Joshua D. Ratner 1976 President	Since 2024
Executive Vice President and Head of Americas Fund
Operations – Client, Legal and Funds; Deputy General
Counsel, PIMCO. President, PIMCO-Managed Funds,
PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO
ETF Trust, PIMCO Equity Series, PIMCO Equity Series
VIT and PIMCO Flexible Real Estate Income Fund,
Director, PIMCO Canada Corp; Director, PIMCO Aurora
LLC.

Name, Year of Birth and Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Keisha Audain-Pressley 1975 Chief Compliance Officer	Since 2018
Executive Vice President and Deputy Chief Compliance
Officer, PIMCO. Chief Compliance Officer,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Flexible Real Estate Income Fund,
PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO
ETF Trust, PIMCO Equity Series, PIMCO Equity Series
VIT and PIMCO Capital Solutions BDC Corp.

Ryan G. Leshaw** 1980 Chief Legal Officer and Secretary	Chief Legal Officer – Since 2019 Secretary – Since 2024
Executive Vice President and Deputy General Counsel,
PIMCO. Chief Legal Officer and Secretary,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Flexible Real Estate Income Fund,
PIMCO Capital Solutions BDC Corp, PIMCO Funds,
PIMCO Variable Insurance Trust, PIMCO ETF Trust,
PIMCO Equity Series and PIMCO Equity Series VIT;
Chief Legal Officer; PIMCO Asset-Based Lending Co
LLC.

Peter G. Strelow** 1970 Senior Vice President	Since 2019
Managing Director and Co-Chief Operating Officer,
PIMCO. Senior Vice President, PIMCO-Sponsored
Closed-End Funds, PIMCO-Sponsored Interval Funds,
PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO
ETF Trust, PIMCO Equity Series and PIMCO Equity
Series VIT. Formerly, Chief Administrative Officer,
PIMCO.

Douglas B. Burrill 1980 Vice President	Since 2022
Executive Vice President, PIMCO. Vice President,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Flexible Real Estate Income Fund,
PIMCO Capital Solutions BDC Corp, PIMCO Funds,
PIMCO Variable Insurance Trust, PIMCO ETF Trust,
PIMCO Equity Series, PIMCO Equity Series VIT.

Carol K. Chan** 1982 Vice President	Since 2024
Senior Vice President, PIMCO. Vice President,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Flexible Real Estate Income Fund,
PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO
ETF Trust, PIMCO Equity Series and PIMCO Equity
Series VIT.

Alyssa M. Creighton** 1974 Vice President	Since 2024
Senior Vice President, PIMCO. Vice President,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Flexible Real Estate Income Fund,
PIMCO Capital Solutions BDC Corp, PIMCO Funds,
PIMCO Variable Insurance Trust, PIMCO ETF Trust,
PIMCO Equity Series, PIMCO Equity Series VIT.

Jason R. Duran** 1977 Vice President	Since 2023
Vice President, PIMCO. Vice President,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Funds, PIMCO Variable Insurance
Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO
Equity Series VIT.

Michele N. Ellis 1975 Vice President	Since 2024
Vice President, PIMCO. Vice President,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Flexible Real Estate Income Fund,
PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO
ETF Trust, PIMCO Equity Series and PIMCO Equity
Series VIT.

Name, Year of Birth and Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Kenneth W. Lee** 1972 Vice President	Since 2022
Senior Vice President, PIMCO. Vice President,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Flexible Real Estate Income Fund,
PIMCO Capital Solutions BDC Corp, PIMCO Funds,
PIMCO Variable Insurance Trust, PIMCO ETF Trust,
PIMCO Equity Series, PIMCO Equity Series VIT.

Greg J. Mason*** 1980 Vice President	Since 2023
Senior Vice President, PIMCO. Vice President,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Flexible Real Estate Income Fund,
PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO
ETF Trust, PIMCO Equity Series and PIMCO Equity
Series VIT.

Colleen P. McLaughlin*** 1983 Vice President	Since 2024
Senior Vice President, PIMCO. Vice President,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Flexible Real Estate Income Fund,
PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO
ETF Trust, PIMCO Equity Series and PIMCO Equity
Series VIT.

Shiv Narain** 1981 Vice President	Since 2024
Executive Vice President, PIMCO. Vice President,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Flexible Real Estate Income Fund,
PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO
ETF Trust, PIMCO Equity Series and PIMCO Equity
Series VIT.

Keith A. Werber** 1973 Vice President	Since 2022
Executive Vice President, PIMCO. Vice President,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Flexible Real Estate Income Fund,
PIMCO Capital Solutions BDC Corp, PIMCO Funds,
PIMCO Variable Insurance Trust, PIMCO ETF Trust,
PIMCO Equity Series, PIMCO Equity Series VIT.

Paul T. Wildermuth** 1979 Vice President	Since 2024
Vice President, PIMCO. Vice President,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Flexible Real Estate Income Fund,
PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO
ETF Trust, PIMCO Equity Series, PIMCO Equity Series
VIT.

Bijal Y. Parikh** 1978 Treasurer	Since 2021
Executive Vice President, PIMCO. Treasurer,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Flexible Real Estate Income Fund,
PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO
ETF Trust, PIMCO Equity Series, PIMCO Equity Series
VIT.

Brandon T. Evans** 1982 Deputy Treasurer	Since 2022
Senior Vice President, PIMCO. Deputy Treasurer,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Flexible Real Estate Income Fund,
PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO
ETF Trust, PIMCO Equity Series and PIMCO Equity
Series VIT.

Name, Year of Birth and Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Erik C. Brown*** 1967 Assistant Treasurer	Since 2015
Executive Vice President, PIMCO. Assistant Treasurer,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Flexible Real Estate Income Fund,
PIMCO Capital Solutions BDC Corp, PIMCO Funds,
PIMCO Variable Insurance Trust, PIMCO ETF Trust,
PIMCO Equity Series and PIMCO Equity Series VIT.

Laine E. Pacetti** 1989 Assistant Treasurer	Since 2024
Vice President, PIMCO. Assistant Treasurer,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Flexible Real Estate Income Fund,
PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO
ETF Trust, PIMCO Equity Series and PIMCO Equity
Series VIT.

Jason R. Stern 1979 Assistant Treasurer	Since 2024
Vice President, PIMCO. Assistant Treasurer,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Flexible Real Estate Income Fund,
PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO
ETF Trust, PIMCO Equity Series and PIMCO Equity
Series VIT.

Chi H. Vu** 1983 Assistant Treasurer	Since 2024
Vice President, PIMCO. Assistant Treasurer,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Flexible Real Estate Income Fund,
PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO
ETF Trust, PIMCO Equity Series and PIMCO Equity
Series VIT.

*
The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc. the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Emerging Markets Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund.
**
The business address of these officers is c/o Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, CA 92660.
***
The business address of these officers is c/o Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.
Trustee Qualifications — The Board has determined that each Trustee is qualified to serve as such based on several factors (none of which alone is decisive). Each Trustee is knowledgeable about the Portfolios’ business and service provider arrangements in part because he or she serves as trustee or director to a number of other investment companies advised by PIMCO and/or its affiliates with similar arrangements to that of the Portfolios or has had significant experience in the investment management and/or financial services industries, or has other experience deemed qualifying by the Board. Among the factors the Board considers when concluding that an individual is qualified to serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.
In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Portfolios, were a significant factor in the determination by the Board that the individual is qualified to serve as a Trustee of the Portfolios. The following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Libby D. Cantrill — Ms. Cantrill has substantial experience in the investment management industry. Ms. Cantrill has more than 20 years of investment experience and is the Head of Public Policy and a managing director in PIMCO's portfolio management group. In her role, she analyzes policy and political risk for the firm's Investment Committee and leads U.S. policymaker engagement and policy strategy for the firm. She also works closely with PIMCO's Global Advisory Board and has served as a rotating member of the firm's Executive Committee. Ms. Cantrill is a Chartered Financial Analyst charterholder.
Sarah E. Cogan — Ms. Cogan has substantial legal experience in the investment management industry, having served as a partner at a large international law firm in the corporate department for over 25 years and as former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her experience as counsel to the Independent Trustees of the Trust and as counsel to other independent trustees, investment companies and asset management firms.
David Flattum — Mr. Flattum joined PIMCO as Global General Counsel in 2006. Previously, he was General Counsel and Chief Operating Officer of Allianz Asset Management of America and a partner at the law firm of Latham & Watkins, specializing in mergers and acquisitions. He has served in numerous leadership capacities, including as Chair of PIMCO’s Audit, Risk, Conflicts, and Pricing Committees and as Chief Legal Officer for the PIMCO Funds. He retired from his role as Global General Counsel of PIMCO at the end of 2023 and has continued to stay engaged with PIMCO as a consultant.
Kathleen A. McCartney — Ms. McCartney has substantial board experience, having served on a number of nonprofit boards, as trustee of Tufts University, director of the American Council on Education, director of the Consortium on Financing Higher Education, founding board member of edX, and director of the Bellwether Education Partners board. She also has substantial senior executive experience as the President Emerita and former President of Smith College and director of Five Colleges, Inc.
Mark Michel —  Mr. Michel has substantial experience in the investment management industry, having served as a partner at a large audit and consulting firm in the wealth and asset management practice for over 20 years. He has extensive experience in the oversight of audits for large mutual fund complexes and other financial institutions. He also serves as the Audit Oversight Committee's Chair and has been determined by the Board to be an ”audit committee financial expert.“
Sonya Morris —  Ms. Morris has substantial senior executive experience in the investment management industry, having served as a managing director at a large asset manager. She has extensive experience in oversight of investment managers and with institutional and retail distribution channels through her experience at asset management and investment research companies. In addition, she has served as trustee and investment committee chair of a midsized public pension fund. Ms. Morris is a Chartered Financial Analyst charterholder.
Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the Private Bank of Bank of America and as Vice Chairman of U.S. Trust and as an Advisory Director of an investment firm.
Committees of the Board of Trustees
Audit Oversight Committee.  The Board has established an Audit Oversight Committee currently consisting of Messrs. Michel and Rappaport and Mses. Cogan, McCartney and Morris each of whom is an Independent Trustee. Mr. Michel is the current Chair of the Audit Oversight Committee. The Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Trust and, among other things, determines the selection of an independent registered public accounting firm for the Trust and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of the Trust and approves non-audit services to be performed by the auditors for certain affiliates, including PIMCO and entities in a control relationship with the Adviser that provide services to the Trust where the engagement relates directly to the operations and financial reporting of the Trust. The Audit Oversight Committee considers the possible effect of those services on the independence of the Trust’s independent registered public accounting firm. During the fiscal year ended December 31, 2025, the Audit Oversight Committee met three times.

Governance and Nominating Committee.  The Board has established a Governance and Nominating Committee composed solely of Independent Trustees, currently consisting of Messrs. Michel and Rappaport and Mses. Cogan, McCartney and Morris. Ms. McCartney is the current Chair of the Governance and Nominating Committee. The primary purposes and responsibilities of the Governance and Nominating Committee are: (i) advising and making recommendations to the Board on matters concerning Board governance and related Trustee practices, and (ii) the screening and nomination of candidates for election to the Board as Independent Trustees.
The responsibilities of the Governance and Nominating Committee include considering and making recommendations to the Portfolios’ Board regarding: (1) governance, retirement and other policies, procedures and practices relating to the Board and the Trustees; (2) in consultation with the Chair of the Trustees, matters concerning the functions and duties of the Trustees and committees of the Board; (3) the size of the Board and, in consultation with the Chair of the Trustees, the Board’s committees and their composition; and (4) Board and committee meeting procedures. The Committee will also periodically review and recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by each Portfolio to the Independent Trustees for their services on the Board and any committees on the Board.
The Governance and Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be re-elected. During the fiscal year ended December 31, 2025, the Governance and Nominating Committee met three times.
Qualifications, Evaluation and Identification of Trustee Nominees.  The Governance and Nominating Committee of the Trust requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, the Governance and Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers, (iii) the Portfolios’ investment adviser, (iv) the Portfolios’ shareholders and (v) any other source the Committee deems to be appropriate. The Governance and Nominating Committee may, but is not required to, retain a third-party search firm at the Trust’s expense to identify potential candidates.
Consideration of Candidates Recommended by Shareholders.  The Governance and Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustees, provided that the recommending shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates”, which are set forth as Appendix B to the Trust’s Governance and Nominating Committee Charter and attached as Appendix B to this Statement of Additional Information. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Governance and Nominating Committee Charter, which is attached to this Statement of Additional Information as Appendix B for details.
The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of Trustees.
Diversity.  The Governance and Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee. The Board has adopted a diversity policy and, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Portfolios (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Portfolios.

Valuation Oversight Committee.  The Board has established a Valuation Oversight Committee, currently consisting of Messrs. Michel and Rappaport and Mses. Cogan, McCartney and Morris. Mr. Michel is the current Chair of the Valuation Oversight Committee. The Valuation Oversight Committee has been delegated responsibility by the Board for overseeing determination of the fair value of each Portfolio’s portfolio securities and other assets. The Valuation Oversight Committee reviews and approves procedures for the fair valuation of each Portfolio's portfolio securities and periodically reviews reports and assessments provided by the Adviser pursuant to the Trust's valuation procedures and the Adviser's pricing policy. With respect to the fair valuation of portfolio securities for which market quotations are not readily available, the Adviser has been designated as “Valuation Designee” for the Portfolios in accordance with Rule 2a-5 under the Act. The Valuation Oversight Committee reports to the Board periodically as to the Committee's activities and oversight of the Adviser's administration of the Portfolios' valuation procedures and the Valuation Designee's carrying out of its responsibilities under Rule 2a-5. During the fiscal year ended December 31, 2025, the Valuation Oversight Committee met four times.
Contracts Committee.  The Board has established a Contracts Committee, currently consisting of Messrs. Michel and Rappaport and Mses. Cogan, McCartney and Morris. Ms. Cogan is the current Chair of the Contracts Committee. The Contracts Committee meets as the Board deems necessary to review the performance of, and the reasonableness of the fees paid to, as applicable, the Portfolios’ investment adviser(s) and any sub-adviser(s), administrators(s) and principal underwriters(s) and to make recommendations to the Board regarding the approval and continuance of the Portfolios’ contractual arrangements for investment advisory, sub-advisory, administrative and distribution services, as applicable. The Contracts Committee also may review and evaluate the terms of other contracts or amendments thereto with the Trust’s other major service providers at the Board’s request. During the fiscal year ended December 31, 2025, the Contracts Committee met three times.
Performance Committee.  The Board has established a Performance Committee currently consisting of Messrs. Michel, Rappaport and Flattum and Mses. Cantrill, Cogan, McCartney and Morris. Ms. Morris is the current Chair of the Performance Committee. The Performance Committee’s responsibilities include reviewing the performance of the Portfolios and any changes in investment philosophy, approach and personnel of the Portfolios’ Adviser. During the fiscal year ended December 31, 2025, the Performance Committee met four times.
Securities Ownership
For each Trustee, the following table discloses the dollar range of equity securities in the Trust beneficially owned by the Trustee and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust's family of investment companies as of December 31, 2025.
Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Independent Trustees
Sarah E. Cogan	None	Over $100,000
Kathleen A. McCartney	None	Over $100,000
Mark Michel**	None	None
Sonya Morris**	None	None
Alan Rappaport	None	Over $100,000
Interested Trustees
Libby D. Cantrill	None	None
David Flattum	None	None
*
The term “Family of Investment Companies” as used herein includes the Portfolios and the following registered investment companies: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PCM Fund, Inc., PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Global StocksPLUS®& Income Fund and PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income

Fund, PIMCO Flexible Emerging Markets Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund.
**
Mr Michel and Ms. Morris were each appointed as Trustees of the Trust effective September 18, 2025.
To the Trust’s knowledge, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust as of December 31, 2025 by Independent Trustees and their immediate family members:
Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Sarah E. Cogan	None	None	None	None	None
Kathleen A. McCartney	None	None	None	None	None
Mark Michel*	None	None	None	None	None
Sonya Morris*	None	None	None	None	None
Alan Rappaport	None	None	None	None	None
*
Mr. Michel and Ms. Morris were each appointed as a Trustee of the Trust effective September 18, 2025.
Trustees’ Compensation
Each of the Independent Trustees also serves as a trustee of PIMCO California Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Access Income Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO High Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Global StocksPLUS® & Income Fund, PCM Fund, Inc., PIMCO Strategic Income Fund, Inc., and PIMCO Dynamic Income Strategy Fund, each a closed-end fund for which the Adviser serves as investment manager (together, the “PIMCO Closed-End Funds”), PIMCO Flexible Emerging Markets Income Fund, PIMCO Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed-end management investment company that is operated as an “interval fund” for which PIMCO serves as investment manager (the “PIMCO Interval Funds”) and the Trust (together with the PIMCO Interval Funds and the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). As indicated above, certain of the officers of the Trust are affiliated with the Adviser. Effective August 1, 2025, the PIMCO Municipal Income Fund and PIMCO Municipal Income Fund III merged with and into PIMCO Municipal Income Fund II, PIMCO New York Municipal Income Fund and PIMCO New York Municipal Income Fund III merged with and into PIMCO New York Municipal Income Fund II, and PIMCO California Municipal Income Fund II and PIMCO California Municipal Income Fund III merged with and into PIMCO California Municipal Income Fund.
Effective January 1, 2026, each Independent Trustee receives annual compensation of $275,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly; the Independent Chair of the Boards receives an additional $100,000 per year, payable quarterly; the Audit Oversight Committee Chair receives an additional $35,000 annually, payable quarterly; the Governance and Nominating Committee Chair receives an additional $15,000 annually, payable quarterly; the Performance Committee Chair receives an additional $15,000 annually, payable quarterly; the Valuation Oversight Committee Chair receives an additional $10,000 annually, payable quarterly; and the Contracts Committee Chair receives an additional $30,000 annually, payable quarterly. Trustees are also reimbursed for meeting related expenses.
Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as among the Trust, the PIMCO Interval Funds and the PIMCO Closed-End Funds. Trustee compensation and other costs are then further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets.

The Trust has no employees. The Trust’s officers and Interested Trustees (Ms. Cantrill and Mr. Flattum) are compensated by the Adviser or its affiliates, as applicable.
The Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below).
The following table sets forth information regarding the compensation received by the Independent Trustees for the fiscal year ended December 31, 2025. The Independent Trustees received the compensation set forth in the table below for serving as Trustees of the Trust and other funds in the same Fund Complex as the Trust. Each officer and each Trustee who is a director, officer, partner, member or employee of the Investment Manager, or of any entity controlling, controlled by or under common control with the Investment Manager, including any Interested Trustee, serves without any compensation from the Trust.
Name of Person, Position	Aggregate Compensation From Trust for the Fiscal Year Ended December 31, 2025#	Pension Or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid To Trustees as of Year-Ended December 31, 2025*
Sarah E. Cogan	$30,500	N/A	N/A	$305,000
Deborah A. DeCotis**	$37,500	N/A	N/A	$375,000
Kathleen A. McCartney	$27,500	N/A	N/A	$275,000
Mark Michel***	$6,875	N/A	N/A	$68,750
Sonya Morris***	$6,875	N/A	N/A	$68,750
Alan Rappaport	$29,000	N/A	N/A	$290,000
E. Grace Vandecruze****	$32,000	N/A	N/A	$320,000
#
Ms. Cantrill and Mr. Flattum are interested Persons of the Trust and do not receive compensation from the Trust for their services as Trustees.
*
The Term “Fund Complex” as used herein includes the Portfolios and any other registered investment company (i) that holds itself out to investors as a related company for purposes of investment and investor services; or (ii) for which PIMCO or an affiliate of PIMCO serves as primary investment adviser.
**
Ms. DeCotis retired from the Board as of March 6, 2026. In connection with her retirement, Ms. DeCotis entered into an agreement pursuant to which she was engaged as a consultant to the Board on an as-requested basis through December 31, 2026. Pursuant to the consulting agreement, for the calendar year 2026, Ms. DeCotis was paid the equivalent of one year of her prior Independent Trustee compensation from the Fund Complex of $275,000.
***
Mr. Michel and Ms. Morris were each appointed as a Trustee of the Trust effective September 18, 2025.
****
Ms. Vandecruze retired from the Board as of December 31, 2025.
Code of Ethics
The Trust, the Adviser and principal underwriter have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. The codes of ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
PIMCO Proxy Voting Policies and Procedures
PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)6 under the Advisers Act. The Fund has adopted the Proxy Policy of PIMCO when voting proxies on its own behalf.
Policy Statement:

The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.
Overview:
PIMCO has adopted a written Proxy Policy as required by Rule 206(4)-6 under the Advisers Act. Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.
Equity Securities. The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities. PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a portfolio manager or analyst decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one exists. When the ISP does not provide a voting recommendation, the relevant portfolio manager or analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.
Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/custodian. Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for equity securities. When processed as corporate action-consents, the Legal and Compliance department will review election forms to determine whether a material conflict of interest, or the appearance of one, exists with respect to the portfolio manager’s or analyst’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.
Resolution of Potential Conflicts of Interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.
PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.
ISP Oversight. Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of an ISP engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s operational processes and ability to provide proxy voting research and recommendations including the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies and the ISP’s compliance program.
Sub-Adviser Engagement. As an investment manager, PIMCO may exercise its discretion to engage a sub-adviser to provide portfolio management services to certain funds. Consistent with its management responsibilities, the Sub-Adviser may assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.
Information about how PIMCO voted the Fund’s proxies for the most recent twelve-month period ended June 30th (Form N-PX) will be available no later than the following August 31st, without charge, upon request, by calling the Fund at 1-800-927-4648, on the Fund’s website at www.pimco.com and on the SEC’s website at http://www.sec.gov.
Investment Adviser
PIMCO, a Delaware limited liability company, serves as investment adviser to the Portfolios pursuant to an investment advisory contract (“Advisory Contract”) between PIMCO and the Trust. PIMCO is located at 650 Newport Center Drive, Newport Beach, California 92660. As of December 31, 2025, PIMCO had approximately $2.26 trillion of assets under management and $1.84 trillion of third-party assets under management.
PIMCO is a majority owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) with a minority interest held by Allianz Asset Management U.S. Holding II LLC, each, a Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset Management was organized as a limited liability company under Delaware law in 2000. Allianz Asset Management of America LP merged with Allianz Asset Management, with the latter being the surviving entity, effective January 1, 2023. Following the merger, Allianz Asset Management is PIMCO LLC's managing member and direct parent entity. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company.
The management and operational oversight of Allianz Asset Management are carried out by its Management Board, the sole member of which is currently Tucker J. Fitzpatrick.
As of the date of this Statement of Additional Information, there are currently no significant institutional shareholders of Allianz SE.
Absent an SEC exemption or other regulatory relief, the Portfolios generally are precluded from effecting principal transactions with brokers that are deemed to be affiliated persons of the Portfolio, the Adviser or the Sub-Adviser, and the Portfolio's ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker is subject to restrictions. Similarly, the Portfolios' ability to utilize the affiliated brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the affiliated brokers described above will materially adversely affect its ability to provide services to the Portfolio, the Portfolios' ability to take advantage of market opportunities, or the Portfolio's overall performance.
Advisory Contract
PIMCO, subject to the supervision of the Board of Trustees, is responsible for providing investment guidance and policy direction in connection with the management of the Portfolios, including oral and written research, analysis, advice, and statistical and economic data and information. Consistent with the investment objective(s), policies and restrictions applicable to the Trust and the Portfolios, PIMCO determines the securities and other assets to be purchased or sold by each Portfolio and determines what portion, consistent with any applicable investment restrictions of each Portfolio, shall be invested in securities or other assets, and what portion, if any, should be held uninvested. Under the Advisory Contract, the Trust has the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory clients of PIMCO.
Under the terms of the Advisory Contract, PIMCO is obligated to manage the Portfolios in accordance with applicable laws and regulations. PIMCO’s investment advisory services to the Portfolios are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others.

The Advisory Contract was approved by the Trustees of the Trust (including all of the Trustees who are not “interested persons” of the Adviser). The Advisory Contract will remain in full force and effect as to each Portfolio, unless sooner terminated by such Portfolio, for an initial one-year period and shall continue thereafter on an annual basis with respect to such Portfolio provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Portfolio or by the Trust’s Board of Trustees; and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s Independent Trustees. It can also be terminated with respect to a Portfolio at any time, without payment of any penalty by a vote of a majority of the outstanding voting securities of such Portfolio or by a vote of a majority of the Trust’s entire Board of Trustees on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust. Additionally, the Advisory Contract will terminate automatically in the event of its assignment. The Advisory Contract may not be materially amended with respect to a Portfolio or Portfolios without a vote of a majority of the outstanding voting securities of the pertinent Portfolio or Portfolios. The Proposed Advisory Contract may be amended from time to time to add new Portfolios without a vote of any shareholders of then existing Portfolios.
The Advisory Contract provides that neither PIMCO nor its members, officers, directors or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under the Advisory Contract, except by reason of willful misfeasance, bad faith or gross negligence in performance of PIMCO’s duties, or by reason of reckless disregard of PIMCO’s obligations and duties under the Advisory Contract.
The Portfolios do not pay any fees, including an advisory or administration fee, to the Adviser under the current Investment Advisory Contract between the Trust and the Adviser or the current Supervision and Administration Agreement between the Trust and the Adviser. However, each Portfolio is an integral part of “wrap-fee” programs, including those sponsored by investment advisers and broker-dealers unaffiliated with the Portfolio or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser for additional information on the “wrap” fee program. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to PIMCO and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolios.
Pursuant to an Expense Limitation Agreement between the Trust and the Adviser, the Adviser has contractually agreed to waive all fees and/or pay or reimburse all expenses of the Portfolios, including organizational and offering expenses associated with obtaining or maintaining a Legal Entity Identifier, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying funds or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. The Expense Limitation Agreement will continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as the Adviser serves as the investment adviser to the Portfolios pursuant to the Investment Advisory Contract between the Trust and the Adviser.
Portfolio Manager Compensation
PIMCO’s and its affiliates’ approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.
Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Portfolio or any other account managed by that portfolio manager:
Base Salary –  Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.
Variable Compensation –  In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:
●
Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Portfolio(s)) and relative to applicable industry peer groups; and
●
Amount and nature of assets managed by the portfolio manager.
The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. Additionally, PIMCO's Carried Interest Plan provides eligible participants (i.e., those who provide services to PIMCO's alternative funds) a percentage of the carried interest otherwise payable to PIMCO if the applicable performance measurements described in the alternative fund's partnership agreements are achieved.
Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.
Securities Ownership
Each of the primary portfolio managers was not a beneficial owner of shares of a Portfolio that he or she managed as of December 31, 2025. Mr. Chiaverini was not a beneficial owner of shares of FISH: Series LD as of March 31, 2026.
Other Accounts Managed
The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolios also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated in the table below. The following table identifies, as of December 31, 2025 (unless otherwise indicated): (i) each portfolio manager of the Portfolios; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers (exclusive of the Portfolios); and (iii) the total assets of such other companies, vehicles and accounts, and the number and total assets of such other companies, vehicles and accounts with respect to which the advisory fee is based on performance. The information includes amounts managed by a team, committee, or other group that includes the portfolio manager. The Portfolio(s) managed by each portfolio manager, including each Portfolio’s net assets as of December 31, 2025, (unless otherwise indicated) are listed in the footnotes following the table. Effective March 6, 2026, FISH: Series LD is jointly and primarily managed by Jerome Schneider, Nathan Chiaverini and Mike Cudzil.
	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Daniel He(1)
Registered Investment Companies	19	$25,513.84	0	$0.00
Other Pooled Investment Vehicles	2	$695.27	1	$562.06
Other Accounts	7	$6,562.45	3	$721.84
David Braun(2)
Registered Investment Companies	9	$16,682.56	0	$0.00
Other Pooled Investment Vehicles	13	$6,661.22	0	$0.00
Other Accounts	117	$138,493.83	1	$790.72

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Mike Cudzil(3)
Registered Investment Companies	29	$85,840.64	0	$0.00
Other Pooled Investment Vehicles	14	$12,509.30	3	$9,122.09
Other Accounts	64	$46,739.14	6	$1,290.64
Vinayak Seshasayee(4)
Registered Investment Companies	0	$0.00	0	$0.00
Other Pooled Investment Vehicles	6	$4,831.49	0	$0.00
Other Accounts	60	$23,860.02	7	$3,688.43
David Hammer(5)
Registered Investment Companies	20	$22,990.78	0	$0.00
Other Pooled Investment Vehicles	7	$1,668.74	4	$1,054.84
Other Accounts	181	$19,943.11	0	$0.00
Kyle Christine(6)
Registered Investment Companies	16	$17,403.96	0	$0.00
Other Pooled Investment Vehicles	0	$0.00	0	$0.00
Other Accounts	5	$63,186.22	0	$0.00
Jerome M. Schneider(7)
Registered Investment Companies	21	$94,211.58	0	$0.00
Other Pooled Investment Vehicles	19	$28,966.65	3	$705.80
Other Accounts	41	$31,334.56	3	$902.58
Nathan Chiaverini(8)
Registered Investment Companies	6	$34,604.58	0	$0.00
Other Pooled Investment Vehicles	1	$83.05	0	$0.00
Other Accounts	23	$10,392.23	0	$0.00
(1)
Mr. He co-manages FISH: Series R ($145.9 million).
(2)
Mr. Braun co-manages FISH: Series C ($1,589.9 million) and FISH: Series M ($1,593.3 million).
(3)
Mr. Cudzil co-manages FISH: Series C ($1,589.9 million), FISH: Series M ($1,593.3 million) and FISH: Series R ($164.6 million).
(4)
Mr. Seshasayee co-manages FISH: Series C ($1,589.9 million) and FISH: Series M ($1,593.3 million).
(5)
Mr. Hammer co-manages FISH: Series TE ($158.3 million).
(6)
Mr. Christine co-manages FISH: Series TE ($158.3 million).
(7)
Mr. Schneider co-manages FISH: Series LD ($50.7 million).
(8)
Effective March 6, 2026, Mr. Chiaverini co-manages FISH: Series LD ($57.47 million). Information for Mr. Chiaverini is as of March 31, 2026.
Conflicts of Interest
From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by a Portfolio. The other accounts might also have different investment objectives or strategies than a Portfolio. Investors should be aware that investments made by a Portfolio and the results achieved by a Portfolio at any given time, including for the same or similar instruments, are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a Portfolio. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, the execution venue(s) used for a given strategy or Portfolio, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Portfolios or to accounts in which a Portfolio invests. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account and/or PIMCO but detrimental to the underlying account. Such conflicts of interest could similarly in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the underlying account and/or PIMCO and that may or may not be detrimental to the investing account. For example, even if there is a fee waiver or reimbursement in place relating to a Portfolio's investment in an underlying account, or relating to an investing account’s investment in a Portfolio, this will not necessarily eliminate all conflicts of interest, as PIMCO could nevertheless have a financial incentive to favor investments in PIMCO-affiliated funds and managers (for example, to increase the assets under management of PIMCO or a fund, product or line of business, or otherwise provide support to, certain funds, products or lines of business), which could also impact the manner in which certain transaction fees are set. Conversely, PIMCO’s duties to the Portfolios, as well as regulatory or other limitations applicable to the Portfolios, may affect the courses of action available to PIMCO-advised accounts (including certain Portfolios) that invest in the Portfolios in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. To the extent portfolio managers of a Portfolio or other PIMCO-sponsored account acting as investing account come into possession of MNPI regarding a Portfolio that is a current or potential underlying account in connection with their official duties (including potentially serving as portfolio manager of one or more such underlying accounts), portfolio managers of the Portfolio (or other PIMCO-sponsored account) acting as investing account may not base trading decisions for such investing accounts on MNPI relating to any Portfolio acting as underlying account.
Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Portfolios or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Portfolios or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Portfolios or other accounts managed by PIMCO (each a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.
Knowledge and Timing of Portfolio Trades.  A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.
Cross Trades.  A potential conflict of interest may arise in instances where a Portfolio buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.
Selection of Service Providers.  PIMCO, its affiliates and its employees may have relationships with service providers that recommend, or engage in transactions with or for, a Portfolio, and these relationships may influence PIMCO’s selection of these service providers for a Portfolio. Additionally, as a result of these relationships, service providers may have conflicts that create incentives for them to promote the Portfolio over other funds or financial products. In such circumstances, there is a conflict of interest between PIMCO and a Portfolio if the Portfolios determine not to engage or continue to engage these service providers.
Investment Opportunities.  A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, including Clients with similar names, investment objectives and policies, and/or portfolio management teams, but may not be available in sufficient quantities for all accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Portfolios or other accounts may result in the Portfolios not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and objectives fairly and equitably over time, taking into consideration relevant factors including, without limitation: the nature of the security or instrument and associated risk characteristics, applicable Client account investment restrictions and guidelines, including regulatory restrictions; Client account-specific investment objectives, restrictions and other Client instructions, as applicable; risk tolerances; amounts of available cash; the need to rebalance a Client account's portfolio (e.g., due to investor contributions and redemptions); whether the allocation would result in a Client account receiving a trivial amount or an amount below the established minimum quantity; regulatory requirements; the origin of the investment; the bases for an issuer's allocation to PIMCO; the availability of certain platforms for a Client account and other Client account-specific factors. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category which may adversely affect a Client account. In addition, quantitative strategies and certain other Client account types will have access to certain trading platforms in PIMCO’s discretion that may result in priority of trade allocations over other Client accounts or more favorable execution. In certain instances, issuers, underwriters, or trading counterparties may restrict participation in new issue distributions or other specialized opportunities to particular market participants and, as a result, such issuances or opportunities may not be available to, or allocated to, certain Client accounts, even where otherwise appropriate or suitable. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.
Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. PIMCO may also take into account the bases for an issuer’s allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer’s debt if the issuer’s allocation to PIMCO is based on such holdings. PIMCO also may determine not to allocate to or purchase or sell for certain Clients all investments for which all Clients may be eligible. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including a Portfolio, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolio and certain pooled investment vehicles, including investment opportunity allocation issues.
From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. Such inconsistent positions may arise with respect to quantitative/systematic strategies, for example when the investment model establishes a short position and one or more other Clients maintain a long position. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.
When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.
Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.
Although PIMCO generally does not actively trade or manage assets on its own behalf, from time to time, PIMCO or an affiliate may invest on its own behalf, as principal, for strategic or other reasons (a proprietary investment). This may occur, for example, when the investment is an equity interest (e.g., stock or warrants) made in connection with PIMCO’s use of a product or service supplied by the issuer. In connection with these proprietary investments, PIMCO may eventually hold common stock or other publicly traded equity and may ultimately dispose of or hedge its exposure, as principal, to such proprietary investment. Such proprietary investments may be suitable for, or alternatively competitive with, a Client. In either case, PIMCO is permitted to allocate such investments away from a Client to PIMCO.
These proprietary investments can ultimately result in conflicts with Clients that also invest (including debt and equity investments) in or transact with the issuer or with other companies which may be transacting with the issuer. In other cases, a Client may be prohibited from making or disposing of an investment in the proprietary investment, or a related instrument, even when it would be in the Client’s best interest to do so. Although PIMCO will seek to mitigate and address such conflicts in a fair and reasonable manner, it may not be able to do so, and will have an incentive to favor PIMCO’s interests over the Client’s interests. PIMCO generally seeks to avoid committing to such investments if they would otherwise be suitable for and there is an investment interest on behalf of a Client; however, there is no guarantee that such measures will adequately mitigate the potential or actual conflicts, and PIMCO will have an incentive to favor its interests over a Client’s interests.
Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.
PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.
In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases, PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.
Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.
From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients). Moreover, restrictions imposed by or through third-party automated trading platforms could affect a Client’s ability to transact through, or the quality of execution achieved through, such platforms.
PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases, PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI. In addition, PIMCO will, in many cases, rely on public information in connection with the valuation of certain securities when PIMCO, another business unit within PIMCO or one of its affiliates may be otherwise in possession of MNPI suggesting that such valuations may be inaccurate.
PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.
The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Portfolio) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. Clients (and investors in the Portfolios) should also be aware that a Portfolio may experience losses associated with decisions or actions directly or indirectly attributable to PIMCO, and PIMCO may determine whether compensation to the Portfolios for such losses is appropriate in view of its standard of care. PIMCO will attempt to resolve such matters fairly subject to applicable PIMCO policies and procedures, and applicable laws, but even so, such matters may not be resolved in favor of Clients’ (and Portfolio investors’) interests and may in fact be resolved in a manner adverse to their interests. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.
Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).
Certain service providers to the Portfolio are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Portfolio, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular Portfolio and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Portfolio. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Additionally, the Portfolios may participate in certain investment opportunities sourced by PIMCO or an affiliate, and excess demand may be placed or referred by an affiliated service provider to third parties in return for a fee. Conflicts of interest could arise from such instances even if the Portfolios do not pay fees to the affiliated service provider in connection with such transactions. For example, PIMCO could have an incentive to allocate less of an investment opportunity to the Portfolios in order to increase fees received by the affiliated service provider (by increasing the amount of the opportunity placed or referred to third parties), or an incentive to consider the affiliated service provider’s receipt of fees when determining whether a Portfolio will participate in such an investment opportunity (which may impair whether the investment opportunity is made available). Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures will be successful. Moreover, PIMCO's policies and procedures may be modified or terminated at any time in PIMCO's sole discretion.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for a portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolio and such other accounts on a fair and equitable basis over time.
Portfolio Administrator
PIMCO serves as the administrator (and is referred to in this capacity as the “Administrator”) to the Portfolios pursuant to a supervision and administration agreement (the “Administration Agreement”) with the Trust. The Administrator provides or procures administrative services to the Portfolios, which include clerical help and tax, bookkeeping, internal audit services and certain other services they require, and preparation of reports to the Trust’s shareholders and regulatory filings. PIMCO may in-source or outsource certain processes or functions in connection with the supervisory and administrative services it provides without notice to investors. Depending upon the nature of the services and subject to applicable law, agreements and the Portfolios’ governing documents, fees associated with in-sourced or outsourced services will be borne by the Portfolios or PIMCO. In addition, PIMCO, and not the Portfolios, could benefit from certain fee reduction arrangements under certain such agreements. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Portfolios, and is responsible for the costs of registration of the Trust’s shares and the printing of prospectuses and shareholder reports for current shareholders. The Administrator does not receive any compensation from the Portfolios under the Administration Agreement.
The Administration Agreement will remain in full force and effect as to each Portfolio, unless sooner terminated by such Portfolio, for an initial one-year period and shall continue thereafter on an annual basis with respect to such Portfolio provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Portfolio or by the Trust’s Board of Trustees; and (ii) by the vote, cast at a meeting called for such purpose, of a majority of the Trust’s Independent Trustees. The Administration Agreement may be terminated by the Trust at any time by vote of (1) a majority of the Trustees or (2) a majority of the outstanding voting securities of the Trust, on 60 days’ written notice to PIMCO.
Distribution Of Trust Shares
Distributor
PIMCO Investments LLC (the “Distributor”) serves as the principal underwriter of each Portfolio of the Trust’s shares pursuant to a distribution contract with the Trust. The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management. The Distributor does not participate in the distribution of non-PIMCO managed registered funds. Furthermore, representatives of the Distributor may also be employees or associated persons of PIMCO. The offering of the Trust’s shares is continuous. The Distributor is not obligated to sell any specific amount of the Trust’s shares. The distribution contract is terminable with respect to a Portfolio without penalty, at any time, by the Portfolio by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Trust, on behalf of the Portfolios, pays the Distributor no fees. The Distributor’s principal address is 1633 Broadway, New York, NY 10019.
The distribution contract will continue in effect with respect to each Portfolio for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Portfolio, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the distribution contract by vote cast in person at a meeting called for that purpose. If the distribution contract is terminated (or not renewed) with respect to one or more Portfolios, it may continue in effect with respect to any Portfolio as to which it has not been terminated (or has been renewed).
Additional Payments to Financial Firms
Event Support; Other Non-Cash Compensation; Charitable Contributions. In addition to the payments described above, PIMCO pays and/or reimburses, at its own expense, financial firms’ sponsorship and/or attendance at conferences, elite performer gatherings, seminars or informational meetings (which may include events held through video technology, to the extent permitted by applicable regulation) (“event support”), provides financial firms or their personnel with occasional tickets to events or other entertainment (which, in some instances, is held virtually), meals and small gifts and pays or provides reimbursement for reasonable travel and lodging expenses for attendees of PIMCO educational events (“other non-cash compensation”), and makes charitable contributions to valid charitable organizations at the request of financial firms (“charitable contributions”) to the extent permitted by applicable law, rules and regulations.
Visits; Training; Education. In addition to the payments described above, wholesale representatives and employees of PIMCO or its affiliates visit financial firms on a regular basis to educate financial professionals and other personnel about the Portfolios and to encourage the sale or recommendation of PIMCO products and advisory services to their clients. PIMCO may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a financial firm’s financial professionals and other personnel.
Platform Support; Consultant Services. PIMCO also may make payments or reimbursements to financial firms or their affiliated companies, which may be used for their platform development, maintenance, improvement and/or the availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, eligibility for inclusion of PIMCO strategies on a “wrap fee” program platform, trading or order taking platforms and related infrastructure/technology and/or legal, risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, “platform support”). In certain instances, platform support payments are made for the purpose of supporting services provided by a financial firm’s servicing of shareholder accounts, including, but not limited to, handling toll-free telephone inquiries, processing shareholder communications, and providing information to shareholders on their investments. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Portfolios with such financial firms’ affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Portfolios or in other products sponsored or distributed by PIMCO or its affiliates. Although platform support payments are not primarily intended to compensate financial firms for distribution of Fund shares or to encourage the sale of Fund shares, these payments may provide an additional incentive to certain financial firms to actively promote the sale of Fund shares and retain positions in the Portfolios in anticipation of increasing or retaining platform support payments. In addition, PIMCO may pay investment consultants or their affiliated companies for certain services including technology, operations, tax, or audit consulting services and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms (collectively, “consultant services”).
Data. PIMCO also may make payments or reimbursements to financial firms or their affiliated companies for various studies, surveys, industry data, research and information about, and contact information for, particular financial professionals who have recommended, or may in the future recommend, PIMCO advisory services that use shares of the Portfolios (i.e., “leads”) (“collectively, “market data”). Some financial firms also provide related data regarding transactions in specific model portfolios or in “wrap fee” portfolios, Portfolios and investment strategies to PIMCO in exchange for a fee. Such payments may relate to the amount of assets a financial firm’s clients have invested in the Portfolios or other PIMCO-advised funds.
Payments. Payments for items including event support, platform support, data and consultant services (but not including certain account services, discussed below) as well as revenue sharing, are, in certain circumstances, bundled and allocated among these categories in PIMCO’s discretion. The financial firms receiving such bundled payments may characterize or allocate the payments differently from PIMCO’s internal allocation. In addition, payments made by PIMCO to a financial firm and allocated by PIMCO to a particular category of services can in some cases result in benefits related to, or enhance the eligibility of PIMCO or a Portfolio to receive, services provided by the financial firm that may be characterized or allocated to one or more other categories of services.
As of March 31, 2026, PIMCO anticipates that the firms that will receive the additional payments for services as described above include:
Fidelity Brokerage Services
Fidelity Investments Institutional Operations Company Inc.
Morgan Stanley Smith Barney LLC
PIMCO expects that additional firms may be added to this list from time to time or may receive one-time payments without anticipation of receiving future additional payments. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Portfolios with such financial firms’ affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Portfolios or in other products sponsored or distributed by PIMCO or its affiliates.
Account Services. “Account Services” encompass a range of administrative and/or shareholder services to beneficial owners holding shares in the Portfolios through wrap accounts at Merrill Lynch Pierce Fenner & Smith, Inc.

or one of its affiliates (collectively, “Merrill Lynch”). Account Services provided to the Portfolios by Merrill Lynch may include, among others, the following services: maintaining separate records for each customer account with respect to each of the Portfolios held by such customer account, which records shall reflect shares purchased, redeemed, transferred and exchanged, and share balances; aggregating and processing redemption and transfer orders, and processing purchase orders on behalf of customers; calculating and disbursing to customers or crediting to customer accounts all proceeds of redemptions of shares of each of the Portfolios and all dividends and other distributions not reinvested in shares of each of the Portfolios; preparing and transmitting to customers periodic customer account statements showing the total number of shares owned by them as of the statement closing date; purchases, redemptions, and transfers of Portfolio shares by the customer during the period covered by the statement; and the dividends and other distributions paid to the customer during the statement period (whether paid in cash or reinvested in Portfolio shares); transmitting to customers proxy materials, reports, and other information received by Merrill Lynch from any of the Portfolios and required to be sent to shareholders under the federal securities laws. Upon request of a Portfolio, Merrill Lynch will transmit to customers fund communications deemed by the Portfolio, through its Board of Trustees, to be material to shareholders of the Portfolio; transmitting (a) state codes, and (b) detailed Portfolio share purchase transaction and purchase-exchange and redemption-exchange information through NSCC Fund/SERV, as necessary to enable each of the Portfolios and its principal underwriter to comply with certain requirements and state Blue Sky laws, respectively; providing customer support concerning Portfolio positions maintained in customer accounts, including answering questions and responding to inquiries regarding such investments, trading, and servicing of customer accounts; providing customers with tax documents related to their investment in the Portfolios for customers’ tax reporting purposes; other additional administrative services to customers and/or support services to the Portfolios as is provided from time to time by Merrill Lynch, as agreed by the parties, in connection with various customer account segments serviced by Merrill Lynch. With respect to the above-mentioned services, PIMCO pays Merrill Lynch with respect to each customer account holding Portfolio shares, at any time during the calendar year, an amount equal to $16 per Portfolio held. Although Account Services payments are not intended to compensate Merrill Lynch for distribution, these payments may provide an additional incentive to Merrill Lynch to actively promote the sale of shares and retention of positions in the Portfolios in anticipation of increasing or retaining Account Services payments. Additionally, depending on the arrangements Merrill Lynch may have in place with other funds or their sponsors, Merrill Lynch may have a financial incentive to promote/direct investments to a particular Portfolio over other fund options.
Account Managers’ Compensation
Compensation for the Account Managers discussed in this section has five main components: base pay, quarterly incentive compensation, an annual bonus, commissions, and certain special bonuses/commissions.
Base Pay.  All Account Managers receive some amount of base pay — a predetermined and fixed annual salary paid in bi-weekly installments. From time to time, the Distributor reviews the minimum base salary to confirm it is consistent with a reasonable wage and that there is an appropriate ratio between base salary and the other three compensation components.
Quarterly Incentive Compensation.  Account Managers are eligible to receive quarterly incentive payments for the sale of certain products, including mutual funds, ETFs, interval funds, private funds and retail separately managed accounts (i.e., wrap accounts). Account Managers do not receive higher compensation for selling fund classes with distribution fees, for sales at approved firms. Additionally, Account Managers receive the same incentive compensation for products utilizing the same investment strategy (i.e. Total Return, Short Term, etc). Account Managers employed by the Distributor are eligible to receive compensation, ascending by product categorization, with respect to sales of the following: Base/Core, Diversifiers, Strategic, Active ETFs and Alternative Strategies (each as defined from time-to-time by the Distributor) which can be adjusted based on achievement of goals and net flows. The Distributor only distributes investment products managed by PIMCO, and accordingly Account Managers compensation does not distinguish between proprietary and non-proprietary products. The Distributor reserves the right to determine the amount of compensation payable to Account Managers in its sole discretion.
Annual Bonus.  Account Managers are eligible to receive an annual bonus. The annual bonus is determined through numerous factors, including a manager’s assessment that takes into consideration the Account Manager’s job and sales performance, both in absolute terms and relative to other Account Managers, as applicable, as well as PIMCO’s and the Distributor’s performance. The Distributor may use various metrics to assess or compare the job performance of Account Managers. Such metrics generally are indicative of the Account Manager’s success in the areas of, among others, financial advisor satisfaction and the Account Manager’s product knowledge, responsiveness, and effectiveness. Annual bonuses may form a significant part of an Account Manager’s overall compensation.
Commissions.  Account Managers are eligible to receive commissions for the sale of certain products, including mutual funds, closed-end funds (including interval funds), and retail separately managed accounts (i.e., wrap accounts). Account Managers do not receive higher commissions for selling fund classes with distribution fees, for sales at approved firms. Additionally, Account Managers receive the same commission for products eligible for commissions utilizing the same investment strategy (i.e., Total Return, Short Term, etc., other than certain PIMCO Variable Insurance Trust (“PVIT”) and PIMCO Equity Series VIT (“PESVIT”) sales). Account Managers employed by the Distributor are eligible to receive compensation, ascending by product type, with respect to sales of the following: Short Term Strategies, PVIT and PESVIT Funds sold through Allianz Life variable insurance products, Total Return Strategies, Select Strategies, and Select Focus Strategies (each as defined, from time to time, by the Distributor). Account Managers may receive commissions from the sale of other products, including closed-end funds, whose commission rates may be higher than those product types noted above. The Distributor reserves the right to determine the amount of commissions payable to Account Managers in its sole discretion.
Other Compensation.  From time to time Account Managers may receive special bonuses, including monthly bonuses, or other rewards in connection with the Distributor's incentive programs that reward certain performance-related metrics. Account Managers may receive commissions from the sale of other products, including closed-end funds, whose commission rates may be higher than those product types noted above.
Potential Conflicts of Interest
As described above, Account Managers are eligible to receive compensation, in addition to their base pay, which could represent a significant portion of an Account Manager’s compensation. A factor that is evaluated in determining such compensation is the Account Manager’s success in marketing and selling products distributed by the Distributor. Account Managers may have a financial incentive to offer certain types of products to you, and the offering of such products may be considered, among other factors, in the assessment of an Account Manager’s performance.
As described above, Account Managers who offer certain products may receive compensation as a direct or indirect result of your selection of those products, which could represent a significant portion of an Account Manager’s compensation; an Account Manager's quarterly bonus could be reduced depending on the size of a transaction or transactions and the compensation of the Account Managers' net sales for the year to date period. This compensation may be more than what the Account Manager would receive if you had selected other products. Therefore, Account Managers may have a financial incentive to offer certain products. For example, Select Focus Strategies offers a higher commission rate than Select Strategies, which offers a higher commission rate than Total Return Strategies, and so on, as noted above. Under policies applicable to all Account Managers, no Account Manager is permitted to promote, recommend, or solicit the sale of one product over another solely because that product will provide higher revenue or compensation to the Account Manager, the Distributor or PIMCO. Please review all product materials and disclosures before selecting an investment product.
Portfolio Transactions And Brokerage
Investment Decisions and Portfolio Transactions
Investment decisions for the Portfolios and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including each Portfolio). Some securities considered for investment by the Portfolios also may be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which PIMCO, its officers or employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and other clients pursuant to PIMCO’s trade allocation policy that is designed to ensure that all accounts, including the Portfolios, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference.

Where applicable, PIMCO considers relevant ESG factors in its investment research process with the goal of enhancing risk-adjusted returns. Integrating relevant factors into the evaluation process does not mean that ESG related information is the sole or primary consideration for an investment decision. PIMCO’s portfolio managers and analyst teams consider a variety of factors including the materiality of those factors to make investment decisions. Where material, ESG factors can be important considerations when evaluating long-term investment opportunities and risks for asset classes, where applicable. The materiality of ESG considerations to investment decisions typically varies across asset classes, strategies, products and valuations.
PIMCO may acquire on behalf of its clients (including the Portfolios) securities or other financial instruments providing exposure to different aspects of the capital and debt structure of an issuer, including without limitation those that relate to senior and junior/subordinate obligations of such issuer. In certain circumstances, the interests of those clients exposed to one portion of the issuer’s capital and debt structure may diverge from those clients exposed to a different portion of the issuer’s capital and debt structure. PIMCO may advise some clients or take actions for them in their best interests with respect to their exposures to an issuer’s capital and debt structure that may diverge from the interests of other clients with different exposures to the same issuer’s capital and debt structure.
PIMCO may aggregate orders for the Portfolios with simultaneous transactions entered into on behalf of other clients of PIMCO when, in PIMCO’s reasonable judgment, aggregation may result in an overall economic benefit to the Portfolios and other clients in terms of pricing, brokerage commissions or other expenses. When feasible, PIMCO allocates trades prior to execution. When pre-execution allocation is not feasible, PIMCO promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager’s eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account’s deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account’s investment objectives, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions.
In some cases, PIMCO may sell a security on behalf of a client, including the Portfolios, to a broker-dealer that thereafter may be purchased for the accounts of one or more of PIMCO’s other clients, including the Portfolios, from that or another broker-dealer. PIMCO has adopted procedures it believes are reasonably designed to obtain the best execution for the transactions by each account.
Brokerage and Research Services
There is generally no stated commission in the case of fixed-income securities, which are often traded in the OTC markets, but the price paid by a Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. Transactions in fixed income securities on certain foreign exchanges may involve commission payments.
The Adviser places all orders for the purchase and sale of portfolio securities, options, futures contracts, swap agreements and other instruments for the Portfolios and buys and sells such securities, options, futures, swap agreements and other instruments for each Portfolio through a substantial number of brokers and dealers, as well as automated trading platforms (“ATPs”). In so doing, the Adviser uses its best efforts to obtain for each Portfolio the best execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking best execution, the Adviser, having in mind each Portfolio’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer (or ATP) involved and the quality of service rendered by the broker-dealer (or ATP) in other transactions. ATPs may charge fees, such as access or transaction fees, similar to commissions or mark-ups. Changes in the aggregate amount of brokerage commissions paid by a Portfolio from year-to-year may be attributable to changes in the asset size of the Portfolio, the volume of portfolio transactions effected by the Portfolio, the types of instruments in which the Portfolio invests, or the rates negotiated by PIMCO on behalf of the Portfolios.
For the fiscal years ended December 31, 2025, December 31, 2024 and December 31, 2023, FISH: Series C, FISH: Series M, FISH: Series R, FISH: Series TE and FISH: Series LD paid the following amounts of brokerage commissions:
Portfolio	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23
FISH: Series C	$104,791.42	$97,042.40	$44,237.93
FISH: Series M	$310,394.04	$103,355.36	$30,206.57
FISH: Series R	$19,625.49	$15,837.90	$27,015.19
FISH: Series TE	$647.68	$244.61	$130.31
FISH: Series LD	$19,150.28	$11,156.52	$9,554.77
The FISH: Series M experienced an increase in the amounts of brokerage commissions paid for 2024 compared to 2023 due to an increase in transactions by one of its brokers.
The Adviser places orders for the purchase and sale of portfolio investments for a Portfolio’s accounts with brokers or dealers or ATPs selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Portfolios, the Adviser will seek the best price and execution of the Portfolios’ orders. In doing so, a Portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Portfolios may use an affiliated broker-dealer of the wrap-fee program sponsor to effect the Portfolios’ portfolio transactions, the Portfolios and PIMCO will not consider the offering of Portfolios through a wrap-fee program as a factor when selecting bids to execute those transactions.
It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives research services from many broker-dealers with which the Adviser places a Portfolio’s portfolio transactions. The Adviser also may receive research or research related credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed-income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Such information may be provided in the form of meetings with analysts, telephone contacts and written materials. Some of these services are of value to the Adviser in advising various of their clients (including the Portfolios), although not all of these services are necessarily useful and of value in managing the Portfolios. Conversely, research and brokerage services provided to PIMCO by broker-dealers in connection with trades executed on behalf of other clients of PIMCO may be useful to PIMCO in managing the Portfolio, although not all of these services may be necessarily useful and of value to PIMCO in managing such other clients.
In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act, as amended, PIMCO may cause a Portfolio to pay broker-dealers which provide them with “brokerage and research services” (as defined in the Exchange Act) an amount of disclosed commission or spread (sometimes called “soft dollars”) for effecting a securities transaction for a Portfolio in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction, if PIMCO determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.
PIMCO is typically in a position to make this necessary determination in connection with transactions in equity securities and in other circumstances where there is sufficient transparency to objectively determine the transaction price and commission (e.g., where the commission and transaction price are fully and separately disclosed on the confirmation and the transaction is reported under conditions that provide independent and objective verification of the transaction price), which generally is not the case with transactions in fixed income securities. Accordingly, the provision of brokerage and research services is not typically considered with respect to transactions by the Portfolios when trading in fixed income securities, although PIMCO may receive research or research-related credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio.
In selecting broker-dealers that provide research or brokerage services that are paid for with soft dollars, potential conflicts of interest may arise between PIMCO and the Portfolios because the Adviser does not produce or pay for these research or brokerage services, but rather uses brokerage commissions generated by Portfolio transactions to pay for them. In addition, PIMCO may have an incentive to select a broker-dealer based upon the broker-dealer’s research or brokerage services instead of the broker-dealer’s ability to achieve best execution.
As noted above, PIMCO may purchase new issues of securities for the Portfolios in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Trust or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Trust, other clients of the Adviser, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.
PIMCO may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of PIMCO where, in the judgment of PIMCO, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.
Pursuant to applicable sections under the 1940 Act, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for a Portfolio if the commissions paid to such an affiliated broker-dealer by a Portfolio do not exceed one per centum of the purchase or sale price of such securities.
Pursuant to rules of the SEC, a broker-dealer that is an affiliate of PIMCO may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is “executed” on the floor of the exchange by another broker which is not an “associated person” of the affiliated broker-dealer, and if there is in effect a written contract between PIMCO and the Trust expressly permitting the affiliated broker-dealer to receive and retain such compensation.
SEC rules further require that commissions paid to such an affiliated broker-dealer, PIMCO by a Portfolio on exchange transactions not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Portfolios did not pay any commissions to affiliated brokers during the fiscal years ended December 31, 2025, 2024 and 2023.

Holdings of Securities of the Trust’s Regular Brokers and Dealers (as of December 31, 2025)
Portfolio	Broker-Dealer	Aggregate Holdings (in thousands)
Fixed Income SHares: Series C	Morgan Stanley & Co.	$49,238
	Wells Fargo Securities, LLC	47,529
	Goldman Sachs & Co.	43,809
	BOFA Securities. Inc.	42,517
	J.P. Morgan Securities	28,636
	BNP Paribas	20,265
	Barclays Bank PLC	10,831
	CitiGroup, Inc.	9,816
	State Street Bank & Trust Co.	548
Fixed Income SHares: Series M	BOFA Securities. Inc.	$80,753
	J.P. Morgan Securities	61,987
	Morgan Stanley & Co.	51,117
	CitiGroup, Inc.	40,506
	Goldman Sachs & Co.	38,205
	Wells Fargo Securities, LLC	3,934
	Barclays Bank PLC	3,524
	State Street Bank & Trust Co.	511
Fixed Income SHares: Series LD	Goldman Sachs & Co.	$1,632
	Mizuho	1,002
	CitiGroup, Inc.	716
	J.P. Morgan Securities	482
	State Street Bank & Trust Co.	237
	J.P. Morgan Securities	133
Fixed Income SHares: Series R	BOFA Securities. Inc.	83
	State Street Bank & Trust Co.	$5,694
	CitiGroup, Inc.	706
	BOFA Securities. Inc.	623
	Morgan Stanley & Co.	131
	Goldman Sachs & Co.	4
Fixed Income SHares: Series TE	State Street Bank & Trust Co.	$147
Portfolio Turnover
The selling of the securities held by a Portfolio and reinvestment of the proceeds is known as “portfolio turnover.” The Adviser manages the Portfolios without regard generally to restrictions on portfolio turnover. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in equity securities involves the payment of brokerage commissions, which are transaction costs paid by a Portfolio. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to FCMs. The higher the rate of portfolio turnover of a Portfolio, the higher these transaction costs borne by the Portfolio generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are taxed when distributed to shareholders who are individuals at ordinary income tax rates). See “Taxation.”
The portfolio turnover rate of a Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Portfolio during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all derivatives and all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets, in accordance with current federal securities laws, rules and staff positions, used to cover short positions undertaken, are also excluded from both (a) and (b). Portfolio turnover rates for each Portfolio as of the Trust’s most recent fiscal year end are provided in the applicable Prospectus under “Financial Highlights.”
The PIMCO Fixed Income Shares: Series TE Portfolio experienced an increased portfolio turnover rate compared to its prior year. The Portfolio’s trading activity increased during the period ended December 31, 2025 in part due to increased activity by shareholders of the Portfolio.
Disclosure of Portfolio Holdings
Policies and Procedures Generally.  The Trust has adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the securities holdings of the Portfolios (the “Disclosure Policy”). The Disclosure Policy is designed to protect the confidentiality of the Portfolios’ non-public portfolio holdings information, to prevent the selective disclosure of such information, and to ensure compliance by PIMCO and the Portfolios with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty.
Monitoring and Oversight.  The Trust’s Chief Compliance Officer (“CCO”) is responsible for ensuring that PIMCO has adopted and implemented policies and procedures reasonably designed to ensure compliance with the Disclosure Policy and, to the extent the CCO considers necessary, the CCO shall monitor PIMCO’s compliance with its policies and procedures.
Any exceptions to the Disclosure Policy may be made only if approved by the CCO upon determining that the exception is in the best interests of the Portfolio. The CCO must report any exceptions made to the Disclosure Policy to the Trust’s Board of Trustees at its next regularly scheduled meeting.
Quarterly Disclosure.  The Trust will publicly disclose the complete schedule of each Portfolio’s portfolio holdings, as reported on a calendar quarter-end basis, by posting such information on the Portfolios’ website. The schedule will consist of such information about each security held by a Portfolio as of the relevant calendar quarter-end as will be determined by PIMCO from time to time. The information will be posted approximately fifteen (15) calendar days after the most recent calendar quarter’s end and will remain accessible on the website until the Portfolios file a Form N-PORT or Form N-CSR on the SEC’s EDGAR website for the period which includes the date of the information. If a Portfolio’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of the information on the website, the Portfolio may promptly post such information on the Portfolios’ website.
The Portfolios file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolios’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov.
Defaulted/Distressed Securities.  PIMCO may, in its discretion, publicly disclose portfolio holdings information at any time with respect to securities held by the Portfolios that are in default, distressed, or experiencing a negative credit event. Any such disclosure will be broadly disseminated via PIMCO’s website at http://www.pimco.com, the Distributor’s website at http://www.pimco.com/investments, or by similar means.
Confidential Dissemination of Portfolio Holdings Information.  No disclosure of non-public portfolio holdings information may be made to any third party except as set forth in the Disclosure Policy. This prohibition does not apply to information sharing with (i) the Portfolios’ service providers, such as the Portfolios’ investment adviser, sub-advisers (if any), distributor, custodian, transfer agent, administrator, sub-administrator (if any), accountant, counsel, securities class action claims services administrator, financial printer, proxy voting agent, lender, intraday NAV calculation agent; (ii) portfolio managers of PIMCO-sponsored funds of funds; (iii) PIMCO affiliates, service providers to PIMCO or service providers to PIMCO affiliates who may perform services or assist PIMCO in the performance of services for or on behalf of a Portfolio; and (iv) other select third party service providers (collectively, the “Service Providers”), who generally need access to such information in the performance of their contractual duties and responsibilities. Such Service Providers are subject to duties of confidentiality, including a duty not to trade on information such as non-public portfolio holdings, imposed by law and/or contract.
Each Portfolio or PIMCO may, to the extent permitted under applicable law, distribute non-public portfolio holdings information to (i) certain third parties that have a legitimate business purpose in receiving such information, including, but not limited to, mutual fund analysts and rating and ranking organizations, pricing information vendors, analytical service providers, banks or other third parties providing financing to a Portfolio, certain platform providers, investment management trade associations and potential Service Providers, or (ii) a redeeming shareholder effecting a redemption-in-kind from one of the Portfolios as may be permitted by PIMCO from time to time; provided, however, that any recipient of non-public portfolio holdings information pursuant to this paragraph shall be subject to a confidentiality agreement meeting the requirements of the Disclosure Policy.
The distribution of non-public portfolio holdings information must be authorized by an officer of the Trust after determining the requested disclosure is in the best interests of the Portfolio and its shareholders and after consulting with and receiving approval from PIMCO’s legal department. The Disclosure Policy does not require a delay between the date of the information and the date on which the information is disclosed; however, any recipient of non-public information will be subject to a confidentiality agreement that contains, at a minimum, provisions specifying that: (1) the Portfolios’ non-public information provided is the confidential property of the Portfolios and may not be used for any purpose except in connection with the provision of services to the Portfolios or for an agreed-upon legitimate business purpose and, in particular, that such information may not be traded upon; (2) except to the extent contemplated by the Disclosure Policy, the recipient of the non-public information agrees to limit access to the information to its employees, advisors, representatives, and agents who are subject to a duty to keep and treat such information as confidential; and (3) upon written request from the Portfolios or PIMCO, the recipient of the non-public information shall promptly return or destroy the information, except as otherwise required by applicable law or such recipient’s record retention policies and procedures. Neither the Portfolios nor PIMCO may receive compensation or consideration in connection with the distribution of non-public portfolio holdings information.
A Portfolio or PIMCO may also, to the extent permitted under applicable law, confirm the absence of one or more particular portfolio holdings to third parties that have a legitimate business purpose in receiving such information, to the extent such information relates to compliance by a Portfolio with a legal or regulatory requirement. Disclosure of such information does not constitute disclosure of portfolio holdings information under the Disclosure Policy.
Non-Specific Information.  Under the Disclosure Policy, the Portfolios or PIMCO may distribute non-specific information about the Portfolios and/or summary information about the Portfolios at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Portfolio’s holdings.
Required Disclosures.  No provision of the Disclosure Policy is intended to restrict or prevent the disclosure of portfolio holdings information as may be required by applicable state or federal law, which are requested by governmental authorities or in connection with litigation involving a Portfolio’s current or past portfolio holdings.
Net Asset Value
Net asset value is determined as indicated under “How Portfolio Shares are Priced,” in the Prospectus. A Portfolio’s net asset value will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Taxation
The following discussion of U.S. federal income tax consequences of investment in the Portfolios is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Portfolios. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to an investment in the Portfolios. There may be other tax considerations applicable to particular shareholders. For example, except as otherwise specifically noted herein, we have not described certain tax considerations that may be relevant to certain types of holders subject to special treatment under the U.S. federal income tax laws, including shareholders subject to the U.S. federal alternative minimum tax, insurance companies, tax-exempt organizations, pension plans and trusts, regulated investment companies, dealers in securities, shareholders holding shares of a Portfolio through tax-advantaged accounts (such as 401(k) plans or individual retirement accounts), financial institutions, shareholders holding Portfolio shares as part of a hedge, straddle, or conversion transaction, entities that are not organized under the laws of the United States or a political subdivision thereof, and persons who are neither citizens nor residents of the United States. This summary assumes that investors hold Portfolio shares as capital assets (within the meaning of the Code).
Shareholders should consult their own tax advisors regarding their particular situation and the possible application of U.S. federal, state, local or non-U.S., or other tax laws and any proposed tax law changes.
Taxation of the Portfolios
Each Portfolio has elected and intends each year to qualify and be eligible to be treated as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded to regulated investment companies and their shareholders, each Portfolio generally must, among other things:
(a)
derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);
(b)
diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio’s total assets is invested, including through corporations in which the Portfolio owns a 20% or more voting stock interest (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Portfolio controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and
(c)
distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.
For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Portfolio investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Portfolio’s ability to meet the diversification test in (b) above.
If a Portfolio qualifies as a regulated investment company that is accorded special tax treatment, the Portfolio will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Portfolio were to fail to meet the income, diversification or distribution tests described above, the Portfolio could, in some cases, cure such failure, including by paying a Portfolio-level tax, paying interest, making additional distributions or disposing of certain assets. If the Portfolio were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and could be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Portfolio’s shares. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.
Each Portfolio intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income, including any net capital gain, retained by the Portfolios will be subject to tax at the Portfolio-level at regular corporate rates. In the case of net capital gain, the Portfolio is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) be entitled to credit their proportionate share of the tax paid by the Portfolio on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Portfolio makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Portfolio will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. No Portfolio is required to, and there can be no assurance that a Portfolio will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Portfolio’s net investment income. Instead, potentially subject to certain limitations, a Portfolio may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Portfolio retains or distributes such gains. If a Portfolio incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term. A Portfolio’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.
A Portfolio’s ability to use certain tax benefits could be limited if the Portfolio experiences on “ownership change” within the meaning of section 382 of the Internal Revenue Code. Such tax benefits include net capital losses and certain built-in losses. An ownership change may occur if there is a greater than 50% change in the value of the stock of the Portfolio owned by five percent shareholders during the testing period (generally three years). An ownership change may be triggered by the purchase and sale, redemption, or new issuance of Portfolio shares or by a merger of the Portfolio with another regulated investment company.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
If a Portfolio were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income recognized for the one-year period ending on October 31 of such year (or November 30 or December 31 of that year if the Portfolio is permitted to elect and so elects), plus any such amounts retained from the prior year, the Portfolio would be subject to a nondeductible 4%

excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 (or November 30 of that year if the regulated investment company makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a regulated investment company with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also, for these purposes, a Portfolio will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Portfolios intend generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that they will be able to or will do so.
A Portfolio is generally permitted to carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Portfolio retains or distributes such gains. If the Portfolio incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term. In the event that the Portfolio were to experience an ownership change as defined under the Internal Revenue Code, the capital loss carryforwards and other favorable tax attributes of the Portfolio, if any, may be subject to limitation. In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
Portfolio Distributions
Shareholders subject to U.S. federal income tax will be subject to tax on dividends other than exempt-interest dividends (described below) received from a Portfolio, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. See the discussion below regarding distributions declared in October, November or December for further information. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.
For U.S. federal income tax purposes, distributions of investment income other than exempt-interest dividends (described below) are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Portfolio owned (or is deemed to have owned) the investments that generated the gains, rather than how long a shareholder has owned his or her shares. In general, a Portfolio will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter a Portfolio’s holding period in investments and thereby affect the tax treatment of gain or loss in respect of such investments. Distributions of net capital gain that are properly reported by the Portfolio as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. The IRS and the Department of the Treasury have issued regulations that would impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. The Portfolios do not expect a significant portion of distributions to be treated as long-term capital gains. Distributions of gains from the sale of investments that a Portfolio owned for one year or less will be taxable to shareholders as ordinary income.
Distributions of investment income reported by the Portfolio as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Portfolio levels. The Portfolios do not expect a significant portion of Portfolio distributions to be derived from qualified dividend income. In general, dividends of net investment income received by corporate shareholders of a Portfolio will qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the Portfolio from domestic corporations for the taxable year, if holding period and other requirements are met at both the shareholder and Portfolio level. The Portfolios do not expect a significant portion of Portfolio distributions to qualify for the dividends-received deduction.
Under applicable Treasury regulations, distributions by the Portfolio to its shareholders that the Portfolio properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Portfolios are permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
Certain distributions reported by a Portfolio as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Portfolio is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Portfolio’s business interest income over the sum of the fund’s (i) business interest expense and (ii) other deductions properly allocable to the Portfolio’s business interest income.
The Portfolios will advise shareholders annually of the amount and nature of the dividends paid to them.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Portfolio of net investment income (other than exempt-interest dividends, described below) and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Portfolio shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Portfolio.
A distribution by the Portfolio will be treated as paid on December 31 of any calendar year if it is declared by the Portfolio in October, November or December with a record date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
The ultimate tax characterization of a Portfolio’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that a Portfolio may make total distributions during a taxable year in an amount in excess of the Portfolio’s current and accumulated earnings and profits, in which case the excess generally will be treated as a return of capital, which will be tax-free to holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable to shareholders, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.
Dividends and distributions on shares of a Portfolio are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Portfolio’s current and accumulated earnings and profits (generally, the net investment income and net capital gains of the Portfolio with respect to that year), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Portfolio’s net asset value reflects gains that are either unrealized, or realized but not yet distributed. Such realized income and gains may be required to be distributed even when a Portfolio’s net asset value also reflects unrealized losses.

If a Portfolio holds, directly or indirectly, one or more Build America Bonds issued before January 1, 2011, or other tax credit bonds issued on or before December 31, 2017, on one or more applicable dates during a taxable year, it is possible that the Portfolio will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Portfolio. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Portfolio shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if a Portfolio is eligible to pass through such tax credits to shareholders, the Portfolio may choose not to do so.
Sales, Exchanges or Redemptions of Shares
The sale, exchange or redemption of Portfolio shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares treated as a sale or exchange for U.S. federal income tax purposes will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, such gain or loss on the taxable disposition of Portfolio shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less (i) will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares and (ii) generally will be disallowed to the extent of any exempt- interest dividends received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Portfolio shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of the Portfolio are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Issuer Deductibility of Interest
A portion of the interest paid or accrued on certain high yield discount obligations owned by the Portfolios may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend paid by the issuer for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Portfolios may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such accrued interest.
Original Issue Discount, Payment-in-Kind Securities, Market Discount, Preferred Securities and Commodity-Linked Notes
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Portfolio’s taxable income (and required to be distributed) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. Increases in the principal amount of an inflation indexed bond will generally be treated as OID.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that may be acquired by a Portfolio in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, a Portfolio may elect to accrue market discount currently, in which case the Portfolio will be required to include the accrued market discount on such debt obligations in the Portfolio’s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which the market discount accrues, and thus is included in a Portfolio’s income, will depend upon which of the permitted accrual methods the Portfolio elects. The Portfolios reserve the right to revoke such an election at any time pursuant to applicable IRS procedures. In the case of higher risk securities, the amount of market discount may be unclear. See “Higher Risk Securities.”
A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Portfolio may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Portfolio will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which OID or acquisition discount accrues, and thus is included in the Portfolio’s income, will depend upon which of the permitted accrual methods the Portfolio elects.
Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If a Portfolio owns a preferred security that is deferring the payment of its distributions, the Portfolio may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distributions even though the Portfolio has not yet actually received the cash distribution.
In addition, pay-in-kind obligations will, and commodity-linked notes may, give rise to income which is required to be distributed and is taxable even though the Portfolio holding the obligation receives no interest payment in cash on the security during the year.
If a Portfolio holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, the Portfolio may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Portfolio actually received. Such distributions may be made from the cash assets of a Portfolio or by disposition of portfolio securities, if necessary (including when it is not advantageous to do so). A Portfolio may realize gains or losses from such dispositions, including short-term capital gains taxable as ordinary income. In the event a Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they might otherwise receive in the absence of such transactions.
Higher Risk Securities
The Portfolios may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Portfolios. Tax rules are not entirely clear about issues such as whether or to what extent a Portfolio should recognize market discount on a debt obligation, when the Portfolios may cease to accrue interest, OID or market discount, when and to what extent a Portfolio may take deductions for bad debts or worthless securities and how the Portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Portfolios when, as and if they invest in such securities, in order to seek to ensure that they distribute sufficient income to preserve their status as regulated investment companies and do not become subject to U.S. federal income or excise tax.
Securities Purchased at a Premium
Very generally, where a Portfolio purchases a bond at a price that exceeds the redemption price at maturity (i.e., at a premium), a Portfolio may elect to amortize the premium over the remaining term of the bond, which election would apply to all bonds (other than bonds the interest on which is excludible from gross income for U.S. federal income tax purposes) held by such Portfolio. In the case of a taxable bond, if a Portfolio makes an election, which election is irrevocable without consent of the IRS, the Portfolio reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Portfolio is permitted to deduct any remaining premium allocable to a prior period. If a Portfolio does not elect to take bond premium into account currently, it will recognize a capital loss when the bond matures. In the case of a tax-exempt bond, tax rules require a Portfolio to reduce its tax basis by the amount of amortized premium.
Catastrophe Bonds
The proper tax treatment of income or loss realized by the retirement or sale of certain catastrophe bonds is unclear. The Portfolios will report such income or loss as capital or ordinary income or loss in a manner consistent with any IRS position on the subject following the publication of such a position.
Passive Foreign Investment Companies
Equity investments by a Portfolio in certain “passive foreign investment companies” (“PFICs”) could subject the Portfolio to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Portfolio will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Under Treasury regulations, any such income or net capital gain of the PFIC that is required to be included in the Portfolio’s gross income is qualifying income to the extent the PFIC makes current-year distribution of that income to the Portfolio or the Portfolio's income from an investment in the PFIC is derived with respect to the Portfolio’s business of investing in stock, securities or currencies. A Portfolio also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to sell other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Portfolio’s total return. Because it is not always possible to identify a foreign corporation as a PFIC, the Portfolio may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
Foreign Currency Transactions
A Portfolio’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Portfolio distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Portfolio to offset income or gains earned in subsequent taxable years. A Portfolio’s foreign currency losses are generally treated as realized losses for reporting purposes but may decrease a Portfolio’s taxable income and may cause a Portfolio’s distributions to shareholders to be reported as returns of capital for income tax purposes.
Options, Futures, Forward Contracts, and Swap Agreements
In general, option premiums received by a Portfolio are not immediately included in the income of the Portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Portfolio is exercised and the Portfolio sells or delivers the underlying stock, the Portfolio generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Portfolio minus (b) the Portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising with respect to any termination of a Portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term capital gain or loss depending on whether the premium income received by the Portfolio is greater or less than the amount paid by the Portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a Portfolio expires unexercised, the Portfolio generally will recognize short-term capital gain equal to the premium received.
A Portfolio’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by the Portfolio’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.
The tax treatment of certain positions entered into by a Portfolio (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Additionally, section 1256 contracts held by a Portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.
A Portfolio may sell call or put options in return for a premium or purchase call or put options by paying a premium. The premium received by the Portfolio would not be included in the Portfolio’s income at the time of receipt. The premium paid by the Portfolio would be a nondeductible capital expenditure. If a call option sold by the Portfolio or a put option purchased by the Portfolio were to be exercised, the Portfolio could realize a gain or loss. If a call option purchased by the Portfolio or a put option sold by the Portfolio were to be exercised, the Portfolio’s basis in the optioned instrument would be adjusted by the premium. If a call or put option were to lapse, the premium would be treated as a capital gain or loss. A call or put option may constitute a “straddle” for U.S. federal tax purposes and therefore be subject to the straddle rules described above.
Derivatives, Hedging and Other Transactions
In addition to the special rules described above in respect of futures and options transactions, a Portfolio’s transactions in other derivatives instruments (e.g. forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Portfolio are treated as ordinary or capital, accelerate the recognition of income or gains to a Portfolio, defer losses to a Portfolio, and cause adjustments in the holding periods of a Portfolio’s securities thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Portfolio-level tax. The Portfolios will monitor their transactions, will determine whether to make certain applicable tax elections and will make appropriate entries in their books and records.

Commodities and Commodity-Linked Instruments
A Portfolio’s investment in commodities and commodity-linked instruments, if any, will potentially be limited by the Portfolio’s intention to qualify as a regulated investment company and will potentially limit the Portfolio’s ability to so qualify. Income and gains from commodities and certain commodity-linked instruments do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. In addition, the tax treatment of some other commodity-linked instruments in which a Portfolio might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If a Portfolio were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Portfolio’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Portfolio would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Portfolio level.
Book-Tax Differences
Certain of a Portfolio’s investments in derivative instruments and in foreign-currency denominated instruments, and any of the Portfolio’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if a Portfolio’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will generally be treated as (i) a dividend to the extent of the Portfolio’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Short Sales
If a Portfolio participates in a short sale and, on the date of such short sale, the Portfolio either (i) does not hold securities substantially identical to those sold short or (ii) has held such substantially identical securities for one year or less, the character of gain or loss realized on such a short sale generally will be short-term. If a Portfolio participates in a short sale and, on the date of such short sale, the Portfolio has held substantially identical securities for more than one year, the character of gain realized on such short sale will be determined by reference to the Portfolio’s holding period in the property actually used to close the short sale; the character of loss realized on such short sale generally will be long term, regardless of the holding period of the securities actually used to close such short sale. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Portfolio’s short sale transactions can increase the percentage of the Portfolio’s gains that are taxable to shareholders as ordinary income.
REIT Investments by Fixed Income SHares: Series R Portfolio
FISH: Series R Portfolio may invest in REITs. Investments in REIT equity securities may result in the Portfolio’s receipt of cash in excess of the REIT’s earnings; if the Portfolio distributes these amounts, such distributions could constitute a return of capital to Portfolio shareholders for U.S. federal income tax purposes. Dividends received by the Portfolio from a REIT generally will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
Under applicable Treasury regulations, distributions by a Portfolio to its shareholders that the Portfolio properly reports as “section 199A dividends,” as defined and subject to certain conditions described above, are treated as qualified REIT dividends in the hands of non-corporate shareholders.
Mortgage-Related Securities
A Portfolio may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a

REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Portfolio’s income (including income allocated to a Portfolio from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Portfolio investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below.
In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. The Portfolios do not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.
Tax-Exempt Investments by Fixed Income SHares: Series TE Portfolio
This section relates only to FISH: Series TE (for purposes of this section, the “Portfolio”), which invests primarily in municipal bonds. The Portfolio intends to pay dividends that pass through to shareholders the tax-exempt character of exempt interest earned by the Portfolio (“exempt-interest dividends”) for U.S. federal income tax purposes. The Portfolio is eligible to pay exempt-interest dividends only for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating interest that is exempt from federal tax under section 103(a) of the Code. The Portfolio intends to satisfy this requirement. Portfolio distributions reported as exempt-interest dividends are not generally taxable to Portfolio shareholders for U.S. federal income tax purposes, but they may be subject to state and local taxes.
In addition, an investment in the Portfolio may result in liability for the federal alternative minimum tax for individual shareholders. For example, if the Portfolio invests in “private activity bonds,” certain shareholders may become subject to alternative minimum tax on the part of the Portfolio’s distributions derived from interest on such bonds. Individual shareholders subject to the alternative minimum tax should consult their tax advisors regarding the potential alternative minimum tax implications of holding shares of the Portfolio.
Interest on indebtedness incurred by an individual shareholder to purchase or carry shares of the Portfolio is generally not deductible for U.S. federal income tax purposes.
A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in the Portfolio may have on the U.S. federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.
The Portfolio will notify its shareholders annually in a written statement of the portion of its distributions for the taxable year that constitutes exempt-interest dividends. The percentage of income reported as tax-exempt for any particular distribution may be substantially different from the percentage of the Portfolio’s income that was tax-exempt during the period covered by the distribution. The Portfolio may invest a portion of its assets in securities that generate income subject to U.S. federal or state taxes.
To the extent that the Portfolio makes distributions of income received by the Portfolio in lieu of tax-exempt interest—otherwise known as “substitute payments”—with respect to (i) securities on loan pursuant to a securities lending transaction or (ii) tax-exempt interest received by the Portfolio on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Portfolio, such distributions will not constitute exempt-interest dividends to shareholders and will not be exempt from taxation. The Portfolio expects to use such substitute payments to satisfy its expenses, and therefore expects that the receipt of substitute payments will not adversely affect the percentage of distributions qualifying as tax-exempt income.
Non-U.S. Taxation
Income, proceeds and gains received by the Portfolios from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on a Portfolio’s investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Portfolio’s assets at taxable year end consists of the securities of foreign corporations (including for this purpose foreign governments), the Portfolio may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Portfolio to foreign countries in respect of foreign securities that the Portfolio has held for at least the minimum period specified in the Code. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit but not a deduction for such foreign taxes. If a Portfolio does not qualify for or chooses not to make such an election, shareholders generally will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Portfolio; in that case the foreign tax will nonetheless reduce the Portfolio's yield on such investments. Even if a Portfolio elects to pass through to its shareholders foreign tax credits or deductions, shareholders that are not subject to U.S. federal income tax, and those who invest in a Portfolio through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), will not benefit from any such credit or deduction. The Adviser intends to manage the Portfolios with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so.
Tax-Exempt Shareholders
Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Portfolio if shares in the Portfolio constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
A tax-exempt shareholder may also recognize UBTI if a Portfolio recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, as described above, if the amount of such income recognized by the Portfolio exceeds the Portfolio’s investment company taxable income (after taking into account deductions for dividends paid by the Portfolio).
In addition, special tax consequences apply to CRTs that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. If a CRT (as defined in Section 664 of the Code) realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under current IRS guidance, a CRT will not recognize UBTI solely as a result of investing in a regulated investment company that recognizes “excess inclusion income.” Rather, if at any time during a taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a regulated investment company that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, each Portfolio may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to that shareholder’s interest in the Portfolio. CRTs and other tax-exempt shareholders are urged to consult their tax advisors concerning the consequences of investing in the Portfolios. The Portfolios do not intend to invest directly or indirectly in residual interests in REMICs.
Non-U.S. Shareholders
Distributions by a Portfolio to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Portfolio as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, or (4)

exempt-interest dividends generally are not subject to withholding of U.S. federal income tax (except that exempt-interest dividends may be subject to backup withholding).
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Portfolio in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of “U.S. real property interests” (“USRPIs”) as described below. If a Portfolio invests in a regulated investment company that pays such distributions to the Portfolio, such distributions retain their character as not subject to withholding if properly reported when paid by the Portfolio to foreign shareholders. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.
A Portfolio is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.
Foreign shareholders should contact their intermediaries regarding the application of withholding rules to their accounts.
Distributions by a Portfolio to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Portfolio unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual holder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Portfolio (as described below).
Foreign shareholders with respect to whom income from a Portfolio is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Portfolio at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Portfolio, and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.
Special rules would apply if a Portfolio were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Portfolio’s USPRIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A regulated investment company that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Portfolio is a QIE.
If an interest in the Portfolio were a USRPI, the Portfolio would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, or any foreign shareholder if shares of the Portfolio are not considered regularly traded on an established securities market, in which case such foreign shareholder generally would also be required to file a U.S. tax return and pay any additional taxes due in connection with the redemption.
If a Portfolio were a QIE, under a special “look-through” rule, any distributions by the Portfolio to a foreign shareholder (including, in certain cases, distributions made by the Portfolio in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Portfolio from a lower-tier regulated investment company or REIT that the Portfolio is required to treat as USRPI gain in its hands, or (ii) gains realized by the Portfolio on the disposition of USRPIs, would retain their character as gains realized from USRPIs in the hands of the Portfolio’s foreign shareholders and would be subject to U.S. withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Portfolio.
The Portfolios generally do not expect that they will be QIEs.
Foreign shareholders of a Portfolio may also be subject to “wash sale” rules to prevent the avoidance of the tax-filing and - payment obligations discussed above through the sale and repurchase of Portfolio shares.
Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Portfolio.
In order for a foreign shareholder to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E, or substitute form). Foreign shareholders in the Portfolios should consult their tax advisors in this regard.
Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding shares in a Portfolio through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding shares in a Portfolio through foreign entities should consult their tax advisors about their particular situation.
A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.
Backup Withholding
A Portfolio generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds, if any, paid to any individual shareholder who fails to properly furnish a Portfolio with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to a Portfolio that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations
Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct owners of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Portfolio to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder of a Portfolio fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Portfolio may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Portfolio pays. If a payment by the Portfolio is subject to FATCA withholding, the Portfolio is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Portfolio could be required to report annually their “financial interest” in the Portfolio’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in a Portfolio through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
Shares Purchased Through Tax-Qualified Plans
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Portfolios as an investment through such plans, and the precise effect of an investment on their particular tax situation.
Other Information
Capitalization
The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust (the “Declaration of Trust”) dated November 3, 1999. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio, each shareholder is entitled to receive his pro rata share of the net assets of that Portfolio.
Shares begin earning dividends on Portfolio shares the day after the Trust receives the purchase payment from the shareholder. Net investment income from interest and dividends, if any, will be declared daily and distributed monthly to shareholders of record by the Portfolio. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. A Portfolio’s dividend and capital gain distributions will be paid only in cash. Dividends will not be reinvested in additional Portfolio shares.
Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Portfolio’s property for all loss and expense of any shareholder investing in that Portfolio held liable on account of being or having been such a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Portfolio of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.
Voting Rights
Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made and ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares having a net asset value of at least 1 per centum of the outstanding shares, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for such a meeting, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.
The Trust’s shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.
Redemptions in Kind
It is highly unlikely that shares would ever be redeemed in kind. However, in consideration of the best interests of the remaining investors, and to the extent permitted by law, each Portfolio reserves the right to pay any redemption proceeds in whole or in part by a distribution in kind of securities held by that Portfolio in lieu of cash. When shares are redeemed in kind, the investor should expect to incur transaction costs upon the disposition of the securities received in the distribution. Each Portfolio agrees to redeem shares sold in cash up to the lesser of $250,000 or 1% of that Portfolio’s net asset value during any 90-day period for any one registered investment adviser.
Payments to Sponsors
Shares of the Portfolios are only available to “wrap” account clients where Allianz Global Investors U.S. LLC (the successor entity to Allianz Global Investors Managed Accounts LLC, which merged into Allianz Global Investors U.S. LLC in January 2013) or PIMCO (each, as applicable, the “Wrap Program Adviser”), has entered into an agreement with the wrap account sponsor (the “Sponsor”) or directly with a client. The Wrap Program Adviser may pay Sponsor’s fees in exchange for the Sponsor’s continuing due diligence, analysis, office access, training, operations and systems support and marketing assistance. These fees may be deducted from management fees remitted to the Wrap Program Adviser or billed separately. In lieu of making such payments, the Wrap Program Adviser or its affiliate may agree to pay Sponsors a lump sum payment and/or payment(s) related to specific events such as sponsorship of conferences, seminars or informational meetings or payment for attendance by persons associated with the Sponsors at conferences, seminars or informational meetings, provide Sponsors or their personnel with occasional tickets to events or other entertainment, meals and small gifts, and make charitable contributions to valid charitable organizations at the request of Sponsors to the extent permitted by applicable law, rules and regulations. In some cases, these payments may be based on assets in the wrap accounts or new assets added to those accounts, and may or may not be documented in advisory agreements between the Wrap Program Adviser and the Sponsor.
The Distributor, the Wrap Program Adviser, and/or their affiliates also may make payments or reimbursements to Sponsors or their affiliated companies, which may be used for the development, maintenance and availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, trading platforms and related infrastructure/technology and/or legal risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, “platform support”) or for various studies, surveys, industry data, access to databases, and research.
Subject to applicable law, the Wrap Program Adviser and its affiliates may also provide investment advisory services to Sponsors and their affiliates and may execute brokerage transactions on behalf of the Portfolios with such Sponsors’ affiliates. These Sponsors or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize the Wrap Program Adviser’s investment advisory services or invest in products sponsored or distributed by the Distributor. In addition, the Distributor may pay investment consultants or their affiliated companies for certain services including sales personnel coaching and training.
In addition, some Sponsors receive payments from the Distributor and/or Wrap Program Adviser for providing services with respect to “wrap” account clients holding Portfolio shares through the Sponsor, including, but not limited to, the following services: maintaining separate records for each clients account with respect to each of the Portfolios held by such clients account; aggregating and processing redemption and transfer orders, and processing purchase orders on behalf of clients, and calculating and disbursing to clients or crediting to clients accounts all proceeds of redemptions of shares of each of the Portfolios and all dividends and other distributions not reinvested in shares of each of the Portfolios; preparing and transmitting to clients periodic clients account statements showing the total number of shares owned by them as of the statement closing date, purchases, redemptions, and transfers of Portfolio shares by the clients during the period covered by the statement, and the dividends and other distributions paid to the clients during the statement period; transmitting to clients proxy materials, reports, and other information received by the Sponsor from any of the Portfolios and required to be sent to shareholders under the federal securities laws; transmitting (a) state codes, and (b) detailed Portfolio share purchase transaction and purchase-exchange and redemption-exchange information, as necessary to enable each of the Portfolios and the Distributor to comply with certain requirements and state Blue Sky laws, respectively; providing clients support concerning Portfolio positions maintained in client accounts, including answering questions and responding to inquiries regarding such investments, trading, and servicing of client accounts; providing clients with tax documents related to their investment in the Portfolios for clients’ tax reporting purposes; and other additional administrative services to clients and/or support services to the Portfolios as may be provided from time to time by the Sponsor, as agreed by the parties and is permitted by applicable statute, rule or regulation to provide such information or services. These fees are typically assessed on a per-account basis for those accounts maintained by the Sponsor and/or may be assessed to offset the transfer agency costs of maintaining those accounts that would otherwise be incurred.
A number of factors will be considered in determining the amount of these payments to Sponsors. On some occasions, such payments may be conditioned upon levels of assets in the wrap accounts and the quality of the Sponsor’s relationship with the Wrap Program Adviser and its affiliates. The level of such payments made to Sponsors will vary from time to time. In general, the payments by the Wrap Program Adviser to Sponsors are material relative to the wrap account financial compensation received by Sponsors on wrap account assets invested in the Portfolios. If Sponsors and financial advisers receive payments or other incentives in differing amounts, they may have financial incentives for recommending a particular investor adviser or investment medium for wrap accounts.
You should consult your financial adviser and review carefully any disclosure by the Sponsor of your wrap account as to compensation received by the Sponsor and your financial adviser.
Representatives of the Wrap Program Adviser visit financial advisors on a regular basis to educate financial advisors about wrap accounts and the role of the Portfolios in such accounts. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals, to the extent permitted by law.

Certain Ownership of Trust Shares
As of April 7, 2026, the following persons owned beneficially or of record 5% or more of the outstanding shares of FISH: Series C, FISH: Series M, FISH: Series R, FISH Series TE and FISH: Series LD:
PORTFOLIO NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
FIXED INCOME SHARES: SERIES C	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	21,313,205.34	*	9.99%
FIXED INCOME SHARES: SERIES C	C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	97,790,577.31		45.82%
FIXED INCOME SHARES: SERIES M	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	21,967,649.37	*	10.01%
FIXED INCOME SHARES: SERIES M	M	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	100,649,605.39		45.84%
FIXED INCOME SHARES: SERIES R	R	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	2,330,242.02	*	11.87%
FIXED INCOME SHARES: SERIES R	R	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8,611,375.32		43.86%
FIXED INCOME SHARES: SERIES TE	TE	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	4,397,736.82		13.31%
FIXED INCOME SHARES: SERIES TE	TE	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6486	6,832,442.79		20.68%
FIXED INCOME SHARES: SERIES TE	TE	MORGAN STANLEY SMITH BARNEY LLC FBO A CUSTOMER OF MSSB XXX-XXXXXX-XXX 1 NEW YORK PLAZA NEW YORK NY 10004-1901	1,704,550.00	*	5.16%

PORTFOLIO NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
FIXED INCOME SHARES SERIES LD	LD	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	2,455,945.83	*	37.85%
FIXED INCOME SHARES SERIES LD	LD	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	2,893,619.04		44.59%
*
Entity owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.
Persons who own more than 25% of the outstanding shares of beneficial interest of the Portfolio may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act. To the extent a shareholder “controls” the Portfolio, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Portfolio to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders.
As of March 31, 2026, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than 1% of each Portfolio and of the Trust as a whole.
Custodian and Accounting Agent
State Street Bank & Trust Company, 2323 Grand Boulevard, 5th Floor, Kansas City, Missouri 64108, serves as custodian for the assets of the Trust and performs custodial and fund accounting services for each Portfolio.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106 (“PwC”), serves as the independent registered public accounting firm for the Trust. PwC provides audit services, tax assistance, and consultation in connection with the review of SEC and IRS filings.
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc., 80 Lamberton Road, Windsor, CT 06095, serves as the Trust’s transfer agent and dividend-paying agent.
Legal Counsel
Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600, serves as legal counsel to the Trust.
Registration Statement
This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.
Financial Statements
Audited financial statements for FISH: Series C, FISH: Series M, FISH: Series R, FISH: Series TE and FISH: Series LD, as of December 31, 2025 for the fiscal year then ended, including notes thereto, and the report of PwC thereon, dated February 26, 2026, are incorporated herein by reference from the Trust’s December 31, 2025 reports filed on Form N-CSR, filed electronically with the SEC on March 5, 2026.
FISH000SAI_043026

APPENDIX A
Governance and Nominating Committee Charter
PIMCO Managed Accounts Trust (the “Trust”)
The Board of Trustees (the “Board”) of the Trust and respective series thereof (each, a “Fund”) have adopted this Charter to govern the activities of the Governance and Nominating Committee (the “Committee”) of the Board.
Statement of Purpose and Responsibility
The primary purpose and responsibility of the Committee is (i) advising and making recommendations to the Board on matters concerning Board governance and related Trustee practices, and (ii) the screening and nomination of candidates for election to the Board as Independent Trustees, as defined below.
Organization and Governance
1. The Committee shall be comprised of as many Trustees as the Board shall determine, but in any event not fewer than two (2) Trustees. The Committee must consist entirely of Board members who are not “interested persons” of the relevant Funds (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Board may remove or replace any member of the Committee at any time in its sole discretion.
2. One or more members of the Committee may be designated by the Board as the Committee’s chair or vice chair, as the case may be and shall serve for such term or terms as the Board may determine. The Committee Chair shall: (1) schedule meetings to take place at such times and frequency as he or she deems appropriate; (2) provide input to management regarding its establishment of an agenda for each Committee meeting, with assistance from other Committee members as the Chair deems appropriate; (3) serve as chair of each Committee meeting; (4) serve as the primary Committee member who shall interface with management regarding Committee-related matters; and (5) perform such other duties as the Board or the Committee deems appropriate. The Chair can delegate to one or more other Committee members one or more of such duties as he or she deems appropriate.
3. The Committee will have at least one regularly scheduled meeting per year to consider the compensation of Independent Trustees and other matters the Committee deems appropriate. Additional Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust’s Bylaws.
Duties and Responsibilities for Governance Matters
1. Overview of Responsibilities. The responsibilities of the Committee of each Fund include considering and making recommendations to the Board regarding: (1) governance, retirement and other policies, procedures and practices relating to the Board and the Trustees; (2) in consultation with the Chair of the Trustees, matters concerning the functions and duties of the Trustees and committees of the Board; (3) the size of the Board and, in consultation with the Chair of the Trustees, the Board’s committees and their composition; and (4) Board and committee meeting procedures, including the appropriateness and adequacy of the information supplied to the Trustees in connection with such meetings.
2. Trustee Compensation. The Committee will periodically review and recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by each Fund to the Independent Trustees for their services on the Board and any committees of the Board.
3. Board Governance Policies. The Committee shall review the Board Governance Policies designed to enhance the independence and effectiveness of the Independent Trustees in serving the interests of the Funds and their shareholders. The Committee shall review these Policies no less than every two years and shall recommend any changes to the Board for its approval.
4. The Committee shall discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.
A-1

Trustee Nominations
1. Qualifications for Trustee Nominees. A Trustee candidate must have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence.
2. Identification of Nominees. In identifying potential nominees for a Board, the Committee may consider candidates recommended by the following sources: (i) the Fund’s current Trustees; (ii) the Fund’s officers; (iii) the Fund’s investment adviser or sub- advisers; (iv) shareholders of the Fund (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.
3. Consideration of Candidates Recommended By Shareholders. The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter (included here as Appendix B), as they may be amended from time to time by a Committee, set forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A (included here as Appendix B) will not be considered by the Committee).
4. Recommendation of Candidates to the Board. The Committee will recommend to the Board the Trustees candidates that it deems qualified to serve as Independent Trustees on the Board. To the extent practicable, the Committee will rank such potential nominees for the Board in order of preference. The Committee may also consider and recommend to the Board Trustee candidates who would not qualify as Independent Trustees.
Operating Guidelines
1. The appropriate officers of the Fund shall provide or arrange to provide such information, data, and services as the Committee may request. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to engage such legal counsel and other experts and consultants at the Fund’s expense as the Committee, in its discretion, deems necessary or appropriate to carry out its responsibilities.
2. Absent actual knowledge to the contrary, each Committee member is entitled to rely upon (1) the integrity and competence of those persons and organizations that render services to the Trust and from whom the Committee receives information or reports and (2) the accuracy and completeness (both at the time of presentation and on a continuing basis, as appropriate) of the information and reports provided to the Committee by such persons or organizations. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of a Fund, under federal and state law.
A-2

APPENDIX B
Procedures for Shareholders to Submit Nominee Candidates
A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.
1. The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.
2. All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (as defined below).
3. At a Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.
4. The Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.
5. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class, if any) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class, if any) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.
B-1

PART C   OTHER INFORMATION
Item 28. Exhibits
(a)	(1)	Third Amended and Restated Agreement and Declaration of Trust, dated June 26, 2009.(3)
	(2)	Amendment No. 1 to Third Amended and Restated Agreement and Declaration of Trust, dated September 22, 2011.(9)
	(3)	Amendment No. 1 [sic] to Third Amended and Restated Agreement and Declaration of Trust, dated April 4, 2012, adding FISH: Series TE as a Series of the Trust.(4)
	(4)	Amendment No. 3 to the Third Amended and Restated Agreement and Declaration of Trust, dated January 28, 2013.(5)
	(5)	Amendment No. 4 to the Third Amended and Restated Agreement and Declaration of Trust, dated August 20, 2013.(6)
	(6)	Amendment No. 5 to the Third Amended and Restated Agreement and Declaration of Trust, dated September 5, 2014.(7)
(b)	(1)	Amended and Restated By-Laws.(1)
	(2)	Amendment No. 1 to Amended and Restated By-Laws.(7)
(c)		Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Agreement and Declaration of Trust.(1)
(d)	(1)	Investment Advisory Contract between the Trust and Pacific Investment Management Company LLC, dated September 5, 2014.(7)
(e)	(1)	Distribution Contract between the Trust and PIMCO Investments LLC, dated September 5, 2014.(7)
(f)		Not Applicable.
(g)	(1)	Custodian and Investment Accounting Agreement between State Street Bank and Trust Company and the Trust.(2)
	(2)	Amendment to Custodian and Investment Accounting Agreement by and among State Street Bank and Trust Company, PIMCO Managed Accounts Trust and Pacific Investment Management Company LLC.(13)
(h)	(1)	Amended and Restated Transfer Agency and Service Agreement between Pacific Investment Management Company LLC and Boston Financial Data Services, Inc., dated as of May 14, 2015.(8)
	(2)	Amendment to Transfer Agency and Service Agreement between PIMCO Funds and DST Asset Manager Solutions, Inc., dated as of July 17, 2018.(8)
	(3)	Amendment to Transfer Agency and Service Agreement between Pacific Investment Management Company LLC and DST Asset Manager Solutions, Inc., dated as of December 20, 2019.(10)
	(4)	Amendment to Transfer Agency and Service Agreement between Pacific Investment Management Company LLC and DST Asset Manager Solutions, Inc., dated as of December 2, 2020.(10)
	(5)	Amendment to Transfer Agency and Service Agreement between Pacific Investment Company LLC and SS&C GIDS, Inc. (successor by assignment to DST Asset Manager Solutions, Inc.) dated March 4, 2025.(13)
	(6)	Supervision and Administration Agreement between the Trust and Pacific Investment Management Company LLC, dated September 5, 2014.(7)
	(7)	Amended and Restated Expense Limitation Agreement between the Trust and Pacific Investment Management Company LLC, dated September 25, 2018.(8)
(i)		Not Applicable.
(j)		Consent of Independent Registered Public Accounting Firm.(13)
(k)		Not Applicable.
(l)		Initial Capital Agreement, dated March 15, 2000.(1)

(m)		Not Applicable.
(n)		Not Applicable.
(o)		Reserved.
(p)	(1)	Code of Ethics of the Trust.(12)
	(2)	Code of Ethics for Pacific Investment Management Company LLC and PIMCO Investments LLC.(13)
*		Power of Attorney.(13)
**		Power of Attorney.(13)
***		Power of Attorney.(13)
EX-101.INS XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.
EX-101.SCH XBRL Taxonomy Extension Schema Document
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EX-101.PRE XBRL Taxonomy Extension Presentation Linkbase Document
(1)
Filed with Post-Effective Amendment No. 2 on February 27, 2001, and incorporated by reference herein.
(2)
Filed with Post-Effective Amendment No. 12 on April 5, 2004, and incorporated by reference herein.
(3)
Filed with Post-Effective Amendment No. 25 on July 31, 2009, and incorporated by reference herein.
(4)
Filed with Post-Effective Amendment No. 32 on June 1, 2012, and incorporated by reference herein.
(5)
Filed with Post-Effective Amendment No. 34 on February 28, 2013, and incorporated by reference herein.
(6)
Filed with Post-Effective Amendment No. 37 on November 22, 2013, and incorporated by reference herein.
(7)
Filed with Post-Effective Amendment No. 42 on February 27, 2015, and incorporated by reference herein.
(8)
Filed with Post-Effective Amendment No. 50 on April 30, 2019, and incorporated by reference herein.
(9)
Filed with Post-Effective Amendment No. 52 on April 27, 2020, and incorporated by reference herein.
(10)
Filed with Post-Effective Amendment No. 54 on April 27, 2021, and incorporated by reference herein.
(11)
Filed with Post-Effective Amendment No. 56 on April 28, 2023, and incorporated by reference herein.
(12)
Filed with Post-Effective Amendment No. 57 on April 25, 2024, and incorporated by reference herein.
(13)
Filed herewith.
Item 29. Persons Controlled by or Under Common Control with Registrant.
Not applicable.
Item 30. Indemnification
Reference is made to Article VIII, Section 1, of the Registrant’s Third Amended and Restated Agreement and Declaration of Trust, which was previously filed with Post-Effective Amendment No. 25 on July 31, 2009 and is incorporated herein by reference.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Third Amended and Restated Agreement and Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.
Item 31. Business and Other Connections of the Investment Adviser
Pacific Investment Management Company LLC (“PIMCO”) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of PIMCO, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by PIMCO pursuant to the Advisers Act (SEC File No. 801-48187).
Item 32. Principal Underwriter
(a) PIMCO Investments LLC (the “Distributor”) serves as Distributor of shares for the Registrant.
(b) The officers of the Distributor are:
Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Hall, Gregory W.	Chairman of the Board of Managers, Principle Executive Officer	None
Sutherland, Eric M.	President and Manager, Board of Managers	None
Bentley, James D.	Manager, Board of Managers	None
Pitters, Caleb J.A.	Manager, Board of Managers	None
Whitten, Candice S.	Manager, Board of Managers	None
Ferrari, David R.	Principal Financial Officer and Financial and Operations Principal	None
Whittaker, Megan	Anti-Money Laundering Compliance Officer	None
Murphy, Jordan M.	Chief Compliance Officer, Chief Legal Officer	None
Thomas, Mark G.	Head of Business Management	None
Burg, Anthony A.	Treasurer	None
Oglesby, Sarah J.	Secretary	None
*
The business address of all officers of the Distributor is 1633 Broadway, New York, New York 10019.
(c) The Registrant has no principal underwriter that is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.
Item 33. Location of Accounts and Records
The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, State Street Bank and Trust Company, 2323 Grand Boulevard, 5th Floor, Kansas City, Missouri 64108, Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019, SS&C Global Investor & Distribution Solutions, Inc., 330 W. 9th Street, Kansas City, Missouri 64105, SS&C Global Investor & Distribution Solutions, Inc., P.O. Box 55060, Boston, Massachusetts 02205, SS&C Global Investor & Distribution Solutions, Inc., c/o Iron Mountain, 175 Bearfoot Road, Northborough, Massachusetts 01532, SS&C Global Investor & Distribution Solutions, Inc., c/o Iron Mountain, 6119 Dermus, Kansas City, Missouri 64120 and Vital Records Management, 2721 Michelle Drive, Tustin, California 92680.
Item 34. Management Services
Not applicable

Item 35. Undertakings
Not applicable

NOTICE
A copy of the Third Amended and Restated Agreement and Declaration of Trust of PIMCO Managed Accounts Trust (the “Trust”), together with all amendments thereto, is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), the Registrant certifies that it meets all the requirements for effectiveness under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 59 under the 1933 Act and Amendment No. 63 under the 1940 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Washington in the District of Columbia on the 28th day of April, 2026:
PIMCO MANAGED ACCOUNTS TRUST (Registrant)
By:	Joshua D. Ratner* President
*,**,***By:	/s/ ADAM T. TEUFEL Adam T. Teufel as attorney-in fact
Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:
Signature	Title	Date
Joshua D. Ratner*	President (Principal Executive Officer)	April 28, 2026
Bijal Y. Parikh**	Treasurer (Principal Financial & Accounting Officer)	April 28, 2026
Libby D. Cantrill***	Trustee	April 28, 2026
Sarah E. Cogan***	Trustee	April 28, 2026
David Flattum***	Trustee	April 28, 2026
Kathleen A. McCartney***	Trustee	April 28, 2026
Mark Michel***	Trustee	April 28, 2026
Sonya Morris***	Trustee	April 28, 2026
Alan Rappaport***	Trustee	April 28, 2026
E. Grace Vandecruze***	Trustee	April 28, 2026

*,**,***By:	/s/ ADAM T. TEUFEL Adam T. Teufel as attorney-in-fact
*
Pursuant to power of attorney filed herewith.

**
Pursuant to power of attorney filed herewith.
***
Pursuant to power of attorney filed herewith.

EXHIBIT LIST
(h)(5)	Amendment to Transfer Agency and Service Agreement between Pacific Investment Company LLC and SS&C GIDS, Inc. (successor by assignment to DST Asset Manager Solutions, Inc.) dated March 4, 2025
(j)	Consent of Independent Registered Public Accounting Firm
(p)(2)	Code of Ethics for Pacific Investment Management Company LLC and PIMCO Investments LLC
*	Power of Attorney
**	Power of Attorney
***	Power of Attorney